                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.
                 BlackRock Balanced Capital V.I. Fund
                 BlackRock Basic Value V.I. Fund
                 BlackRock Fundamental Growth V.I. Fund
                 BlackRock Global Allocation V.I. Fund
                 BlackRock Global Growth V.I. Fund
                 BlackRock Government Income V.I. Fund
                 BlackRock High Income V.I. Fund
                 BlackRock International Value V.I. Fund
                 BlackRock Large Cap Core V.I. Fund
                 BlackRock Large Cap Growth V.I. Fund
                 BlackRock Large Cap Value V.I. Fund
                 BlackRock Money Market V.I. Fund
                 BlackRock S&P 500 Index V.I. Fund
                 BlackRock Total Return V.I. Fund
                 BlackRock Utilities and Telecommunications V.I. Fund BlackRock Value Opportunities V.I. Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
     BlackRock Variable Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (800) 456-4587

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1   - Report to Stockholders

--------------------------------------------------------------------------------

     BLACKROCK VARIABLE
     -------------
     SERIES FUNDS, INC.

     -------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
A Letter to Shareholders

--------------------------------------------------------------------------------

DEAR SHAREHOLDER

The present time may well be remembered as one of the most tumultuous periods in financial market history. Over the past year, the bursting of the housing bubble and the resultant credit crisis swelled into an all-out global financial market meltdown that featured the collapse of storied financial firms, volatile swings in the world's financial markets and monumental government responses designed to prop up the economy and stabilize the financial system.

The US economy appeared relatively resilient through the first half of 2008, when rising food and energy prices stoked fears of inflation. The tenor changed dramatically in the second half, as inflationary pressure subsided amid plummeting oil prices, while economic pressures escalated in the midst of a rapid deterioration in consumer spending, employment and other key indicators. By period-end, the National Bureau of Economic Research had confirmed what most already knew--the United States was in a recession, which officially began in December 2007. The Federal Reserve Board (the "Fed"), after slashing interest rates aggressively in the early months of the year, resumed that rate-cutting campaign in the fall, with the final reduction in December bringing the target federal funds rate to a record low range of between zero and 0.25%. Importantly, the central bank pledged that future policy moves to revive the global economy and financial markets would comprise primarily of nontraditional and quantitative easing measures, such as capital injections, lending programs and government guarantees.

Against this backdrop, US equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Declines were significant and broad-based, though smaller cap stocks posted somewhat better relative performance. Non-US stocks started off the year stronger, but quickly lost ground as the credit crisis revealed itself to be global in nature and as the global economy turned south. Overall, domestic equities notched better results than non-US equities, reversing the prior years' trend of international equity outperformance.

In fixed income markets, investors shunned risky assets and sought the safety and liquidity of US Treasury issues. Prices soared, while yields fell to record lows, with the Treasury sector topping all other asset classes over the reporting period. Amid spillover from historic events in the financial sector, municipals contended with fewer market participants, lack of liquidity, a challenging funding environment and a backlog of new-issue supply, all of which contributed to the sector's underperformance relative to taxable issues. At the same time, economic turmoil combined with dislocated credit markets and substantial technical pressures resulted in the worst year on record for the high yield market.

In all, an investor flight to safety prevailed, as evidenced in the six- and 12-month returns of the major benchmark indexes:

TOTAL RETURNS AS OF DECEMBER 31, 2008

----------------------------------------------------
                                 6-month    12-month
----------------------------------------------------
US equities (S&P 500 Index)...    (28.48)%   (37.00)%
Small cap US equities (Russell
  2000 Index).................    (26.94)    (33.79)
International equities (MSCI
  Europe, Australasia, Far
  East Index).................    (36.41)    (43.38)
US Treasury securities
  (Merrill Lynch 10-Year US
  Treasury Index).............     17.70      20.06
Taxable fixed income (Barclays
  Capital US Aggregate
  Index*).....................      4.07       5.24
Tax-exempt fixed income
  (Barclays Capital Municipal
  Bond Index*)................     (2.49)     (2.47)
High yield bonds..............    (25.07)    (25.88)
(Barclays Capital US Corporate
  High Yield 2% Issuer Capped
  Index*)

----------------------------------------------------


  * Formerly a Lehman Brothers index.
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only.
You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients' assets. For our most current views on the economy and financial markets, we invite you to visit WWW.BLACKROCK.COM/FUNDS. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

/s/ Rob Kapito
Rob Kapito
President, BlackRock Advisors, LLC



                    THIS PAGE NOT A PART OF YOUR FUND REPORT

--------------------------------------------------------------------------------

     BLACKROCK BALANCED CAPITAL V.I. FUND

     ---------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - Asset allocation was unfavorable, and bonds underperformed the Barclays Capital US Aggregate Index, while equity performance was generally comparable to the S&P 500 Index. The Fund now uses the Russell 1000 Index as its benchmark rather than the S&P 500 Index because it better reflects the Fund's investment strategies.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Within the equity portfolio, good stock selection in financials was the primary positive contributor to performance, driven by relative strength in insurance company holdings ACE Ltd. and RenaissanceRe Holdings Ltd., and by our avoidance of many of the troubled companies, such as Citigroup, Inc. In addition, good stock selection in the health care sector favorably affected results, led by Bristol-Myers Squibb Co. and Wyeth. Successful stock selection in the technology sector also helped, as shares of Broadcom Corp. and Accenture Ltd. performed relatively well and we avoided the weakness in higher-profile companies like Apple Inc. and Google, Inc.

  - These areas of strength were largely offset by poor stock selection in the energy sector, which proved to be the biggest detractor from results due to our underweight position in Exxon Mobil Corp. and weak performance from oil service companies Weatherford International Ltd. and Transocean, Inc. Poor stock selection in the consumer discretionary sector also impaired performance as a result of weakness in media companies CBS Corp. and Sony Corp.

  - Within the fixed income portfolio, an underweight exposure to the US Treasury sector hampered results, as Treasuries outpaced all other sectors over the one-year period. Overweight positions in high-quality spread assets, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and mortgage-backed securities (MBS), also detracted. Tactically trading yield curve positioning proved advantageous, as did an underweight exposure to agency securities.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - We continued to adjust our holdings during the period in response to ongoing market volatility. Within the equity portfolio, we began to increase our consumer exposure, introducing new positions in Carnival Corp., Kohl's Corp. and J.C. Penney Co., Inc. Pessimism about the outlook for consumer spending has inflicted severe damage on this sector causing sharp declines in earnings expectations and valuations, which we believe affords us some attractive investment opportunities. We increased our health care exposure given this industry's non-cyclical characteristics and attractive valuation, increasing existing positions in AmerisourceBergen Corp. and Schering-Plough Corp., while introducing Merck & Co., Inc. and Aetna, Inc. to the portfolio.

  - By contrast, we reduced the Fund's technology exposure, decreasing positions in International Business Machines Corp., Hewlett-Packard Co. and Yahoo! Inc. on relative strength, and eliminating Applied Materials, Inc., Motorola, Inc. and Sun Microsystems, Inc. from the portfolio. We also reduced our cyclical exposure, exiting positions in paper companies International Paper Co. and MeadWestvaco Corp., while decreasing existing positions in industrial companies General Electric Co., Dover Corp. and United Technologies Corp.

  - Key activity within fixed income included: reducing the Fund's corporate exposure; tactically trading yield curve and duration positioning; increasing exposure to agency debt, specifically during the latter part of the period; and, increasing exposure to non-agency MBS, primarily during the third and fourth quarters of 2008.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the annual period invested 58.9% in equities, 39.2% in fixed income and 1.9% in cash equivalents.

  - High levels of fear and uncertainty in the credit markets drove the global economy into recession and precipitated the dramatic stock market decline last year. While we recognize that the news flow is likely to continue to be negative for some time, we are increasingly optimistic about prospects for the stock market and continue to pursue attractive new investment opportunities. The federal government has acted aggressively to reinvigorate economic growth, reduce interest rates, provide liquidity and stabilize the financial system. The significant stock market decline has resulted in many high quality companies now selling at bargain prices and corporate balance

--------------------------------------------------------------------------------


    sheets generally remain strong. We believe some of the best values reside in those market sectors where the greatest amount of damage has been done and are looking to increase our exposure to financials, materials and consumer-related areas. Many companies in these sectors are selling at very low valuation levels relative to their earnings and cash flow potential in an economic recovery and appear very attractively valued for the longer-term. It is here that we believe the most attractive investment opportunities are to be found.



The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

LINE GRAPH

                       BLACKROCK BALANCED
                          CAPITAL V.I.                   BARCLAYS CAPITAL
                         FUND(2)-CLASS I      S&P 500     U.S. AGGREGATE       RUSSELL 1000
                            SHARES(1)        INDEX(3)        INDEX(4)        TOTAL RETURN(5)
                       ------------------    --------    ----------------    ---------------
12/98                         10000            10000           10000              10000
12/99                         10873            12104            9918              12091
12/00                         10690            11002           11071              11149
12/01                          9900             9694           12006               9761
 12/02                         8546             7552           13237               7648
12/03                         10387             9718           13780               9934
12/04                         11288            10776           14378              11067
12/05                         11754            11305           14727              11760
12/06                         13533            13091           15365              13578
12/07                         14252            13810           16436              14362
12/08                         10173             8700           17297               8963




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2) The Fund invests in a balanced portfolio of fixed income and equity securities.

(3) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange ("NYSE") issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

(4) This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

(5) This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Fund now uses this Index as its benchmark rather than the S&P 500 Index because it better reflects the Fund's investment strategies.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                      6-MONTH         ---------------------------------
                                                   TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------------
Class I Shares(1)                                      (22.43)%       (28.62)%     (0.42)%        0.17%

-------------------------------------------------------------------------------------------------------

S&P 500 Index                                          (28.48)        (37.00)      (2.19)        (1.38)
-------------------------------------------------------------------------------------------------------

Barclays Capital U.S. Aggregate Index                    4.07           5.24        4.65          5.63
-------------------------------------------------------------------------------------------------------

Russell 1000 Index                                     (29.73)        (37.60)      (2.04)        (1.09)
-------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
PORTFOLIO COMPOSITION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Common Stocks...................................................             56%
U.S. Government Agency Mortgage-Backed Securities...............             21
Non-U.S. Government Agency Mortgage-Backed Securities...........              8
Asset-Backed Securities.........................................              4
Corporate Bonds.................................................              4
U.S. Government & Agency Obligations............................              3
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...............              2
Foreign Government Obligations..................................              1
Preferred Securities............................................              1

----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
The Benefits and Risks of Leveraging

--------------------------------------------------------------------------------

The Fund may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through the issuance of short-term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's shareholders will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Fund, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund's NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund's ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce investment returns.

--------------------------------------------------------------------------------
Derivative Instruments

--------------------------------------------------------------------------------

The Fund may invest in various derivative instruments, including swap agreements, swaptions, futures and forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund's ability to successfully use a derivative instrument depends on the Advisor's ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund's investments in these instruments are discussed in detail in the Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                  INCLUDING INTEREST EXPENSE
                 --------------------------------------------------------------------------------------------
                                          ACTUAL                                     HYPOTHETICAL(2)
                 --------------------------------------------------------   ---------------------------------
                   BEGINNING           ENDING                                 BEGINNING           ENDING
                 ACCOUNT VALUE     ACCOUNT VALUE         EXPENSES PAID      ACCOUNT VALUE     ACCOUNT VALUE
                  JULY 1, 2008   DECEMBER 31, 2008   DURING THE PERIOD(1)    JULY 1, 2008   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------
Class I........      $1,000           $775.70                $4.55              $1,000          $1,019.97

-------------------------------------------------------------------------------------------------------------
                  INCLUDING INTEREST
                        EXPENSE
                 --------------------
                    HYPOTHETICAL(2)
                 --------------------
                     EXPENSES PAID
                 DURING THE PERIOD(1)
-------------------------------------
Class I........          $5.18

-------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 1.02% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.


                                                  EXCLUDING INTEREST EXPENSE
                 --------------------------------------------------------------------------------------------
                                          ACTUAL                                     HYPOTHETICAL(2)
                 --------------------------------------------------------   ---------------------------------
                   BEGINNING           ENDING                                 BEGINNING           ENDING
                 ACCOUNT VALUE     ACCOUNT VALUE         EXPENSES PAID      ACCOUNT VALUE     ACCOUNT VALUE
                  JULY 1, 2008   DECEMBER 31, 2008   DURING THE PERIOD(1)    JULY 1, 2008   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------
Class I........      $1,000           $775.70                $4.33              $1,000          $1,020.22

-------------------------------------------------------------------------------------------------------------
                  EXCLUDING INTEREST
                        EXPENSE
                 --------------------
                    HYPOTHETICAL(2)
                 --------------------
                     EXPENSES PAID
                 DURING THE PERIOD(1)
-------------------------------------
Class I........          $4.93

-------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.97% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------




COMMON STOCKS                     SHARES        VALUE
--------------------------------------------------------
AEROSPACE & DEFENSE--1.5%
General Dynamics Corp. ......         4,600  $   264,914
L-3 Communications Holdings,
  Inc. ......................         3,100      228,718
                                             -----------
                                                 493,632

--------------------------------------------------------


AIRLINES--0.7%
Southwest Airlines Co. ......        26,400      227,568
--------------------------------------------------------


BEVERAGES--0.8%
The Coca-Cola Co. ...........         1,000       45,270
Hansen Natural Corp.(a)......         6,200      207,886
                                             -----------
                                                 253,156
--------------------------------------------------------


BIOTECHNOLOGY--1.1%
Amgen, Inc.(a)...............         6,100      352,275
--------------------------------------------------------


COMMERCIAL BANKS--0.2%
Wells Fargo & Co. ...........         1,900       56,012
--------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--0.7%
R.R. Donnelley & Sons Co. ...        17,100      232,218
--------------------------------------------------------


COMMUNICATIONS EQUIPMENT--0.1%
Cisco Systems, Inc.(a).......         2,000       32,600
JDS Uniphase Corp.(a)........         3,000       10,950
                                             -----------
                                                  43,550
--------------------------------------------------------


COMPUTERS & PERIPHERALS--3.6%
Hewlett-Packard Co. .........        11,600      420,964
International Business
  Machines Corp. ............           800       67,328
Lexmark International, Inc.
  Class A(a).................         8,000      215,200
NetApp, Inc.(a)..............         1,600       22,352
QLogic Corp.(a)..............        16,800      225,792
Western Digital Corp.(a).....        17,200      196,940
                                             -----------
                                               1,148,576
--------------------------------------------------------


CONSUMER FINANCE--0.8%
Capital One Financial
  Corp. .....................         7,900      251,931
--------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.2%
JPMorgan Chase & Co. ........         2,100       66,213
--------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--1.4%
AT&T Inc. ...................         6,600      188,100
Qwest Communications
  International Inc. ........        64,500      234,780
Verizon Communications,
  Inc. ......................           500       16,950
                                             -----------
                                                 439,830
--------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
Ingram Micro, Inc. Class
  A(a).......................        16,800      224,952
Mettler Toledo International,
  Inc.(a)....................         3,000      202,200
                                             -----------
                                                 427,152
--------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--2.5%
ENSCO International, Inc. ...         6,500      184,535
Nabors Industries Ltd.(a)....        16,700      199,899
Noble Corp. .................        10,200      225,318
Tidewater, Inc. .............         5,100      205,377
                                             -----------
                                                 815,129
--------------------------------------------------------


FOOD & STAPLES RETAILING--1.7%
BJ's Wholesale Club,
  Inc.(a)....................         6,100      208,986
The Kroger Co. ..............         9,500      250,895
Wal-Mart Stores, Inc. .......         1,700       95,302
                                             -----------
                                                 555,183
--------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--6.7%
Aetna, Inc. .................         9,500      270,750
AmerisourceBergen Corp. .....         6,300      224,658
Community Health Systems,
  Inc.(a)....................        16,300      237,654
Humana, Inc.(a)..............         6,500      242,320
LifePoint Hospitals,
  Inc.(a)....................        10,200      232,968
Lincare Holdings, Inc.(a)....         8,700      234,291
Omnicare, Inc. ..............         7,800      216,528
Quest Diagnostics, Inc. .....         4,300      223,213
WellPoint, Inc.(a)...........         6,500      273,845
                                             -----------
                                               2,156,227
--------------------------------------------------------


HOUSEHOLD DURABLES--0.6%
KB Home......................        14,200      193,404
--------------------------------------------------------


HOUSEHOLD PRODUCTS--0.7%
The Procter & Gamble Co. ....         3,700      228,734
--------------------------------------------------------


IT SERVICES--3.7%
Accenture Ltd. Class A.......         8,500      278,715
Affiliated Computer Services,
  Inc. Class A(a)............         4,800      220,560
Computer Sciences Corp.(a)...         6,800      238,952
Global Payments, Inc. .......         6,500      213,135
Hewitt Associates, Inc. Class
  A(a).......................         7,900      224,202
                                             -----------
                                               1,175,564
--------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.7%
The AES Corp.(a).............        27,600      227,424
--------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.6%
General Electric Co. ........        12,000      194,400
--------------------------------------------------------


INSURANCE--1.4%
The Travelers Cos., Inc. ....         4,900      221,480
UnumProvident Corp. .........        12,500      232,500
                                             -----------
                                                 453,980
--------------------------------------------------------


LEISURE EQUIPMENT & PRODUCTS--0.7%
Hasbro, Inc. ................         7,500      218,775
--------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--1.4%
PerkinElmer, Inc. ...........        15,600      216,996
Waters Corp.(a)..............         6,000      219,900
                                             -----------
                                                 436,896
--------------------------------------------------------


MACHINERY--0.7%
Dover Corp. .................         7,200      237,024
--------------------------------------------------------


MULTILINE RETAIL--1.3%
Dollar Tree, Inc.(a).........         5,100      213,180
Family Dollar Stores, Inc. ..         8,000      208,560
                                             -----------
                                                 421,740
--------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--12.2%
Anadarko Petroleum Corp. ....         6,100      235,155
Apache Corp. ................         3,400      253,402
Chevron Corp. ...............         7,700      569,569
ConocoPhillips...............         7,500      388,500
Exxon Mobil Corp. ...........        14,600    1,165,518
Marathon Oil Corp. ..........         9,500      259,920
Murphy Oil Corp. ............         5,100      226,185
Occidental Petroleum Corp. ..         5,600      335,944
Sunoco, Inc. ................         5,600      243,376
Valero Energy Corp. .........        11,200      242,368
                                             -----------
                                               3,919,937
--------------------------------------------------------


PERSONAL PRODUCTS--0.7%
Herbalife Ltd. ..............        10,200      221,136
--------------------------------------------------------


PHARMACEUTICALS--7.2%
Eli Lilly & Co. .............         7,900      318,133
Endo Pharmaceuticals
  Holdings, Inc.(a)..........         9,000      232,920


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                     SHARES        VALUE
--------------------------------------------------------
PHARMACEUTICALS (CONCLUDED)
Forest Laboratories,
  Inc.(a)....................         9,100  $   231,777
Johnson & Johnson............        10,000      598,300
King Pharmaceuticals,
  Inc.(a)....................        21,700      230,454
Pfizer, Inc. ................        27,000      478,170
Watson Pharmaceuticals,
  Inc.(a)....................         8,700      231,159
                                             -----------
                                               2,320,913
--------------------------------------------------------


PROFESSIONAL SERVICES--0.7%
Manpower, Inc. ..............         6,400      217,536
--------------------------------------------------------


ROAD & RAIL--0.8%
Union Pacific Corp. .........         5,600      267,680
--------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.1%
Altera Corp. ................        13,200      220,572
Silicon Laboratories,
  Inc.(a)....................         9,300      230,454
Xilinx, Inc. ................        12,200      217,404
                                             -----------
                                                 668,430
--------------------------------------------------------


SOFTWARE--2.7%
Compuware Corp.(a)...........        34,500      232,875
Microsoft Corp. .............         8,300      161,352
Symantec Corp.(a)............        17,500      236,600
Synopsys, Inc.(a)............        12,100      224,092
                                             -----------
                                                 854,919
--------------------------------------------------------


SPECIALTY RETAIL--2.1%
AutoZone, Inc.(a)............         1,700      237,099
Foot Locker, Inc. ...........        28,200      206,988
Limited Brands, Inc. ........        23,000      230,920
                                             -----------
                                                 675,007
--------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--1.3%
Coach, Inc.(a)...............        10,700      222,239
Polo Ralph Lauren Corp. .....         4,400      199,804
                                             -----------
                                                 422,043
--------------------------------------------------------


TOBACCO--0.0%
Philip Morris International,
  Inc. ......................           200        8,702
--------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--1.2%
MSC Industrial Direct Co.
  Class A....................         5,400      198,882
United Rentals, Inc.(a)......        19,300      176,016
                                             -----------
                                                 374,898
--------------------------------------------------------
--------------------------------------------------------

TOTAL COMMON STOCKS--66.1%                    21,257,794
--------------------------------------------------------

--------------------------------------------------------



PREFERRED SECURITIES
--------------------------------------------------------


                                        PAR
CAPITAL TRUSTS                        (000)
--------------------------------------------------------
CAPITAL MARKETS--0.0%
Credit Suisse Guernsey Ltd.,
  5.86%(b)(c)................  USD        5        2,334
--------------------------------------------------------


COMMERCIAL BANKS--0.2%
BAC Capital Trust VI, 5.625%,
  3/08/35....................            30       25,203
Barclays Bank Plc,
  8.55%(b)(c)(d).............            55       27,000
Wachovia Corp. Series K,
  7.98%(b)(c)................             5        4,262
                                             -----------
                                                  56,465
--------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.5%
Bank of America Corp. Series
  M, 8.125%(b)(c)............            25       18,700
Citigroup Capital XXI, 8.30%,
  12/21/77(b)................            20       15,425
JPMorgan Chase & Co.,
  7.90%(b)(c)................  USD       85       70,706
JPMorgan Chase Capital XXV,
  6.80%, 10/01/37............            45       41,462
                                             -----------
                                                 146,293
--------------------------------------------------------


INSURANCE--0.3%
American International Group,
  Inc.:
  8.175%, 5/15/58(b)(d)......            50       19,451
  6.25%, 3/15/87.............            15        5,607
Chubb Corp., 6.375%,
  3/29/67(b).................            25       15,505
Lincoln National Corp., 7%,
  5/17/66(b).................            25       10,500
MetLife, Inc., 6.40%,
  12/15/66...................            45       27,000
The Progressive Corp., 6.70%,
  6/15/37(b).................            35       17,205
The Travelers Cos., Inc.,
  6.25%, 3/15/67(b)..........            25       16,376
                                             -----------
                                                 111,644
--------------------------------------------------------
--------------------------------------------------------

TOTAL PREFERRED SECURITIES--1.0%                 316,736
--------------------------------------------------------

--------------------------------------------------------



FIXED INCOME SECURITIES
--------------------------------------------------------


CORPORATE BONDS
--------------------------------------------------------
AEROSPACE & DEFENSE--0.0%
Honeywell International,
  Inc., 5.70%, 3/15/36.......            10       10,166
L-3 Communications Corp.
  Series B, 6.375%,
  10/15/15...................             2        1,870
                                             -----------
                                                  12,036
--------------------------------------------------------


AIR FREIGHT & LOGISTICS--0.0%
United Parcel Service, Inc.,
  6.20%, 1/15/38.............             5        5,512
--------------------------------------------------------


AIRLINES--0.1%
American Airlines, Inc.
  Series 2003-1,
  3.857%, 1/09/12............            17       14,784
--------------------------------------------------------


CAPITAL MARKETS--0.8%
The Bear Stearns Cos., Inc.,
  6.95%, 8/10/12(e)..........            70       72,700
The Goldman Sachs Group,
  Inc.,
  5.25%, 10/15/13............            50       45,932
Lehman Brothers Holdings,
  Inc.(a)(f):
  5.625%, 1/24/13............            70        6,650
  6.75%, 12/28/17............            25            3
  Series MTN, 7%, 9/27/27....            25        2,375
Morgan Stanley, 1.661%,
  1/09/12(b).................            50       39,450
UBS AG Series DPNT, 5.875%,
  12/20/17...................           100       91,865
                                             -----------
                                                 258,975
--------------------------------------------------------


COMMERCIAL BANKS--0.4%
Corporacion Andina de
  Fomento, 6.875%, 3/15/12...            50       48,371
Wachovia Bank NA, 6.60%,
  1/15/38....................            75       81,368
                                             -----------
                                                 129,739
--------------------------------------------------------


CONSUMER FINANCE--0.2%
SLM Corp.:
  3.735%, 1/26/09(b).........            20       19,997
  5.125%, 8/27/12............            25       18,709
  Series A, 4%, 1/15/09......            30       29,863
                                             -----------
                                                  68,569
--------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


                                        PAR
CORPORATE BONDS                       (000)     VALUE
--------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES--0.7%
Bank of America Corp.,
  4.875%, 9/15/12(e).........  USD       65  $    64,140
Citigroup, Inc., 5.625%,
  8/27/12....................            90       84,368
General Electric Capital
  Corp.:
  6.15%, 8/07/37.............            55       55,144
  6.375%, 11/15/67(b)........            50       31,428
                                             -----------
                                                 235,080
--------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
AT&T, Inc., 6.50%, 9/01/37...            75       80,774
GTE Corp., 6.84%, 4/15/18....            50       50,643
Qwest Communications
  International, Inc.:
  7.50%, 2/15/14.............            10        7,150
  Series B, 7.50%, 2/15/14...             5        3,575
                                             -----------
                                                 142,142
--------------------------------------------------------


ELECTRIC UTILITIES--0.1%
Florida Power & Light Co.,
  5.95%, 2/01/38.............            25       27,846
Southern California Edison
  Co., 5.625%, 2/01/36.......             6        6,380
                                             -----------
                                                  34,226
--------------------------------------------------------


FOOD PRODUCTS--0.1%
Kraft Foods, Inc., 6.50%,
  8/11/17....................            35       35,180
--------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.0%
American Real Estate Partners
  LP, 7.125%, 2/15/13........             5        3,450
--------------------------------------------------------


INSURANCE--0.1%
Hartford Life Global Funding
  Trusts, 2.176%,
  6/16/14(b).................            50       34,135
--------------------------------------------------------


MEDIA--1.1%
CSC Holdings, Inc. Series B,
  8.125%, 7/15/09............             5        4,975
Cablevision Systems Corp.
  Series B, 8.334%,
  4/01/09(b).................            30       29,925
Comcast Corp.:
  5.85%, 1/15/10.............            50       49,870
  6.50%, 1/15/17.............            50       49,386
  6.45%, 3/15/37.............            30       29,853
Cox Communications, Inc.,
  7.125%, 10/01/12...........            30       28,711
News America, Inc.:
  6.40%, 12/15/35............            40       36,970
  6.75%, 1/09/38.............            85       84,084
Time Warner Cable, Inc.,
  5.85%, 5/01/17.............            50       45,678
                                             -----------
                                                 359,452
--------------------------------------------------------


METALS & MINING--0.1%
Freeport-McMoRan Copper &
  Gold, Inc.:
  7.084%, 4/01/15(b).........            10        6,600
  8.25%, 4/01/15.............            15       12,750
  8.375%, 4/01/17............            30       24,600
                                             -----------
                                                  43,950
--------------------------------------------------------


MULTI-UTILITIES--0.1%
Xcel Energy, Inc., 6.50%,
  7/01/36....................            20       18,362
--------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.4%
Anadarko Petroleum Corp.,
  6.45%, 9/15/36.............            20       15,777
MidAmerican Energy Holdings
  Co., 5.95%, 5/15/37........            25       22,669
Motiva Enterprises LLC,
  5.20%, 9/15/12(d)..........            60       60,309
Petrobras International
  Finance Co., 5.875%,
  3/01/18....................  USD       15       13,485
Tennessee Gas Pipeline Co.,
  7%, 10/15/28...............             5        3,826
                                             -----------
                                                 116,066
--------------------------------------------------------


PHARMACEUTICALS--0.1%
Eli Lilly & Co., 7.125%,
  6/01/25....................             5        5,592
GlaxoSmithKline Capital,
  Inc., 4.85%, 5/15/13.......            25       25,076
Wyeth, 6%, 2/15/36...........            10       10,729
                                             -----------
                                                  41,397
--------------------------------------------------------


SOFTWARE--0.1%
Oracle Corp., 5.75%,
  4/15/18....................            20       20,919
--------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.2%
Verizon Wireless Capital LLC,
  8.50%, 11/15/18(d).........            50       58,584
--------------------------------------------------------

TOTAL CORPORATE BONDS--5.1%                    1,632,558
--------------------------------------------------------

--------------------------------------------------------



FOREIGN GOVERNMENT
OBLIGATIONS
--------------------------------------------------------
Bundesrepublik Deutschland
  Series 07, 4.25%, 7/04/39..  EUR       50       78,935
Mexican Bonos:
  Series M 10, 7.25%,
  12/15/16...................  MXN      400       27,680
  Series M 20, 10%,
  12/05/24...................         1,370      113,638
Mexico Government
  International Bond, 6.375%,
  1/16/13....................  USD       15       15,750
United Kingdom Gilt:
  5%, 3/07/12................  GBP      100      155,743
  4.25%, 12/07/49............            20       31,393
--------------------------------------------------------
--------------------------------------------------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS--1.3%       423,139
--------------------------------------------------------

--------------------------------------------------------



ASSET-BACKED SECURITIES
--------------------------------------------------------
ACE Securities Corp. Series
  2005-ASP1 Class M1, 1.151%,
  9/25/35(b).................  USD      100       24,480
American Express Issuance
  Trust Series 2008-2 Class
  A, 4.02%, 1/18/11..........           105      100,228
Bank of America Credit Card
  Trust Series 2008-A9 Class
  A9, 4.07%, 7/16/12.........           105      100,283
Capital Auto Receivables
  Asset Trust Series 2006-1
  Class A4, 5.04%, 5/17/10...           178      176,669
Chase Issuance Trust Series
  2007-A17 Class A, 5.12%,
  10/15/14...................           100       92,769
Citibank Omni Master Trust
  Series 2007-A9A Class A9,
  1.608%, 12/23/13(b)........           120      113,970
Countrywide Asset Backed
  Certificates(b):
  Series 2004-5 Class A,
  0.921%, 10/25/34...........            18       11,468
  Series 2004-13 Class AF4,
  4.583%, 1/25/33............            50       41,548
  Series 2007-5 Class 2A1,
  0.571%, 9/25/47............           113       98,745
Irwin Home Equity Corp.
  Series 2005-C Class 1A1,
  0.731%, 4/25/30(b).........            15       13,692
Lehman XS Trust Series 2005-
  5N Class 3A2, 0.831%,
  11/25/35(b)................            44       12,439
Morgan Stanley ABS Capital I
  Series 2005-HE1 Class A2MZ,
  0.771%, 12/25/34(b)........             8        5,221


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


                                        PAR
ASSET-BACKED SECURITIES               (000)     VALUE
--------------------------------------------------------
Morgan Stanley Home Equity
  Loans Series 2007-2 Class
  A1, 0.571%, 4/25/37(b).....  USD      106  $    94,121
New Century Home Equity Loan
  Trust Series 2005-2 Class
  A2MZ, 0.731%, 6/25/35(b)...            21       16,117
Park Place Securities, Inc.
  Series 2005-WCH1(b):
  Class A1B, 0.771%,
  1/25/35....................             6        5,302
  Class A3D, 0.811%,
  1/25/35....................             6        5,449
Residential Asset Mortgage
  Products, Inc.(b):
  Series 2005-RS3 Class AI2,
  0.641%, 3/25/35............            10        9,426
  Series 2007-RZ1 Class A1,
  0.541%, 2/25/37............            48       42,037
SLM Student Loan Trust Series
  2008-5(b):
  Class A2, 4.635%,
  10/25/16...................           120      114,104
  Class A4, 5.235%, 7/25/23..           100       86,450
Structured Asset Investment
  Loan Trust(b):
  Series 2003-BC6 Class M1,
  1.596%, 7/25/33............           142       94,600
  Series 2003-BC7 Class M1,
  1.596%, 7/25/33............           124       77,340
  Series 2004-8 Class M4,
  1.471%, 9/25/34(g).........           100       60,000
Structured Asset Securities
  Corp. Series 2004-23XS
  Class 2A1, 0.771%,
  1/25/35(b).................            33       15,150
USAA Auto Owner Trust Series
  2005-3 Class A4, 4.63%,
  5/15/12....................           130      127,705
World Omni Auto Receivables
  Trust Series 2006-B Class
  A3, 5.15%, 11/15/10........           107      106,449
--------------------------------------------------------
--------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES--5.1%            1,645,762
--------------------------------------------------------

--------------------------------------------------------


NON-U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
--------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--4.3%
Bear Stearns Adjustable Rate
  Mortgage Trust(b):
  Series 2005-4 Class 3A1,
  5.371%, 8/25/35............           427      286,627
  Series 2006-2 Class 2A1,
  5.65%, 7/25/36.............           152       79,970
Citimortgage Alternative Loan
  Trust:
  Series 2006-01A0 Class 1A1,
  3.216%, 8/25/46(b).........            20        8,572
  Series 2007-A8 Class A1,
  6%, 10/25/37...............            93       44,388
Countrywide Home Loan
  Mortgage Pass-Through
  Trust:
  Series 2006-0A5 Class 2A1,
  0.671%, 4/25/46(b).........            18        7,219
  Series 2006-0A5 Class 3A1,
  0.671%, 4/25/46(b).........            42       16,990
  Series 2007-J3 Class A10,
  6%, 7/25/37................            93       45,453
First Horizon Asset
  Securities, Inc. Series
  2005-AR3 Class 3A1, 5.501%,
  8/25/35(b).................            35       26,139
Impac Secured Assets CMN
  Owner Trust Series 2004-3
  Class 1A4, 0.871%,
  11/25/34(b)................            17        8,385
Structured Adjustable Rate
  Mortgage Loan Trust Series
  2007-3 Class 2A1, 5.733%,
  4/25/37(b).................           126       68,369
Structured Asset Securities
  Corp.(b):
  Series 2005-GEL2 Class A,
  0.751%, 4/25/35............            13       11,050
  Series 2005-OPT1 Class A4M,
  0.821%, 11/25/35...........            33       21,786
WaMu Mortgage Pass-Through
  Certificates(b):
  Series 2006-AR18 Class 1A1,
  5.339%, 1/25/37............            73       41,113
  Series 2007-HY3 Class 1A1,
  5.647%, 3/25/37............           380      190,577
  Series 2007-0A4 Class 1A,
  3.026%, 5/25/47............            22        9,556
  Series 2007-0A5 Class 1A,
  3.006%, 6/25/47............            45       20,374
Washington Mutual Alternative
  Mortgage Pass-Through
  Certificates Series 2007-
  OC1 Class A, 0.711%,
  1/25/47(b).................           168       68,047
Wells Fargo Mortgage Backed
  Securities Trust(b):
  Series 2005-AR15 Class 2A1,
  5.118%, 9/25/35............           220      161,749
  Series 2006-AR2 Class 2A5,
  5.093%, 3/25/36............           215      133,181
  Series 2006-AR3 Class A4,
  5.703%, 3/25/36............           139       90,508
  Series 2006-AR12 Class 2A1,
  6.099%, 9/25/36............            33       21,367
  Series 2006-AR17 Class A1,
  5.329%, 10/25/36...........            58       35,887
                                             -----------
                                               1,397,307
--------------------------------------------------------


COMMERCIAL MORTGAGE-BACKED SECURITIES--4.9%
Citigroup Commercial Mortgage
  Trust Series 2006-C5 Class
  AJ, 5.482%, 10/15/49.......            25        7,227
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2007-CD5 Class A4,
  5.886%, 11/15/44(b)........            50       37,705
Commercial Mortgage Pass-
  Through Certificates Series
  2004-LB3A Class A3, 5.09%,
  7/10/37(b).................            40       37,308
First Union-Lehman Brothers-
  Bank of America Series
  1998-C2 Class B, 6.64%,
  11/18/35...................            19       19,336
GE Capital Commercial
  Mortgage Corp. Series 2001-
  2 Class A4, 6.29%,
  8/11/33....................           170      164,852
GMAC Commercial Mortgage
  Securities, Inc. Series
  2004-C3 Class AAB, 4.702%,
  12/10/41...................           200      159,791
GS Mortgage Securities Corp.
  II Series 2006-GG6 Class
  A2, 5.506%, 4/10/38(b).....           150      131,230
Greenwich Capital Commercial
  Funding Corp. Series 2004-
  GG1 Class A4, 4.755%,
  6/10/36....................           170      165,011
JPMorgan Chase Commercial
  Mortgage Securities Corp.:
  Series 2006-CB15 Class A4,
  5.814%, 6/12/43(b).........           250      192,346
  Series 2006-LDP7 Class A4,
  5.875%, 4/15/45(b).........           250      199,439
  Series 2007-LD1 Class A2,
  5.804%, 6/15/49(b).........            50       38,221
  Series 2007-LD12 Class A2,
  5.827%, 2/15/51............            35       27,289
LB Commercial Conduit
  Mortgage Trust Series 1999-
  C1 Class A2, 6.78%,
  6/15/31....................           125      124,997


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


NON-U.S. GOVERNMENT AGENCY              PAR
MORTGAGE-BACKED SECURITIES            (000)     VALUE
--------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CONCLUDED)
LB-UBS Commercial Mortgage
  Trust:
  Series 2005-C3 Class A5,
  4.739%, 7/15/30............  USD      150  $   121,227
  Series 2007-C2 Class A3,
  5.43%, 2/15/40.............           100       71,870
Morgan Stanley Capital I(b):
  Series 2006-IQ11 Class A2,
  5.693%, 10/15/42...........            30       25,742
  Series 2007-HQ12 Class A2,
  5.632%, 4/12/49............            25       18,809
Wachovia Bank Commercial
  Mortgage Trust Series 2005-
  C21 Class A3, 5.209%,
  10/15/44(b)................            40       37,138
                                             -----------
                                               1,579,538
--------------------------------------------------------
--------------------------------------------------------

TOTAL NON-U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES--9.2%                        2,976,845
--------------------------------------------------------

--------------------------------------------------------


U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
--------------------------------------------------------
Fannie Mae Guaranteed Pass-
  Through Certificates:
  4.00%, 12/01/13-
  2/12/33(h).................           300      300,656
  4.50%, 2/15/39(h)..........           100      100,906
  4.86%, 8/01/38(b)..........            99      100,213
  5.00%, 1/15/24-1/15/39(h)..         1,642    1,679,377
  5.50%, 10/01/20-
  1/15/39(h).................         1,821    1,866,754
  6.00%, 6/01/20-1/15/39(h)..           792      817,856
  6.50%, 7/01/32-1/15/39(h)..           568      590,204
Freddie Mac Mortgage
  Participation Certificates:
  4.50%, 9/01/35.............            79       80,444
  5.00%, 6/01/36-1/15/39(h)..           531      542,728
  5.199%, 12/01/35(b)........            51       52,022
  5.234%, 7/01/38(b).........            74       75,791
  5.304%, 8/01/38(b).........            74       75,179
  5.341%, 7/01/38(b).........            75       75,926
  5.50%, 1/15/23-1/15/39(h)..           600      614,657
  6.00%, 6/01/35-1/15/39(h)..           284      292,331
  7.00%, 12/01/31-7/01/32....            32       33,994
Ginnie Mae MBS Certificates:
  6.00%, 2/21/37-2/15/39(h)..           400      411,000
  6.50%, 2/15/39(h)..........           100      103,469
  7.00%, 12/15/30............            89       94,158
--------------------------------------------------------
--------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES--24.6%                       7,907,665
--------------------------------------------------------

--------------------------------------------------------


U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES--COLLATERALIZED
MORTGAGE OBLIGATIONS
--------------------------------------------------------
Fannie Mae Trust:
  Series 2005-69 Class LE,
  5.50%, 11/25/33............           201      208,032
  Series 2006-9 Class DA,
  5.50%, 7/25/25.............            49       50,131
  Series 378 Class 4, 5%,
  7/01/36(i).................           227       21,744
Freddie Mac Multiclass
  Certificates:
  Series 2684 Class SP,
  4.986%, 1/15/33(i).........           100       17,328
  Series 3068 Class VA,
  5.50%, 10/15/16............            62       64,462
  Series 3087 Class VA,
  5.50%, 3/15/15.............           175      180,848
  Series 3208 Class PS,
  4.586%, 8/15/36(i).........            82       10,168
--------------------------------------------------------
--------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES--COLLATERALIZED MORTGAGE
OBLIGATIONS--1.7%                                552,713
--------------------------------------------------------

--------------------------------------------------------



U.S. GOVERNMENT & AGENCY
OBLIGATIONS
--------------------------------------------------------
Federal Home Loan Banks,
  5.625%, 6/11/21............           140      161,316
Freddie Mac, 5.75%, 6/27/16..           100      107,294
U.S. Treasury Bonds, 6.25%,
  8/15/23....................            15       20,459
U.S. Treasury Inflation
  Indexed Bonds:
  3.875%, 1/15/09............           176      174,334
  1.625%, 1/15/15............           340      315,647
  2.375%, 1/15/25............            29       28,239
  1.75%, 1/15/28.............            72       66,880
U.S. Treasury Notes:
  3.75%, 11/15/18............            80       90,562
  4.375%, 2/15/38............            20       26,788
  4.50%, 5/15/38.............             5        6,824
--------------------------------------------------------

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS--3.1%                                998,343
--------------------------------------------------------
--------------------------------------------------------

TOTAL FIXED INCOME SECURITIES--50.1%          16,137,025
--------------------------------------------------------
--------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$39,257,085)--117.2%                   37,711,555
--------------------------------------------------------

--------------------------------------------------------


                                 BENEFICIAL
                                   INTEREST
SHORT-TERM SECURITIES                 (000)
--------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series,
  1.64%(j)(k)................           713      713,249
--------------------------------------------------------
--------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$713,249)--2.2%                           713,249
--------------------------------------------------------

--------------------------------------------------------


OPTIONS PURCHASED              CONTRACTS(L)
--------------------------------------------------------
OVER-THE-COUNTER CALL SWAPTIONS
Receive a fixed rate of 5.86%
  and pay a floating rate
  based on 3-month LIBOR,
  expiring August 2011,
  Broker JPMorgan Chase......          --(m)      96,118
Receive a fixed rate of 4.12%
  and pay a floating rate
  based on 3-month LIBOR,
  expiring September 2009,
  Broker Deutsche Bank AG....          --(m)      39,695
Receive a fixed rate of
  4.705% and pay a floating
  rate based on the 3-month
  LIBOR, expiring November
  2013, Broker JPMorgan
  Chase......................          --(m)      16,414
                                             -----------
                                                 152,227
--------------------------------------------------------

OVER-THE-COUNTER PUT SWAPTIONS
Pay a fixed rate of 4.12% and
  receive a floating rate
  based 3-month LIBOR,
  expiring September 2009,
  Broker Deutsche Bank AG....          --(m)       3,050
Pay a fixed rate of 6.50% and
  receive a floating rate
  based on 3-month LIBOR,
  expiring September 2009,
  Broker Deutsche Bank AG....          --(m)         176


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------



OPTIONS PURCHASED              CONTRACTS(L)     VALUE
--------------------------------------------------------
OVER-THE-COUNTER PUT SWAPTIONS (CONCLUDED)
Pay a fixed rate of 6.50% and
  received a floating rate
  based on 3-month LIBOR,
  expiring September 2009,
  Broker The Goldman Sachs
  Group, Inc.................          --(m) $       699
Pay a fixed rate of 6.5% and
  receive a floating rate
  based on 3-month LIBOR,
  expiring October 2009,
  Broker Deutsche Bank AG....          --(m)         367
Pay a fixed rate of 6.50% and
  receive a floating rate
  based on the 3-month LIBOR,
  expiring November 2009,
  Broker UBS AG..............          --(m)         180
Pay a fixed rate of 5.78% and
  receive a floating rate
  based 3-month LIBOR,
  expiring August 2010,
  Broker Deutsche Bank AG....             1        2,963
Pay a fixed rate of 5.86% and
  receive a floating rate
  based 3-month LIBOR,
  expiring August 2011,
  Broker JPMorgan Chase......          --(m)       3,491
Pay a fixed rate of 4.705%
  and receive a floating rate
  based on the 3-month LIBOR,
  expiring November 2013,
  Broker JPMorgan Chase......          --(m)       2,802
                                             -----------
                                                  13,728
--------------------------------------------------------
--------------------------------------------------------

TOTAL OPTIONS PURCHASED
(COST--$103,431)--0.5%                           165,955
--------------------------------------------------------

TOTAL INVESTMENTS BEFORE TBA SALE
COMMITMENTS AND OPTIONS WRITTEN
(COST--$40,073,765*)--119.9%                  38,590,759
--------------------------------------------------------

--------------------------------------------------------


                                        PAR
TBA SALE COMMITMENTS                  (000)
--------------------------------------------------------
Fannie Mae Guaranteed Pass-
  Through Certificates,
  5.00%, 1/15/24-1/15/39.....  USD     (700)    (714,656)
  5.50%, 10/01/20-1/15/39....          (400)    (410,000)
  6.00%, 6/01/20--1/15/39....          (700)    (721,313)
Ginnie Mae MBS Certificates,
  6.50%, 2/15/39.............          (100)    (103,656)
--------------------------------------------------------
--------------------------------------------------------

TOTAL TBA SALE COMMITMENTS
(PROCEEDS--$1,918,391)--(6.1)%                (1,949,625)
--------------------------------------------------------

--------------------------------------------------------


OPTIONS WRITTEN                CONTRACTS(L)
--------------------------------------------------------
OVER-THE-COUNTER CALL SWAPTIONS
Pay a fixed rate of 4.74% and
  receive a floating rate
  based on 3-month LIBOR,
  expiring May 2009, Broker
  Deutsche Bank AG...........             1      (93,703)
Pay a fixed rate of 4.875%
  and receive a floating rate
  based on 3-month LIBOR,
  expiring May 2010, Broker
  Deutsche Bank AG...........          --(m)     (54,564)
Pay a fixed rate of 5.40% and
  receive a floating rate
  based on 3-month LIBOR,
  expiring December 2010,
  Broker UBS AG..............          --(m)     (42,704)
Pay a fixed rated of 4.87%
  and receive a floating rate
  based on 3-month LIBOR,
  expiring February 2010,
  Broker Deutsche Bank AG....             1      (92,464)
Pay a fixed rated of 2.495%
  and receive a floating rate
  based on 3-month LIBOR,
  expiring December 2010,
  Broker JPMorgan Chase .....          --(m)     (11,388)
Pay a fixed rated of 4.10%
  and receive a floating rate
  based on 3-month LIBOR,
  expiring May 2009, Broker
  JPMorgan Chase ............             1      (93,754)
                                             -----------
                                                (388,577)
--------------------------------------------------------


OVER-THE-COUNTER PUT SWAPTIONS
Receive a fixed rate of
  2.495% and pay a floating
  rate based on 3-month
  LIBOR, expiring December
  2010, Broker JPMorgan
  Chase......................          --(m)     (23,316)
Receive a fixed rate of 4.75%
  and pay a floating rate
  based on 3-month LIBOR,
  expiring May 2009, Broker
  JPMorgan Chase.............          --(m)      (1,248)
Receive a fixed rate of 4.74%
  and pay a floating rate
  based on 3-month USD LIBOR,
  expiring May 2009, Broker
  Deutsche Bank AG...........             1         (833)
Receive a fixed rate of 4.87%
  and pay a floating rate
  based on 3-month LIBOR
  expiring February 2010,
  Broker Deutsche Bank AG....             1       (3,308)
Receive a fixed rate of
  4.875% and pay a floating
  rate based on 3-month USD
  LIBOR, expiring May 2010,
  Broker Deutsche Bank AG....          --(m)      (2,624)
Receive a fixed rate of 5.40%
  and pay a floating rate
  based on 3-month LIBOR,
  expiring December 2010,
  Broker UBS AG..............          --(m)      (1,676)
                                             -----------
                                                 (33,005)
--------------------------------------------------------

TOTAL OPTIONS WRITTEN
(PREMIUMS RECEIVED--$191,900)--(1.3)%           (421,582)
--------------------------------------------------------

TOTAL INVESTMENTS, NET OF TBA SALE
COMMITMENTS AND OPTIONS WRITTEN--112.5%....   36,219,552

LIABILITIES IN EXCESS OF OTHER
ASSETS--(12.5)%............................   (4,028,400)
                                             -----------

NET ASSETS--100.0%.........................  $32,191,152
                                             ===========




--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost.....................  $40,370,912
                                     -----------
Gross unrealized appreciation......  $ 1,173,726
Gross unrealized depreciation......   (2,953,879)
                                     -----------
Net unrealized depreciation........  $(1,780,153)
                                     ===========



  (a) Non-income producing security.

(b) Variable rate security. Rate shown is as of report date.

(c) Security is perpetual in nature and has no stated maturity date.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e) All or a portion of security held as collateral in connection with open financial futures contracts.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2008 (continued)

--------------------------------------------------------------------------------

(f) Issuer filed for bankruptcy and/or is in default of interest payments.

(g) Security is valued in accordance with the Fund's fair valuation policy.

(h) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(i) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-----------------------------------------------------
                                     NET
AFFILIATE                         ACTIVITY     INCOME
-----------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series.......   $(780,583)   $34,090

-----------------------------------------------------


(k) Represents the current yield as of report date.

(l) One contract represents a notional amount of $1,000,000.

(m) Less than $1,000,000.

  - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

  - Financial futures contracts purchased as of December 31, 2008 were as follows:

--------------------------------------------------------------------------
                                        EXPIRATION    FACE     UNREALIZED
CONTRACTS        ISSUE        EXCHANGE     DATE       VALUE   APPRECIATION
--------------------------------------------------------------------------
    3         10-year U.S.     Chicago
             Treasury Bond              March 2009  $374,488     $ 2,762
    4         30-year U.S.     Chicago
             Treasury Bond              March 2009  $520,191      31,996
    2          Long Gilt       London   March 2009  $331,452      23,587
    3         Euro Dollar      Chicago
                Futures                  June 2009  $726,759      14,766
--------------------------------------------------------------------------

TOTAL                                                            $73,111
                                                                 =======



  - Financial futures contracts sold as of December 31, 2008 were as follows:

-------------------------------------------------------------------------
                                                    FACE      UNREALIZED
CONTRACTS         ISSUE         EXPIRATION DATE     VALUE    DEPRECIATION
-------------------------------------------------------------------------
    10         2-year U.S.
              Treasury Bond        March 2009    $2,162,745    $(17,880)
    10         5-year U.S.
              Treasury Bond        March 2009    $1,177,722     (12,825)
-------------------------------------------------------------------------

TOTAL                                                          $(30,705)
                                                               ========



  - Foreign currency exchange contracts as of December 31, 2008 were as follows:

------------------------------------------------------------------------
                                                            UNREALIZED
CURRENCY              CURRENCY          SETTLEMENT         APPRECIATION
PURCHASED               SOLD               DATE           (DEPRECIATION)
------------------------------------------------------------------------
USD  66,040        EUR    52,000        1/21/09               $(6,170)
USD  12,786        EUR    10,000        1/21/09                (1,101)
USD 164,085        GBP   103,000        1/21/09                16,091
USD  38,759        GBP    26,000        1/21/09                 1,402
USD  14,782        GBP    10,000        1/21/09                   414
USD  16,163        GBP    11,000        1/21/09                   358
USD 150,677        MXN 1,957,000        1/21/09                10,435

------------------------------------------------------------------------

TOTAL                                                         $21,429
                                                              =======




  - Currency Abbreviations:

EUR  Euro
GBP  British Pound
MXN  Mexican Peso
USD  U.S. Dollar


  - Interest rate swaps outstanding as of December 31, 2008 were as follows:

--------------------------------------------------------
                                NOTIONAL    UNREALIZED
                                 AMOUNT    APPRECIATION
                                  (000)   (DEPRECIATION)
--------------------------------------------------------

Receive a fixed rate of 3.401%
  and pay 3.875% on Treasury
  Inflation Protected
  Securities (TIPS) adjusted
  principal
  Broker, JPMorgan Chase Bank,
  National Association
  Expires January 2009........  USD  171(1)  $  (1,325)

Receive a fixed rate of 4.946%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires December 2011.......  USD  500        45,548

Receive a fixed rate of 4.897%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, JPMorgan Chase Bank,
  National Association
  Expires December 2011.......  USD1,000        89,688

Receive a fixed rate of 4.867%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, UBS AG
  Expires October 2012........  USD  400        42,587

Receive a fixed rate of 5.023%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires October 2012........  USD  500        56,209

Pay a fixed rate of 3.393% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires March 2013..........  USD  600       (33,199)

Receive a fixed rate of
  3.66375% and pay a floating
  rate based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires April 2013..........  USD  300        20,009

Receive a fixed rate of 4.47%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires June 2013...........  USD  500        51,515

Receive a fixed rate of 4.265%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires July 2013...........  USD  300        28,614

Pay a fixed rate of 5.725% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires June 2017...........  USD  400      (100,408)

Pay a fixed rate of 5.775% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires July 2017...........  USD  700      (178,315)

Pay a fixed rate of 4.585% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Credit Suisse
  International
  Expires January 2018........  USD  400       (67,407)

Receive a fixed rate of 4.311%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires May 2018............  USD  500        75,145


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2008 (continued)

--------------------------------------------------------------------------------

                                NOTIONAL    UNREALIZED
                                 AMOUNT    APPRECIATION
                                  (000)   (DEPRECIATION)
--------------------------------------------------------

Receive a fixed rate of 4.885%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Goldman Sachs Bank
  USA
  Expires June 2018...........  USD  100     $  19,885

Pay a fixed rate of 4.20% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, UBS AG
  Expires November 2018.......  USD  300       (39,146)

Receive a fixed rate of 3.28%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires November 2018.......  USD  600        37,451

Pay a fixed rate of 4.65% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, UBS AG
  Expires November 2018.......  USD  100       (18,314)

Receive a fixed rate of 2.295%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires December 2018.......  USD  100        (2,420)

Receive a fixed rate of 2.975%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires December 2018.......  USD  100         3,511

Receive a fixed rate of 2.21%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Goldman Sachs Bank
  USA
  Expires December 2018.......  USD  200        (6,344)

Receive a fixed rate of 2.941%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires December 2018.......  USD  100         3,209

Receive a fixed rate of 2.935%
  and pay a floating rate
  based on 3-month LIBOR.
  Broker, Deutsche Bank AG
  Expires December 2018.......  USD  300         9,464

Receive a fixed rate of 3.025%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires December 2018.......  USD  100         3,965

Receive a fixed rate of 5.409%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires April 2027..........  USD  100        37,285
--------------------------------------------------------

TOTAL                                        $  77,207
                                             =========



(1) The Fund pays based on a notional amount of USD 133.

  - Credit default swaps on single-name issues--buy protection outstanding as of December 31, 2008 were as follows:

----------------------------------------------------------------------------------
                     PAY                                  NOTIONAL    UNREALIZED
                    FIXED                                  AMOUNT    APPRECIATION
ISSUER              RATE      COUNTERPARTY    EXPIRATION    (000)   (DEPRECIATION)
----------------------------------------------------------------------------------
RadioShack Corp.    1.16%        UBS AG        December    USD 60       $1,008
                                                 2010
Limited Brands,    1.065%        UBS AG        December        60        5,340
  Inc.                                           2010
Sara Lee Corp.     0.604%    JPMorgan Chase      March         60          120
                               Bank N.A.         2011
Computer Sciences   0.88%    Morgan Stanley      June          60         (113)
  Corp.                    Capital Services,     2011
                                  Inc.
Eastman Chemical    0.68%    Morgan Stanley    September       55        1,881
  Co.                      Capital Services,     2013
                                  Inc.
----------------------------------------------------------------------------------
TOTAL                                                                   $8,236
                                                                        ======




  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

----------------------------------------------------------------------
VALUATION               INVESTMENTS IN              OTHER FINANCIAL
INPUTS                    SECURITIES                 INSTRUMENTS*
----------------------------------------------------------------------
                     ASSETS      LIABILITIES     ASSETS    LIABILITIES
                  -----------    -----------    --------   -----------
Level 1.......    $21,257,794             --    $ 73,111    $ (30,705)
Level 2.......     17,107,010    $(1,949,625)    727,089     (875,844)
Level 3.......         60,000             --          --           --

----------------------------------------------------------------------

TOTAL.........    $38,424,804    $(1,949,625)   $800,200    $(906,549)
                  ===========    ===========    ========    =========



* Other financial instruments are swaps, futures, foreign currency exchange contracts and options.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2008 (concluded)

--------------------------------------------------------------------------------

The following is a reconciliation of investments for unobservable inputs (Level
3) used in determining fair value:

---------------------------------------------------
                                     INVESTMENTS IN
                                       SECURITIES
---------------------------------------------------
Balance, as of January 1, 2008...             --
Accrued discounts/premiums.......       $    (14)
Realized gain (loss).............             --
Change in unrealized appreciation
  (depreciation)(1)..............        (40,371)
Net purchases (sales)............             --
Net transfers in/out of Level 3..        100,385

---------------------------------------------------

BALANCE, AS OF DECEMBER 31, 2008        $ 60,000
                                        ========



(1) Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------



ASSETS:
Investments at value--unaffiliated (cost--$39,360,516)..............    $37,877,510
Investments at value--affiliated (cost--$713,249)...................        713,249
Foreign currency at value (cost--$6,942)............................          6,901
Unrealized appreciation on swaps....................................        532,434
Unrealized appreciation on foreign currency exchange contracts......         28,700
TBA sale commitment receivable......................................      1,918,391
Investments sold receivable.........................................      1,556,312
Interest receivable.................................................         92,579
Swaps receivable....................................................         46,380
Dividends receivable................................................         41,929
Principal paydowns receivable.......................................          1,446
Prepaid expenses....................................................          1,579
Other assets........................................................         19,549
                                                                        -----------
Total assets........................................................     42,836,959
                                                                        -----------

-----------------------------------------------------------------------------------

LIABILITIES:
Options written at value (premiums received--$191,900)..............        421,582
TBA sale commitments at value (proceeds--$1,918,391)................      1,949,625
Unrealized depreciation on swaps....................................        446,991
Unrealized depreciation on foreign currency exchange contracts......          7,271
Bank overdraft......................................................            850
Investments purchased payable.......................................      7,694,187
Swaps payable.......................................................         63,525
Investment advisory fees payable....................................         14,597
Margin variation payable............................................         10,638
Capital shares redeemed payable.....................................          4,841
Swaps premium received..............................................          3,900
Officer's and Directors' fees payable...............................            463
Other affiliates payable............................................          1,021
Other liabilities...................................................          5,241
Other accrued expenses payable......................................         21,075
                                                                        -----------
Total liabilities...................................................     10,645,807
                                                                        -----------
-----------------------------------------------------------------------------------

NET ASSETS..........................................................    $32,191,152
                                                                        ===========
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......    $   328,759
Paid-in capital in excess of par....................................     41,928,177
Undistributed net investment income.................................         57,880
Accumulated net realized loss.......................................     (8,529,018)
Net unrealized appreciation/depreciation............................     (1,594,646)
                                                                        -----------

NET ASSETS..........................................................    $32,191,152
                                                                        ===========
-----------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $32,191,152 and 3,287,586 shares
  outstanding.......................................................    $      9.79
                                                                        ===========
-----------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest............................................................    $    766,419
Foreign taxes withheld..............................................          (7,499)
Income--affiliated..................................................          34,090
Dividends...........................................................         689,673
                                                                        ------------
Total income........................................................       1,482,683
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................         247,117
Transfer agent......................................................           5,000
Professional........................................................          34,807
Custodian...........................................................          27,068
Accounting services.................................................          19,136
Printing............................................................          18,434
Officer's and Directors'............................................          17,599
Miscellaneous.......................................................          34,410
                                                                        ------------
Total expenses before interest expense..............................         403,571
Interest expense....................................................          12,204
                                                                        ------------
Total expenses......................................................         415,775
                                                                        ------------
Net investment income...............................................       1,066,908
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments--unaffiliated.........................................      (5,705,901)
  Investments--affiliated...........................................           8,681
  Futures and swaps.................................................        (170,976)
  Options written...................................................          26,607
  Foreign currency..................................................          52,009
                                                                        ------------
                                                                          (5,789,580)
                                                                        ------------
Net change in unrealized appreciation/depreciation on:
  Investments.......................................................      (9,484,408)
  Futures and swaps.................................................         218,875
  Options written...................................................        (228,632)
  TBA sale commitments..............................................         (23,724)
  Foreign currency..................................................           9,169
                                                                        ------------
                                                                          (9,508,720)
                                                                        ------------
Total realized and unrealized loss..................................     (15,298,300)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $(14,231,392)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2008            2007
------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income......................................   $  1,066,908    $  1,363,562
Net realized gain (loss)...................................     (5,789,580)      5,082,614
Net change in unrealized appreciation/depreciation.........     (9,508,720)     (2,948,732)
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations...............................................    (14,231,392)      3,497,444
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Class I..................................................     (1,000,000)     (1,299,943)
  Class II.................................................             --             (29)
  Class III................................................             --             (28)
                                                              ------------    ------------
Decrease in net assets resulting from dividends to
  shareholders.............................................     (1,000,000)     (1,300,000)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions.............................................     (9,127,420)    (12,329,655)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets...............................    (24,358,812)    (10,132,211)
Beginning of year..........................................     56,549,964      66,682,175
                                                              ------------    ------------
End of year................................................   $ 32,191,152    $ 56,549,964
                                                              ============    ============
End of year undistributed (distributions in excess of) net
  investment income........................................   $     57,880    $    (27,150)
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                                  -------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------
                                                     2008       2007      2006      2005      2004
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............   $   14.16   $ 13.76   $ 12.21   $ 11.95   $ 11.22
                                                  ---------   -------   -------   -------   -------
Net investment income(1).......................        0.29      0.31      0.26      0.21      0.19
Net realized and unrealized gain (loss)........      (4.35)      0.42      1.59      0.28      0.78
                                                  ---------   -------   -------   -------   -------
Net increase (decrease) from investment
  operations...................................      (4.06)      0.73      1.85      0.49      0.97
                                                  ---------   -------   -------   -------   -------
Less dividends from net investment income......      (0.31)    (0.33)    (0.30)    (0.23)    (0.24)
                                                  ---------   -------   -------   -------   -------
Net asset value, end of year...................   $    9.79   $ 14.16   $ 13.76   $ 12.21   $ 11.95
                                                  =========   =======   =======   =======   =======

---------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.......................    (28.62)%     5.31%    15.14%     4.13%     8.67%
                                                  =========   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses excluding interest expense......       0.90%     0.75%     0.78%     0.78%     0.72%
                                                  =========   =======   =======   =======   =======
Total expenses.................................       0.92%     0.75%     0.78%     0.78%     0.72%
                                                  =========   =======   =======   =======   =======
Net investment income..........................       2.37%     2.14%     2.03%     1.78%     1.69%
                                                  =========   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)..................   $  32,191   $56,550   $66,680   $72,512   $82,904
                                                  =========   =======   =======   =======   =======
Portfolio turnover.............................        344%(3)   385%      112%       84%       87%
                                                  =========   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

 (2) Total investment returns exclude insurance-related fees and expenses.

(3) Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover rate would have been 260%.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.,
BlackRock Balanced Capital V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Balanced Capital V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III Shares were liquidated on December 31, 2007 and are not currently offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Company's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. TBA commitments are valued at the current market value of the underlying securities. Swap agreements are valued utilizing quotes received daily by the Fund's pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investments in BlackRock Liquidity Series, LLC Cash Sweep Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used unless it is determined that the prior day's price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

--------------------------------------------------------------------------------

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

- Forward currency contracts--A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

- Options--The Fund may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

  When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is "covered," meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the

--------------------------------------------------------------------------------


  transaction borrows the underlying security from the Fund in a securities lending transaction.

  In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or index. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction.

- Swaps--The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

  Credit default swaps--The Fund may enter into credit default swaps for investment purposes or to manage its credit risk. The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g. bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). The Fund may either buy or sell (write) credit default swaps. As a buyer, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the sweep less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty, the Fund may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

  Interest rate swaps--The Fund may enter into interest rate swaps for investment purposes or to manage its interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

  Total return swaps--The Fund may enter into total return swaps for investment purposes or to manage its interest rate risk. Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

- Swaptions--Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

--------------------------------------------------------------------------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

CAPITAL TRUSTS: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company's senior debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. The markets for CMOs may be more illiquid than those of other securities. Classes of CMOs include interest only ("IOs"), principal only ("POs"), planned amortization classes ("PACs") and targeted amortization classes ("TACs"). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

--------------------------------------------------------------------------------

DOLLAR, MORTGAGE AND TREASURY ROLLS: The Fund may sell mortgage-backed securities or US Treasury securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. Pools of mortgages collateralizing mortgage dollar roll securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund.

These techniques involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Fund.

PREFERRED STOCK: The Fund may invest in preferred stocks. Preferred stock has a preference over common stocks in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

TBA COMMITMENTS: The Fund may enter into to-be-announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets.

SEGREGATION AND COLLATERALIZATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregates assets in connection with certain investments (e.g., dollar rolls, TBA's beyond normal settlement, options, swaps, written swaptions, written options, forward foreign currency contracts, short sales or financial futures contracts) or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, reverse repurchase agreements, swaps and written options).

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions

--------------------------------------------------------------------------------


are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex- dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft, which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the average daily value of the Fund's average daily net assets.

The Advisor has entered into separate sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Financial Management, Inc., both affiliates of the Advisor, under which the pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $787 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, received $6,219 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned

--------------------------------------------------------------------------------


subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Transfer agency fees borne of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including issuing, redeeming and transferring of shares of the Fund, check writing, anti-money laundering services, and customer identification services.

During the year ended December 31, 2008, the Fund received litigation proceeds of $8,681 from an affiliate, which are included in net realized loss on the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments (including paydowns and TBA and mortgage dollar roll transactions and excluding short-term securities and US government securities) for the year ended December 31, 2008 were $157,915,806 and $166,082,333, respectively.

For the year ended December 31, 2008, purchases and sales of US government securities were $20,809,426 and $20,858,107, respectively.

For the year ended December 31, 2008, purchased and sales attributable to mortgage dollar rolls were $44,017,176 and $50,452,281, respectively.

Transactions in options written for the year ended December 31, 2008 were as follows:

------------------------------------------------------
                                              Premiums
                                 Contracts+   Received
------------------------------------------------------
Outstanding call options
  written, beginning of year...       3       $  9,903

Options opened.................       4        106,318

Options expired................      (3)       (10,061)

Options closed.................      (1)        (9,440)
                                     --       --------

Outstanding call options
  written, end of year.........       3       $ 96,720
                                     ==       ========

------------------------------------------------------



------------------------------------------------------
                                              Premiums
                                 Contracts+   Received
------------------------------------------------------
Outstanding put options
  written, beginning of year...       1       $  8,760

Options opened.................       6        119,315

Options expired................      (2)       (20,255)

Options closed.................      (3)       (12,640)
                                     --       --------

Outstanding put options
  written, end of year.........       2       $ 95,180
                                     ==       ========
------------------------------------------------------


+ One contract represents a notional amount of $1,000,000.

4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired in November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  AVERAGE BORROWINGS:

For the year ended December 31, 2008, the Fund's average borrowings were approximately $596,000 and the daily weighted average interest rate was 2.05%.

6.  INCOME TAX INFORMATION:

RECLASSIFICATIONS: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to foreign currency transactions, paydown gain/loss, amortization methods on fixed income securities, accounting for swap agreements and classification of investments were reclassified to the following accounts:

---------------------------------------------------
Undistributed net investment
  income...........................  $ 18,122
Accumulated net realized loss......  $(18,122)

---------------------------------------------------

--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

------------------------------------------------------
                               12/31/2008   12/31/2007
------------------------------------------------------
Distributions paid from:

  Ordinary income............  $1,000,000   $1,300,000
                               ----------   ----------

Total taxable distributions..  $1,000,000   $1,300,000
                               ==========   ==========

------------------------------------------------------


As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------
Undistributed net ordinary
  income.........................        $    124,971
Undistributed net long-term
  capital gains..................                  --
                                         ------------
Total undistributed earnings.....             124,971
Capital loss carryforward........          (2,898,567)
Net unrealized losses............          (7,292,188)*
                                         ------------
Total accumulated net losses.....        $(10,065,784)
                                         ============

-----------------------------------------------------


* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the deferral of losses on straddles, the classification of investments, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts and the accounting for swap agreements.

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

----------------------------------------------------
EXPIRES DECEMBER 31,
----------------------------------------------------
2011..............................        $2,219,273
2016..............................           679,294
                                          ----------
Total.............................        $2,898,567
                                          ==========

----------------------------------------------------


7. CONCENTRATION, MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

The Fund invests a significant portion of its assets in securities in the financial services industry. Please see the Schedule of Investments for these securities for the Fund. Changes in economic conditions affecting the financial services industry could affect the value, income and/or liquidity of positions in such securities.

8.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:

-------------------------------------------------------
Class I Shares
Year Ended December 31, 2008   Shares         Amount
-------------------------------------------------------
Shares sold.................    28,716     $    374,537

Shares issued to
  shareholders in
  reinvestment of
  dividends.................   103,093        1,000,000
                              --------     ------------

Total issued................   131,809        1,374,537

Shares redeemed.............  (837,796)     (10,501,957)
                              --------     ------------

Net decrease................  (705,987)    $ (9,127,420)
                              ========     ============

-------------------------------------------------------



-------------------------------------------------------
Class I Shares
Year Ended December 31, 2007   Shares         Amount
-------------------------------------------------------
Shares sold.................     2,542     $     36,875

Shares issued to
  shareholders in
  reinvestment of
  dividends.................    91,288        1,299,943
                              --------     ------------

Total issued................    93,830        1,336,818

Shares redeemed.............  (947,588)     (13,663,832)
                              --------     ------------

Net decrease................  (853,758)    $(12,327,014)
                              ========     ============
-------------------------------------------------------



---------------------------------------------------
Class II Shares
Year Ended December 31, 2007*      Shares    Amount
---------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......      2    $    29

Shares redeemed..................    (95)    (1,343)
                                     ---    -------

Net decrease.....................    (93)   $(1,314)
                                     ===    =======
---------------------------------------------------


* Liquidated as of December 31, 2007.

---------------------------------------------------
Class III Shares
Year Ended December 31, 2007*      Shares    Amount
---------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......      2    $    28

Shares redeemed..................    (95)    (1,355)
                                     ---    -------

Net decrease.....................    (93)   $(1,327)
                                     ===    =======

---------------------------------------------------


* Liquidated as of December 31, 2007.

9.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK BALANCED CAPITAL V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Balanced Capital V.I. Fund, one of the series constituting of BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2009

--------------------------------------------------------------------------------

     BLACKROCK BASIC VALUE V.I. FUND
     -----------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - Fund returns for the 12 months outpaced the benchmark S&P 500 Citigroup Value Index and the broad-market S&P 500 Index.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The Fund's outperformance relative to the benchmark resulted from strong attribution in the health care, financials, energy, industrials and telecommunication services sectors, offset somewhat by weak results in information technology (IT), materials, consumer discretionary and utilities.

  - Within health care, favorable stock selection and an overweight in pharmaceuticals and equipment & services benefited performance, led by shares of Bristol-Myers Squibb Co. and Wyeth. An underweight in diversified services and mortgage-related companies within financials also aided comparative results. On an individual-stock basis, our position in The Travelers Cos., Inc. proved advantageous, as did reduced weightings in Citigroup, Inc. and Wachovia Corp. In energy, stock selection had a positive impact on Fund returns as shares of Exxon Mobil Corp. advanced during the reporting period. Underweighting industrials, most notably industrial conglomerates such as General Electric Co., contributed positively as well. Lastly, results generated from successful stock selection in telecommunication services more than offset disappointing results derived from underweighting the sector.

  - Detracting from Fund performance was the combination of stock selection and an overall overweight positioning in IT, where Fairchild Semiconductor International, Inc. and Micron Technology, Inc. were particularly weak performers. Additionally, stock selection was disappointing within the materials sector as holding Alcoa, Inc. did not produce the results we anticipated. In consumer discretionary, underweighting specialty retailers and hotels & leisure related companies (e.g. The Home Depot, Inc. and McDonald's Corp.) had a negative impact on performance. Underweighting utilities proved unfavorable as well.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the annual period, we increased the Fund's exposure to the health care, consumer staples, consumer discretionary and information technology sectors.

  - We initiated positions in Corning Inc., Analog Devices, Inc., Microsoft Corp., Carnival Corp., Viacom, Inc. and The Clorox Co., among others. Holdings eliminated from the portfolio included Morgan Stanley, Sun Microsystems, Inc., American International Group, Inc., Alcatel-Lucent and Unisys Corp.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - As of December 31, 2008, the Fund was overweight in IT, health care and energy, and underweight in financials, consumer discretionary and utilities.

  - We expect more volatility in 2009, as negative economic and company headlines continue to frighten investors. We aim to utilize this market volatility to slowly and selectively shift from the lower-risk approach we adopted in 2008 to a more high-risk, cyclical positioning. We believe the economy will eventually recover, and that the equity market should rally in 2009. Our cautious optimism is predicated on: a) an unprecedented amount of fiscal and monetary stimulus on a global basis; b) an exorbitant amount of investor fear, illustrated by the record levels of cash on the sidelines and invested in low-yielding government securities; and, c) valuations near record-low levels on trough earnings. We are cautiously optimistic that the stage is set for a rebound of risk assets in 2009 that will include equities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

(LINE GRAPH)

                     BLACKROCK BASIC     BLACKROCK BASIC     BLACKROCK BASIC
                        VALUE V.I.         VALUE V.I.           VALUE V.I.                       S&P 500
                     FUND(2)-CLASS I    FUND(2)-CLASS II    FUND(2)-CLASS III     S&P 500    CITIGROUP VALUE
                        SHARES(1)           SHARES(1)           SHARES(1)        INDEX(3)        INDEX(4)
                     ---------------    ----------------    -----------------    --------    ---------------
12/98                     10000               10000               10000            10000          10000
12/99                     12112               12097               12081            12104          10488
12/00                     13644               13605               13576            11002          10434
12/01                     14224               14156               14118             9694           9581
12/02                     11697               11623               11581             7552           7991
12/03                     15584               15465               15391             9718          10417
12/04                     17310               17156               17056            10776          11983
12/05                     17818               17633               17503            11305          13027
12/06                     21714               21453               21283            13091          15736
12/07                     22109               21805               21609            13810          16050
12/08                     13980               13773               13634             8700           9755




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based on performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.
(2) The Fund invests primarily in equities that Fund management believes are undervalued.
(3) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange ("NYSE") issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
(4) This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                      6-MONTH         ---------------------------------
                                                   TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------------
Class I Shares(1)                                      (27.51)%       (36.77)%     (2.15)%        3.41%

-------------------------------------------------------------------------------------------------------

Class II Shares(1)                                     (27.55)        (36.83)      (2.29)         3.25
-------------------------------------------------------------------------------------------------------

Class III Shares(1)                                    (27.62)        (36.91)      (2.40)(2)      3.15(2)
-------------------------------------------------------------------------------------------------------

S&P 500 Index                                          (28.48)        (37.00)      (2.19)        (1.38)
-------------------------------------------------------------------------------------------------------

S&P 500 Citigroup Value Index                          (27.61)        (39.22)      (1.31)        (0.25)
-------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.


     Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
INVESTMENT CRITERIA                                                LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Above-Average Yield.............................................             41%
Below-Average Price/Earnings Ratio..............................            24
Low Price-to-Book Value.........................................            22
Special Situations..............................................            10
Price-to-Cash Flow..............................................              3

----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                             ACTUAL                                              HYPOTHETICAL(2)
                     ------------------------------------------------------  ------------------------------------------------------
                       BEGINNING          ENDING                               BEGINNING          ENDING
                     ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID     ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID
                      JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)   JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)
-----------------------------------------------------------------------------------------------------------------------------------
Class I............      $1,000          $724.90               $2.99             $1,000         $1,021.63              $3.51

-----------------------------------------------------------------------------------------------------------------------------------

Class II...........      $1,000          $724.50               $3.64             $1,000         $1,020.88              $4.27
-----------------------------------------------------------------------------------------------------------------------------------

Class III..........      $1,000          $723.80               $4.07             $1,000         $1,020.37              $4.77
-----------------------------------------------------------------------------------------------------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.69% for Class I, 0.84% for Class II and 0.94% for Class III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                     SHARES      VALUE
------------------------------------------------------
ABOVE-AVERAGE YIELD--40.3%

------------------------------------------------------

AEROSPACE & DEFENSE--0.9%
Honeywell International,
  Inc.......................     112,100  $  3,680,243
------------------------------------------------------


CAPITAL MARKETS--1.7%
The Bank of New York Mellon
  Corp. ....................     250,834     7,106,127
------------------------------------------------------


CHEMICALS--1.9%
E.I. du Pont de Nemours &
  Co. ......................     309,000     7,817,700
------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--3.7%
JPMorgan Chase & Co. .......     481,976    15,196,703
------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--5.1%
AT&T Inc. ..................     387,495    11,043,608
Verizon Communications,
  Inc. .....................     298,500    10,119,150
                                          ------------
                                            21,162,758
------------------------------------------------------


ELECTRIC UTILITIES--1.7%
The Southern Co. ...........     194,000     7,178,000
------------------------------------------------------


ELECTRICAL EQUIPMENT--0.1%
Emerson Electric Co. .......      12,200       446,642
------------------------------------------------------


FOOD PRODUCTS--3.3%
General Mills, Inc. ........     223,400    13,571,550
------------------------------------------------------


HOUSEHOLD PRODUCTS--0.7%
The Clorox Co. .............      50,700     2,816,892
------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.3%
General Electric Co. .......      72,800     1,179,360
------------------------------------------------------


METALS & MINING--1.1%
Alcoa, Inc. ................     412,800     4,648,128
------------------------------------------------------


MULTI-UTILITIES--1.4%
Dominion Resources, Inc. ...     165,200     5,920,768
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--6.7%
Chevron Corp. ..............     115,300     8,528,741
Exxon Mobil Corp. ..........     242,800    19,382,724
                                          ------------
                                            27,911,465
------------------------------------------------------


PHARMACEUTICALS--10.5%
Bristol-Myers Squibb Co. ...     911,900    21,201,675
Johnson & Johnson...........     109,900     6,575,317
Pfizer, Inc. ...............     356,400     6,311,844
Wyeth.......................     259,200     9,722,592
                                          ------------
                                            43,811,428
------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.2%
Analog Devices, Inc. .......     269,700     5,129,694
------------------------------------------------------

TOTAL ABOVE-AVERAGE YIELD                  167,577,458
------------------------------------------------------


BELOW-AVERAGE PRICE/EARNINGS RATIO--23.1%
------------------------------------------------------

AEROSPACE & DEFENSE--1.1%
Northrop Grumman Corp. .....     101,400     4,567,056
------------------------------------------------------

CHEMICALS--0.2%
Air Products & Chemicals,
  Inc. .....................      16,100       809,347
------------------------------------------------------


COMPUTERS & PERIPHERALS--1.8%
Hewlett-Packard Co. ........     207,231     7,520,413
------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--1.9%
Bank of America Corp. ......     489,314     6,889,541
Citigroup, Inc. ............     136,520       916,049
                                          ------------
                                             7,805,590
------------------------------------------------------


FOOD PRODUCTS--5.9%
Kraft Foods, Inc. ..........     458,133    12,300,871
Unilever NV(a)..............     486,800    11,950,940
                                          ------------
                                            24,251,811
------------------------------------------------------


INSURANCE--6.2%
MetLife, Inc. ..............     201,900     7,038,234
Prudential Financial,
  Inc. .....................      18,000       544,680
The Travelers Cos., Inc. ...     409,608    18,514,282
                                          ------------
                                            26,097,196
------------------------------------------------------


MEDIA--1.5%
Viacom, Inc. Class B(b).....     340,200     6,484,212
------------------------------------------------------


METALS & MINING--0.1%
Nucor Corp. ................       9,000       415,800
------------------------------------------------------


OFFICE ELECTRONICS--3.7%
Xerox Corp. ................   1,898,300    15,129,451
------------------------------------------------------


SOFTWARE--0.7%
Microsoft Corp. ............     158,100     3,073,464
------------------------------------------------------

TOTAL BELOW-AVERAGE PRICE/EARNINGS RATIO    96,154,340
------------------------------------------------------


LOW PRICE-TO-BOOK VALUE--21.2%
------------------------------------------------------

AEROSPACE & DEFENSE--2.4%
Raytheon Co. ...............     196,700    10,039,568
------------------------------------------------------


COMMUNICATIONS EQUIPMENT--0.2%
Corning Inc. ...............      89,400       851,982
------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--2.4%
Halliburton Co. ............     549,800     9,995,364
------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.1%
Carnival Corp. .............      17,700       430,464
------------------------------------------------------


HOUSEHOLD PRODUCTS--2.6%
Kimberly-Clark Corp. .......     204,400    10,780,056
------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.9%
Tyco International Ltd. ....     175,600     3,792,960
------------------------------------------------------


INSURANCE--0.2%
Hartford Financial Services
  Group, Inc. ..............      50,800       834,136
------------------------------------------------------


MACHINERY--1.7%
Deere & Co. ................     180,800     6,928,256
------------------------------------------------------


MEDIA--5.2%
Time Warner, Inc. ..........   1,500,000    15,090,000
Walt Disney Co. ............     296,200     6,720,778
                                          ------------
                                            21,810,778
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.9%
Anadarko Petroleum Corp. ...     101,800     3,924,390
------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.6%
Fairchild Semiconductor
  International, Inc.(b)....     900,500     4,403,445
LSI Corp.(b)(c).............   2,779,100     9,143,239
Micron Technology, Inc.(b)..   2,015,400     5,320,656
                                          ------------
                                            18,867,340
------------------------------------------------------

TOTAL LOW PRICE-TO-BOOK VALUE               88,255,294
------------------------------------------------------


PRICE-TO-CASH FLOW--3.3%
------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES--2.4%
Qwest Communications
  International Inc.(c).....   2,787,500    10,146,500
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.9%
Peabody Energy Corp. .......     157,400     3,580,850
------------------------------------------------------

TOTAL PRICE-TO-CASH FLOW                    13,727,350
------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments December 31, 2008 (concluded)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                     SHARES      VALUE
------------------------------------------------------
SPECIAL SITUATIONS--10.1%
------------------------------------------------------

COMPUTERS & PERIPHERALS--2.0%
International Business
  Machines Corp. ...........      96,810  $  8,147,530
------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--2.2%
BJ Services Co. ............     794,700     9,274,149
------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
Baxter International,
  Inc. .....................      61,100     3,274,349
Covidien Ltd. ..............      93,900     3,402,936
                                          ------------
                                             6,677,285
------------------------------------------------------


PHARMACEUTICALS--2.6%
Schering-Plough Corp. ......     630,900    10,744,227
------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.7%
Intel Corp. ................     490,800     7,195,128
------------------------------------------------------

TOTAL SPECIAL SITUATIONS                    42,038,319
------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$533,871,761)--98.0%                407,752,761
------------------------------------------------------

                              BENEFICIAL
                                INTEREST
SHORT-TERM SECURITIES              (000)      VALUE
------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series,
  1.64%(d)(e)...............  $    3,201  $  3,200,930
BlackRock Liquidity Series,
  LLC Money Market Series,
  0.80%(d)(e)(f)............      11,441    11,440,500
------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$14,641,430)--3.5%                   14,641,430
------------------------------------------------------

TOTAL INVESTMENTS
(COST--$548,513,191*)--101.5%...........   422,394,191

LIABILITIES IN EXCESS OF OTHER
ASSETS--(1.5)%..........................    (6,116,433)
                                          ------------

NET ASSETS--100.0%......................  $416,277,758
                                          ============



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost....................  $ 564,192,113
                                    =============
Gross unrealized appreciation.....  $  12,962,604
Gross unrealized depreciation.....   (154,760,526)
                                    -------------
Net unrealized depreciation.......  $(141,797,922)
                                    =============



(a) Depositary receipts.

(b) Non-income producing security.

(c) Security, or a portion of security, is on loan.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------
                                    NET
AFFILIATE                         ACTIVITY     INCOME
------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series......  $(12,419,618)  $110,649
BlackRock Liquidity Series,
  LLC Money Market Series....  $(79,295,501)  $213,450

------------------------------------------------------


(e) Represents the current yield as of report date.

(f) Security was purchased with cash proceeds from securities loans.

  - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.


  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

--------------------------------------------------
VALUATION                           INVESTMENTS IN
INPUTS                                SECURITIES
--------------------------------------------------
                                        ASSETS
                                    --------------
Level 1...........................   $407,752,761
Level 2...........................     14,641,430
Level 3...........................             --

--------------------------------------------------
TOTAL                                $422,394,191
                                     ============





See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $10,493,070)
  (cost--$533,871,761).............................................    $ 407,752,761
Investments at value--affiliated (cost--$14,641,430)...............       14,641,430
Capital shares sold receivable.....................................        4,649,493
Dividends receivable...............................................        1,086,984
Securities lending income receivable--affiliated...................           23,981
Prepaid expenses...................................................           23,763
Other assets.......................................................               65
                                                                       -------------
Total assets.......................................................      428,178,477
                                                                       -------------

------------------------------------------------------------------------------------

LIABILITIES:
Collateral at value--securities loaned.............................       11,440,500
Investments purchased payable......................................          148,657
Investments advisory payable.......................................          201,352
Capital shares redeemed payable....................................            5,813
Other affiliates payable...........................................            2,886
Distribution fees payable..........................................            4,305
Officer's and Directors' fees payable..............................              208
Other accrued expenses payable.....................................           96,998
                                                                       -------------
Total liabilities..................................................       11,900,719
                                                                       -------------
------------------------------------------------------------------------------------

NET ASSETS.........................................................    $ 416,277,758
                                                                       =============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 300,000,000 shares authorized.....    $   4,686,844
Class II Shares, $0.10 par value, 100,000,000 shares authorized....          110,366
Class III Shares, $0.10 par value, 100,000,000 shares authorized...          189,734
Paid-in capital in excess of par...................................      613,430,122
Undistributed net investment income................................          723,970
Distributions in excess of net realized gain.......................      (76,744,278)
Net unrealized appreciation/depreciation...........................     (126,119,000)
                                                                       -------------
NET ASSETS.........................................................    $ 416,277,758
                                                                       =============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $391,301,320 and 46,868,439 shares
  outstanding......................................................    $        8.35
                                                                       =============
Class II--Based on net assets of $9,192,107 and 1,103,660 shares
  outstanding......................................................    $        8.33
                                                                       =============
Class III--Based on net assets of $15,784,331 and 1,897,336 shares
  outstanding......................................................    $        8.32
                                                                       =============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends..........................................................    $  18,105,283
Foreign withholding tax............................................          (98,951)
Securities lending--affiliated.....................................          213,450
Income--affiliated.................................................          110,649
                                                                       -------------
Total income.......................................................       18,330,431
                                                                       -------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory................................................        3,972,864
Distribution--Class II.............................................           21,902
Distribution--Class III............................................           48,900
Transfer agent--Class I............................................            4,739
Transfer agent--Class II...........................................              110
Transfer agent--Class III..........................................              150
Accounting services................................................          245,707
Printing...........................................................          127,733
Professional.......................................................           72,394
Custodian..........................................................           45,895
Officer and Directors..............................................           36,037
Miscellaneous......................................................           32,821
                                                                       -------------
Total expenses.....................................................        4,609,252
                                                                       -------------
Net investment income..............................................       13,721,179
                                                                       -------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments......................................................      (70,544,607)
  Options written..................................................        1,084,929
                                                                       -------------
                                                                         (69,459,678)
                                                                       -------------
Net change in unrealized appreciation/depreciation on:
  Investments......................................................     (239,134,003)
  Options written..................................................         (177,942)
                                                                       -------------
                                                                        (239,311,945)
                                                                       -------------
Total realized and unrealized loss.................................     (308,771,623)
                                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............    $(295,050,444)
                                                                       =============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                            --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2008              2007
--------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income....................................   $  13,721,179     $   13,597,592
Net realized gain (loss).................................     (69,459,678)       113,563,096
Net change in unrealized appreciation/depreciation.......    (239,311,945)      (103,087,669)
                                                            -------------     --------------
Net increase (decrease) in net assets resulting from
  operations.............................................    (295,050,444)        24,073,019
                                                            -------------     --------------

--------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I................................................     (12,273,492)       (12,996,045)
  Class II...............................................        (271,432)          (284,983)
  Class III..............................................        (455,101)          (313,748)
Net realized gain:
  Class I................................................      (5,747,071)      (107,399,340)
  Class II...............................................        (137,259)        (2,664,224)
  Class III..............................................        (235,848)        (3,029,651)
                                                            -------------     --------------
Decrease in net assets resulting from dividends and
  distributions to shareholders..........................     (19,120,203)      (126,687,991)
                                                            -------------     --------------
--------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions...........................................    (123,864,439)       (58,127,051)
                                                            -------------     --------------
--------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets.............................    (438,035,086)      (160,742,023)
Beginning of year........................................     854,312,844      1,015,054,867
                                                            -------------     --------------
End of year..............................................   $ 416,277,758     $  854,312,844
                                                            =============     ==============

End of year undistributed net investment income..........   $     723,970     $        2,816
                                                            =============     ==============
--------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                              ---------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------
                                                 2008       2007       2006        2005         2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........   $   13.86   $  15.91   $  14.77   $    15.70   $    14.31
                                              ---------   --------   --------   ----------   ----------
Net investment income(1)...................        0.24       0.23       0.24         0.19         0.16
Net realized and unrealized gain (loss)....      (5.34)       0.07       2.97         0.27         1.42
                                              ---------   --------   --------   ----------   ----------
Net increase (decrease) from investment
  operations...............................      (5.10)       0.30       3.21         0.46         1.58
                                              ---------   --------   --------   ----------   ----------
Dividends and distributions from:
  Net investment income....................      (0.28)     (0.25)     (0.27)       (0.22)       (0.17)
  Net realized gain........................      (0.13)     (2.10)     (1.80)       (1.17)       (0.02)
                                              ---------   --------   --------   ----------   ----------
Total dividends and distributions..........      (0.41)     (2.35)     (2.07)       (1.39)       (0.19)
                                              ---------   --------   --------   ----------   ----------
Net asset value, end of year...............   $    8.35   $  13.86   $  15.91   $    14.77   $    15.70
                                              =========   ========   ========   ==========   ==========

-------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value...................    (36.77)%      1.82%     21.86%        2.94%       11.07%
                                              =========   ========   ========   ==========   ==========
-------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.............................       0.68%      0.67%      0.67%        0.67%        0.66%
                                              =========   ========   ========   ==========   ==========
Net investment income......................       2.08%      1.37%      1.53%        1.23%        1.09%
                                              =========   ========   ========   ==========   ==========
-------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)..............   $ 391,301   $810,621   $969,759   $1,024,308   $1,306,051
                                              =========   ========   ========   ==========   ==========
Portfolio turnover.........................         49%        37%        25%          37%          47%
                                              =========   ========   ========   ==========   ==========
-------------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights (continued)

--------------------------------------------------------------------------------

                                                                       CLASS II
                                                  -------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------
                                                     2008       2007      2006      2005      2004
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............   $   13.81   $ 15.86   $ 14.73   $ 15.66   $ 14.27
                                                  ---------   -------   -------   -------   -------
Net investment income(1).......................        0.22      0.20      0.22      0.16      0.14
Net realized and unrealized gain (loss)........      (5.32)      0.07      2.96      0.27      1.42
                                                  ---------   -------   -------   -------   -------
Net increase (decrease) from investment
  operations...................................      (5.10)      0.27      3.18      0.43      1.56
                                                  ---------   -------   -------   -------   -------
Dividends and distributions from:
  Net investment income........................      (0.25)    (0.22)    (0.25)    (0.19)    (0.15)
  Net realized gain............................      (0.13)    (2.10)    (1.80)    (1.17)    (0.02)
                                                  ---------   -------   -------   -------   -------
Total dividends and distributions..............      (0.38)    (2.32)    (2.05)    (1.36)    (0.17)
                                                  ---------   -------   -------   -------   -------
Net asset value, end of year...................   $    8.33   $ 13.81   $ 15.86   $ 14.73   $ 15.66
                                                  =========   =======   =======   =======   =======

---------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.......................    (36.83)%     1.64%    21.67%     2.78%    10.94%
                                                  =========   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total Expenses.................................       0.83%     0.82%     0.82%     0.82%     0.81%
                                                  =========   =======   =======   =======   =======
Net investment income..........................       1.92%     1.22%     1.38%     1.08%     0.94%
                                                  =========   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)..................   $   9,192   $20,427   $28,254   $30,552   $36,886
                                                  =========   =======   =======   =======   =======
Portfolio turnover.............................         49%       37%       25%       37%       47%
                                                  =========   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                      CLASS III
                                            -------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,                 PERIOD
                                            ----------------------------------------   MAY 25, 2004(1) TO
                                               2008       2007      2006      2005      DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....   $   13.80   $ 15.86   $ 14.74   $  15.69         $ 14.29
                                            ---------   -------   -------   --------         -------
Net investment income(2).................        0.21      0.18      0.20       0.15            0.08
Net realized and unrealized gain (loss)..      (5.30)      0.08      2.97       0.26            1.50
                                            ---------   -------   -------   --------         -------
Net increase (decrease) from investment
  operations.............................      (5.09)      0.26      3.17       0.41            1.58
                                            ---------   -------   -------   --------         -------
Dividends and distributions from:
  Net investment income..................      (0.26)    (0.22)    (0.25)     (0.19)          (0.16)
  Net realized gain......................      (0.13)    (2.10)    (1.80)     (1.17)          (0.02)
                                            ---------   -------   -------   --------         -------
Total dividends and distributions........      (0.39)    (2.32)    (2.05)     (1.36)          (0.18)
                                            ---------   -------   -------   --------         -------
Net asset value, end of period...........   $    8.32   $ 13.80   $ 15.86    $ 14.74         $ 15.69
                                            =========   =======   =======   ========         =======

---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value.................    (36.91)%     1.53%    21.59%      2.62%          11.08%(4)
                                            =========   =======   =======   ========         =======
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total Expenses...........................       0.93%     0.92%     0.92%      0.92%           0.92%(5)
                                            =========   =======   =======   ========         =======
Net investment income....................       1.87%     1.12%     1.30%      0.98%           0.89%(5)
                                            =========   =======   =======   ========         =======
---------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)..........   $  15,784   $23,265   $17,042    $ 6,211         $ 2,730
                                            =========   =======   =======   ========         =======
Portfolio turnover.......................         49%       37%       25%        37%             47%
                                            =========   =======   =======   ========         =======
---------------------------------------------------------------------------------------------------------



(1) Commencement of operations.

(2) Based on average shares outstanding.

(3) Total investment returns exclude insurance-related fees and expenses.

(4) Aggregate total investment return.

(5) Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Basic Value V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. The Fund values its investments in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the option market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Company's Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

  - Options--The Fund may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

    When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset and an equivalent liability. The amount of the

--------------------------------------------------------------------------------


    asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is "covered" meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction.

    In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction.

SEGREGATION AND COLLATERALIZATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregates assets in connection with certain investments (e.g., written options), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on their books and record cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., written options).

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended December 31, 2008, the Fund received only cash collateral for any securities loaned.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remain open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain

--------------------------------------------------------------------------------


open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact of the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.60% of the average daily value of the Fund's average daily net assets.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $11,821 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc. The distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of 0.15% and 0.25% of the average daily value of the Fund's Class II and III net assets, respectively.

The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending--affiliated on the Statement of Operations. For the year ended December 31, 2008, BIM received $48,003 in securities lending agent fees.

In addition, MLPF&S received $122,203 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such

--------------------------------------------------------------------------------


respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

During the year ended December 31, 2008, the Fund received litigation proceeds of $445,976 from an affiliate, which are included in net realized loss on the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $327,878,131 and $463,127,688, respectively.

Transactions in call options written for the year ended December 31, 2008 were as follows:

-------------------------------------------------------
                                              Premiums
Call Options Written            Contracts     Received
-------------------------------------------------------
Outstanding call options
  written, beginning of year..     1,642    $   371,677

Options written...............     3,827      1,177,812

Options closed................    (1,933)    (1,081,070)

Options expired...............    (3,536)      (468,419)
                                  ------    -----------

Outstanding call options
  written, end of year........        --             --
                                  ======    ===========

-------------------------------------------------------


4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  INCOME TAX INFORMATION:

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

--------------------------------------------------------
                              12/31/08        12/31/07
--------------------------------------------------------
Distributions paid from:

  Ordinary income.........  $13,000,025     $ 21,344,368

  Long-term capital gain..    6,120,178      105,343,623
                            -----------     ------------

Total taxable
  distributions...........  $19,120,203     $126,687,991
                            ===========     ============

--------------------------------------------------------


As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:


-------------------------------------------------

Undistributed net ordinary
  income..........................  $     723,970
Capital loss carryforward.........    (29,000,868)
Net unrealized losses.............   (173,862,410)*
                                    -------------
Total accumulated net losses......  $(202,139,308)
                                    =============
-------------------------------------------------


* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration date:


--------------------------------------------------

EXPIRES DECEMBER 31,
--------------------------------------------------

2016..............................     $29,000,868
--------------------------------------------------


6.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with

--------------------------------------------------------------------------------

which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

7.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:

---------------------------------------------------------
Class I Shares
Year Ended December 31,
2008                           Shares           Amount
---------------------------------------------------------
Shares sold...............    3,073,747     $  36,763,879

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........    2,189,619        18,020,563
                            -----------     -------------

Total Issued..............    5,263,366        54,784,442

Shares redeemed...........  (16,885,742)     (176,535,378)
                            -----------     -------------

Net decrease..............  (11,622,376)    $(121,750,936)
                            ===========     =============

---------------------------------------------------------



---------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                           Shares           Amount
---------------------------------------------------------
Shares sold...............    2,749,833     $  44,661,770

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........    8,624,314       120,395,385
                            -----------     -------------

Total Issued..............   11,374,147       165,057,155

Shares redeemed...........  (13,828,130)     (227,193,655)
                            -----------     -------------

Net decrease..............   (2,453,983)    $ (62,136,500)
                            ===========     =============
---------------------------------------------------------



-------------------------------------------------------
Class II Shares
Year Ended December 31, 2008    Shares         Amount
-------------------------------------------------------
Shares sold..................    20,430     $   203,668

Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions..............    49,780         408,691
                               --------     -----------

Total issued.................    70,210         612,359

Share redeemed...............  (445,219)     (5,179,074)
                               --------     -----------

Net decrease.................  (375,009)    $(4,566,715)
                               ========     ===========
-------------------------------------------------------



-------------------------------------------------------
Class II Shares
Year Ended December 31, 2007    Shares         Amount
-------------------------------------------------------
Shares sold..................    16,372     $   270,396

Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions..............   212,021       2,949,207
                               --------     -----------

Total issued.................   228,393       3,219,603

Share redeemed...............  (530,756)     (8,813,592)
                               --------     -----------

Net decrease.................  (302,363)    $(5,593,989)
                               ========     ===========
-------------------------------------------------------



-------------------------------------------------------
Class III Shares
Year Ended December 31, 2008    Shares         Amount
-------------------------------------------------------
Shares sold..................   692,660     $ 8,237,326

Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions..............    84,262         690,949
                               --------     -----------

Total issued.................   776,922       8,928,275

Shares redeemed..............  (565,197)     (6,475,063)
                               --------     -----------

Net increase.................   211,725     $ 2,453,212
                               ========     ===========
-------------------------------------------------------



-------------------------------------------------------
Class III Shares
Year Ended December 31, 2007    Shares         Amount
-------------------------------------------------------
Shares sold.................    897,983     $14,849,042

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........    240,532       3,343,399
                              ---------     -----------

Total issued................  1,138,515      18,192,441

Shares redeemed.............   (527,399)     (8,589,003)
                              ---------     -----------

Net increase................    611,116     $ 9,603,438
                              =========     ===========
-------------------------------------------------------


8.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK BASIC VALUE V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2009

--------------------------------------------------------------------------------

     BLACKROCK FUNDAMENTAL GROWTH V.I. FUND

     ---------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - Effective November 14, 2008, the portfolio management team changed for BlackRock Fundamental Growth V.I. Fund. As part of the transition, the Fund's benchmark was changed from the S&P 500 Citigroup Growth Index to the Russell 1000 Growth Index, which more accurately reflects the universe of securities in which the Fund will now invest.

  - The Fund underperformed the Russell 1000 Growth Index and the S&P 500 Citigroup Growth Index for the 12-month period, as negative stock selection in the industrials and information technology (IT) sectors offset favorable sector positioning.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The US equity market trended lower through the first half of 2008, as weakness in the mortgage market, fear of a recession and sharply-rising energy and commodity costs dominated investor attention. The credit crisis rapidly spread in September, with a number of large financial institutions failing, being rescued by the government, or selling themselves as a last resort. Volatility rose to extreme levels, as continued government intervention and stimulation grappled with massive deleveraging and a flight to safety. These factors combined to produce the largest annual loss for the S&P 500 Index since 1937. Investors in stocks found no safe haven, as sharp declines impacted all sectors, market capitalizations and style segments.

  - In this environment, the Fund's IT holdings underperformed and detracted from results. In hardware, positions in Apple Inc. and EMC Corp. declined sharply during 2008, as this sector succumbed to a global recession. The cyclical industrials and energy sectors also showed significant vulnerability in the rapidly slowing economic environment. In industrials, Spirit AeroSystems Holdings, Inc. contributed negatively as demand for new aircraft slowed in 2008, given the overall borrowing and spending environment. Oil services companies, such as Fund holdings National Oilwell Varco, Inc. and Transocean Ltd., saw large declines as falling oil prices prompted producers to cancel exploration projects.

  - Contributing positively to relative performance was the Fund's sector positioning. Overweight positions in both consumer staples and healthcare proved to be very beneficial, as these sectors were the top two performers within the market during 2008. In addition, the Fund's underweight in energy added value as this sector collapsed in the second half of the year. The strongest stock selection was in the materials sector, thanks to decisions in the agricultural industry (The Mosaic Co. and Monsanto Co.) and an investment in gold miner Agnico-Eagle Mines Ltd.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - Portfolio activity reflected tactical individual stock decisions throughout the year, as well as the transitioning of the Fund to the new management team in November. Notably, we increased investments in the health care, consumer staples and consumer discretionary sectors, while reducing exposure to industrials and materials.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - At year-end, the Fund's largest overweights relative to the Russell 1000 Growth Index were in the health care and telecommunication services sectors, while its most substantial underweights were in IT and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

(LINE GRAPH)

                       BLACKROCK FUNDAMENTAL
                            GROWTH V.I.                          S&P 500
                          FUND(2)-CLASS I        S&P 500    CITIGROUP GROWTH      RUSSELL 1000
                             SHARES(1)          INDEX(3)        INDEX(4)        GROWTH INDEX(5)
                       ---------------------    --------    ----------------    ---------------
4/00(6)                        10000              10000           10000              10000
12/00                           9273               8842            7736               7360
12/01                           7593               7791            6489               5857
12/02                           5504               6069            4666               4224
12/03                           7045               7810            5929               5480
12/04                           7523               8660            6342               5826
12/05                           8087               9085            6415               6132
12/06                           8454              10520            7121               6689
12/07                          10068              11098            7771               7479
12/08                           6157               6992            5057               4604




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2) The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average rates of growth earnings over the long term.

(3) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange ("NYSE") issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

(4) This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

(5) This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation. The Fund now uses this index as its benchmark rather than the S&P 500 Citigroup Growth Index because it better reflects the Fund's investment strategies.

(6)  Commencement of operations.

--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------

                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                  6-MONTH         ------------------------------------------
                                               TOTAL RETURNS      1 YEAR      5 YEAR      SINCE INCEPTION(2)
------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                  (32.35)%       (38.84)%    (2.66)%            (5.39)%

------------------------------------------------------------------------------------------------------------

S&P 500 Index                                      (28.48)        (37.00)     (2.19)             (4.01)
------------------------------------------------------------------------------------------------------------

S&P 500 Citigroup Growth Index                     (29.21)        (34.92)     (3.13)             (7.50)
------------------------------------------------------------------------------------------------------------

Russell 1000 Growth Index                          (32.31)        (38.44)     (3.42)             (8.49)
------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2)  Commencement of operations for Class I Shares is April 3, 2000.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Information Technology..........................................             25%
Health Care.....................................................             20
Consumer Staples................................................             15
Industrials.....................................................             11
Consumer Discretionary..........................................             10
Energy..........................................................              7
Financials......................................................              4
Materials.......................................................              3
Telecommunication Services......................................              3
Utilities.......................................................              2

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                     HYPOTHETICAL(2)
                 --------------------------------------------------------   ---------------------------------
                   BEGINNING           ENDING                                 BEGINNING           ENDING
                 ACCOUNT VALUE     ACCOUNT VALUE         EXPENSES PAID      ACCOUNT VALUE     ACCOUNT VALUE
                  JULY 1, 2008   DECEMBER 31, 2008   DURING THE PERIOD(1)    JULY 1, 2008   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------

Class I........      $1,000           $676.50                $3.33              $1,000          $1,021.13

-------------------------------------------------------------------------------------------------------------
                    HYPOTHETICAL(2)
                 --------------------
                     EXPENSES PAID
                 DURING THE PERIOD(1)
-------------------------------------

Class I........          $4.01

-------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.79% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Derivative Instruments

--------------------------------------------------------------------------------

The Fund may invest in various derivative instruments, including forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund's ability to successfully use a derivative instrument depends on the Advisor's ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund's investments in these instruments are discussed in detail in the Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                       SHARES     VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE--2.7%
Honeywell International,
  Inc. .......................      44,500  $ 1,460,935
Northrop Grumman Corp. .......      21,800      981,872
                                            -----------
                                              2,442,807

-------------------------------------------------------


AIR FREIGHT & LOGISTICS--1.7%
Expeditors International
  Washington, Inc. ...........      34,000    1,131,180
United Parcel Service, Inc.
  Class B.....................       8,600      474,376
                                            -----------
                                              1,605,556
-------------------------------------------------------


AIRLINES--1.1%
Delta Air Lines, Inc.(a)......      89,400    1,024,524
-------------------------------------------------------


BEVERAGES--3.8%
The Coca-Cola Co..............      55,200    2,498,904
PepsiCo, Inc..................      18,400    1,007,768
                                            -----------
                                              3,506,672
-------------------------------------------------------


BIOTECHNOLOGY--5.6%
Celgene Corp.(a)..............      32,900    1,818,712
Genzyme Corp.(a)..............      23,300    1,546,421
Gilead Sciences, Inc.(a)......      35,200    1,800,128
                                            -----------
                                              5,165,261
-------------------------------------------------------


CAPITAL MARKETS--0.4%
Janus Capital Group, Inc. ....      46,100      370,183
-------------------------------------------------------


CHEMICALS--0.8%
Ecolab, Inc. .................      20,900      734,635
-------------------------------------------------------


COMMERCIAL BANKS--1.0%
Wells Fargo & Co..............      31,200      919,776
-------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--1.1%
Waste Management, Inc.........      29,500      977,630
-------------------------------------------------------


COMMUNICATIONS EQUIPMENT--7.4%
Cisco Systems, Inc.(a)........     201,000    3,276,300
QUALCOMM, Inc.................      97,800    3,504,174
                                            -----------
                                              6,780,474
-------------------------------------------------------


COMPUTERS & PERIPHERALS--3.9%
Apple, Inc.(a)................      22,000    1,877,700
Hewlett-Packard Co. ..........      47,100    1,709,259
                                            -----------
                                              3,586,959
-------------------------------------------------------


CONSTRUCTION & ENGINEERING--0.9%
Fluor Corp. ..................      18,700      839,069
-------------------------------------------------------


DIVERSIFIED CONSUMER SERVICES--2.1%
Apollo Group, Inc. Class
  A(a)........................      24,800    1,900,176
-------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--1.4%
CME Group, Inc. ..............       1,900      395,409
JPMorgan Chase & Co. .........      27,800      876,534
                                            -----------
                                              1,271,943
-------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
AT&T Inc. ....................      19,100      544,350
-------------------------------------------------------


ELECTRIC UTILITIES--1.5%
Exelon Corp. .................      24,800    1,379,128
-------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--1.7%
Schlumberger Ltd. ............      30,100    1,274,133
Transocean Ltd.(a)............       6,585      311,142
                                            -----------
                                              1,585,275
-------------------------------------------------------


FOOD & STAPLES RETAILING--7.4%
CVS Caremark Corp. ...........      35,600    1,023,144
The Kroger Co. ...............      23,800      628,558
Safeway, Inc. ................      30,400      722,608
Wal-Mart Stores, Inc. ........      79,700    4,467,982
                                            -----------
                                              6,842,292
-------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
C.R. Bard, Inc. ..............       7,600      640,376
Medtronic, Inc. ..............      42,100    1,322,782
                                            -----------
                                              1,963,158
-------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--4.0%
Henry Schein, Inc.(a).........      19,700      722,793
Medco Health Solutions,
  Inc.(a).....................      38,600    1,617,726
UnitedHealth Group, Inc. .....      49,900    1,327,340
                                            -----------
                                              3,667,859
-------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--2.7%
Burger King Holdings, Inc. ...      43,900    1,048,332
McDonald's Corp. .............      22,900    1,424,151
                                            -----------
                                              2,472,483
-------------------------------------------------------


HOUSEHOLD DURABLES--0.5%
D.R. Horton, Inc. ............      59,900      423,493
-------------------------------------------------------


HOUSEHOLD PRODUCTS--1.2%
The Clorox Co. ...............      11,800      655,608
The Procter & Gamble Co. .....       7,400      457,468
                                            -----------
                                              1,113,076
-------------------------------------------------------


INSURANCE--1.2%
The Travelers Cos., Inc. .....      23,600    1,066,720
-------------------------------------------------------


INTERNET & CATALOG RETAIL--1.2%
Amazon.com, Inc.(a)...........      20,800    1,066,624
-------------------------------------------------------


INTERNET SOFTWARE & SERVICES--2.7%
Google, Inc. Class A(a).......       8,100    2,491,965
-------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--1.1%
Thermo Fisher Scientific,
  Inc.(a).....................      29,700    1,011,879
-------------------------------------------------------


MACHINERY--3.9%
Cummins, Inc. ................      34,200      914,166
Danaher Corp. ................      46,900    2,655,009
                                            -----------
                                              3,569,175
-------------------------------------------------------


METALS & MINING--2.3%
Agnico-Eagle Mines Ltd. ......      29,900    1,534,767
Freeport-McMoRan Copper &
  Gold, Inc. .................      22,300      545,012
                                            -----------
                                              2,079,779
-------------------------------------------------------


MULTILINE RETAIL--2.0%
Kohl's Corp.(a)...............      50,100    1,813,620
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--5.0%
EOG Resources, Inc. ..........      29,500    1,964,110
Exxon Mobil Corp. ............      21,000    1,676,430
Massey Energy Co. ............      37,400      515,746
Valero Energy Corp. ..........      20,700      447,948
                                            -----------
                                              4,604,234
-------------------------------------------------------


PHARMACEUTICALS--6.9%
Abbott Laboratories...........      48,900    2,609,793
Bristol-Myers Squibb Co. .....      63,500    1,476,375
Johnson & Johnson(b)..........      27,000    1,615,410
Teva Pharmaceutical Industries
  Ltd.(c).....................      16,000      681,120
                                            -----------
                                              6,382,698
-------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments December 31, 2008 (concluded)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                       SHARES     VALUE
-------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.0%
Broadcom Corp. Class A(a).....      60,200  $ 1,021,594
Lam Research Corp.(a).........      23,000      489,440
PMC-Sierra, Inc.(a)...........     249,600    1,213,056
                                            -----------
                                              2,724,090
-------------------------------------------------------


SOFTWARE--8.3%
Activision Blizzard, Inc.(a)..     145,000    1,252,800
Adobe Systems, Inc.(a)........      39,800      847,342
Check Point Software
  Technologies Ltd.(a)........      63,900    1,213,461
Microsoft Corp. ..............     119,500    2,323,080
Oracle Corp.(a)...............      64,700    1,147,131
Salesforce.com, Inc.(a).......      27,600      883,476
                                            -----------
                                              7,667,290
-------------------------------------------------------


SPECIALTY RETAIL--1.6%
Home Depot, Inc. .............      18,400      423,568
Ross Stores, Inc. ............      36,500    1,085,145
                                            -----------
                                              1,508,713
-------------------------------------------------------


TOBACCO--2.8%
Philip Morris International,
  Inc. .......................      59,500    2,588,845
-------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--2.2%
American Tower Corp. Class
  A(a)........................      69,000    2,023,080
-------------------------------------------------------
-------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$101,348,443)--99.8%                  91,715,491
-------------------------------------------------------
-------------------------------------------------------

-------------------------------------------------------

                                BENEFICIAL
                                  INTEREST
SHORT-TERM SECURITIES                (000)
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series,
  1.64%(d)(e).................    $    659      658,689
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$658,689)--0.7%                          658,689
-------------------------------------------------------

TOTAL INVESTMENTS
(COST--$102,007,132*)--100.5%.............   92,374,180

LIABILITIES IN EXCESS OF OTHER
ASSETS--(0.5)%............................     (438,094)
                                            -----------

NET ASSETS--100.0%........................  $91,936,086
                                            ===========



--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $ 105,124,587
                                     =============
Gross unrealized appreciation....    $   4,553,607
Gross unrealized depreciation....     (17,304,014)
                                     -------------
Net unrealized depreciation......    $(12,750,407)
                                     =============



  (a) Non-income producing security.

(b) All or a portion of security pledged as collateral in connection with options.

(c) Depositary receipts.

(d) Represents the current yield as of report date.

(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------
                                   NET
AFFILIATE                       ACTIVITY    INCOME
---------------------------------------------------
BlackRock Liquidity Series,
  LLC
  Cash Sweep Series...........  $658,689   $135,996
BlackRock Liquidity Series,
  LLC
  Money Market Series.........        --   $  9,729

---------------------------------------------------


   - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.


  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

  - Level 1--price quotations in active markets/exchanges for identical securities

  - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

  - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------

                                         ASSETS
                                     --------------
Level 1...........................     $91,715,491

Level 2...........................         658,689

Level 3...........................              --

---------------------------------------------------

TOTAL                                  $92,374,180
                                       ===========







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$101,348,443).............    $ 91,715,491
Investments at value--affiliated (cost--$658,689)...................         658,689
Capital shares sold receivable......................................         732,143
Investments sold receivable.........................................         227,001
Dividends receivable................................................         156,467
Prepaid expenses....................................................           3,470
Security lending income receivable--affiliated......................              40
                                                                        ------------
Total assets........................................................      93,493,301
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
Capital shares redeemed payable.....................................         954,809
Investments purchased payable.......................................         300,314
Bank overdraft......................................................         227,001
Investment advisory fees payable....................................          49,322
Other accrued expenses payable......................................          24,176
Other affiliates payable............................................           1,463
Officer's and Directors' payable....................................             130
                                                                        ------------
Total liabilities...................................................       1,557,215
                                                                        ------------
------------------------------------------------------------------------------------

NET ASSETS..........................................................    $ 91,936,086
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......    $  1,732,266
Paid-in capital in excess of par....................................     134,906,181
Undistributed net investment income.................................           8,424
Accumulated net realized loss.......................................     (35,079,059)
Net unrealized appreciation/depreciation............................      (9,631,726)
                                                                        ------------
NET ASSETS..........................................................    $ 91,936,086
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $91,936,086 and 17,322,664 shares
  outstanding.......................................................    $       5.31
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...........................................................    $  1,514,536
Foreign withholding tax.............................................         (13,465)
Income--affiliated..................................................         135,996
Securities lending--affiliated......................................           9,729
                                                                        ------------
Total income........................................................       1,646,796
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................         912,879
Accounting services.................................................          49,710
Professional........................................................          43,258
Printing............................................................          19,847
Custodian...........................................................          19,754
Officer and Directors...............................................          19,559
Transfer agent--Class I.............................................           5,000
Miscellaneous.......................................................          11,536
                                                                        ------------
Total expenses......................................................       1,081,543
                                                                        ------------
Net investment income...............................................         565,253
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments (including $40,656 in capital gain tax credit)........     (35,124,048)
  Options written...................................................         543,096
  Foreign currency..................................................         (20,792)
                                                                        ------------
                                                                         (34,601,744)
                                                                        ------------
Net change in unrealized appreciation/depreciation on:
  Investments.......................................................     (28,480,392)
  Options written...................................................         368,685
  Foreign currency..................................................          (5,264)
                                                                        ------------
                                                                         (28,116,971)
                                                                        ------------
Total realized and unrealized loss..................................     (62,718,715)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $(62,153,462)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2008            2007
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income......................................   $    565,253    $    310,238
Net realized gain (loss)...................................    (34,601,744)     10,389,283
Net change in unrealized appreciation/depreciation.........    (28,116,971)      8,014,250
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations...............................................    (62,153,462)     18,713,771
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I..................................................       (579,997)       (438,537)
  Class II(1)..............................................             --              (4)
  Class III(1).............................................             --              (3)
Net realized gain:
  Class I..................................................       (122,686)    (10,348,638)
  Class II(1)..............................................             --            (150)
  Class III(1).............................................             --            (150)
                                                              ------------    ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders............................       (702,683)    (10,787,482)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions.......................................     (4,495,609)     36,678,354
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets....................    (67,351,754)     44,604,643
Beginning of year..........................................    159,287,840     114,683,197
                                                              ------------    ------------
End of year................................................   $ 91,936,086    $159,287,840
                                                              ============    ============

End of year undistributed net investment income............   $      8,424    $      3,316
                                                              ============    ============
------------------------------------------------------------------------------------------



(1) Liquidated on December 31, 2007.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                                -----------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                   2008       2007       2006       2005       2004
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $    8.75   $   8.22   $   7.91   $   7.40   $   6.98
                                                ---------   --------   --------   --------   --------
Net investment income(1).....................        0.03       0.02       0.05       0.04       0.05
Net realized and unrealized gain (loss)......      (3.43)       1.56       0.31       0.51       0.42
                                                ---------   --------   --------   --------   --------
Net increase (decrease) from investment
  operations.................................      (3.40)       1.58       0.36       0.55       0.47
                                                ---------   --------   --------   --------   --------
Dividends and distributions from:
  Net investment income......................      (0.03)     (0.04)     (0.05)     (0.04)     (0.05)
  Net realized gain..........................      (0.01)     (1.01)         --         --         --
                                                ---------   --------   --------   --------   --------
Total dividends and distributions............      (0.04)     (1.05)     (0.05)     (0.04)     (0.05)
                                                ---------   --------   --------   --------   --------
Net asset value, end of year.................   $    5.31   $   8.75   $   8.22   $   7.91   $   7.40
                                                =========   ========   ========   ========   ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.....................    (38.84)%     19.08%      4.54%      7.49%      6.80%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses...............................       0.77%      0.79%      0.75%      0.76%      0.74%
                                                =========   ========   ========   ========   ========
Net investment income........................       0.40%      0.29%      0.58%      0.56%      0.75%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $  91,936   $159,288   $114,681   $178,692   $199,342
                                                =========   ========   ========   ========   ========
Portfolio turnover...........................        141%       102%        69%        82%        78%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

 (2) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch"), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Fundamental Growth V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III Shares were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investments in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used unless it is determined that the prior day's price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Company's Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to

--------------------------------------------------------------------------------


hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

  - Forward currency contracts--A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into foreign currency contracts as a hedge against either specific transactions or portfolio positions. Foreign currency contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  - Options--The Fund may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

    When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is "covered," meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction.

    In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

SEGREGATION AND COLLATERALIZATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregates assets in connection with certain investments (e.g., options, written options and forward foreign currency contracts), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., written options).

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and

--------------------------------------------------------------------------------


losses are allocated daily to each class based on its relative net assets.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended December 31, 2008, the Fund received only cash collateral for any securities loaned.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft, which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.65% of the average daily value of the Fund's average daily net assets.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets.

--------------------------------------------------------------------------------


Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $2,578 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc.

The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending--affiliated on the Statement of Operations. For the year ended December 31, 2008, BIM received $2,323 in securities lending agent fees.

For the year ended December 31, 2008, for a portion of the year Piper Jaffray was considered to be an affiliate of the advisor and received $305 in commissions on the execution of portfolio security transactions for the Fund.

In addition, MLPF&S received $36,076 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $192,648,833 and $189,337,932, respectively.

Transactions in options written for the year ended December 31, 2008 were as follows:



--------------------------------------------------------
                                               PREMIUMS
CALL OPTIONS WRITTEN           CONTRACTS       RECEIVED
--------------------------------------------------------
Outstanding call options
  written,
  beginning of year..........     2,322       $  435,646

Options written..............     3,571        1,155,002

Options closed...............    (2,846)        (784,381)

Options expired..............    (2,673)        (660,824)

Options exercised............      (374)        (145,443)
                                 ------       ----------

Outstanding call options
  written, end of year.......        --               --
                                 ======       ==========

--------------------------------------------------------



-------------------------------------------------------
                                               PREMIUMS
PUT OPTIONS WRITTEN             CONTRACTS      RECEIVED
-------------------------------------------------------
Outstanding put options
  written,
  beginning of year...........       --              --

Options written...............      849       $ 271,392

Options closed................     (849)       (271,392)
                                   ----       ---------

Outstanding put options
  written,
  end of year.................       --              --
                                   ====       =========
-------------------------------------------------------


4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which

--------------------------------------------------------------------------------

is included in miscellaneous expenses in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  INCOME TAX INFORMATION:

RECLASSIFICATIONS: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to foreign currency transactions and foreign taxes paid were reclassified to the following accounts:

-----------------------------------------------
Undistributed net investment income..  $ 19,852
Accumulated net realized loss........  $(19,852)

-----------------------------------------------


The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

--------------------------------------------------------
                              12/31/2008      12/31/2007
--------------------------------------------------------
Distributions paid from:

  Ordinary Income...........   $702,683      $ 1,097,933

  Net long term-capital
     gain...................         --        9,689,549
                               --------      -----------

Total taxable
  distributions.............   $702,683      $10,787,482
                               ========      ===========

--------------------------------------------------------


As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------
Undistributed net ordinary
  income.........................     $      8,424
Capital loss carryforward........       (3,900,003)
Net unrealized losses............      (40,810,782)*
                                      ------------
Total accumulated net losses.....     $(44,702,361)
                                      ============

--------------------------------------------------


* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration date:

-----------------------------------------------
EXPIRES DECEMBER 31,

-----------------------------------------------
2016...............................  $3,900,003

-----------------------------------------------
-----------------------------------------------


6.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations to perform (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

7.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:



---------------------------------------------------------
Class I Shares
Year Ended December 31,
2008                           Shares           Amount
---------------------------------------------------------
Shares sold................   4,363,393      $ 33,675,258

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........     133,844           702,683
                             ----------      ------------

Total Issued...............   4,497,237        34,377,941

Shares redeemed............  (5,385,314)      (38,873,550)
                             ----------      ------------

Net decrease...............    (888,077)     $ (4,495,609)
                             ==========      ============

---------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                           Shares          Amount
--------------------------------------------------------
Shares sold................   6,896,639     $ 60,447,924

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........   1,218,890       10,787,175
                             ----------     ------------

Total Issued...............   8,115,529       71,235,099

Shares redeemed............  (3,862,504)     (34,554,139)
                             ----------     ------------

Net increase...............   4,253,025     $ 36,680,960
                             ==========     ============
--------------------------------------------------------


8.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK FUNDAMENTAL GROWTH V.I. FUND AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Fundamental Growth V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Fundamental Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted by the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2009

--------------------------------------------------------------------------------

     BLACKROCK GLOBAL ALLOCATION V.I. FUND

     ----------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund outperformed both its Reference Portfolio and the Financial Times Stock Exchange (FTSE) World Index for the 12-month period. The Fund invests in both equities and bonds; therefore, the Reference Portfolio provides a truer representation of the Fund's composition and a more comparable means for measurement.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The Fund's outperformance versus its Reference Portfolio was attributable to its overweight and stock selection in Japan, its underweight and stock selection in the US and the U.K., and its strong stock selection in Canada and Hong Kong.

  - From a sector perspective, the Fund's underweights and strong stock selection in financials and information technology contributed positively to performance. An overweight and stock selection in telecommunication services, coupled with strong stock selection in materials, also contributed.

  - Detracting moderately from the Fund's relative performance were its overweights in Russia, Brazil and India, and its overweight and stock selection in Germany. An underweight and stock selection in utilities and consumer staples, coupled with stock selection in energy, also detracted from performance. In addition, the Fund's underweight to Nominal Treasuries detracted from performance as a flight to quality in the fixed income markets caused Nominal Treasuries to appreciate.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - The Fund's overall equity allocation increased from 56% to 59% of net assets. Within equities, increases in the US and Japan were partially offset by decreases in Europe, notably Germany, and Asia ex-Japan. On a sector basis, the Fund increased health care and telecommunication services, while reducing financials, materials, industrials, energy, information technology, consumer staples, utilities and consumer discretionary.

  - The Fund's allocation to fixed income decreased from 32% to 26% of net assets, as a decrease in US Treasury securities was partially offset by an increase in convertible bonds, mainly in Asia and Europe. The Fund's cash equivalent holdings increased from 12% to 15% of net assets.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the period modestly underweight versus its Reference Portfolio in equities (-1.2%). Within that allocation, the Fund was modestly underweight in the US (-1.9%), underweight in Europe (-6.3%) and overweight in Asia (+6.4%). The Fund was underweight in fixed income (-14.0%), as we believe investors are not being compensated for credit risk, and was overweight in cash equivalents (+15.2%).

  - On a sector basis, the Fund was overweight in telecommunication services (+1.6%), materials (+1.6%), health care (+0.7%) and energy (+0.6%), and was underweight in financials (-3.6%), consumer discretionary (-3.2%), consumer staples (-3.0%), information technology (-2.4%), utilities (-1.3%) and industrials (-0.6%).

  - As for currency exposure, the Fund was underweight in the euro (-8.8%) and the British pound (-4.1%), and was overweight in the Japanese yen (+7.5%), the US dollar (+4.4%), the Brazilian real (+1.5%) and several Asian currencies, including the Singapore dollar (+0.5%) and the Indian rupee (+0.4%).





The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

(LINE GRAPH)

                            BLACKROCK GLOBAL    BLACKROCK GLOBAL     BLACKROCK GLOBAL
                             ALLOCATION V.I.     ALLOCATION V.I.     ALLOCATION V.I.
                             FUND(2)-CLASS I    FUND(2)-CLASS II    FUND(2)-CLASS III    FTSE WORLD
                                SHARES(1)           SHARES(1)           SHARES(1)         INDEX(3)     REFERENCE PORTFOLIO(4)
                            ----------------    ----------------    -----------------    ----------    ----------------------
12/98                             10000               10000               10000             10000               10000
12/99                             12137               12119               12107             12600               11315
12/00                             10969               10937               10915             11204               10824
12/01                              9998                9953                9923              9396                9982
12/02                              9183                9128                9092              7604                9406
12/03                             12358               12311               12206             10183               11591
12/04                             14159               14084               13939             11818               12932
12/05                             15635               15530               15358             13156               13469
12/06                             18220               18070               17877             15980               15321
12/07                             21319               21109               20872             17789               16898
12/08                             17165               16979               16766             10512               13201




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class II shares and Class III shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II shares and Class III shares, respectively, are based on the performance of the Fund's Class I shares. The returns for Class II and III shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III shares.

(2) The Fund invests primarily in a portfolio of equity and fixed-income securities of U.S. and foreign issuers.

(3) This unmanaged market capitalization-weighted Index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.

(4) The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-US) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-US).

     Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                      6-MONTH         ---------------------------------
                                                   TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------------
Class I Shares(1)                                      (17.90)%       (19.48)%      6.79%         5.55%

-------------------------------------------------------------------------------------------------------

Class II Shares(1)                                     (17.93)        (19.57)       6.64          5.44(6)
-------------------------------------------------------------------------------------------------------

Class III Shares(1)                                    (17.98)        (19.67)       6.56          5.30(6)
-------------------------------------------------------------------------------------------------------

FTSE World Index                                       (34.18)        (40.91)       0.64          0.50
-------------------------------------------------------------------------------------------------------

Reference Portfolio                                    (17.78)        (21.88)       2.64          2.82
-------------------------------------------------------------------------------------------------------

U.S. Stocks: S&P 500 Index(2)                          (28.48)        (37.00)      (2.19)        (1.38)
-------------------------------------------------------------------------------------------------------

Non-U.S. Stocks: FTSE World Index (Ex-U.S.)
  Equities(3)                                          (38.47)        (44.09)       3.17          2.46
-------------------------------------------------------------------------------------------------------

U.S. Bonds: ML Treasury Index GA05(4)                   11.11          13.28        5.66          5.92
-------------------------------------------------------------------------------------------------------

Non-U.S. Bonds: Citigroup World Government
  Bond Index (Ex-U.S.)(5)                                4.17          10.11        5.97          5.59
-------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange ("NYSE") issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

(3) This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.

(4) This unmanaged Index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

(5) This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

(6) The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based on the performance of the Fund's Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                       PERCENT OF FUND'S   REFERENCE PORTFOLIO(3)
PORTFOLIO COMPOSITION                                      NET ASSETS            PERCENTAGES
-------------------------------------------------------------------------------------------------
U.S. Equities                                                  34%(1)                36%

-------------------------------------------------------------------------------------------------

European Equities                                               7(1)                 13
-------------------------------------------------------------------------------------------------

Pacific Basin Equities                                         14(1)                  8
-------------------------------------------------------------------------------------------------

Other Equities                                                  4                     3
-------------------------------------------------------------------------------------------------

TOTAL EQUITIES                                                 59                    60
-------------------------------------------------------------------------------------------------

U.S. Dollar-Denominated Fixed Income Securities                15                    24
-------------------------------------------------------------------------------------------------

  U.S. Issuer                                                  11                    --
-------------------------------------------------------------------------------------------------

  Non-U.S. Issuer                                               4                    --
-------------------------------------------------------------------------------------------------

Non-U.S. Dollar-Denominated Fixed Income Securities            11                    16
-------------------------------------------------------------------------------------------------

TOTAL FIXED INCOME SECURITIES                                  26                    40
-------------------------------------------------------------------------------------------------

CASH & CASH EQUIVALENTS                                        15(2)                 --
-------------------------------------------------------------------------------------------------


(1)  Includes value of financial futures contracts.

(2) Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

(3) The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                              HYPOTHETICAL(2)
                  ------------------------------------------------------  ------------------------------------------------------
                    BEGINNING          ENDING                               BEGINNING          ENDING
                  ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID     ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID
                   JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)   JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------------
Class I.........      $1,000          $821.00               $3.62             $1,000         $1,021.13              $4.01

--------------------------------------------------------------------------------------------------------------------------------

Class II........      $1,000          $820.70               $4.30             $1,000         $1,020.37              $4.77
--------------------------------------------------------------------------------------------------------------------------------

Class III.......      $1,000          $820.20               $4.67             $1,000         $1,019.97              $5.18
--------------------------------------------------------------------------------------------------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.79% for Class I, 0.94% for Class II and 1.02% for Class III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Derivative Instruments

--------------------------------------------------------------------------------

The Fund may invest in various derivative instruments, including swap agreements, swaptions, futures and forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund's ability to successfully use a derivative instrument depends on the Advisor's ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund's investments in these instruments are discussed in detail in the Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                      SHARES       VALUE
---------------------------------------------------------
AUSTRALIA--0.3%
BHP Billiton Ltd.........         139,700  $    2,967,811
Macquarie Airports
  Group..................         219,700         369,822
Newcrest Mining Ltd......          54,550       1,298,446
Transurban Group.........         211,896         801,527
Woodside Petroleum Ltd...          84,800       2,194,395

---------------------------------------------------------

TOTAL COMMON STOCKS IN AUSTRALIA                7,632,001
---------------------------------------------------------


AUSTRIA--0.0%
Telekom Austria AG.......          58,000         843,907
---------------------------------------------------------

TOTAL COMMON STOCKS IN AUSTRIA                    843,907
---------------------------------------------------------


BRAZIL--1.2%
All America Latina
  Logistica SA...........         168,200         721,269
Banco Bradesco SA........         107,293       1,039,343
Cia Brasileira de
  Distribuicao Grupo Pao
  de Acucar (Preference
  Shares)................         104,041       1,383,049
Cia Energetica de Minas
  Gerais(a)..............          39,430         541,768
Companhia Vale do Rio
  Doce (Preference 'A'
  Shares)(a).............          88,600         943,590
Cosan SA Industria e
  Comercio(b)............          27,000         130,137
Cyrela Brazil Realty SA..          46,200         182,264
Gafisa SA................         103,500         465,572
Obrascon Huarte Lain
  Brasil SA..............          74,200         399,955
Petroleo Brasileiro
  (Preference
  Shares)(a).............         735,300      15,007,473
Petroleo Brasileiro
  SA(a)..................         124,940       3,059,781
SLC Agricola SA..........         258,400       1,551,286
Vivo Participacoes
  SA(a)..................         166,500       2,087,910
---------------------------------------------------------

TOTAL COMMON STOCKS IN BRAZIL                  27,513,397
---------------------------------------------------------


CANADA--1.6%
Alamos Gold, Inc.(b).....         225,200       1,596,193
BCE, Inc.................             900          18,441
Barrick Gold Corp........          67,086       2,466,752
Canadian Natural
  Resources Ltd..........          48,000       1,919,040
Canadian Pacific Railway
  Ltd....................         125,500       4,192,150
Eldorado Gold Corp.(b)...         269,800       2,109,008
EnCana Corp..............             600          27,888
Goldcorp, Inc............         150,000       4,729,500
Golden Star Resources
  Ltd.(b)................         133,100         133,693
IAMGOLD Corp.............         207,800       1,269,658
Imperial Oil Ltd.........             900          30,348
Kinross Gold Corp........         699,724      12,779,788
New Gold, Inc.(b)........          16,000          22,940
Nexen, Inc...............           3,300          58,014
Nortel Networks
  Corp.(b)...............          42,481          11,045
Petro-Canada.............          19,000         411,440
Rogers Communications,
  Inc. Class B...........          78,400       2,348,009
Sino-Forest Corp.(b).....          92,900         742,748
Sun Life Financial,
  Inc....................             600          13,884
TELUS Corp...............          29,600         891,237
Talisman Energy, Inc.....          16,700         165,127
Vittera, Inc.(b).........          90,100         693,358
Yamaha Gold, Inc.........         269,500       2,063,001
---------------------------------------------------------

TOTAL COMMON STOCKS IN CANADA                  38,693,262
---------------------------------------------------------


CHILE--0.1%
Banco Santander Chile
  SA(a)..................          12,900         451,887
SACI Falabella...........         307,200         804,674
---------------------------------------------------------

TOTAL COMMON STOCKS IN CHILE                    1,256,561
---------------------------------------------------------


CHINA--1.1%
Beijing Enterprises
  Holdings Ltd...........       1,960,351       8,026,944
Chaoda Modern Agriculture
  Holdings Ltd...........       4,833,218       3,105,875
China Communications
  Services Corp. Ltd.....          20,300          12,830
China Life Insurance Co.
  Ltd.(a)................          24,033       1,115,131
China Mobile Ltd.........         324,300       3,290,385
China Shenhua Energy Co.
  Ltd. Class H...........       1,269,500       2,721,629
China South Locomotive
  and Rolling Corp.(b)...         854,100         463,957
Denway Motors Ltd........       1,884,000         590,953
Guangshen Railway Co.
  Ltd....................       3,136,900       1,172,556
Huaneng Power
  International, Inc.....         158,200         115,277
Jiangsu Express..........         179,400         133,114
Ping An Insurance Group
  Co. of China Ltd.......          93,800         460,963
Shanghai Electric Group
  Corp...................       1,540,100         630,951
Shanghai Industrial
  Holdings Ltd...........         113,900         262,522
Tianjin Development
  Holdings Ltd...........       6,629,900       2,231,604
Tianjin Port Development
  Holdings Ltd...........       2,313,900         550,575
Xiamen International Port
  Co. Ltd................       3,052,900         353,186
---------------------------------------------------------

TOTAL COMMON STOCKS IN CHINA                   25,238,452
---------------------------------------------------------


EGYPT--0.1%
Telecom Egypt............         933,994       2,716,309
---------------------------------------------------------

TOTAL COMMON STOCKS IN EGYPT                    2,716,309
---------------------------------------------------------


FINLAND--0.3%
Fortum Oyj...............          65,018       1,413,186
Nokia Oyj................          69,774       1,094,919
Nokia Oyj(a).............         204,400       3,188,640
UPM-Kymmene Oyj..........          21,657         277,615
---------------------------------------------------------

TOTAL COMMON STOCKS IN FINLAND                  5,974,360
---------------------------------------------------------


FRANCE--1.2%
AXA SA...................          96,932       2,175,696
Bouygues.................          44,080       1,870,025
Cie Generale d'Optique
  Essilor International
  SA.....................         100,000       4,697,495
France Telecom SA........         189,600       5,284,658
GDF Suez.................          53,522       2,656,674
Inforgrames Entertainment
  SA(b)..................           4,512          25,736
Peugeot SA...............          50,548         864,202
Sanofi-Aventis...........          31,644       2,024,049
Sanofi-Aventis(a)........           1,400          45,024
Societe Generale SA......          31,451       1,595,601
Total SA.................         110,024       6,049,023
Vivendi SA...............          65,500       2,134,907
---------------------------------------------------------

TOTAL COMMON STOCKS IN FRANCE                  29,423,090
---------------------------------------------------------


GERMANY--0.4%
Allianz AG Registered
  Shares.................           8,147         866,846
Bayer AG.................          34,495       2,009,969
Bayer AG(a)..............             600          35,640
Bayerische Motoren Werke
  AG.....................           4,600         141,244
Deutsche Post AG.........          98,522       1,666,365
Deutsche Telekom AG......          71,220       1,076,796
E.ON AG..................          63,266       2,484,276
GEA Group AG.............          81,228       1,410,540
Metro AG.................           9,512         378,278
---------------------------------------------------------

TOTAL COMMON STOCKS IN GERMANY                 10,069,954
---------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                      SHARES       VALUE
---------------------------------------------------------

HONG KONG--0.4%
Cheung Kong Holdings
  Ltd....................         200,000  $    1,907,926
Cheung Kong
  Infrastructure Holdings
  Ltd....................         341,500       1,289,628
Hutchison Whampoa Ltd....         365,490       1,845,073
The Link REIT............       1,628,400       2,708,857
Sun Hung Kai Properties
  Ltd....................         125,200       1,053,500
Wharf Holdings Ltd.......         485,537       1,344,043
---------------------------------------------------------

TOTAL COMMON STOCKS IN HONG KONG               10,149,027
---------------------------------------------------------


INDIA--0.4%
Bharat Heavy Electricals
  Ltd....................          93,500       2,629,247
Container Corp. of
  India..................          85,900       1,094,195
Housing Development
  Finance Corp...........          31,000         948,658
Larsen & Toubro Ltd......          61,800         988,054
Reliance Industries
  Ltd....................         117,100       2,982,002
State Bank of India
  Ltd....................          42,950       1,140,562
---------------------------------------------------------

TOTAL COMMON STOCKS IN INDIA                    9,782,718
---------------------------------------------------------


INDONESIA--0.0%
Bumi Resources Tbk PT....       2,710,536         228,647
---------------------------------------------------------

TOTAL COMMON STOCKS IN INDONESIA                  228,647
---------------------------------------------------------


ISRAEL--0.0%
AFI Development Plc(a)...         212,100         129,381
Ectel Ltd.(a)(b).........          12,832           7,186
Teva Pharmaceutical
  Industries Ltd.(a).....          13,481         573,886
---------------------------------------------------------

TOTAL COMMON STOCKS IN ISRAEL                     710,453
---------------------------------------------------------


ITALY--0.2%
Eni SpA..................         139,600       3,359,284
Finmeccanica SpA.........          84,694       1,311,817
---------------------------------------------------------

TOTAL COMMON STOCKS IN ITALY                    4,671,101
---------------------------------------------------------


JAPAN--8.2%
Aioi Insurance Co.,
  Ltd....................       1,133,000       5,926,932
Asahi Glass Co., Ltd.....         279,300       1,592,096
Astellas Pharma, Inc.....         197,900       8,100,503
The Bank of Yokohama
  Ltd....................              47             277
Canon, Inc...............         155,850       4,938,041
Coca-Cola Central Japan
  Co., Ltd...............              85         608,549
Coca-Cola West Holdings
  Co., Ltd...............         146,795       3,173,877
Daikin Industries Ltd....          46,100       1,212,361
Daiwa House Industry Co.,
  Ltd....................         205,700       2,016,805
East Japan Railway Co....             821       6,240,143
Fanuc Ltd................           2,900         207,848
Futaba Industrial Co.,
  Ltd....................         204,000         808,760
Hitachi Chemical Co.,
  Ltd....................         128,200       1,331,768
Hokkaido Coca-Cola
  Bottling Co., Ltd......          39,000         209,309
Honda Motor Co., Ltd.....          34,400         732,675
Hoya Corp................         129,700       2,265,364
JGC Corp.................         170,000       2,544,211
KDDI Corp................           1,070       7,640,119
Kinden Corp..............         120,000       1,085,364
Kirin Holdings Co.,
  Ltd....................         275,000       3,656,230
Kubota Corp..............         677,100       4,902,472
Kyowa Hakko Kirin Co.
  Ltd....................          47,000         493,410
Marco Polo Investment
  Holdings Ltd.(b).......             263               0
Mikuni Coca-Cola Bottling
  Co., Ltd...............         119,900       1,159,017
Mitsubishi Corp..........         603,200       8,543,762
Mitsubishi Rayon Co.,
  Ltd....................         699,000       2,117,178
Mitsubishi Tanabe Pharma
  Corp...................          65,000         981,097
Mitsui & Co., Ltd........         627,300       6,448,875
Mitsui Sumitomo Insurance
  Group Holdings, Inc....         282,100       8,971,111
Murata Manufacturing Co.,
  Ltd....................          32,100       1,258,687
NCB Holdings Ltd.(b).....           2,150               0
NGK Insulators Ltd.......          85,000         963,197
NTT DoCoMo, Inc..........           6,362      12,522,426
NTT Urban Development
  Co.....................           1,030       1,115,460
Nintendo Co., Ltd........           7,200       2,751,492
Nippon Sheet Glass Co.,
  Ltd....................          16,100          53,303
Nippon Telegraph &
  Telephone Corp.........             760       3,923,662
Nipponkoa Insurance Co.,
  Ltd....................         571,000       4,442,268
Okumura Corp.............         547,500       2,770,063
Panasonic Corp...........         180,400       2,217,518
RHJ
  Internationa-
  l(a)(b)(h).............          40,600         196,397
RHJ International(b).....         215,900       1,044,372
Rinnai Corp..............          15,800         619,854
Sekisui House Ltd........         465,000       4,102,440
Seven & I Holdings Co.,
  Ltd....................         232,900       8,005,144
Shimachu Co., Ltd........          20,700         465,651
Shin-Etsu Chemical Co.,
  Ltd....................         130,700       6,032,010
Sony Corp.(a)............           1,700          37,179
Sumitomo Chemical Co.,
  Ltd....................       2,292,400       7,858,453
Sumitomo Mitsui Financial
  Group, Inc.............             825       3,421,953
Suzuki Motor Corp........         280,300       3,917,628
Tadano Ltd...............          53,500         284,896
Takeda Pharmaceutical
  Co., Ltd...............         267,400      13,937,506
Toda Corp................         384,100       1,404,067
Toho Co., Ltd............         133,300       2,868,417
Tokio Marine Holdings,
  Inc....................         371,000      10,992,519
Tokyo Gas Co., Ltd.......       1,158,000       5,869,759
Toyota Industries Corp...         142,000       3,058,831
Ube Industries Ltd.......         720,100       2,022,865
West Japan Railway Co....             450       2,050,394
---------------------------------------------------------

TOTAL COMMON STOCKS IN JAPAN                  198,116,565
---------------------------------------------------------


KAZAKHSTAN--0.2%
KazMunaiGas Exploration
  Production(a)..........         295,900       3,728,340
---------------------------------------------------------

TOTAL COMMON STOCKS IN KAZAKHSTAN               3,728,340
---------------------------------------------------------


LUXEMBOURG--0.0%
ArcelorMittal............          48,643       1,172,529
---------------------------------------------------------

TOTAL COMMON STOCKS IN LUXEMBOURG               1,172,529
---------------------------------------------------------


MALAYSIA--0.2%
British American Tobacco
  Malaysia Bhd...........          69,800         898,622
IOI Corp. Bhd............       1,349,818       1,399,783
PLUS Expressways Bhd.....         228,300         196,975
Resorts World Bhd........         263,175         172,641
TM International Bhd(b)..         195,400         205,368
Telekom Malaysia Bhd.....         308,000         275,041
Tenaga Nasional Bhd......         834,203       1,512,968
---------------------------------------------------------

TOTAL COMMON STOCKS IN MALAYSIA                 4,661,398
---------------------------------------------------------


MEXICO--0.1%
America Movil, SA de
  CV(a)..................          63,200       1,958,568
Fomento Economico
  Mexicano, SA de CV(a)..          31,200         940,056
---------------------------------------------------------

TOTAL COMMON STOCKS IN MEXICO                   2,898,624
---------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                      SHARES       VALUE
---------------------------------------------------------

NETHERLANDS--0.1%
ING Groep NV CVA.........          96,175  $    1,058,495
Koninklijke KPN NV.......          33,500         487,037
Unilever NV(a)...........          12,200         299,510
---------------------------------------------------------

TOTAL COMMON STOCKS IN THE NETHERLANDS          1,845,042
---------------------------------------------------------


NORWAY--0.1%
Norsk Hydro ASA..........          19,500          79,451
Statoilhydro ASA.........          89,700       1,500,214
Telenor ASA..............          20,800         140,325
---------------------------------------------------------

TOTAL COMMON STOCKS IN NORWAY                   1,719,990
---------------------------------------------------------


PHILIPPINES--0.0%
Energy Development
  Corp...................         384,000          16,006
First Gen Corp.(b).......          27,000           5,750
---------------------------------------------------------

TOTAL COMMON STOCKS IN THE PHILIPPINES             21,756
---------------------------------------------------------


RUSSIA--0.4%
Kuzbassrazrezugol(b).....       3,353,475         285,045
MMC Norilsk Nickel(a)....         111,717         710,520
Novorossiysk Commercial
  Sea Port(a)............         369,500       2,494,125
OAO Gazprom(a)...........         353,000       5,030,250
Polyus Gold Co. ZAO(a)...          66,200         789,104
Sberbank.................       1,394,200       1,031,708
Surgutneftegaz(a)........          39,100         199,410
Uralkali(a)(b)...........           7,100          63,261
---------------------------------------------------------

TOTAL COMMON STOCKS IN RUSSIA                  10,603,423
---------------------------------------------------------


SINGAPORE--0.5%
CapitaLand Ltd...........         291,700         636,469
Fraser and Neave Ltd.....         813,200       1,681,364
Keppel Corp. Ltd.........         862,700       2,619,237
MobileOne Ltd............         790,130         815,773
Noble Group Ltd..........         246,560         176,602
Oversea-Chinese Banking
  Corp...................         370,800       1,289,303
Parkway Holdings Ltd.....       1,249,400       1,082,783
Parkway Life Real Estate
  Investment Trust.......          31,300          16,582
Sembcorp Marine Ltd......         436,300         514,234
Singapore Press Holdings
  Ltd....................         412,000         893,348
Singapore
  Telecommunications
  Ltd....................       1,968,430       3,507,850
---------------------------------------------------------

TOTAL COMMON STOCKS IN SINGAPORE               13,233,545
---------------------------------------------------------


SOUTH AFRICA--0.1%
Anglo Platinum Ltd.......           7,000         395,293
Gold Fields Ltd.(a)......          36,400         361,452
Impala Platinum Holdings
  Ltd....................          27,500         405,274
Katanga Mining Ltd.(b)...         204,500          66,262
Mondi Ltd................           6,051          22,124
Sasol Ltd................           7,300         222,006
---------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH AFRICA             1,472,411
---------------------------------------------------------


SOUTH KOREA--0.7%
Cheil Industries,
  Inc.(b)................          19,653         638,626
Dongbu Insurance Co.,
  Ltd....................          22,000         261,554
KT Corp.(a)..............         190,200       2,790,234
KT&G Corp.(b)............          46,400       2,934,966
Korean Reinsurance Co....          86,204         750,416
LS Corp.(b)..............          18,600       1,154,476
Meritz Fire & Marine
  Insurance Co. Ltd......         105,422         312,030
Paradise Co. Ltd.........         123,018         264,007
POSCO....................           4,087       1,241,106
POSCO(a).................          20,900       1,572,725
SK Telecom Co., Ltd......           5,000         831,085
Samsung Electronics Co.,
  Ltd....................           5,900       2,151,083
Samsung Fine Chemicals
  Co., Ltd.(b)...........          30,000         935,349
---------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH KOREA             15,837,657
---------------------------------------------------------


SPAIN--0.3%
Banco Santander SA.......         130,527       1,260,981
Cintra Concesiones de
  Infraestructuras de
  Transporte SA..........          26,046         197,648
Iberdrola Renovables(b)..          59,700         260,271
Telefonica SA............         194,527       4,390,798
---------------------------------------------------------

TOTAL COMMON STOCKS IN SPAIN                    6,109,698
---------------------------------------------------------


SWITZERLAND--0.8%
Credit Suisse Group AG...          51,006       1,429,421
Nestle SA Registered
  Shares.................         177,080       7,012,039
Novartis AG Registered
  Shares.................          47,168       2,362,242
Roche Holding AG.........          19,895       3,080,087
Transocean Ltd.(b).......          29,725       1,404,506
Zurich Financial Services
  AG.....................          18,214       3,979,413
---------------------------------------------------------

TOTAL COMMON STOCKS IN SWITZERLAND             19,267,708
---------------------------------------------------------


TAIWAN--0.5%
Cathay Financial Holding
  Co., Ltd...............         582,111         655,842
Chinatrust Financial
  Holding Co.............         714,031         305,600
Chunghwa Telecom Co.,
  Ltd....................         895,568       1,442,584
Chunghwa Telecom Co.,
  Ltd.(a)................         228,728       3,568,157
Delta Electronics, Inc...         823,433       1,602,728
Fubon Financial Holding
  Co. Ltd................         422,500         310,070
HON HAI Precision
  Industry Co., Ltd......         342,250         674,835
Taiwan Cement Corp.......       1,592,218       1,315,848
Taiwan Semiconductor
  Manufacturing Co.,
  Ltd....................       1,254,887       1,712,268
Taiwan Semiconductor
  Manufacturing Co.,
  Ltd.(a)................          93,697         740,206
---------------------------------------------------------

TOTAL COMMON STOCKS IN TAIWAN                  12,328,138
---------------------------------------------------------


THAILAND--0.1%
Airports of Thailand
  Pcl....................         340,400         177,149
Bangkok Expressway Pcl
  Foreign Shares.........         298,300         148,378
Hana Microelectronics
  Pcl....................         584,400         168,028
PTT Public Company
  THB10..................         330,200       1,661,443
Siam Commercial Bank
  Pcl....................         684,700         964,643
---------------------------------------------------------

TOTAL COMMON STOCKS IN THAILAND                 3,119,641
---------------------------------------------------------


UNITED KINGDOM--1.9%

Anglo American Plc.......          79,371       1,852,292
AstraZeneca Group
  Plc(a).................           2,400          98,472
BAE Systems Plc..........         471,576       2,566,383
BP Plc...................         561,591       4,335,167
BP Plc(a)................         144,400       6,749,256
British American Tobacco
  Plc....................         133,134       3,473,049
Cadbury Plc(a)...........          23,424         835,534
Diageo Plc(a)............          55,800       3,166,092
GlaxoSmithKline Plc......         165,530       3,078,486
Guinness Peat Group Plc..       2,470,104       1,448,128
HSBC Holdings Plc........          86,537         846,955
Mondi Plc................          15,127          49,050
Premier Foods Plc........          42,000          18,361
Royal Dutch Shell
  Plc(a).................          12,400         656,456
Royal Dutch Shell Plc
  Class B................         125,646       3,184,931


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                      SHARES       VALUE
---------------------------------------------------------
UNITED KINGDOM (CONCLUDED)
Unilever Plc.............         132,166  $    3,035,827
Unilever Plc(a)..........          34,300         789,586
Vodafone Group Plc.......       3,091,963       6,331,269
Vodafone Group Plc(a)....         112,080       2,290,915
WPP Plc..................         136,479         798,039
---------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED KINGDOM      45,604,248
---------------------------------------------------------


UNITED STATES--27.1%

3Com Corp.(b)............         869,600       1,982,688
3M Co....................          79,300       4,562,922
ACE Ltd..................         163,100       8,631,252
The AES Corp.(b).........          54,100         445,784
AGCO Corp.(b)............           1,400          33,026
AT&T Inc.................         798,972      22,770,702
Abbott Laboratories......         143,600       7,663,932
AboveNet, Inc.(b)........           1,255          36,395
Accenture Ltd. Class A...           1,400          45,906
Aetna, Inc...............         181,300       5,167,050
Affiliated Computer
  Services, Inc. Class
  A(b)...................           2,100          96,495
Alliance Data Systems
  Corp.(b)...............           2,300         107,019
Alliance Resource
  Partners LP............          39,300       1,056,384
The Allstate Corp........          64,500       2,113,020
Altria Group, Inc........         196,400       2,957,784
American Commercial
  Lines, Inc.(b).........         164,700         807,030
AmerisourceBergen Corp...          44,600       1,590,436
Amgen, Inc.(b)...........           3,000         173,250
Anadarko Petroleum
  Corp...................          69,600       2,683,080
Apache Corp..............          50,400       3,756,312
Apple, Inc.(b)...........          38,800       3,311,580
Applied Materials, Inc...          64,100         649,333
Arch Capital Group
  Ltd.(b)................          25,800       1,808,580
Archer-Daniels-Midland
  Co.....................           4,100         118,203
Ascent Media Corp. Class
  A(b)...................             179           3,909
Assurant, Inc............          56,486       1,694,580
Autodesk, Inc.(b)........           7,100         139,515
Autoliv, Inc.............           2,000          42,920
Avnet, Inc.(b)...........           3,900          71,019
Avon Products, Inc.......          29,700         713,691
Axis Capital Holdings
  Ltd....................           1,300          37,856
BMC Software, Inc.(b)....           1,300          34,983
Bank of America Corp.....         143,900       2,026,112
The Bank of New York
  Mellon Corp............         291,237       8,250,744
Baxter International,
  Inc....................          17,600         943,184
Big Lots, Inc.(b)........           2,100          30,429
Boeing Co................         172,700       7,369,109
Boston Scientific
  Corp.(b)...............          64,200         496,908
Bristol-Myers Squibb
  Co.....................       1,158,200      26,928,150
Broadcom Corp. Class
  A(b)...................          49,200         834,924
Bunge Ltd................          10,273         586,399
Burlington Northern Santa
  Fe Corp................         196,900      14,907,299
CA, Inc..................         299,152       5,543,287
CF Industries Holdings,
  Inc....................           1,000          49,160
CMS Energy Corp..........          57,400         580,314
CNA Financial Corp.......           1,200          19,728
CNX Gas Corp.(b).........          33,600         917,280
CVS Caremark Corp........          68,635       1,972,570
Calpine Corp.(b).........           2,445          17,800
Cardinal Health, Inc.....           3,000         103,410
Celanese Corp. Series A..           2,000          24,860
CenturyTel, Inc..........           1,100          30,063
Check Point Software
  Technologies Ltd.(b)...           2,700          51,273
Chevron Corp.............         283,113      20,941,795
Chubb Corp...............          78,600       4,008,600
Cigna Corp...............         219,100       3,691,835
Cimarex Energy Co........           1,900          50,882
Circuit City Stores,
  Inc....................          25,800           3,354
Cisco Systems, Inc.(b)...         403,800       6,581,940
The Coca-Cola Co.........          45,700       2,068,839
Comcast Corp. Class A....         583,018       9,841,344
Complete Production
  Services, Inc.(b)......         120,500         982,075
Computer Sciences
  Corp.(b)...............           1,200          42,168
Comverse Technology,
  Inc.(b)................         205,000       1,283,300
ConAgra Foods, Inc.......          37,400         617,100
ConocoPhillips...........         211,500      10,955,700
Consol Energy, Inc.......         225,700       6,450,506
Constellation Brands,
  Inc. Class A(b)........          33,700         531,449
Corning, Inc.............         522,500       5,265,325
Covidien Ltd.............          25,378         919,699
Crown Holdings, Inc.(b)..          50,300         965,760
Cummins, Inc.............           1,200          32,076
DISH Network Corp.(b)....          36,800         408,112
DaVita, Inc.(b)..........          23,400       1,159,938
Dell, Inc.(b)............           8,600          88,064
Devon Energy Corp........          77,800       5,112,238
Discover Financial
  Services, Inc..........             150           1,429
Discovery Communications,
  Inc. Class A(b)........           2,395          33,913
Discovery Communications,
  Inc. Class C(b)........           2,395          32,069
Dover Corp...............           2,600          85,592
The Dow Chemical Co......         158,000       2,384,220
Dr. Pepper Snapple Group,
  Inc.(b)................          31,968         519,480
Duke Energy Corp.........           3,800          57,038
Dynegy, Inc. Class A(b)..         175,006         350,012
E.I. du Pont de Nemours &
  Co.....................         109,700       2,775,410
EMC Corp.(b).............           3,600          37,692
ENSCO International,
  Inc....................          10,500         298,095
El Paso Corp.............         686,749       5,377,245
Eli Lilly & Co...........          60,800       2,448,416
Embarq Corp..............           8,420         302,783
Endo Pharmaceuticals
  Holdings, Inc.(b)......          15,600         403,728
Endurance Specialty
  Holdings Ltd...........          64,400       1,966,132
Entergy Corp.............          50,200       4,173,126
Everest Re Group Ltd.....          25,600       1,949,184
Exelon Corp..............          72,900       4,053,969
Expedia, Inc.(b).........           2,800          23,072
Express Scripts,
  Inc.(b)................           1,200          65,976
Extreme Networks,
  Inc.(b)................           6,137          14,361
Exxon Mobil Corp.........         400,450      31,967,923
FPL Group, Inc...........         120,100       6,044,633
FairPoint Communications,
  Inc....................           4,595          15,072
Family Dollar Stores,
  Inc....................           1,500          39,105
Fidelity National Title
  Group, Inc. Class A....         306,700       5,443,925
Forest Laboratories,
  Inc.(b)................          23,100         588,357
Foster Wheeler Ltd.(b)...          40,320         942,682
Foundation Coal Holdings,
  Inc....................         246,900       3,461,538
Frontline Ltd............           2,000          59,220
The Gap, Inc.............           6,800          91,052
General Communication,
  Inc. Class A(b)........          30,400         245,936
General Dynamics Corp....           7,000         403,130
General Electric Co......         518,020       8,391,924


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                      SHARES       VALUE
---------------------------------------------------------
UNITED STATES (CONTINUED)
Genuine Parts Co.........           1,300  $       49,218
Global Industries
  Ltd.(b)................         558,600       1,949,514
Goodrich Corp............           1,100          40,722
Google, Inc. Class A(b)..          20,800       6,399,120
H.J. Heinz Co............          31,100       1,169,360
Halliburton Co...........          91,060       1,655,471
Hanesbrands, Inc.(b).....           3,487          44,459
Hasbro, Inc..............           2,300          67,091
HealthSouth Corp.(b).....          40,540         444,318
Hess Corp................          39,400       2,113,416
Hewitt Associates, Inc.
  Class A(b).............           2,600          73,788
Hewlett-Packard Co.......         109,500       3,973,755
Hologic, Inc.(b).........         336,300       4,395,441
Honeywell International,
  Inc....................           1,100          36,113
Humana, Inc.(b)..........         154,600       5,763,488
IPC Holdings, Ltd........          41,460       1,239,668
Intel Corp...............         447,431       6,559,338
International Business
  Machines Corp..........          88,800       7,473,408
International Game
  Technology.............         130,100       1,546,889
International Paper Co...         327,800       3,868,040
JDS Uniphase Corp.(b)....          22,162          80,891
JPMorgan Chase & Co......         269,900       8,509,947
Johnson & Johnson........         347,000      20,761,010
KBR, Inc.................          68,031       1,034,071
Key Energy Services,
  Inc.(b)................          47,000         207,270
King Pharmaceuticals,
  Inc.(b)................          23,500         249,570
Kraft Foods, Inc.........         215,470       5,785,369
The Kroger Co............           2,000          52,820
L-3 Communications
  Holdings, Inc..........             900          66,402
LSI Corp.(b).............          22,431          73,798
Lexmark International,
  Inc. Class A(b)........          31,000         833,900
Liberty Media
  Corp.--Entertainment
  Class A(b).............              32             559
Liberty Media Holding
  Corp.--Capital(b)......               8              38
Liberty Media Holding
  Corp.--Interactive(b)..           3,184           9,934
Life Technologies
  Corp(b)................          11,666         271,934
Lockheed Martin Corp.....          37,800       3,178,224
Loews Corp...............           1,200          33,900
Lubrizol Corp............           1,100          40,029
Macquarie Infrastructure
  Co. LLC................          96,800         364,936
Manpower, Inc............             400          13,596
Marathon Oil Corp........         181,000       4,952,160
Marsh & McLennan Cos.,
  Inc....................          25,500         618,885
Mattel, Inc..............          54,800         876,800
McDermott International,
  Inc.(b)................          60,400         596,752
McDonald's Corp..........          51,600       3,209,004
McKesson Corp............          43,200       1,673,136
Medco Health Solutions,
  Inc.(b)................          40,500       1,697,355
Medtronic, Inc...........         163,000       5,121,460
Merck & Co., Inc.........         262,700       7,986,080
MetLife, Inc.............          64,501       2,248,505
Mettler Toledo
  International,
  Inc.(b)................           4,400         296,560
Microsoft Corp...........       1,003,600      19,509,984
Motorola, Inc............         471,700       2,089,631
Murphy Oil Corp..........          21,300         944,655
Mylan, Inc.(b)...........         169,866       1,679,975
NRG Energy, Inc.(b)......          44,600       1,040,518
Nabors Industries
  Ltd.(b)................          30,900         369,873
National Oilwell Varco,
  Inc.(b)................         108,827       2,659,732
NetApp, Inc.(b)..........           6,800          94,996
Newmont Mining Corp......         238,300       9,698,810
News Corp. Class A.......         227,100       2,064,339
Noble Energy, Inc........           1,100          54,142
Norfolk Southern Corp....          55,100       2,592,455
Northern Trust Corp......         107,000       5,578,980
Northrop Grumman Corp....             400          18,016
Novell, Inc.(b)..........          44,300         172,327
Novellus Systems,
  Inc.(b)................           2,100          25,914
Occidental Petroleum
  Corp...................          93,550       5,612,064
Oracle Corp.(b)..........          77,800       1,379,394
PPL Corp.................          60,700       1,862,883
Pall Corp................           9,100         258,713
Panera Bread Co. Class
  A(b)...................           8,600         449,264
Parker Hannifin Corp.....           1,100          46,794
PartnerRe Ltd............          26,700       1,902,909
Pepsi Bottling Group,
  Inc....................           1,900          42,769
PepsiAmericas, Inc.......          13,600         276,896
PerkinElmer, Inc.........          43,200         600,912
Perrigo Co...............          19,600         633,276
Pfizer, Inc..............         869,400      15,397,074
PharMerica Corp.(b)......           1,358          21,280
Philip Morris
  International, Inc.....         115,000       5,003,650
Plains Exploration &
  Production Co.(b)......           3,100          72,044
Platinum Underwriters
  Holdings Ltd...........          33,400       1,205,072
Polycom, Inc.(b).........         128,000       1,729,280
Praxair, Inc.............          11,900         706,384
Precision Castparts
  Corp...................          19,700       1,171,756
The Procter & Gamble
  Co.....................         248,000      15,331,360
The Progressive Corp.....         131,400       1,946,034
QUALCOMM, Inc............          96,000       3,439,680
Quest Diagnostics, Inc...           3,100         160,921
Qwest Communications
  International Inc......         841,500       3,063,060
Ralcorp Holdings,
  Inc.(b)................           9,441         551,354
Raytheon Co..............           1,000          51,040
Reliance Steel & Aluminum
  Co.....................           1,500          29,910
RenaissanceRe Holdings
  Ltd....................          41,800       2,155,208
Reynolds American, Inc...           1,300          52,403
Ross Stores, Inc.........           3,800         112,974
RusHydro(b)..............     134,714,500       2,815,533
Ryder System, Inc........           1,500          58,170
SAIC, Inc.(b)............           6,600         128,568
SPX Corp.................             900          36,495
SUPERVALU, Inc...........          14,882         217,277
Safeway, Inc.............           5,200         123,604

SanDisk Corp.(b).........         108,600       1,042,560
Sara Lee Corp............         142,700       1,397,033
Schering-Plough
  Corp.(c)...............         259,300       4,415,879
Schlumberger Ltd.........          93,300       3,949,389
Seagate Technology.......           3,000          13,290
Smith International,
  Inc....................          16,900         386,841
Smurfit-Stone Container
  Corp.(b)...............          45,500          11,602
The Southern Co..........           4,100         151,700
Spirit Aerosystems
  Holdings, Inc. Class
  A(b)...................         251,000       2,552,670
Sprint Nextel Corp.(b)...         282,600         517,158
The St. Joe Co.(b).......          43,900       1,067,648
State Street Corp........         225,100       8,853,183
Stone Energy Corp.(b)....          15,475         170,535
Sun Microsystems,
  Inc.(b)................          86,250         329,475
Sunoco, Inc..............             900          39,114
Symantec Corp.(b)........           6,000          81,120
Synopsys, Inc.(b)........           2,400          44,448


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                      SHARES       VALUE
---------------------------------------------------------
UNITED STATES (CONCLUDED)
TJX Cos., Inc............           4,300  $       88,451
Tellabs, Inc.(b).........          23,100          95,172
Terra Industries, Inc....           2,300          38,341
Texas Instruments, Inc...          64,800       1,005,696
Textron, Inc.............          37,800         524,286
The Travelers Cos.,
  Inc....................         135,545       6,126,634
Thermo Fisher Scientific,
  Inc.(b)................          43,200       1,471,824
Time Warner, Inc.........         103,800       1,044,228
Tyco Electronics Ltd.....          25,378         411,377
Tyco International Ltd...          31,978         690,725
U.S. Bancorp.............          94,500       2,363,445
Unifi, Inc.(b)...........          84,600         238,572
Union Pacific Corp.......         178,200       8,517,960
UnitedHealth Group,
  Inc....................         248,350       6,606,110
United Technologies
  Corp...................          19,800       1,061,280
Valeant Pharmaceuticals
  International(b).......          31,500         721,350
Valero Energy Corp.......           1,100          23,804
Ventas, Inc..............          17,113         574,483
Verizon Communications,
  Inc....................         483,900      16,404,210
Viacom, Inc. Class B(b)..         167,579       3,194,056
Virgin Media, Inc........         158,997         793,395
WABCO Holdings, Inc......             200           3,158
Wal-Mart Stores, Inc.....          14,100         790,446
Waters Corp.(b)..........          43,600       1,597,940
Weatherford International
  Ltd.(b)................          66,600         720,612
WellPoint, Inc.(b).......         123,500       5,203,055
Wells Fargo & Co.........         186,700       5,503,916
Western Digital
  Corp.(b)...............           3,200          36,640
Windstream Corp..........          40,078         368,718
Wyeth....................         163,400       6,129,134
XL Capital Ltd. Class A..         471,045       1,742,866
Xerox Corp...............         490,500       3,909,285
Xilinx, Inc..............           5,900         105,138
---------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED STATES      654,116,993
---------------------------------------------------------

TOTAL COMMON STOCKS--48.6%                  1,170,760,945
---------------------------------------------------------

---------------------------------------------------------



EXCHANGE-TRADED FUNDS
---------------------------------------------------------
SOUTH KOREA--0.2%
iShares MSCI South Korea
  Index Fund.............         146,800       4,094,252
---------------------------------------------------------

TOTAL EXCHANGE-TRADED FUNDS IN SOUTH
KOREA                                           4,094,252
---------------------------------------------------------


UNITED STATES--2.5%
Consumer Staples Select
  Sector SPDR Fund.......         149,200       3,561,404
Health Care Select Sector
  SPDR Fund(c)...........         150,900       4,006,395
iShares Dow Jones U.S.
  Financial Sector Index
  Fund...................          25,300       1,149,632
iShares Dow Jones U.S.
  Technology Sector Index
  Fund...................          41,400       1,467,216
iShares Dow Jones U.S.
  Telecommunications
  Sector Index Fund......          64,600       1,069,130
iShares MSCI Brazil
  (Free) Index Fund......          83,400       2,910,660
iShares Silver Trust(b)..         394,200       4,434,750
KBW Bank ETF.............          57,200       1,252,108
SPDR(R) Gold
  Trust(b)(d)............         393,200      34,031,460
Telecom HOLDRs Trust.....          14,800         371,332

EXCHANGE-TRADED FUNDS              SHARES       VALUE
---------------------------------------------------------
Utilities Select Sector
  SPDR Fund..............         238,700  $    6,929,461
Vanguard
  Telecommunication
  Services ETF...........           2,000          89,780
---------------------------------------------------------

TOTAL EXCHANGE-TRADED FUNDS IN THE UNITED
STATES                                         61,273,328
---------------------------------------------------------

TOTAL EXCHANGE-TRADED FUNDS--2.7%              65,367,580
---------------------------------------------------------

---------------------------------------------------------



MUTUAL FUNDS
---------------------------------------------------------
VIETNAM--0.0%
Vietnam Enterprise
  Investments Ltd.--R
  Shares(b)..............         137,961         165,553
Vinaland Ltd.(b).........       1,483,200         711,936
---------------------------------------------------------

TOTAL MUTUAL FUNDS--0.0%                          877,489
---------------------------------------------------------

---------------------------------------------------------



PREFERRED SECURITIES
---------------------------------------------------------

                                      PAR
CAPITAL TRUSTS                      (000)
---------------------------------------------------------
UNITED STATES--0.1%
Citigroup Capital XXI,
  8.30%, 12/21/77(f).....  USD      1,160         894,635
---------------------------------------------------------

TOTAL CAPITAL TRUSTS--0.1%                        894,635
---------------------------------------------------------

---------------------------------------------------------


PREFERRED STOCKS                   SHARES
---------------------------------------------------------
JAPAN--0.2%
Mizuho Financial Group,
  Inc.
  Series 11X1, 2%(b)(g)..             645       4,535,990
---------------------------------------------------------

TOTAL PREFERRED STOCKS IN JAPAN                 4,535,990
---------------------------------------------------------


UNITED STATES--0.3%
Bunge Ltd., 4.875%(g)....           7,797         445,038
Citigroup, Inc. Series T,
  6.50%(g)...............          81,093       2,269,793
El Paso Corp.,
  4.99%(b)(g)............           3,953       2,608,980
El Paso Corp.,
  4.99%(b)(g)(h).........             510         336,600
Freeport-McMoRan Copper &
  Gold,
  Inc., 5.50%(g).........           3,923       2,412,645
MetLife, Inc. Series B,
  6.375%(g)..............          22,500         231,750
Mylan, Inc., 6.50%(g)....             515         339,400
XL Capital Ltd.,
  10.75%(g)..............          17,583         158,247
---------------------------------------------------------

TOTAL PREFERRED STOCKS IN THE UNITED
STATES                                          8,802,453
---------------------------------------------------------

TOTAL PREFERRED STOCKS--0.5%                   13,338,443
---------------------------------------------------------

TOTAL PREFERRED SECURITIES--0.6%               14,233,078
---------------------------------------------------------
---------------------------------------------------------

---------------------------------------------------------



WARRANTS(I)
---------------------------------------------------------
CANADA--0.0%
Kinross Gold Corp.
  (expires 9/03/13)......          37,568         182,286
New Gold, Inc. (expires
  4/03/12)...............          80,000           1,296
---------------------------------------------------------

TOTAL WARRANTS IN CANADA                          183,582
---------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


WARRANTS(I)                        SHARES       VALUE
---------------------------------------------------------

UNITED STATES--0.0%
AboveNet, Inc. (expires
  9/08/10)...............           1,026  $       10,260
Mandra Forestry Finance
  Ltd.
  (expires 5/15/13)......           1,250          75,000
---------------------------------------------------------

TOTAL WARRANTS IN THE UNITED STATES                85,260
---------------------------------------------------------

TOTAL WARRANTS--0.0%                              268,842
---------------------------------------------------------

---------------------------------------------------------



RIGHTS
---------------------------------------------------------
FRANCE--0.0%
Infogrames Entertainment
  SA(j)..................           4,512              63
---------------------------------------------------------

TOTAL RIGHTS--0.0%                                     63
---------------------------------------------------------

---------------------------------------------------------



FIXED INCOME SECURITIES
---------------------------------------------------------

                                      PAR
ASSET-BACKED SECURITIES             (000)
---------------------------------------------------------
UNITED STATES--0.0%
Latitude CLO Ltd.
  Series 2005-1I Class
  SUB,
  13%, 12/15/17(k).......  USD        300          24,000
---------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES--0.0%                24,000
---------------------------------------------------------


CORPORATE BONDS
---------------------------------------------------------
BRAZIL--0.0%
Cia Vale do Rio Doce,
  0%,(e)(k)(l)...........  BRL         10              --
Cosan Finance Ltd.,
  7%, 2/01/17(h).........  USD        285         188,100
---------------------------------------------------------

TOTAL CORPORATE BONDS IN BRAZIL                   188,100
---------------------------------------------------------


CANADA--0.2%
Rogers Wireless
  Communications, Inc.,
  7.625%, 12/15/11.......  CAD        325         272,271
Sino-Forest Corp.,
  5%, 8/01/13(g)(h)......  USD      5,692       4,041,320
---------------------------------------------------------

TOTAL CORPORATE BONDS IN CANADA                 4,313,591
---------------------------------------------------------


CHILE--0.1%
Empresa Electrica del
  Norte Grande SA, 7%,
  11/05/17(m)............           2,615       2,575,454
---------------------------------------------------------

TOTAL CORPORATE BONDS IN CHILE                  2,575,454
---------------------------------------------------------


CHINA--0.5%
Brilliance China Finance
  Ltd.,
  14.647%,
  6/07/11(g)(k)..........           2,648       2,700,960
Chaoda Modern Agriculture
  Holdings Ltc.:
  7.75%, 2/08/10.........  HKD        660         495,000
  11.964%,
     5/08/11(g)(k).......           9,130       1,271,689
China Petroleum &
  Chemical Corp.,
  5.219%, 4/24/14(g)(k)..          26,450       3,278,480
GOME Electrical
  Appliances Holdings
  Ltd., 6.628%, 5/18/14
  (g)(k).................  CNY     26,600       1,481,460
Pine Agritech Ltd.,
  24.731%,
  7/27/12(g)(k)..........          35,900       2,630,808
---------------------------------------------------------

TOTAL CORPORATE BONDS IN CHINA                 11,858,397
---------------------------------------------------------


EUROPE--0.5%
European Investment Bank:
  13.173%,
     9/21/10(h)(k).......  BRL      6,160       2,079,132
  4.375%, 4/15/13........  EUR      7,000      10,202,923
  Series 1158/0100,
  3.625%, 10/15/11.......             652         925,068
---------------------------------------------------------

TOTAL CORPORATE BONDS IN EUROPE                13,207,123
---------------------------------------------------------


GERMANY--0.6%
Kreditanstalt fuer
  Wiederaufbau(g):
  3.25%, 6/27/13.........           7,900      11,278,969
  Series DPW, 0.50%,
     2/03/10.............           2,900       3,968,247
---------------------------------------------------------

TOTAL CORPORATE BONDS IN GERMANY               15,247,216
---------------------------------------------------------


HONG KONG--0.2%
FU JI Food and Catering
  Services Holdings Ltd.,
  19.014%,
  10/18/10(g)(k).........  CNY     13,100       1,171,186
Hongkong Land CB 2005
  Ltd.,
  2.75%, 12/21/12(g).....  USD        900         806,625
Hutchison Whampoa
  International 03/33
  Ltd.:
  5.45%, 11/24/10........             725         722,378
  6.25%, 1/24/14.........           1,310       1,266,681
Noble Group Ltd.,
  8.50%, 5/30/13(h)......           2,487       1,716,030
---------------------------------------------------------

TOTAL CORPORATE BONDS IN HONG KONG              5,682,900
---------------------------------------------------------


INDIA--0.7%
Gujarat NRE Coke Ltd.,
  13.712%,
  4/12/11(g)(k)..........             500         350,000
Housing Development
  Finance Corp.,
  1.674%, 9/27/10(g)(k)..           2,400       2,556,000
Punj Lloyd Ltd.,
  10.709%,
  4/08/11(g)(k)..........             600         510,000
Reliance Communications
  Ltd.(g)(k):
  13.512%, 5/10/11.......           4,150       3,340,750
  9.309%, 3/01/12........           8,600       5,792,513
Suzlon Energy Ltd.,
  20.023%,
  6/12/12(g)(k)..........           2,825       1,047,400
Tata Motors Ltd.(g):
  1%, 4/27/11............           2,675       1,658,500
  8.839%, 7/12/12(k).....             200          94,000
Tata Steel Ltd., 1%,
  9/05/12(g).............           2,200       1,924,958
---------------------------------------------------------

TOTAL CORPORATE BONDS IN INDIA                 17,274,121
---------------------------------------------------------


IRELAND--0.1%
EuroChem Finance,
  7.875%, 3/21/12........             684         335,988
TransCapital Invest Ltd.
  for OJSC AK Transneft:
  6.103%, 6/27/12(h).....             850         635,874
  5.67%, 3/05/14.........             600         378,000
  8.70%, 8/07/18(h)......           1,600       1,030,318
---------------------------------------------------------

TOTAL CORPORATE BONDS IN IRELAND                2,380,180
---------------------------------------------------------


JAPAN--0.2%
The Bank of Kyoto
  Ltd.(g):
  1.804%, 3/31/14(k).....  JPY     75,000         814,196
  Series 1, 1.90%,
     9/30/09.............          80,000       1,353,550
The Mie Bank Ltd.,
  1%, 10/31/11(g)........          17,000         179,095


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------

                                      PAR
CORPORATE BONDS                     (000)       VALUE
---------------------------------------------------------
JAPAN (CONCLUDED)
Nagoya Railroad Co. Ltd.,
  1.226%, 3/30/12(g)(k)..  JPY     14,000  $      148,907
Suzuki Motor Corp.
  Series 9, 3.886%,
  3/29/13(g)(k)..........         325,000       3,250,563
---------------------------------------------------------

TOTAL CORPORATE BONDS IN JAPAN                  5,746,311
---------------------------------------------------------


KAZAKHSTAN--0.1%
KazMunaiGaz Finance Sub
  BV,
  9.125%, 7/02/18(h).....  USD      4,200       2,730,000
---------------------------------------------------------

TOTAL CORPORATE BONDS IN KAZAKHSTAN             2,730,000
---------------------------------------------------------


LUXEMBOURG--0.3%
Acergy SA Series ACY,
  2.25%, 10/11/13(g).....             800         450,564
Evraz Group SA:
  8.875%, 4/24/13(h).....             550         280,500
  8.25%, 11/10/15........             300         147,000
  9.50%, 4/24/18(h)......           2,680       1,340,000
Gaz Capital SA,
  8.146%, 4/11/18(h).....             200         141,000
Gazprom International SA,
  7.201%, 2/01/20........             497         373,129
Novorossiysk Port Capital
  SA,
  7%, 5/17/12............             642         327,420
TNK-BP Finance SA:
  6.125%, 3/20/12(h).....             700         448,000
  7.50%, 7/18/16(h)......             500         260,000
  Series 2, 7.50%,
     7/18/16(h)..........             300         156,000
VIP Finance Ireland Ltd.
  for OJSC Vimpel
  Communications,
  9.125%, 4/30/18(h).....           4,145       2,238,300
---------------------------------------------------------

TOTAL CORPORATE BONDS IN LUXEMBOURG             6,161,913
---------------------------------------------------------


MALAYSIA--0.8%
Berjaya Land Bhd,
  8%, 8/15/11(g).........  MYR      5,080       1,522,429
Cherating Capital Ltd.,
  2%, 7/05/12(f)(g)......  USD      3,500       3,132,500
Feringghi Capital Ltd.,
  4.511%,
  12/22/09(g)(k).........             800         838,000
IOI Resources,
  8.227%, 1/15/13(g)(k)..           4,700       3,940,480
Johor Corp.,
  1%, 7/31/09(m).........  MYR      2,225         771,676
Rafflesia Capital Ltd.,
  1.25%, 10/04/11(f)(g)..  USD      5,500       5,153,236
YTL Power Finance Cayman
  Ltd.,
  2.312%, 5/09/10(g)(k)..           2,400       2,660,563
---------------------------------------------------------

TOTAL CORPORATE BONDS IN MALAYSIA              18,018,884
---------------------------------------------------------


NETHERLANDS--0.2%
ASM International NV(g):
  4.25%, 12/06/11........              70          45,835
  4.25%, 12/06/11(h).....             265         169,600
Heidelberg International
  Finance B.V.,
  0.875%, 2/09/12(g).....  EUR      1,800       2,084,967
Pargesa Netherlands NV,
  1.75%, 6/15/14(g)......  CHF      3,425       2,550,207
---------------------------------------------------------

TOTAL CORPORATE BONDS IN THE NETHERLANDS        4,850,609
---------------------------------------------------------


NORWAY--0.1%
Subsea 7, Inc.(g):
  2.80%, 6/06/11.........  USD      1,200         744,000
  6.258%, 6/29/17(k).....           2,000       1,496,212
---------------------------------------------------------

TOTAL CORPORATE BONDS IN NORWAY                 2,240,212
---------------------------------------------------------


PHILIPPINES--0.0%
First Gen Corp.,
  2.50%, 2/11/13(g)......  USD      2,000         500,000
---------------------------------------------------------

TOTAL CORPORATE BONDS IN THE PHILIPPINES          500,000
---------------------------------------------------------


RUSSIA--0.0%
Raspadskaya Securities
  Ltd. for OJSC
  Raspadskaya,
  7.50%, 5/22/12.........             160          86,712
---------------------------------------------------------

TOTAL CORPORATE BONDS IN RUSSIA                    86,712
---------------------------------------------------------


SINGAPORE--0.7%
CapitaLand Ltd.(g):
  2.10%, 11/15/16........  SGD      6,500       3,137,266
  3.125%, 3/05/18........           9,750       4,474,883
  2.95%, 6/20/22.........          13,750       4,546,543
Keppel Land Ltd.,
  2.50%, 6/23/13(g)......           2,400       1,246,161
Somerset Global,
  0%, 1/12/09(g)(k)......             250         171,352
Wilmar International
  Ltd.,
  13.807%,
  12/18/12(g)(k).........  USD      4,200       3,680,460
---------------------------------------------------------

TOTAL CORPORATE BONDS IN SINGAPORE             17,256,665
---------------------------------------------------------


SOUTH KOREA--0.4%
Korea Electric Power
  Corp.,
  1.748%,
  11/23/11(g)(k).........  JPY    270,000       2,870,518
LG Telecom Ltd.:
  8.25%, 7/15/09.........  USD         50          49,950
  8.25%, 7/15/09(h)......             900         894,986
Zeus Cayman,
  4.34%, 8/19/13(g)(k)...  JPY    675,000       6,627,137
---------------------------------------------------------

TOTAL CORPORATE BONDS IN SOUTH KOREA           10,442,591
---------------------------------------------------------


SWEDEN--0.0%
Svensk Exportkredit AB,
  10.50%, 9/29/15(f).....  TRY      1,397         753,333
---------------------------------------------------------

TOTAL CORPORATE BONDS IN SWEDEN                   753,333
---------------------------------------------------------


TAIWAN--0.0%
Shin Kong Financial
  Holding Co. Ltd.,
  0%, 6/17/09(g)(k)......  USD         40          36,931
---------------------------------------------------------

TOTAL CORPORATE BONDS IN TAIWAN                    36,931
---------------------------------------------------------


UNITED ARAB EMIRATES--0.4%
Dana Gas Sukuk Ltd.,
  7.50%, 10/31/12(g).....          13,380       5,151,032
Nakheel Development Ltd.:
  3.173%, 12/14/09.......           2,280       1,926,600
  2.75%, 1/16/11.........           4,071       2,096,565
---------------------------------------------------------

TOTAL CORPORATE BONDS IN THE UNITED ARAB
EMIRATES                                        9,174,197
---------------------------------------------------------


UNITED KINGDOM--0.2%
Shire Plc,
  2.75%, 5/09/14(g)......           4,875       3,903,793
---------------------------------------------------------

TOTAL CORPORATE BONDS IN THE UNITED
KINGDOM                                         3,903,793
---------------------------------------------------------


UNITED STATES--2.8%
The AES Corp.,
  8.375%, 3/01/11........  GBP        213         275,617
Addax Petroleum Corp.,
  3.75%, 5/31/12(g)......  USD      2,800       1,757,000
Advanced Micro Devices,
  Inc.,
  6%, 5/01/15(g).........           3,530       1,006,050
Archer-Daniels-Midland
  Co.,
  0.875%, 2/15/14(g).....           4,500       4,387,500


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------

                                      PAR
CORPORATE BONDS                     (000)       VALUE
---------------------------------------------------------
UNITED STATES (CONTINUED)
Calpine Generating Co.
  LLC(b)(n):
  9.07%, 4/01/09(l)......  USD      1,220  $            0
  11.07%, 4/01/10........             650           9,750
Cell Genesys, Inc.,
  3.125%, 11/01/11(g)....             150          56,812
China Milk Products Group
  Ltd.,
  13.301%,
  1/05/12(g)(k)..........           1,800       1,487,326
Crown Cork & Seal Co.,
  Inc.,
  7.50%, 12/15/96........             375         240,000
General Cable Corp.,
  1%, 10/15/12(g)........           1,981       1,235,649
General Electric Capital
  Corp.,
  0.963%, 1/15/10(f).....  JPY    300,000       3,145,641
General Motors Corp.,
  8.25%, 7/15/23.........  USD        522          86,130
Greenbrier Cos., Inc.,
  2.375%, 5/15/26(g).....           1,113         441,026
Hologic, Inc.,
  2%, 12/15/37(g)........          14,140       8,218,875
Hutchison Whampoa
  International Ltd.,
  5.45%, 11/24/10(h).....           1,500       1,511,520
IOI Capital BHD Series
  IOI,
  4.649%,
  12/18/11(g)(k).........           4,675       4,495,012
Intel Corp.,
  2.95%, 12/15/35(g).....           2,360       2,044,350
Mandra Forestry,
  12%, 5/15/13(h)........           1,250         625,000
McMoRan Exploration
  Co.(g):
  5.25%, 10/06/11........             560         490,000
  5.25%, 10/06/11(h).....             325         284,375
Medtronic, Inc.(g):
  1.50%, 4/15/11.........           1,333       1,239,690
  1.625%, 4/15/13........           5,012       4,423,090
Mylan, Inc.,
  1.25%, 3/15/12(g)......           6,760       4,968,600
Nabi Biopharmaceuticals,
  2.875%, 4/15/25(g).....             200         173,500
Nextel Communications,
  Inc.,
  5.25%, 1/15/10(g)......           1,025         887,906
Northwest Airlines, Inc.
  Series 1999-3-B,
  9.485%,
  10/01/16(b)(n).........             356          36,515
Paka Capital Ltd.,
  8.091%, 3/12/13(g)(k)..             700         600,250
Pemex Project Funding
  Master Trust,
  5.50%, 2/24/25.........  EUR      2,030       1,805,949
Preferred Term Securities
  XXIV, Ltd., 5.965%,
  3/22/37(g)(h)..........  USD        400          40,720
Preferred Term Securities
  XXV, Ltd.,
  5.758%, 6/22/37(g).....             500          15,200
Preferred Term Securities
  XXVI, Ltd.,
  6.191%, 9/22/37(g).....             500          11,350
Preferred Term Securities
  XXVII, Ltd.,
  6.29%, 12/22/37(g).....             500          86,450
ProLogis,
  2.25%, 4/01/37(g)......             527         231,880
SanDisk Corp.,
  1%, 5/15/13(g).........           8,413       3,365,200
SonoSite, Inc.,
  3.75%, 7/15/14(g)......           1,219         867,014
Suzlon Energy Ltd.,
  12.729%,
  10/11/12(g)(k).........           3,325         831,250
TNK-BP Finance SA,
  7.875%, 3/13/18(h).....             600         300,000
Tenet Healthcare Corp.,
  9.25%, 2/01/15.........             600         483,000
Transocean, Inc.(g):
  1.50%, 12/15/37........  USD     10,137       8,210,970
  Series A, 1.625%,
     12/15/37............           6,029       5,252,766
  Series C, 1.50%,
     12/15/37............             719         553,630
Uno Restaurant Corp.,
  10%, 2/15/11(h)........             220          66,000
---------------------------------------------------------

TOTAL CORPORATE BONDS IN THE UNITED
STATES                                         66,248,563
---------------------------------------------------------

TOTAL CORPORATE BONDS--9.1%                   220,877,796
---------------------------------------------------------

---------------------------------------------------------



FOREIGN GOVERNMENT
OBLIGATIONS
---------------------------------------------------------
Australian Government
  Bonds,
  5.75%, 6/15/11.........  AUD      5,536       4,103,011
Brazil Notas do Tesouro
  Nacional:
  Series B, 6%, 5/15/17..  BRL      6,300       4,218,698
  Series F, 10%,
     1/01/17.............           8,296       3,007,981
Bundesrepublik
  Deutschland:
  4%, 7/04/16............  EUR     12,250      18,349,117
  4.25%, 7/04/17.........           8,550      13,054,022
  Series 07, 4%,
     1/04/18.............           4,800       7,239,166
  Series 08, 4.25%,
     7/04/18.............          11,100      17,048,082
Bundesschatzanweisungen
  Series 1,
  4.75%, 6/11/10.........           8,236      11,897,437
Caisse d'Amortissement de
  la Dette Sociale:
  3.75%, 7/12/09.........           3,800       5,303,958
  3.25%, 4/25/13.........             900       1,250,181
  4%, 10/25/14...........           1,125       1,610,985
Canadian Government Bond:
  4%, 9/01/10............  CAD      3,355       2,849,998
  4%, 6/01/16............           3,095       2,786,854
Deutsche Bundesrepublik
  Inflation Linked Series
  I/L,
  1.50%, 4/15/16.........  EUR        525         724,777
Iceland Rikisbref, 7.25%,
  5/17/13................  ISK     30,500         220,692
Japanese Government CPI
  Linked Bond:
  Series 5, 0.80%,
     9/10/15.............  JPY    312,127       2,992,492
  Series 6, 0.80%,
     12/10/15............         451,376       4,308,118
  Series 7, 0.80%,
     3/10/16.............         986,649       9,344,052
  Series 8, 1%, 6/10/16..       1,278,750      12,227,474
  Series 16, 1.40%,
     6/10/18.............       1,211,580      11,666,720
Japanese Government Two
  Year Bond Series 272,
  0.70%, 9/15/10.........         453,700       5,032,081
Malaysia Government Bond:
  3.756%, 4/28/11........  MYR      7,400       2,174,941
  Series 3/06, 3.869%,
     4/13/10.............           7,250       2,118,670
Netherland Government
  Bond,
  3.75%, 7/15/14.........  EUR      1,300       1,869,297
New Zealand Government
  Bond Series 216, 4.50%,
  2/14/16................  NZD      1,175         964,866
Poland Government Bond,
  3%, 8/24/16............  PLN      6,000       1,797,165
Russia Government
  International Bond,
  7.50%, 3/31/30(m)......  USD        292         254,706
United Kingdom Gilt:
  4.25%, 3/07/11.........  GBP     12,810      19,379,193
  4%, 9/07/16............           6,250       9,641,119
  5%, 3/07/18............          11,745      19,546,687
---------------------------------------------------------

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS--8.2%                             196,982,540
---------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


U.S. GOVERNMENT                       PAR
OBLIGATIONS                         (000)       VALUE
---------------------------------------------------------

UNITED STATES--9.2%
U.S. Treasury Inflation
  Indexed Bonds:
  0.875%, 4/15/10........  USD     21,270  $   19,990,860
  2.375%, 4/15/11(c)(o)..          40,112      39,174,916
  1.875%, 7/15/15(c).....           3,832       3,619,243
  2%, 1/15/16(c).........          41,969      40,192,179
  2.50%, 7/15/16(o)......          29,933      29,696,742
  2.375%, 1/15/17........           6,983       6,927,719
  2.375%, 1/15/27........           8,165       8,202,158
U.S. Treasury Notes:
  4%, 6/15/09............           8,700       8,847,491
  4.875%, 6/30/09........           7,400       7,568,520
  4.625%, 7/31/09........           4,183       4,287,086
  2.125%, 1/31/10........           6,340       6,456,149
  2.875%, 6/30/10........          15,546      16,099,220
  4.875%, 5/31/11(c).....          12,500      13,741,213
  2%, 4/15/12(o).........          11,744      11,452,164
  4.875%, 6/30/12........           4,500       5,057,928
---------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS--9.2%       221,313,588
---------------------------------------------------------

---------------------------------------------------------



STRUCTURED NOTES
---------------------------------------------------------

BRAZIL--0.3%
JPMorgan Chase & Co.
  (NTN--B Linked Notes):
  6%, 8/17/09............  BRL      7,398       3,073,910
  6%, 8/16/10............           8,738       3,630,614
---------------------------------------------------------

TOTAL STRUCTURED NOTES IN BRAZIL                6,704,524
---------------------------------------------------------


TAIWAN--0.0%
UBS AG (Total Return TWD
  Linked Notes), 0%,
  12/01/10(h)(k).........  USD        693         692,190
---------------------------------------------------------

TOTAL STRUCTURED NOTES IN TAIWAN                  692,190
---------------------------------------------------------

TOTAL STRUCTURED NOTES--0.3%                    7,396,714
---------------------------------------------------------

TOTAL FIXED INCOME SECURITIES--26.8%          646,594,638
---------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$2,158,292,961)--78.7%               1,898,102,635
---------------------------------------------------------

---------------------------------------------------------



SHORT-TERM SECURITIES
---------------------------------------------------------
UNITED STATES--23.4%
TIME DEPOSITS--0.1%
Brown Brothers Harriman &
  Co.,
  0.06%, 1/02/09.........           2,484       2,484,015
Brown Brothers Harriman &
  Co. Grand Cayman
  Overnight Deposit,
  0.01%, 1/02/09.........  SEK      4,680         591,844
                                           --------------
                                                3,075,859
---------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--22.9%
U.S. Treasury Bills:
  0.71%, 1/02/09.........  USD     33,579      33,578,867
  0.49%, 1/08/09.........          11,400      11,398,936
  0.37%, 1/15/09.........          23,000      22,997,333
  0.01%, 1/22/09.........          15,000      14,997,300
  0.46%, 1/29/09.........          26,550      26,541,293
  0.07%, 2/05/09.........           8,500       8,498,935
  0.02%, 2/12/09.........          85,000      84,970,254
  0.15%, 2/19/09.........          65,951      65,937,535
  0.02%, 2/26/09.........  USD     89,000      88,980,303
  0.14%, 3/05/09.........         144,000     143,982,816
  0.01%, 3/12/09.........           3,000       2,999,913
  0.002%, 5/07/09(k).....           6,000       5,999,958
  0.03%, 5/15/09.........          30,000      29,997,357
  0.05%, 6/04/09.........          10,500      10,497,754
                                           --------------
                                              551,378,554
---------------------------------------------------------


                               BENEFICIAL
                                 INTEREST
                                    (000)
---------------------------------------------------------
BlackRock Liquidity
  Series, LLC Money
  Market Series,
  0.80%(p)(q)(r).........           8,800       8,800,000
---------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$563,257,068)--23.4%                   563,254,413
---------------------------------------------------------

---------------------------------------------------------



OPTIONS PURCHASED               CONTRACTS
---------------------------------------------------------
EXCHANGE-TRADED CALL OPTIONS
Bristol-Myers Squibb Co.,
  expiring January 2009
  at USD 35..............             451             451
General Motors Corp.:
  expiring January 2010
  at USD 50..............             265             928
  expiring January 2010
  at USD 60..............             250             500
Lockheed Martin Corp.,
  expiring January 2009
  at USD 115.............             294           1,470
Medtronic, Inc.:
  expiring January 2009
  at USD 50..............              87             435
  expiring January 2009
  at USD 55..............              87             435
  expiring January 2009
  at USD 60..............             285           1,425
Northrop Grumman Corp.,
  expiring January 2009
  at USD 80..............             349           1,745
Raytheon Co.,
  expiring January 2009
  at USD 70..............             550           2,750
S&P 500 Listed Option:
  expiring December 2009
  at USD 100.............              85         614,125
  expiring June 2009 at
  USD 132.5..............             160           8,400
                                           --------------
                                                  632,664
---------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


OPTIONS PURCHASED               CONTRACTS       VALUE
---------------------------------------------------------

OVER-THE-COUNTER PUT OPTIONS
Swiss Franc,
  expiring January 2009
  at USD 1.02, Broker
  Morgan Stanley Capital
  Services, Inc..........           6,800  $       26,112
Japanese Yen,
  expiring January 2009
  at USD 109, Broker
  JPMorgan Chase.........          61,300       1,240,393
                                           --------------
                                                1,266,505
---------------------------------------------------------

TOTAL OPTIONS PURCHASED
(COST--$2,819,677)--0.0%                        1,899,169
---------------------------------------------------------

TOTAL INVESTMENTS BEFORE INVESTMENTS SOLD
SHORT, STRUCTURED OPTIONS AND OPTIONS
WRITTEN
(COST--$2,724,369,706*)--102.1%             2,463,256,217
---------------------------------------------------------

---------------------------------------------------------



STRUCTURED OPTIONS
---------------------------------------------------------
Credit Suisse Euro Stoxx
  Index Link,
  expiring July 2009(s)..          77,488      (2,156,416)
JPMorgan Euro Stoxx Index
  Link,
  expiring June 2009(t)..          78,000      (2,071,423)
---------------------------------------------------------

TOTAL STRUCTURED OPTIONS
(PREMIUMS PAID--$699,614)--(0.1)%              (4,227,839)
---------------------------------------------------------

---------------------------------------------------------



INVESTMENTS SOLD SHORT             SHARES
---------------------------------------------------------
Bed Bath & Beyond, Inc...         (68,167)     (1,732,805)
Black & Decker, Corp.....          (7,700)       (321,937)
Carnival Corp............         (67,795)     (1,648,775)
Masco Corp...............         (85,300)       (949,389)
STAPLES INC..............         (19,000)       (340,480)
---------------------------------------------------------

TOTAL INVESTMENTS SOLD SHORT
(PROCEEDS--$7,237,251)--(0.2)%                 (4,993,386)
---------------------------------------------------------

---------------------------------------------------------



OPTIONS WRITTEN                 CONTRACTS
---------------------------------------------------------
EXCHANGE-TRADED CALL OPTIONS
Aetna, Inc.:
  expiring January 2009
  at USD 45..............             191            (955)
  expiring January 2009
  at USD 50..............             189            (945)
American Commercial
  Lines, Inc.,
  expiring January 2009
  at USD 20..............              36            (180)
Apple, Inc.,
  expiring January 2010
  at USD 85..............             388        (782,790)
Boeing Co.:
  expiring January 2009
  at USD 75..............             136            (680)
  expiring January 2009
  at USD 85..............              57            (285)
Bunge Ltd.,
  expiring April 2009 at
  USD 85.................             150          (4,875)
Burlington Northern Santa
  Fe Corp.,
  expiring January 2009
  at USD 90..............             432          (2,160)
Cigna Corp.,
  expiring January 2009
  at USD 43.375..........             442          (2,210)
Circuit City Stores,
  Inc.,
  expiring January 2009
  at USD 5...............             258          (1,290)
Consol Energy, Inc.:
  expiring January 2009
  at USD 45..............             216          (1,080)
  expiring January 2009
  at USD 80..............             370          (1,850)
Corning, Inc.,
  expiring January 2009
  at USD 30..............             486          (2,430)
DISH Network Corp.,
  expiring January 2009
  at USD 32.5............             345          (1,725)
The Dow Chemical Co.,
  expiring January 2009
  at USD 35..............             361          (1,805)
E.I. du Pont de Nemours &
  Co.,
  expiring January 2009
  at USD 45..............             236          (1,180)
Foster Wheeler Ltd.,
  expiring January 2009
  at USD 67.5............              46            (230)
Hewlett-Packard Co.,
  expiring January 2009
  at USD 47.5............           1,095          (5,475)
Hologic, Inc.,
  expiring January 2009
  at USD 25..............             101            (505)
Humana, Inc.:
  expiring January 2009
  at USD 45..............             312          (3,120)
  expiring January 2009
  at USD 50..............              89            (445)
International Game
  Technology,
  expiring January 2009
  at USD 25..............             736          (3,680)
International Paper Co.:
  expiring January 2009
  at USD 30..............             210          (1,050)
  expiring April 2009 at
  USD 15.................             572         (30,030)
Kraft Foods, Inc.,
  expiring January 2009
  at USD 30..............             364          (1,820)
Lexmark International,
  Inc. Class A,
  expiring January 2009
  at USD 35..............             310          (1,550)
Mattel, Inc.,
  expiring January 2009
  at USD 17.5............             548          (5,480)
McDermott International,
  Inc.,
  expiring February 2009
  at USD 30..............             379          (1,895)
Norfolk Southern Corp.,
  expiring January 2009
  at USD 55..............             210          (2,100)
Panera Bread Co. Class A,
  expiring January 2009
  at USD 55..............              86         (10,750)
Polycom, Inc.:
  expiring January 2009
  at USD 25..............             210          (1,050)
  expiring January 2009
  at USD 30..............             603          (3,015)
S&P 500 Listed Option:
  expiring June 2009 at
  USD 152.5..............              64          (2,560)
  expiring December 2009
  at USD 125.............              85        (117,300)


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


OPTIONS WRITTEN                 CONTRACTS       VALUE
---------------------------------------------------------
EXCHANGE-TRADED CALL OPTIONS (CONTINUED)
SanDisk Corp.:
  expiring January 2009
  at USD 17.5............             260  $         (520)
  expiring January 2009
  at USD 20..............             260            (780)
  expiring January 2010
  at USD 20..............             114         (11,571)
The St. Joe Co.:
  expiring January 2009
  at USD 35..............             230          (1,150)
  expiring January 2009
  at USD 40..............             181            (905)
  expiring January 2009
  at USD 45..............              28            (140)
State Street Corp.:
  expiring January 2009
  at USD 70..............              87            (435)
  expiring January 2009
  at USD 75..............             232          (1,160)
  expiring January 2009
  at USD 80..............              49            (245)
Time Warner, Inc.,
  expiring January 2009
  at USD 16..............             673          (3,365)

Unilever NV,
  expiring January 2009
  at USD 30..............             122            (610)
UnitedHealth Group, Inc.,
  expiring January 2009
  at USD 35..............             646          (3,230)
Valeant Pharmaceuticals
  International,
  expiring January 2009
  at USD 15..............             315        (250,425)
Viacom, Inc. Class B,
  expiring January 2009
  at USD 30..............             488          (2,440)
WellPoint, Inc.,
  expiring January 2009
  at USD 55..............             406          (4,060)
Xerox Corp.,
  expiring January 2009
  at USD 20..............             296          (1,480)
                                           --------------
                                               (1,281,011)
---------------------------------------------------------

OVER-THE-COUNTER CALL OPTIONS
Japanese Yen, expiring
  January 2009 at USD
  117, Broker JPMorgan
  Chase..................          61,300             (61)
---------------------------------------------------------

OVER-THE-COUNTER PUT OPTIONS
Japanese Yen, expiring
  January 2009 at USD 99,
  Broker JPMorgan Chase..          61,300        (577,544)
---------------------------------------------------------

TOTAL OPTIONS WRITTEN
(PREMIUMS RECEIVED--$6,332,763)--(0.1)%        (1,858,616)
---------------------------------------------------------

TOTAL INVESTMENTS, NET OF INVESTMENTS
SOLD SHORT AND OPTIONS WRITTEN--101.7%      2,452,176,376

LIABILITIES IN EXCESS OF OTHER
ASSETS--(1.7)%...........................     (40,318,860)
                                           --------------

NET ASSETS--100.0%.......................  $2,411,857,516
                                           ==============



--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost..................    $2,746,517,139
                                    ==============
Gross unrealized appreciation...    $   65,785,644
Gross unrealized depreciation...      (353,274,405)
                                    --------------
Net unrealized depreciation.....    $ (287,488,761)
                                    ==============



(a) Depositary receipts.

(b) Non-income producing security.

(c) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d) Security, or a portion of security, is on loan.

(e) Security is perpetual in nature and has no stated maturity date.

(f) Variable rate security. Rate shown is as of report date.

(g) Convertible security.

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(j) The rights may be exercised until 1/13/09.

(k) Represents a zero-coupon bond. Rate shown represents the current yield as of report date.

(l) Security is valued in accordance with the Fund's fair valuation policy.

(m) Represents a step bond. Rate is as of report date.

(n) Issuer filed for bankruptcy and/or is in default of interest payments.

(o) All or a portion of security has been pledged as collateral in connection with swaps.

(p) Security was purchased with the cash proceeds from securities loans.

(q) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------
AFFILIATE                        NET ACTIVITY     INCOME
--------------------------------------------------------
BlackRock Liquidity Series,
  LLC Money Market Series....     $2,361,000     $61,557

--------------------------------------------------------


(r) Represents the current yield as of report date.

(s) CSFB DJ Euro Stoxx Structured Option is issued in units. Each unit contains
    (a) one written put unit on the DJ Euro Stoxx 50 Index (Ticker "SX5E") at a strike price of 3,384.537 and (b) the equivalent of 2.37 Call Spread units on the DJ Euro Stoxx with a lower call strike of 3,562.67 and an upper call strike of 3,918.937. For each unit of the Structured Option, the Fund has sold or written 2.37 calls on the DJ Euro Stoxx Index at 3,918.937 and bought 2.37 calls on the DJ Euro Stoxx Index at 3,562.67. Because the Structured Option was constructed with an upper call strike limit of 110%, theoretically, the structure peaked at a 23.7% return in the event that the DJ Euro Stoxx Index rose above 3,918.937. At year-end, the DJ Euro Stoxx Index was at 2,447.62. At year-end, the value of this Structured Option was $(2,156,416) representing the price of the potential obligation of the Fund to the counterparty on the imbedded Put at expiration of $936.917 per unit. The option expires on July 13, 2009.

(t) JP Morgan DJ Euro Stoxx Structured Option is issued in units. Each unit contains (a) one written put unit on the DJ Euro Stoxx 50 Index (Ticker "SX5E")

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)

--------------------------------------------------------------------------------


    at a strike price of 3,365.46 and (b) 2.7 Call Spread units on the DJ Euro Stoxx with a lower call strike of 3,542.59 and an upper call strike of 3,826.00. For each unit of the Structured Option, the Fund has sold or written 2.7 calls on the DJ Euro Stoxx Index at 3,826.00 and bought 2.7 calls on the DJ Euro Stoxx Index at 3,542.59. Because the Structured Option was constructed with an upper call strike limit of 108%, theoretically, the structure peaked at a 29.1% return in the event that the DJ Euro Stoxx Index rose above 3,826.00. At year-end, the DJ Euro Stoxx Index was at 2,447.62. At year-end, the value of this Structured Option was $(2,071,423) representing the price of the potential obligation of the Fund to the counterparty on the imbedded Put at expiration of $917.84 per unit. The option expires on June 19, 2009.

   - Foreign currency exchange contracts as of December 31, 2008 were as follows:

----------------------------------------------------------------------------
                                                                UNREALIZED
     CURRENCY                  CURRENCY         SETTLEMENT     APPRECIATION
     PURCHASED                   SOLD              DATE       (DEPRECIATION)
----------------------------------------------------------------------------
CLP    399,300,000        USD        600,000      1/01/09       $   26,443
USD        142,002        HKD      1,100,524      1/02/09                2
JPY    966,083,786        USD     10,635,473      1/07/09           23,721
EUR      4,907,044        HUF  1,323,528,008      1/08/09          (90,613)
JPY  2,021,532,660        USD     22,461,474      1/08/09         (156,647)
JPY  2,807,288,190        USD     31,241,731      1/08/09         (267,174)
JPY    309,735,144        USD      3,449,166      1/08/09          (31,666)
JPY  3,297,948,000        USD     36,664,236      1/08/09         (275,924)
JPY    716,793,000        USD      7,975,887      1/08/09          (67,064)
USD     18,349,183        GBP     11,992,930      1/08/09        1,111,479
USD     16,438,470        GBP     10,759,570      1/08/09          973,503
USD      2,227,820        HUF    436,986,885      1/08/09          (53,209)
USD     17,600,000        JPY  1,575,112,000      1/08/09          220,810
USD      3,088,982        NZD      5,496,408      1/08/09         (119,067)
USD      8,570,117        SGD     12,605,527      1/08/09         (176,446)
BRL      4,046,000        USD      1,700,000      1/09/09           28,735
CHF     18,180,208        USD     15,700,000      1/09/09        1,381,929
CLP    578,250,000        USD        900,000      1/09/09            5,358
EUR      4,059,637        USD      5,573,963      1/09/09           66,439
EUR     17,284,352        USD     24,526,495      1/09/09         (511,864)
HKD     14,898,450        USD      1,922,827      1/09/09             (393)
JPY  1,085,629,500        EUR      8,700,000      1/09/09         (108,995)
JPY  1,925,634,490        EUR     15,431,000      1/09/09         (192,470)
JPY    708,545,400        EUR      5,682,000      1/09/09          (76,514)
JPY  1,912,555,000        USD     21,627,164      1/09/09         (524,341)
JPY    108,091,667        USD      1,221,692      1/09/09          (29,026)
JPY    805,900,725        USD      9,106,223      1/09/09         (214,044)
JPY  1,411,287,700        USD     15,955,768      1/09/09         (383,847)
JPY  1,511,170,382        USD     17,201,712      1/09/09         (527,701)
KRW  1,227,150,000        USD        900,000      1/09/09           74,899
TRY      1,893,360        USD      1,200,000      1/09/09           22,424
USD      4,460,108        AUD      6,484,600      1/09/09          (55,850)
USD        471,983        BRL      1,170,045      1/09/09          (27,943)
USD      2,985,458        CLP  2,039,068,000      1/09/09         (207,083)
USD      1,863,830        DKK      9,855,000      1/09/09           24,916
USD     18,863,873        EUR     12,979,000      1/09/09          831,037
USD     19,293,111        GBP     12,527,994      1/09/09        1,286,820
USD     13,929,171        GBP      9,436,916      1/09/09          365,639
USD     13,264,103        GBP      8,991,698      1/09/09          340,476
USD      2,100,000        JPY    184,926,000      1/09/09           59,556
USD      4,597,326        KRW  6,739,680,000      1/09/09         (756,957)
USD      4,505,112        MXN     59,377,380      1/09/09          231,112
USD      4,513,962        MXN     59,397,875      1/09/09          238,487
USD      1,279,734        NOK      8,624,000      1/09/09           48,974
USD      2,257,738        TRY      3,574,000      1/09/09          (49,770)
USD      3,090,816        TRY      4,805,600      1/09/09          (11,860)
USD         28,762        TWD        947,000      1/09/09             (109)

----------------------------------------------------------------------------

TOTAL                                                           $2,446,182
                                                                ==========



   - Currency Abbreviations:

AUD  Australian Dollar      JPY  Japanese Yen
BRL  Brazilian Real         KRW  South Korean Won
CAD  Canadian Dollar        MXN  Mexican New Peso
CHF  Swiss Franc            MYR  Malaysian Ringgit
CLP  Chilean Peso           NOK  Norwegian Krone
CNY  Chinese Yuan           NZD  New Zealand Dollar
DKK  Danish Krone           PLN  Polish Zloty
EUR  Euro                   SEK  Swedish Krona
GBP  British Pound          SGD  Singapore Dollar
HKD  Hong Kong Dollar       TRY  Turkish Lira
HUF  Hungar ian Forint      TWD  New Taiwan Dollar
ISK  Icelandic Crona        USD  U.S. Dollar


   - Credit default swaps on single-name issues--buy protection outstanding as of December 31, 2008 were as follows:

---------------------------------------------------------------------------------
                     PAY                                   NOTIONAL
                    FIXED                                   AMOUNT    UNREALIZED
ISSUER              RATE      COUNTERPARTY    EXPIRATION    (000)    APPRECIATION
---------------------------------------------------------------------------------
United Mexican
  States            1.12%    Credit Suisse        May     USD   380    $  6,539
                             International       2010
DaimlerChrysler
  NA
  Holding Corp.     0.53%    JPMorgan Chase    September  EUR   245      34,001
                             Bank National       2011
                              Association
Carnival Corp.      0.25%    JPMorgan Chase    September   USD  475      40,046
                             Bank National       2011
                              Association
Whirlpool Corp.     0.48%    JPMorgan Chase    September   USD  150      11,314
                             Bank National       2011
                              Association
McDonald's Corp.    0.16%    JPMorgan Chase    September   USD  150       1,321
                             Bank National       2011
                              Association
JC Penny Corp.      0.53%    JPMorgan Chase    September   USD  150      16,126
                             Bank National       2011
                              Association
Spain (Kingdom
  of)               0.50%    Morgan Stanley    September  USD 4,485     223,882
                           Capital Services,     2018
                                  Inc.
Spain (Kingdom
  of)              0.495%    Morgan Stanley    September   USD1,960      98,649
                           Capital Services,     2018
                                  Inc.
Spain (Kingdom
  of)               0.49%    Morgan Stanley    September   USD1,960      99,456
                           Capital Services,     2018
                                  Inc.
Spain (Kingdom
  of)               0.83%   Deutsche Bank AG   December    USD2,440      57,303
                                                 2018
Spain (Kingdom
  of)              0.845%   Deutsche Bank AG   December    USD7,230     160,672
                                                 2018

---------------------------------------------------------------------------------

TOTAL
                                                                       $749,309
                                                                       ========





See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (continued)

--------------------------------------------------------------------------------

   - Credit default swaps on single-name issues--sold protection outstanding as of December 31, 2008 were as follows:

-----------------------------------------------------------------------------------------------------------------
                         RECEIVE                                                         NOTIONAL
                          FIXED                                               CREDIT      AMOUNT      UNREALIZED
ISSUER                     RATE          COUNTERPARTY         EXPIRATION    RATING(1)    (000)(2)    DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
General Motors Corp.      7.15%        Deutsche Bank AG        September        C         USD 283      $(211,256)
                                                                 2012
General Motors Corp.      6.95%     Morgan Stanley Capital     September        C          USD283       (211,813)
                                        Services, Inc.           2012

-----------------------------------------------------------------------------------------------------------------

TOTAL
                                                                                                       $(423,069)
                                                                                                       =========





   (1) Using Standard and Poor's ratings.

   (2) The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

   - Credit default swaps on traded indexes--buy protection outstanding as of December 31, 2008 were as follows:


-----------------------------------------------------------------------------------
                    PAY                                   NOTIONAL     UNREALIZED
                   FIXED                                   AMOUNT     APPRECIATION
ISSUER              RATE     COUNTERPARTY    EXPIRATION     (000)    (DEPRECIATION)
-----------------------------------------------------------------------------------
Dow Jones CDX
  North America
  High Yield
  Index Series 9-
  V2               3.75%    Morgan Stanley    December     USD  642     $ 37,672
                          Capital Services,     2012
                                 Inc.
Dow Jones CDX
  North America
  Investment
  Grade Series 10  1.55%    Morgan Stanley      June     USD    976       46,752
                          Capital Services,     2013
                                 Inc.
Dow Jones CDX
  North America
  Investment
  Grade Series 11  1.50%    Morgan Stanley    December     USD1,435      (28,594)
                          Capital Services,     2013
                                 Inc.
CMBX Index Series
  4(l)             0.35%    JPMorgan Chase    February     USD3,400      195,050
                            Bank National       2051
                             Association
Dow Jones CMBX
  North America
  Index Series 4   0.35%    JPMorgan Chase    February     USD1,220      224,582
                            Bank National       2051
                             Association
CMBX North
  America Series
  4AAA             0.35%    Morgan Stanley    February     USD1,310      228,703
                          Capital Services,     2051
                                 Inc.

-----------------------------------------------------------------------------------

TOTAL
                                                                        $704,165
                                                                        ========




   - Financial futures contracts purchased as of December 31, 2008 were as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                                  UNREALIZED
CONTRACTS                ISSUE                    EXCHANGE         EXPIRATION         FACE       APPRECIATION
-------------------------------------------------------------------------------------------------------------
    19             Dax Index 25 Euro         Eurex Deutschland     March 2009     $ 3,121,605     $   70,482
   497             DJ Euro Stoxx 50          Eurex Deutschland     March 2009     $16,889,012         36,898
    32              FTSE 100 Index                 LIFFE           March 2009     $ 1,991,520         28,235
     8          Hang Seng Index Future           Hong Kong        January 2009    $   742,550            915
    54       MSCI Singapore IX ETS Future        Singapore        January 2009    $ 1,591,576         48,570
   351             Osaka Nikkei 225                Osaka           March 2009     $32,538,376      1,651,696
   112           Russell 2008 ICE MINI            New York         March 2009     $ 5,230,401        346,079
   394               S&P 500 Index                Chicago          March 2009     $87,407,139      1,252,711
    74             S&P TSE 60 Index               Montreal         March 2009     $ 6,219,061        253,616
    22         SPI 200 Index AUD Future            Sydney          March 2009     $ 1,387,138         49,302
    84          Taiwan MSCI Simex Index          Singapore        January 2009    $ 1,387,176         77,784
    73            TOPIX Index Future               Tokyo           March 2009     $ 6,608,442        333,202
   378             Yen Denom Nekkei               Chicago          March 2009     $17,957,226        963,623

------------------------------------------------------------------------------------------------------------

TOTAL                                                                                             $5,113,113
                                                                                                  ==========



   - Financial futures contracts sold as of December 31, 2008 were as follows:

-------------------------------------------------------------------------------------------------------
                                                            EXPIRATION          FACE        UNREALIZED
CONTRACTS                ISSUE                EXCHANGE         DATE            VALUE       DEPRECIATION
-------------------------------------------------------------------------------------------------------
     1             EuroDollar Future           Chicago    September 2009    $   237,549      $  (9,312)
    11       Japan 10-Year Government Bond      Tokyo       March 2009      $16,892,811       (110,167)
-------------------------------------------------------------------------------------------------------
TOTAL                                                                                        $(119,479)
                                                                                             =========



   - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments December 31, 2008 (concluded)

--------------------------------------------------------------------------------

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

------------------------------------------------------------------------
VALUATION         INVESTMENTS IN  INVESTMENTS       OTHER FINANCIAL
INPUTS              SECURITIES     SOLD SHORT        INSTRUMENTS +
------------------------------------------------------------------------

                      ASSETS      LIABILITIES     ASSETS     LIABILITIES
                  --------------  -----------  -----------  ------------
Level 1.........  $  855,918,377  $(4,993,386) $ 5,745,777  $ (1,400,490)
Level 2.........   1,605,438,671           --    9,916,282   (10,173,684)
Level 3.........              --           --      195,050            --

------------------------------------------------------------------------

TOTAL             $2,461,357,048  $(4,993,386) $15,857,109  $(11,574,174)
                  ==============  ===========  ===========  ============



+ Other financial instruments are foreign currency exchange contracts, swaps, futures, and options.

The following is a reconciliation of investments for unobservable inputs (Level
3) used in determining fair value:

---------------------------------------------------
                                    OTHER FINANCIAL
                                      INSTRUMENTS
---------------------------------------------------
Balance, as of January 1, 2008....            --
Accrued discounts/premiums........            --
Realized gain (loss)..............            --
Change in unrealized appreciation
  (depreciation)(1)...............      $195,050
Net purchases (sales).............            --
Net transfers in/out of Level 3...            --
---------------------------------------------------
BALANCE, AS OF DECEMBER 31, 2008        $195,050
                                        ========



(1) Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $8,655,000) (cost--$2,715,569,706)...............................    $2,454,456,217
Investments at value--affiliated (cost--$8,800,000)................         8,800,000
Unrealized appreciation on foreign currency exchange contracts.....         7,362,759
Unrealized appreciation on swaps...................................         1,482,068
Cash on deposit for short sales....................................         5,144,198
Foreign currency at value (cost--$1,918,541).......................         1,924,948
Capital shares sold receivable.....................................        11,499,514
Investments sold receivable--affiliated............................         8,901,635
Interest receivable................................................         6,700,203
Dividends receivable...............................................         2,836,667
Investments sold receivable--unaffiliated..........................         2,009,676
Margin variation receivable........................................         1,737,616
Swap premiums paid.................................................         1,248,643
Securities lending income receivable--affiliated...................             2,567
Swaps receivable...................................................             1,041
Prepaid expenses...................................................            52,213
Other assets.......................................................           204,628
                                                                       --------------
Total assets.......................................................     2,514,364,593
                                                                       --------------

-------------------------------------------------------------------------------------

LIABILITIES:
Collateral at value--securities loaned.............................         8,800,000
Investments sold short at value (proceeds--$7,237,251).............         4,993,386
Options written at value (premiums received--$6,332,763)...........         1,858,616
Structured options (premiums paid--$699,614).......................         4,227,839
Unrealized depreciation on foreign currency exchange contracts.....         4,916,577
Unrealized depreciation on swaps...................................           451,663
Investments purchased payable--unaffiliated........................        69,278,805
Investments purchased payable--affiliated..........................         3,626,957
Capital shares redeemed payable....................................         2,316,808
Investment advisory fees payable...................................         1,237,982
Distribution fees payable..........................................           355,286
Swap premiums received.............................................            20,569
Other affiliates payable...........................................             8,902
Swaps payable......................................................             5,290
Officer's and Directors' fees payable..............................             1,240
Other accrued expenses payable.....................................           407,157
                                                                       --------------
Total liabilities..................................................       102,507,077
                                                                       --------------
-------------------------------------------------------------------------------------

NET ASSETS.........................................................    $2,411,857,516
                                                                       ==============
-------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 200,000,000 shares authorized.....    $    4,705,414
Class II Shares, $0.10 par value, 200,000,000 shares authorized....            12,321
Class III Shares, $0.10 par value, 200,000,000 shares authorized...        16,114,654
Paid-in capital in excess of par...................................     2,700,042,962
Undistributed net investment income................................        11,587,668
Distributions in excess of net realized gain.......................       (69,644,792)
Net unrealized appreciation/depreciation...........................      (250,960,711)
                                                                       --------------

NET ASSETS.........................................................    $2,411,857,516
                                                                       ==============
-------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $589,326,228 and 47,054,136 shares
  outstanding......................................................    $        12.52
                                                                       ==============
Class II--Based on net assets of $1,543,722 and 123,213 shares
  outstanding......................................................    $        12.53
                                                                       ==============
Class III--Based on net assets of $1,820,987,566 and 161,146,541
  shares outstanding...............................................    $        11.30
                                                                       ==============
-------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest...........................................................    $  22,522,889
Foreign withholding tax............................................         (919,479)
Dividends..........................................................       22,438,229
Securities lending--affiliated.....................................           61,557
Income--affiliated.................................................               27
                                                                       -------------
Total income.......................................................       44,103,223
                                                                       -------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory................................................       10,767,955
Distribution--Class II.............................................            2,831
Distribution--Class III............................................        2,400,784
Transfer agent--Class I............................................            2,133
Transfer agent--Class II...........................................                6
Transfer agent--Class III..........................................            2,861
Dividends on short sales...........................................          708,741
Custodian..........................................................          603,681
Accounting services................................................          544,966
Printing...........................................................          168,729
Professional.......................................................           97,817
Officer and Directors..............................................           58,395
Miscellaneous......................................................           97,710
                                                                       -------------
Total expenses.....................................................       15,456,609
                                                                       -------------
Net investment income..............................................       28,646,614
                                                                       -------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments......................................................      (33,074,623)
  Futures and swaps................................................      (31,139,348)
  Short sales......................................................        1,236,897
  Options written..................................................       (3,387,050)
  Foreign currency.................................................       50,154,593
                                                                       -------------
                                                                         (16,209,531)
                                                                       -------------
Net change in unrealized appreciation/depreciation on:
  Investments, including $49,415 in deferred foreign capital gain
     credit........................................................     (451,564,189)
  Futures and swaps................................................        6,193,478
  Written and structured options...................................        3,744,446
  Foreign currency.................................................        2,404,181
  Short sales......................................................        1,099,032
                                                                       -------------
                                                                        (438,123,052)
                                                                       -------------
Total realized and unrealized loss.................................     (454,332,583)
                                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............    $(425,685,969)
                                                                       =============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                            --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2008              2007
--------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income....................................   $   28,646,614    $   17,933,738
Net realized gain (loss).................................      (16,209,531)       67,533,371
Net change in unrealized appreciation/depreciation.......     (438,123,052)       57,316,999
                                                            --------------    --------------
Net increase (decrease) in net assets resulting from
  operations.............................................     (425,685,969)      142,784,108
                                                            --------------    --------------

--------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I................................................      (14,898,524)      (20,481,532)
  Class II...............................................          (36,284)          (38,840)
  Class III..............................................      (48,065,326)       (9,324,350)
Net realized gain:
  Class I................................................       (2,663,892)      (34,897,960)
  Class II...............................................           (6,986)          (70,345)
  Class III..............................................       (9,020,831)      (16,639,658)
                                                            --------------    --------------
Decrease in net assets resulting from dividends and
  distributions to shareholders..........................      (74,691,843)      (81,452,685)
                                                            --------------    --------------
--------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions...........................................    1,821,564,124       238,433,245
                                                            --------------    --------------
--------------------------------------------------------------------------------------------

NET ASSETS:
Total increase in net assets.............................    1,321,186,312       299,764,668
Beginning of year........................................    1,090,671,204       790,906,536
                                                            --------------    --------------
End of year..............................................   $2,411,857,516    $1,090,671,204
                                                            ==============    ==============
End of year undistributed (distributions in excess of)
  net investment income..................................   $   11,587,668    $   (6,423,261)
                                                            ==============    ==============
--------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                                -----------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                   2008       2007       2006       2005       2004
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $   16.03   $  14.78   $  13.54   $  12.56   $  11.29
                                                ---------   --------   --------   --------   --------
Net investment income(1).....................        0.27       0.32       0.32       0.27       0.23
Net realized and unrealized gain (loss)......      (3.39)       2.19       1.92       1.03       1.41
                                                ---------   --------   --------   --------   --------
Net increase (decrease) from investment
  operations.................................      (3.12)       2.51       2.24       1.30       1.64
                                                ---------   --------   --------   --------   --------

Dividends and distributions from:
  Net investment income......................      (0.33)     (0.47)     (0.41)     (0.32)     (0.37)
  Net realized gain..........................      (0.06)     (0.79)     (0.59)         --         --
                                                ---------   --------   --------   --------   --------
Total dividends and distributions............      (0.39)     (1.26)     (1.00)     (0.32)     (0.37)
                                                ---------   --------   --------   --------   --------
Net asset value, end of year.................   $   12.52   $  16.03   $  14.78   $  13.54   $  12.56
                                                =========   ========   ========   ========   ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.....................    (19.48)%     17.01%     16.53%(3)  10.43%     14.57%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses...............................       0.80%      0.78%      0.79%      0.77%      0.76%
                                                =========   ========   ========   ========   ========
Net investment income........................       1.81%      2.03%      2.18%      2.07%      1.93%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $ 589,326   $755,675   $717,928   $679,681   $613,145
                                                =========   ========   ========   ========   ========
Portfolio turnover...........................         31%        34%        55%        57%        44%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.

(3) In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights (continued)

--------------------------------------------------------------------------------



                                                                       CLASS II
                                                  -------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------
                                                     2008       2007      2006      2005      2004
---------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............   $   16.03   $ 14.78   $ 13.54   $ 12.56   $ 11.29
                                                  ---------   -------   -------   -------   -------
Net investment income(1).......................        0.25      0.30      0.29      0.25      0.21
Net realized and unrealized gain (loss)........      (3.39)      2.19      1.92      1.03      1.41
                                                  ---------   -------   -------   -------   -------
Net increase (decrease) from investment
  operations...................................      (3.14)      2.49      2.21      1.28      1.62
                                                  ---------   -------   -------   -------   -------

Dividends and distributions from:
  Net investment income........................      (0.30)    (0.45)    (0.38)    (0.30)    (0.35)
  Net realized gain............................      (0.06)    (0.79)    (0.59)        --        --
                                                  ---------   -------   -------   -------   -------
Total dividends and distributions..............      (0.36)    (1.24)    (0.97)    (0.30)    (0.35)
                                                  ---------   -------   -------   -------   -------
Net asset value, end of year...................   $   12.53   $ 16.03   $ 14.78   $ 13.54   $ 12.56
                                                  =========   =======   =======   =======   =======

---------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.......................    (19.57)%    16.82%    16.36%(3) 10.27%    14.40%
                                                  =========   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.................................       0.95%     0.93%     0.94%     0.92%     0.91%
                                                  =========   =======   =======   =======   =======
Net investment income..........................       1.69%     1.90%     2.03%     1.92%     1.78%
                                                  =========   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)..................   $   1,544   $ 1,521   $ 1,771   $ 1,743   $ 1,720
                                                  =========   =======   =======   =======   =======
Portfolio turnover.............................         31%       34%       55%       57%       44%
                                                  =========   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.

(3) In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                      CLASS III
                                                 ---------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------
                                                    2008        2007       2006      2005      2004
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $    14.53   $  13.51   $ 12.45   $ 11.58   $ 10.46
                                                 ----------   --------   -------   -------   -------
Net investment income(1)......................         0.21       0.24      0.23      0.22      0.19
Net realized and unrealized gain (loss).......       (3.07)       2.02      1.81      0.95      1.29
                                                 ----------   --------   -------   -------   -------
Net increase (decrease) from investment
  operations..................................       (2.86)       2.26      2.04      1.17      1.48
                                                 ----------   --------   -------   -------   -------

Dividends and distributions from:
  Net investment income.......................       (0.31)     (0.45)    (0.39)    (0.30)    (0.36)
  Net realized gain...........................       (0.06)     (0.79)    (0.59)        --        --
                                                 ----------   --------   -------   -------   -------
Total dividends and distributions.............       (0.37)     (1.24)    (0.98)    (0.30)    (0.36)
                                                 ----------   --------   -------   -------   -------
Net asset value, end of year..................   $    11.30   $  14.53   $ 13.51   $ 12.45   $ 11.58
                                                 ==========   ========   =======   =======   =======

----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value......................     (19.67)%     16.75%    16.40%(3) 10.18%    14.20%
                                                 ==========   ========   =======   =======   =======
----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses................................        1.03%      1.04%     1.04%     1.02%     1.01%
                                                 ==========   ========   =======   =======   =======
Net investment income.........................        1.66%      1.67%     1.88%     1.85%     1.79%
                                                 ==========   ========   =======   =======   =======
----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $1,820,988   $333,475   $71,208   $29,074   $ 9,455
                                                 ==========   ========   =======   =======   =======
Portfolio turnover............................          31%        34%       55%       57%       44%
                                                 ==========   ========   =======   =======   =======
----------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.

(3) In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Global Allocation V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Company's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Fund's pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. Short term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

--------------------------------------------------------------------------------

Generally, trading in foreign securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

- Foreign currency contracts--A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

- Options--The Fund may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

  When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is "covered", meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction.

--------------------------------------------------------------------------------

  In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction.

- Structured options--The Fund invests in structures options with approved counterparties. These structured options are European-Style Options and consist of multiple over-the-counter options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but maybe transferred/sold prior to the expiration date. Each of the component options is purchased or sold on a single underlying index. The value on structured options will increase when the value of the underlying index increases, and decrease when the value of the underlying index decreases. The Fund may also invest in structured options the return of which is inversely related to changes in an index ("Inverse Structured Options"). In general, the value on Inverse Structured Options will decrease when the value of the underlying index increases, and increase when the value of the underlying index decreases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise. Upon the exercise of the structured option, the Fund may receive a payment from, or be required to pay, the counterparty depending on the value of the structured option. Transactions in over-the-counter structured options may expose the Fund to the risk of default by the counterparty to the transaction.

- Swaps--The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

  Credit default swaps--The Fund may enter into credit default swaps for investment purposes or to manage its credit risk. The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g. bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). The Fund may either buy or sell (write) credit default swaps. As a buyer, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the sweep less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty, the Fund may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

  Interest rate swaps--The Fund may enter into interest rate swaps for investment purposes or to manage its interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at

--------------------------------------------------------------------------------


the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

ASSET-BACKED SECURITIES: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

CAPITAL TRUSTS: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company's senior debt securities.

PREFERRED STOCK: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

SHORT SALES: When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. When the Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund maintains a segregated account of securities or cash as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Fund is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

ZERO-COUPON BONDS: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations, which provide for regular interest payments.

SEGREGATION AND COLLATERALIZATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission

--------------------------------------------------------------------------------


("SEC") require that the Fund segregate assets in connection with certain investments (e.g., options, swaps, written options, forward foreign currency contracts, short sales, structured options or financial futures contracts), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, swaps, structured options and written options).

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex- dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended December 31, 2008, the Fund received only cash collateral for any securities loaned.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

--------------------------------------------------------------------------------

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.65% of the average daily value of the Fund's average daily net assets.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Advisor, under which the Advisor pays the sub-advisors for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerages fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $28,349 certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc. The distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of 0.15% and 0.25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

The Company has received an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending--affiliated on the Statement of Operations. For the year ended December 31, 2008, BIM received $15,278 in securities lending agent fees.

In addition, MLPF&S received $144,372 in commissions on the execution of portfolio security transactions for the Fund for year ended December 31, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended December 31, 2008, the Fund earned $27, which is included in income -- affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

--------------------------------------------------------------------------------

3.  INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2008 were $1,698,307,241 and $325,226,788, respectively. Purchases and sales of US government securities for the year ended December 31, 2008 were $139,214,454 and $89,967,373, respectively.

Transactions in call options written for the year ended December 31, 2008 were as follows:

-------------------------------------------------------
                                              Premiums
                                Contracts     Received
-------------------------------------------------------
Outstanding call options
  written, beginning of year..    12,460    $ 4,892,290

Options written...............    81,469      7,599,396

Options closed................    (3,257)       (70,316)

Options expired...............    (8,202)    (2,327,312)

Options exercised.............    (6,470)    (3,800,834)
                                  ------    -----------

Outstanding call options
  written, end of year........    76,000    $ 6,293,224
                                  ======    ===========

-------------------------------------------------------


Transactions in put options written for the year ended December 31, 2008 were as follows:

-------------------------------------------------------
                                              Premiums
                                Contracts     Received
-------------------------------------------------------
Outstanding put options
  written, beginning of year..       296    $   802,306

Options written...............    63,189      2,275,677

Options closed................    (1,832)    (2,736,777)

Options expired...............      (353)      (301,667)
                                  ------    -----------

Outstanding put options
  written, end of year........    61,300    $    39,539
                                  ======    ===========

-------------------------------------------------------


4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  INCOME TAX INFORMATION:

RECLASSIFICATION: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, gains from the sale of stock of passive foreign investment companies, non-deductible expenses, the classification of income and reclassification of distributions were reclassified to the following accounts:

------------------------------------------------
Undistributed net investment
  income..........................  $ 52,364,449
Distributions in excess of net
  realized gain...................  $(52,364,449)

------------------------------------------------


The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

-------------------------------------------------------
                                12/31/08      12/31/07
-------------------------------------------------------
Distributions paid from:

  Ordinary income...........  $63,355,485   $34,406,926

  Long-term capital gain....   11,336,358    47,045,759
                              -----------   -----------

Total taxable
  distributions.............  $74,691,843   $81,452,685
                              ===========   ===========

-------------------------------------------------------


As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

-------------------------------------------------
Undistributed net ordinary
  income..........................  $  26,727,513
Capital loss carryforward.........    (19,694,526)
Net unrealized losses.............   (316,050,822)*
                                    -------------
Total accumulated net losses......  $(309,017,835)
                                    =============

-------------------------------------------------


* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains (losses) on certain financial futures, options and foreign currency contracts, the deferral of post-October losses for tax purposes on investments in passive foreign investment companies, the accounting for swap agreements, the deferral of post-October capital losses for tax purposes, the timing and recognition of income from investments in partnerships and grantor trusts and the classification of investments.

As of December 31, 2008, the Fund had a net capital loss carryforward available to offset future realized capital gains through the indicated expiration date:

------------------------------------------------
EXPIRES DECEMBER 31,
------------------------------------------------

2016...............................  $19,694,526

------------------------------------------------

--------------------------------------------------------------------------------

6.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

As of December 31, 2008, the Fund had the following unaudited industry classifications:

-------------------------------------------------
                                       Percent of
                                       Long-Term
Industry                              Investments
-------------------------------------------------
Oil, Gas & Consumable Fuels.........       10%

Pharmaceuticals.....................        7

Insurance...........................        5

Diversified Telecommunication
  Services..........................        4

Metals & Mining.....................        3

Commercial Banks....................        3

Food Products.......................        3

Wireless Telecommunication
  Services..........................        3

Road & Rail.........................        2

Industrial Conglomerates............        2

Health Care Providers & Services....        2

Electric Utilities..................        2

Health Care Equipment & Supplies....        2

Energy Equipment & Services.........        2

Software............................        2

Diversified Financial Services......        2

Real Estate Management &
  Development.......................        1

Communications Equipment............        1

Chemicals...........................        1

Capital Markets.....................        1

Marine..............................        1

Household Durables..................        1

Computers & Peripherals.............        1

Aerospace & Defense.................        1

Semiconductors & Semiconductor
  Equipment.........................        1

Trading Companies & Distributors....        1

Beverages...........................        1

Tobacco.............................        1

Automobiles.........................        1

Construction & Engineering..........        1

Food & Staples Retailing............        1

Paper & Forest Products.............        1

Machinery...........................        1

Office Electronics..................        1

Hotels, Restaurants & Leisure.......        1

Electronic Equipment & Instruments..        1

Other*..............................       26

-------------------------------------------------



* Includes U.S. Government Obligations, Foreign Government Obligations, Exchange-Traded Funds and Structured Notes.

7.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:

--------------------------------------------------------
Class I Shares
Year Ended December 31,
2008                           Shares          Amount
--------------------------------------------------------
Shares sold................   4,616,953     $ 66,021,323

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........   1,410,637       17,562,416
                             ----------     ------------

Total issued...............   6,027,590       83,583,739

Shares redeemed............  (6,117,580)     (85,872,321)
                             ----------     ------------

Net decrease...............     (89,990)    $ (2,288,582)
                             ==========     ============

--------------------------------------------------------



-------------------------------------------------------
Class I Shares
Year Ended December 31, 2007    Shares        Amount
-------------------------------------------------------
Shares sold.................   1,062,386   $ 16,925,142

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........   3,448,289     55,379,492
                              ----------   ------------

Total issued................   4,510,675     72,304,634

Shares redeemed.............  (5,946,010)   (95,567,008)
                              ----------   ------------

Net decrease................  (1,435,335)  $(23,262,374)
                              ==========   ============
-------------------------------------------------------



-----------------------------------------------------
Class II Shares
Year Ended December 31, 2008     Shares      Amount
-----------------------------------------------------
Shares sold...................  102,997   $ 1,563,130

Shares issued to shareholders
  in
  reinvestment of dividends
  and
  distributions...............    3,473        43,270
                                -------   -----------

Total issued..................  106,470     1,606,400

Shares redeemed...............  (78,156)   (1,150,181)
                                -------   -----------

Net increase..................   28,314   $   456,219
                                =======   ===========
-----------------------------------------------------



----------------------------------------------------
Class II Shares
Year Ended December 31, 2007      Shares     Amount
----------------------------------------------------
Shares sold....................    2,314   $  36,571

Shares issued to shareholders
  in
  reinvestment of dividends and
  distributions................    6,799     109,185
                                 -------   ---------

Total issued...................    9,113     145,756

Shares redeemed................  (34,044)   (534,069)
                                 -------   ---------

Net decrease...................  (24,931)  $(388,313)
                                 =======   =========
----------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------
Class III Shares
Year Ended December 31,
2008                          Shares           Amount
---------------------------------------------------------
Shares sold..............  159,004,080     $2,084,119,674

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions..........    5,083,362         57,086,157
                           -----------     --------------

Total issued.............  164,087,442      2,141,205,831

Shares redeemed..........  (25,897,784)      (317,809,344)
                           -----------     --------------

Net increase.............  138,189,658     $1,823,396,487
                           ===========     ==============
---------------------------------------------------------



-------------------------------------------------------
Class III Shares
Year Ended December 31,
2007                          Shares          Amount
-------------------------------------------------------
Shares sold...............  16,317,570     $242,128,683

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........   1,784,462       25,964,008
                            ----------     ------------

Total issued..............  18,102,032      268,092,691

Shares redeemed...........    (415,880)      (6,008,759)
                            ----------     ------------

Net increase..............  17,686,152     $262,083,932
                            ==========     ============
-------------------------------------------------------


8.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK GLOBAL ALLOCATION V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Allocation V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2009

--------------------------------------------------------------------------------

     BLACKROCK GLOBAL GROWTH V.I. FUND

     ---------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - Effective November 14, 2008, the portfolio management team changed for BlackRock Global Growth V.I. Fund. As part of the transition, effective December 12, 2008, the Fund's benchmark was changed from the Morgan Stanley Capital International ("MSCI") World Index to the S&P Global Broad Market Index (BMI), which more accurately reflects the universe of securities in which it will now invest.

  - The Fund underperformed both the MSCI World Index and the S&P Global BMI for the 12-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Security selection in the industrials, energy and financial sectors was the primary detractor from Fund performance during the annual period. Exposure to China and India, which are absent from the MSCI World Index, also detracted from performance.

  - As the market began to rally off the lows, defensive names did not fully participate as riskier assets tended to outperform. Holding cash during this time period became a drag on allocation results as well. In addition, the Fund was hurt by its overweight in energy. Regionally, stock selection in Emerging Asia was negative and an underweight in Developed Europe slightly detracted from results.

  - On the positive side, prior to the management transition in November, overweights in the consumer staples and health care sectors and an underweight in financials helped Fund performance. Selection in Canada also added value, as did an underweight exposure to most of Europe.

  - Following the management change, the Fund benefited from superior stock selection within materials, industrials and consumer discretionary. Regionally, an overweight in Emerging Asia and stock selection within Developed Americas and Developed Europe aided final results.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - Under the previous management team, through the year, Fund exposure to Australia, Canada and India was reduced, while weightings in the US, Japan and Brazil increased. On a sector basis, we reduced the Fund's overweights in industrials and materials, and increased exposure to consumer staples, information technology and health care.

  - All purchases and sales of securities related to the transitioning of the Fund to the new management team were completed on November 18, 2008. Following this date, sector weights shifted modestly as exposure increased within the consumer discretionary and health care sectors, while it decreased in energy and materials. Regionally, the Fund's exposure decreased within Developed Americas and Emerging Asia.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - Overall, our portfolios are relatively balanced and positioned to participate if equity markets continue to experience intermittent rallies. However, we remain cautious given the uncertainty of any outlook in this environment, and believe that risk management is critical in navigating among so many variables and unknowns.

  - From a sector standpoint, we hold modest overweights in the materials, energy and health care sectors, and are underweight utilities, financials, and industrials. Regionally, positioning within Developed Americas and Emerging Asia has led to a larger weighting versus the S&P Global BMI, while underweights in Developed Europe and Japan continue at year-end.





The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

(LINE GRAPH)

                       BLACKROCK GLOBAL     BLACKROCK GLOBAL
                          GROWTH V.I.         GROWTH V.I.           MORGAN STANLEY        S&P GLOBAL
                        FUND(2)-CLASS I    FUND(2)-CLASS III    CAPITAL INTERNATIONAL    BROAD MARKET
                           SHARES(1)           SHARES(1)            WORLD INDEX(3)         INDEX(4)
                       ----------------    -----------------    ---------------------    ------------
12/98                        10000               10000                  10000                10000
12/99                        13869               13835                  12493                12540
12/00                        11788               11730                  10847                11416
12/01                         9073                9005                   9022                 9740
12/02                         6557                6491                   7228                 7985
12/03                         8757                8648                   9621                10951
12/04                        10079                9929                  11037                12843
12/05                        11610               11409                  12084                14457
12/06                        14166               13886                  14509                17603
12/07                        19390               18960                  15820                19705
12/08                        10485               10220                   9379                11348




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based on performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(2) The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average earnings growth.

(3) This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

(4) This rules-based Index is designed to measure global stock market performance. The Fund replaced the MSCI World Index with the S&P Global Broad Market Index because BlackRock believes the S&P Global Broad Market Index is a more appropriate measure of Fund management's investment style and is better aligned with the Fund's investment strategy.

--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                      6-MONTH         ---------------------------------
                                                   TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------------
Class I Shares(1)                                      (36.52)%       (45.93)%      3.67%         0.47%

-------------------------------------------------------------------------------------------------------

Class III Shares(1)                                    (36.64)        (46.10)(2)    3.40(2)       0.22(2)
-------------------------------------------------------------------------------------------------------

MSCI World Index                                       (33.71)        (40.71)      (0.51)        (0.64)
-------------------------------------------------------------------------------------------------------

S&P Global Broad Market Index                          (35.72)        (42.41)       0.71          1.27
-------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
GEOGRAPHIC ALLOCATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
United States...................................................             45%
Japan...........................................................             10
Canada..........................................................              6
United Kingdom..................................................              5
Germany.........................................................              4
France..........................................................              4
Switzerland.....................................................              3
Hong Kong.......................................................              3
Taiwan..........................................................              3
Singapore.......................................................              2
Australia.......................................................              2
Norway..........................................................              2
South Korea.....................................................              1
Spain...........................................................              1
Belgium.........................................................              1
South Africa....................................................              1
India...........................................................              1
Bermuda.........................................................              1
Italy...........................................................              1
Sweden..........................................................              1
Finland.........................................................              1
Netherlands.....................................................              1
China...........................................................              1

----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                     HYPOTHETICAL(2)
                 --------------------------------------------------------   ---------------------------------
                   BEGINNING           ENDING                                 BEGINNING           ENDING
                 ACCOUNT VALUE     ACCOUNT VALUE         EXPENSES PAID      ACCOUNT VALUE     ACCOUNT VALUE
                  JULY 1, 2008   DECEMBER 31, 2008   DURING THE PERIOD(1)    JULY 1, 2008   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------
Class I........      $1,000           $634.80                $4.31              $1,000          $1,019.82

-------------------------------------------------------------------------------------------------------------

Class III......      $1,000           $633.60                $5.58              $1,000          $1,018.26
-------------------------------------------------------------------------------------------------------------
                    HYPOTHETICAL(2)
                 --------------------
                     EXPENSES PAID
                 DURING THE PERIOD(1)
-------------------------------------
Class I........          $5.33

-------------------------------------

Class III......          $6.90
-------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.05% for Class I and 1.36% for Class III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Class I and actual days since inception for Class III divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Derivative Instruments

--------------------------------------------------------------------------------

The Fund may invest in various derivative instruments, including futures and forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund's ability to successfully use a derivative instrument depends on the Advisor's ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund's investments in these instruments are discussed in detail in the Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                       SHARES     VALUE
-------------------------------------------------------
AUSTRALIA--1.5%
BHP Billiton Ltd. ............      17,700  $   376,022
Santos Ltd. ..................      32,400      339,485

-------------------------------------------------------

TOTAL COMMON STOCKS IN AUSTRALIA                715,507
-------------------------------------------------------

BELGIUM--1.0%
Belgacom SA...................      12,300      470,209
-------------------------------------------------------

TOTAL COMMON STOCKS IN BELGIUM                  470,209
-------------------------------------------------------

BERMUDA--0.8%
Covidien Ltd. ................       6,500      235,560
IPC Holdings, Ltd. ...........       4,100      122,590
-------------------------------------------------------

TOTAL COMMON STOCKS IN BERMUDA                  358,150
-------------------------------------------------------

BRAZIL--0.5%
BM&F Bovespa SA...............      15,400       39,755
Banco Bradesco SA(a)..........       3,600       35,532
Banco Industrial e Comercial
  SA (Preference Shares)......      21,100       26,420
Banco Itau Holding Financeira
  SA(a).......................       3,600       41,760
Uniao de Bancos Brasileiros
  SA(a).......................       1,500       96,930
-------------------------------------------------------

TOTAL COMMON STOCKS IN BRAZIL                   240,397
-------------------------------------------------------

CANADA--5.6%
Barrick Gold Corp. ...........       8,400      304,224
EnCana Corp. .................       5,700      262,999
Goldcorp, Inc. ...............      12,600      391,830
Imperial Oil Ltd. ............       6,100      202,543
Kinross Gold Corp. ...........      23,800      433,779
Potash Corp. of Saskatchewan,
  Inc. .......................       4,000      292,880
Research In Motion Ltd.(b)....       2,200       89,276
Royal Bank of Canada..........       3,500      102,349
Shoppers Drug Mart Corp. .....       6,300      245,213
The Toronto-Dominion Bank.....       3,400      119,668
Ultra Petroleum Corp.(b)......       6,300      217,413
-------------------------------------------------------

TOTAL COMMON STOCKS IN CANADA                 2,662,174
-------------------------------------------------------


CHINA--0.6%
China Unicom Ltd. ............     114,000      138,626
Sina Corp.(a)(b)..............       6,800      157,420
-------------------------------------------------------

TOTAL COMMON STOCKS IN CHINA                    296,046
-------------------------------------------------------


FINLAND--0.7%
Kesko Oyj Class B.............      13,200      332,604
-------------------------------------------------------

TOTAL COMMON STOCKS IN FINLAND                  332,604
-------------------------------------------------------

FRANCE--3.4%
France Telecom SA.............      12,200      340,047
Mercialys SA..................         800       25,264
Nexans SA.....................       3,200      191,623
Pinault-Printemps-Redoute.....       2,600      170,236
Sanofi-Aventis................       2,000      127,926
Societe Generale SA...........       1,900       96,393
Societe Immobiliere de
  Location pour L'Industrie et
  le Commerce.................         500       46,712
Total SA......................       7,000      384,854
Unibail--Rodamco..............         300       44,818
Vivendi SA....................       6,200      202,083
-------------------------------------------------------

TOTAL COMMON STOCKS IN FRANCE                 1,629,956
-------------------------------------------------------


GERMANY--3.9%
Adidas-Salomon AG.............       8,200      312,581
Allianz AG Registered Shares..         900       95,760
Deutsche Boerse AG............       2,200      159,168
Fresenius Medical Care AG.....       7,900      363,176
Linde AG......................       3,200      268,571
Muenchener Rueckversicherungs
  AG Registered Shares........         900      139,723
Salzgitter AG.................       6,600      512,920
-------------------------------------------------------

TOTAL COMMON STOCKS IN GERMANY                1,851,899
-------------------------------------------------------


HONG KONG--2.7%
China Construction Bank Class
  H...........................     628,000      349,402
China Mobile Ltd. ............      15,300      155,236
China Railway Construction
  Corp.(b)....................     107,900      161,538
The Hongkong and Shanghai
  Hotels, Limited.............      82,500       62,672
Industrial & Commercial Bank
  of China....................     734,000      389,693
Industrial & Commercial Bank
  of China Ltd. ..............      50,000       53,836
New World Development Ltd. ...      99,000      101,368
-------------------------------------------------------

TOTAL COMMON STOCKS IN HONG KONG              1,273,745
-------------------------------------------------------

INDIA--0.8%
Bharti Tele-Ventures Ltd.(b)..      24,800      365,572
-------------------------------------------------------

TOTAL COMMON STOCKS IN INDIA                    365,572
-------------------------------------------------------


ISRAEL--0.5%
Teva Pharmaceutical Industries
  Ltd.(a).....................       5,600      238,392
-------------------------------------------------------

TOTAL COMMON STOCKS IN ISRAEL                   238,392
-------------------------------------------------------


ITALY--0.7%
Credito Emiliano SpA..........      11,100       58,586
Eni SpA.......................      11,600      279,138
Intesa Sanpaolo SpA...........       4,200       15,257
-------------------------------------------------------

TOTAL COMMON STOCKS IN ITALY                    352,981
-------------------------------------------------------


JAPAN--9.4%
Amada Co., Ltd. ..............      50,000      243,180
Benesse Corp. ................       9,300      406,979
Daihatsu Motor Co., Ltd. .....      20,000      176,736
The Gunma Bank Ltd. ..........      27,000      172,845
Hino Motors Ltd. .............      77,000      158,712
Itochu Corp. .................      42,300      213,407
Kurita Water Industries
  Ltd. .......................      14,600      394,692
Mitsubishi Electric Corp. ....      52,600      329,631
Mitsubishi Estate Co., Ltd. ..       4,200       69,379
Mitsubishi UFJ Financial
  Group, Inc. ................      20,400      128,217
Mitsui Fudosan Co., Ltd. .....       4,300       71,691
Mizuho Financial Group,
  Inc. .......................          53      150,669
Nintendo Co., Ltd. ...........       1,700      649,658
Sumitomo Metal Mining Co.,
  Ltd. .......................      26,000      278,137
The Tokyo Electric Power Co.,
  Inc. .......................       5,800      193,614
Tokyo Gas Co., Ltd. ..........      42,000      212,893
Toyo Suisan Kaisha, Ltd. .....       9,000      259,348
Yamato Transport Co., Ltd. ...      27,000      353,074
-------------------------------------------------------

TOTAL COMMON STOCKS IN JAPAN                  4,462,862
-------------------------------------------------------


MALAYSIA--0.2%
TM International Bhd(b).......      86,600       91,018
-------------------------------------------------------

TOTAL COMMON STOCKS IN MALAYSIA                  91,018
-------------------------------------------------------


MEXICO--0.6%
Fomento Economico Mexicano, SA
  de CV(a)....................       8,600      259,118
-------------------------------------------------------

TOTAL COMMON STOCKS IN MEXICO                   259,118
-------------------------------------------------------


NETHERLANDS--0.7%
Corio NV......................       1,400       64,468
Heineken Holding NV...........       8,900      254,225
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE NETHERLANDS          318,693
-------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                       SHARES     VALUE
-------------------------------------------------------

NORWAY--1.5%
Norsk Hydro ASA...............      99,200  $   404,181
Statoilhydro ASA..............      17,900      299,374
-------------------------------------------------------

TOTAL COMMON STOCKS IN NORWAY                   703,555
-------------------------------------------------------


SINGAPORE--1.5%
Singapore Airlines Ltd. ......      33,000      259,543
United Overseas Bank Ltd. ....      29,000      262,074
Wilmar International Ltd. ....     101,900      199,657
-------------------------------------------------------

TOTAL COMMON STOCKS IN SINGAPORE                721,274
-------------------------------------------------------


SOUTH AFRICA--1.0%
Naspers Ltd. .................      25,400      459,493
-------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH AFRICA             459,493
-------------------------------------------------------


SOUTH KOREA--1.2%
LG Electronics, Inc.(b).......       2,600      157,880
Samsung Electronics Co.,
  Ltd. .......................       1,150      419,279
-------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH KOREA              577,159
-------------------------------------------------------


SPAIN--1.2%
Banco Bilbao Vizcaya
  Argentaria SA...............      10,400      128,860
Banco Santander SA............      18,000      173,892
Inditex SA....................       5,800      258,279
-------------------------------------------------------

TOTAL COMMON STOCKS IN SPAIN                    561,031
-------------------------------------------------------


SWEDEN--0.7%
Atlat Copco AB Class A........      23,700      208,524
Nordea Bank AB................      19,600      139,703
-------------------------------------------------------

TOTAL COMMON STOCKS IN SWEDEN                   348,227
-------------------------------------------------------


SWITZERLAND--2.9%
ACE Ltd. .....................       3,400      179,928
Credit Suisse Group AG........       2,600       72,864
Julius Baer Holding AG Class
  B...........................       4,400      170,532
Nestle SA Registered Shares...       9,000      356,383
Roche Holding AG..............       3,100      479,933
UBS AG(b).....................       7,100      103,300
-------------------------------------------------------

TOTAL COMMON STOCKS IN SWITZERLAND            1,362,940
-------------------------------------------------------


TAIWAN--2.6%
Asustek Computer, Inc. .......     180,000      203,128
HON HAI Precision Industry
  Co., Ltd. ..................      90,000      177,458
HTC Corp. ....................      20,000      200,757
Taiwan Cellular Corp. ........     244,000      363,079
Taiwan Semiconductor
  Manufacturing Co., Ltd.(a)..      38,000      300,200
-------------------------------------------------------

TOTAL COMMON STOCKS IN TAIWAN                 1,244,622
-------------------------------------------------------


THAILAND--0.3%
Bangkok Bank PCL..............      78,500      157,721
-------------------------------------------------------

TOTAL COMMON STOCKS IN THAILAND                 157,721
-------------------------------------------------------


UNITED KINGDOM--4.9%
AstraZeneca Plc...............       6,400      261,826
BG Group Plc..................      14,600      202,087
Barclays Plc..................      27,000       61,368
Charter International Plc.....      34,600      164,163
HSBC Holdings Plc.............      33,600      328,850
Imperial Tobacco Group Plc....      12,200      325,874
Man Group Plc.................      26,600       91,508
Prudential Plc................      15,600       94,696
Royal Dutch Shell Plc Class
  B...........................      11,300      286,437
Standard Chartered Plc........       7,100       90,852
Unilever Plc..................      10,900      250,371
WPP Plc.......................      29,400      171,912
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED KINGDOM     2,329,944
-------------------------------------------------------


UNITED STATES--42.4%
AON Corp. ....................       5,600      255,808
Alcoa, Inc. ..................      16,400      184,664
Amgen, Inc.(b)(c).............      13,700      791,175
Anadarko Petroleum Corp. .....       7,700      296,835
Analog Devices, Inc. .........      13,000      247,260
Apache Corp. .................       3,600      268,307
AvalonBay Communities, Inc. ..       4,200      254,436
BB&T Corp. ...................       6,600      181,236
Bank of America Corp. ........      10,900      153,472
Becton Dickinson & Co. .......       3,600      246,204
Boston Properties, Inc. ......       1,700       93,500
Bristol-Myers Squibb Co. .....      12,300      285,975
Campbell Soup Co. ............       7,400      222,074
Caterpillar, Inc. ............       6,800      303,756
The Charles Schwab Corp. .....      10,200      164,934
Cisco Systems, Inc.(b)........      14,500      236,350
Citigroup, Inc. ..............      21,500      144,265
Commerce Bancshares, Inc. ....       3,800      167,010
Con-way, Inc. ................       6,800      180,880
Consol Energy, Inc. ..........      10,000      285,800
Cummins, Inc. ................       7,600      203,148
Delta Air Lines, Inc.(b)......      36,500      418,290
Devon Energy Corp. ...........       3,000      197,130
The Dow Chemical Co. .........      10,000      150,900
EOG Resources, Inc. ..........       3,500      233,030
eBay, Inc.(b).................      20,400      284,784
Exxon Mobil Corp. ............       7,100      566,793
FPL Group, Inc. ..............       4,700      236,551
FTI Consulting, Inc.(b).......       3,000      134,040
Fluor Corp. ..................       5,400      242,298
Freeport-McMoRan Copper &
  Gold, Inc. Class B..........      12,300      300,612
Genentech, Inc.(b)............       8,800      729,608
Genzyme Corp.(b)..............       4,300      285,391
GrafTech International
  Ltd.(b).....................      17,800      148,096
Hewlett-Packard Co. ..........       6,500      235,885
Hudson City Bancorp, Inc. ....      10,800      172,368
Intel Corp. ..................      20,000      293,200
Intercontinental Exchange,
  Inc.(b).....................       3,200      263,808
International Business
  Machines Corp. .............       3,100      260,896
The J.M. Smucker Co. .........       5,500      238,480
JPMorgan Chase & Co. .........       8,100      255,393
Jacobs Engineering Group,
  Inc.(b).....................       5,600      269,360
JetBlue Airways Corp.(b)......      58,000      411,800
KeyCorp.......................      11,400       97,128
Kohl's Corp.(b)...............       6,600      238,920
McDonald's Corp. .............       3,700      230,103
Medco Health Solutions,
  Inc.(b).....................       7,000      293,370
Medtronic, Inc. ..............      10,000      314,200
Microsoft Corp. ..............      13,300      258,552
The NASDAQ Stock Market,
  Inc.(b).....................       9,100      224,861
NII Holdings, Inc.(b).........       7,500      136,350
Nike, Inc. Class B............       9,500      484,500
Noble Energy, Inc. ...........       3,800      187,036
Northern Trust Corp. .........       2,000      104,280
Nucor Corp. ..................       6,100      281,820
Occidental Petroleum Corp. ...       3,400      203,966
Oracle Corp.(b)...............      10,200      180,846
Peabody Energy Corp. .........       9,900      225,225
People's United Financial,
  Inc. .......................       8,300      147,989


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                       SHARES     VALUE
-------------------------------------------------------
UNITED STATES (CONTINUED)
PetroHawk Energy Corp.(b).....      13,900  $   217,257
Pfizer, Inc. .................      22,100      391,391
The Procter & Gamble Co. .....       6,900      426,558
Public Service Enterprise
  Group, Inc. ................       7,300      212,941
QUALCOMM, Inc. ...............       8,200      293,806
Ralcorp Holdings, Inc.(b).....       4,000      233,600
Range Resources Corp. ........       4,700      161,633
Regions Financial Corp. ......      12,200       97,112
Reinsurance Group of America,
  Inc. .......................       3,100      132,742
T. Rowe Price Group, Inc. ....       4,200      148,848
The Travelers Cos., Inc. .....       6,300      284,760
TreeHouse Foods, Inc.(b)......      13,400      365,016
UMB Financial Corp. ..........       4,400      216,216
U.S. Bancorp..................       5,000      125,050
Wal-Mart Stores, Inc. ........       5,200      291,512
Walt Disney Co. ..............      13,800      313,122
Wells Fargo & Co. ............       7,000      206,360
Wyeth.........................       7,600      285,076

XTO Energy, Inc. .............       8,700      306,849
Yum! Brands, Inc. ............       8,300      261,450
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED STATES     20,076,247
-------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$43,159,301)--93.8%                   44,461,536
-------------------------------------------------------

-------------------------------------------------------


                                BENEFICIAL
                                 INTEREST
SHORT-TERM SECURITIES              (000)
-------------------------------------------------------
UNITED STATES--3.5%
MONEY MARKET FUNDS--3.5%
BlackRock Liquidity Series,
  LLC Cash Sweep Series,
  1.64%(d)(e).................    $  1,651    1,651,156
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$1,651,156)--3.5%                      1,651,156
-------------------------------------------------------

TOTAL INVESTMENTS
(COST--$44,810,457*)--97.3%...............   46,112,692

OTHER ASSETS LESS LIABILITIES--2.7%.......    1,285,389
                                            -----------

NET ASSETS--100.0%........................  $47,398,081
                                            ===========



--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost....................    $45,633,487
                                      ===========
Gross unrealized appreciation.....    $ 4,014,741
Gross unrealized depreciation.....     (3,535,536)
                                      -----------
Net unrealized appreciation.......    $   479,205
                                      ===========



(a) Depositary receipts.

(b) Non-income producing security.

(c) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------
                                     NET
AFFILIATE                         ACTIVITY      INCOME
------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash
  Sweep Series...............    $1,651,156    $11,740
BlackRock Liquidity Series,
  LLC Money
  Market Series..............    $(580,000)    $ 2,873

------------------------------------------------------


(e) Represents the current yield as of report date.

   - Financial futures contracts purchased as of December 31, 2008 were as follows:

------------------------------------------------------------------------------
                                      EXPIRATION       FACE        UNREALIZED
CONTRACTS            ISSUE               DATE          VALUE      APPRECIATION
------------------------------------------------------------------------------
    30       Russell 2008 ICE MINI    March 2009    $1,365,811      $127,889




   - Foreign currency exchange contracts as of December 31, 2008 were as follows:

-----------------------------------------------------------------------
                                                           UNREALIZED
    CURRENCY                CURRENCY       SETTLEMENT     APPRECIATION
    PURCHASED                 SOLD            DATE       (DEPRECIATION)
-----------------------------------------------------------------------
JPY   12,537,000        USD     139,007      1/06/09        $   (684)
CAD      156,100        USD     125,427      1/21/09             971
CAD      247,100        USD     201,941      1/21/09          (1,859)
CHF      157,000        USD     131,369      1/21/09          16,167
EUR       37,100        USD      53,115      1/21/09          (1,595)
EUR       97,400        USD     135,843      1/21/09            (587)
EUR      980,000        USD   1,246,462      1/21/09         114,426
GBP       11,000        USD      16,147      1/21/09            (342)
GBP       88,700        USD     133,318      1/21/09          (5,871)
GBP      890,000        USD   1,365,616      1/21/09         (86,836)
JPY   19,997,600        USD     223,250      1/21/09          (2,548)
JPY  127,045,000        USD   1,334,604      1/21/09          67,520
USD      385,836        JPY  35,362,500      1/21/09          (4,440)
USD      685,477        JPY  61,916,000      1/21/09           2,145
USD      298,013        NOK   2,026,500      1/21/09           9,080
USD      191,402        SEK   1,519,000      1/21/09            (606)
USD       59,474        SGD      91,000      1/21/09          (3,640)

-----------------------------------------------------------------------

TOTAL                                                       $101,301
                                                            ========





See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments December 31, 2008 (concluded)

--------------------------------------------------------------------------------

   - Portfolio Abbreviations:

CAD  Canadian Dollar
CHF  Swiss Franc
EUR  Euro
GBP  British Pound
JPY  Japanese Yen
NOK  Norwegian Krone
SEK  Swedish Krona
SGD  Singapore Dollar
USD  U.S. Dollar


   - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

----------------------------------------------------------------
VALUATION                INVESTMENTS IN       OTHER FINANCIAL
INPUTS                     SECURITIES          INSTRUMENTS*
----------------------------------------------------------------

                             ASSETS        ASSETS    LIABILITIES
                         --------------   --------   -----------
Level 1..............      $24,786,856    $127,889           --

Level 2..............       21,325,836     210,309    $(109,008)

Level 3..............               --          --           --

----------------------------------------------------------------

TOTAL                      $46,112,692    $338,198    $(109,008)
                           ===========    ========    =========



* Other financial instruments are futures and foreign currency exchange contracts.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$43,159,301)..............    $ 44,461,536
Investments at value--affiliated (cost--$1,651,156).................       1,651,156
Unrealized appreciation on foreign currency exchange contracts......         210,309
Foreign currency at value (cost--$1,374,608)........................       1,382,934
Foreign currency exchange contracts receivable......................         224,892
Dividends receivable................................................         107,252
Margin variation receivable.........................................          42,900
Capital shares sold receivable......................................           3,792
Securities lending income receivable--affiliated....................             781
Prepaid expenses....................................................           2,774
                                                                        ------------
Total assets........................................................      48,088,326
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
Bank overdraft......................................................         224,891
Investments purchased payable.......................................         225,298
Unrealized depreciation on foreign currency exchange contracts......         109,008
Capital shares redeemed payable.....................................          65,976
Other accrued expenses payable......................................          34,759
Investment advisory fees payable....................................          28,997
Other affiliates payable............................................           1,187
Officer's and Directors' fees payable...............................              70
Distribution fees payable...........................................              28
Other liabilities...................................................              31
                                                                        ------------
Total liabilities...................................................         690,245
                                                                        ------------
------------------------------------------------------------------------------------

NET ASSETS..........................................................    $ 47,398,081
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......    $    487,926
Class III Shares, $0.10 par value, 100,000,000 shares authorized....           1,359
Paid-in capital in excess of par....................................     133,285,949
Undistributed net investment income.................................          18,930
Accumulated net realized loss.......................................     (87,937,791)
Net unrealized appreciation/depreciation............................       1,541,708
                                                                        ------------
NET ASSETS..........................................................    $ 47,398,081
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $47,266,509 and 4,879,258 shares
  outstanding.......................................................    $       9.69
                                                                        ============
Class III--Based on net assets of $131,572 and 13,588 shares
  outstanding.......................................................    $       9.68
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...........................................................    $  1,611,059
Foreign withholding tax.............................................         (52,235)
Income--affiliated..................................................          11,740
Securities lending--affiliated......................................           2,873
                                                                        ------------
Total income........................................................       1,573,437
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................         630,538
Custodian...........................................................          54,463
Professional........................................................          49,671
Accounting services.................................................          39,377
Officer and Directors...............................................          18,434
Printing............................................................          17,372
Transfer agent--Class I.............................................           4,996
Transfer agent--Class III...........................................               4
Distribution--Class III.............................................             107
Miscellaneous.......................................................          19,658
                                                                        ------------
Total expenses......................................................         834,620
Less fees waived by advisor.........................................             (35)
                                                                        ------------
Total expenses after waiver.........................................         834,585
                                                                        ------------
Net investment income...............................................         738,852
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments.......................................................     (19,863,990)
  Futures...........................................................         (40,602)
  Options written...................................................         226,646
  Foreign currency..................................................        (289,421)
                                                                        ------------
                                                                         (19,967,367)
                                                                        ------------
Net change in unrealized appreciation/depreciation on:
  Investments (including $70,932 foreign capital gain tax credit)...     (29,045,489)
  Futures...........................................................         127,889
  Options written...................................................        (177,216)
  Foreign currency..................................................         108,497
                                                                        ------------
                                                                         (28,986,319)
                                                                        ------------
Total realized and unrealized loss..................................     (48,953,686)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $(48,214,834)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                             -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2008             2007
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.....................................   $    738,852     $    822,516
Net realized gain (loss)..................................    (19,967,367)       9,611,099
Net change in unrealized appreciation/depreciation........    (28,986,319)      17,994,665
                                                             ------------     ------------
Net increase (decrease) in net assets resulting from
  operations..............................................    (48,214,834)      28,428,280
                                                             ------------     ------------

------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.................................................       (259,397)      (1,099,970)
  Class II................................................             --              (17)
  Class III...............................................           (603)             (17)
                                                             ------------     ------------
Decrease in net assets resulting from dividends to
  shareholders............................................       (260,000)      (1,100,004)
                                                             ------------     ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions......................................    (20,087,882)      12,596,895
                                                             ------------     ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets...................    (68,562,716)      39,925,171
Beginning of year.........................................    115,960,797       76,035,626
                                                             ------------     ------------
End of year...............................................   $ 47,398,081     $115,960,797
                                                             ============     ============

End of year undistributed (distributions in excess of) net
  investment income.......................................   $     18,930     $   (271,090)
                                                             ============     ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                                 ---------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------
                                                    2008       2007       2006      2005      2004
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $   18.02   $  13.29   $ 10.99   $  9.65   $   8.52
                                                 ---------   --------   -------   -------   --------
Net investment income(1)......................        0.13       0.14      0.13      0.13       0.14
Net realized and unrealized gain (loss).......      (8.41)       4.76      2.29      1.34       1.14
                                                 ---------   --------   -------   -------   --------
Net increase (decrease) from investment
  operations..................................      (8.28)       4.90      2.42      1.47       1.28
                                                 ---------   --------   -------   -------   --------
Dividends from net investment income..........      (0.05)     (0.17)    (0.12)    (0.13)     (0.15)
                                                 ---------   --------   -------   -------   --------
Net asset value, end of year..................   $    9.69   $  18.02   $ 13.29   $ 10.99   $   9.65
                                                 =========   ========   =======   =======   ========

----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value......................    (45.93)%     36.88%    22.01%    15.19%     15.10%
                                                 =========   ========   =======   =======   ========
----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses after waiver...................       0.99%      0.95%     0.96%     1.00%      0.92%
                                                 =========   ========   =======   =======   ========
Total expenses................................       0.99%      0.95%     0.96%     1.00%      0.92%
                                                 =========   ========   =======   =======   ========
Net investment income.........................       0.88%      0.90%     1.08%     1.32%      1.66%
                                                 =========   ========   =======   =======   ========
----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $  47,267   $115,961   $76,032   $63,494   $100,900
                                                 =========   ========   =======   =======   ========
Portfolio turnover............................        131%        64%       85%      117%        78%
                                                 =========   ========   =======   =======   ========
----------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                     CLASS III
                                    ---------------------------------------------------------------------------
                                                                    YEAR ENDED
                                           PERIOD                  DECEMBER 31,                   PERIOD
                                      JUNE 23, 2008(1)     ----------------------------   SEPTEMBER 30, 2004(3)
                                    TO DECEMBER 31, 2008    2007(2)     2006      2005     TO DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period.........................         $   15.76        $  13.28   $ 11.00   $  9.65          $  8.76
                                          ---------        --------   -------   -------          -------
Net investment income(4).........              0.02            0.11      0.12      0.10             0.05
Net realized and unrealized gain
  (loss).........................             (6.06)           4.76      2.28      1.38             0.99
                                          ---------        --------   -------   -------          -------
Net increase (decrease) from
  investment operations..........             (6.04)           4.87      2.40      1.48             1.04
                                          ---------        --------   -------   -------          -------
Dividends from net investment
  income.........................             (0.04)          (0.14)    (0.12)    (0.13)           (0.15)
                                          ---------        --------   -------   -------          -------
Net asset value, end of period...         $    9.68         $ 18.01   $ 13.28   $ 11.00          $  9.65
                                          =========        ========   =======   =======          =======

---------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(5)
Based on net asset value.........          (38.29)%(6)       36.66%    21.81%    15.29%           11.82%(6)
                                          =========        ========   =======   =======          =======
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses after waiver......             1.36%(7)        1.17%     1.07%     1.00%            0.92%(7)
                                          =========        ========   =======   =======          =======
Total expenses...................             1.36%(7)        1.17%     1.07%     1.00%            0.92%(7)
                                          =========        ========   =======   =======          =======
Net investment income............             1.20%(7)        0.69%     1.00%     1.24%            2.09%(7)
                                          =========        ========   =======   =======          =======
---------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)..         $     132         $    --(2)$     2   $     1          $     1
                                          =========        ========   =======   =======          =======
Portfolio turnover...............              131%             64%       85%      117%              78%
                                          =========        ========   =======   =======          =======
---------------------------------------------------------------------------------------------------------------



(1) Reissuance of shares.

(2) All shares were redeemed as of December 31, 2007.

(3) Commencement of operations.

(4) Based on average shares outstanding.

(5) Total investment returns exclude insurance-related fees and expenses.

(6) Aggregate total investment return.

(7) Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC
BlackRock Global Growth V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Fund, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Global Growth V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. All Class II and Class III Shares were redeemed on December 31, 2007. Effective June 23, 2008, the Fund reissued Class III Shares.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized securities exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior days price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investment in the Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC, at a fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Company's Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts

--------------------------------------------------------------------------------


and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

  - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on financial futures contracts for investment purposes or to manage interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

  - Forward currency contracts--A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into foreign currency contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

  - Options--The Fund may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

     When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is "covered", meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction.

     In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales

--------------------------------------------------------------------------------


of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

SEGREGATION AND COLLATERALIZATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregates assets in connection with certain investments (e.g., options, written options, forward foreign currency contracts, or financial futures contracts), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts and written options).

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended December 31, 2008, the Fund received only cash collateral for any securities loaned.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remain open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

--------------------------------------------------------------------------------

BANK OVERDRAFT: The Fund recorded a bank overdraft which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.75% of the average daily value of the Fund's average daily net assets.

The Advisor has entered into a separate sub- advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $1,697 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc. The distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of 0.15% and 0.25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

The Company has received an exceptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending--affiliated on the Statement of Operations. For the year ended December 31, 2008, BIM received $737 in securities lending fees.

In addition, MLPF&S received $44,299 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

--------------------------------------------------------------------------------

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $109,613,270 and $130,662,540, respectively.

Transactions in call options written for the year ended December 31, 2008 were as follows:

------------------------------------------------------
                                              Premiums
                                  Contracts   Received
------------------------------------------------------
Outstanding call options
  written, beginning of year....      --            --

Options written.................      41      $ 31,570

Options closed..................     (41)      (31,570)
                                     ---      --------

Outstanding call options
  written, end of year..........      --            --
                                     ===      ========

------------------------------------------------------


Transactions in put options written for the year ended December 31, 2008 were as follows:

------------------------------------------------------
                                              Premiums
                                 Contracts    Received
------------------------------------------------------
Outstanding put options
  written, beginning of year...      900     $ 224,466

Options written................       41        34,209

Options closed.................     (941)     (258,675)
                                    ----     ---------

Outstanding put options
  written, end of year.........       --            --
                                    ====     =========

------------------------------------------------------


4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  INCOME TAX INFORMATION:

RECLASSIFICATIONS: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to foreign currency transactions and passive foreign investment companies were reclassified to the following accounts:


-----------------------------------------------
Undistributed net investment
  income............................  $(188,832)
Accumulated net realized loss.......  $ 188,832
-----------------------------------------------


The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

------------------------------------------------------
                               12/31/2008   12/31/2007
------------------------------------------------------
Distributions paid from:

  Ordinary income............   $260,000    $1,100,004
                                --------    ----------

Total taxable distributions..   $260,000    $1,100,004
                                ========    ==========

------------------------------------------------------


As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:


------------------------------------------------

Undistributed net ordinary
  income..........................  $    123,982
                                    ------------
Total undistributed net earnings..       123,982
Capital loss carryforward.........   (65,486,657)
Net unrealized losses.............   (21,014,478)*
                                    ------------
Total accumulated net losses......  $(86,377,153)
                                    ============
------------------------------------------------


* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the deferral of post-October capital losses for tax purposes.

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

-------------------------------------------------
EXPIRES DECEMBER 31,
-------------------------------------------------
2009...............................   $17,661,989

2010...............................    41,396,526

2011...............................     6,428,142
                                      -----------

TOTAL..............................   $65,486,657
                                      ===========

-------------------------------------------------


6.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are

--------------------------------------------------------------------------------

owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

As of December 31, 2008, the Fund had the following unaudited industry classifications:

-------------------------------------------------
                                       Percent of
                                       Long-Term
Industry                              Investments
-------------------------------------------------
Oil, Gas & Consumable Fuels.........       13%

Commercial Banks....................       10

Metals & Mining.....................        8

Food Products.......................        5

Pharmaceuticals.....................        5

Biotechnology.......................        4

Machinery...........................        4

Insurance...........................        3

Semiconductors & Semiconductor
  Equipment.........................        3

Diversified Financial Services......        3

Media...............................        3

Wireless Telecommunication
  Services..........................        2

Airlines............................        2

Software............................        2

Diversified Telecommunication
  Services..........................        2

Computers & Peripherals.............        2

Food & Staples Retailing............        2

Capital Markets.....................        2

Textiles, Apparel & Luxury Goods....        2

Health Care Equipment & Supplies....        2

Chemicals...........................        2

Construction & Engineering..........        1

Electrical Equipment................        1

Health Care Providers & Services....        1

Communications Equipment............        1

Hotels, Restaurants & Leisure.......        1

Real Estate Investment Trusts
  (REITs)...........................        1

Beverages...........................        1

Internet Software & Services........        1

Electric Utilities..................        1

Household Products..................        1

Multiline Retail....................        1

Diversified Consumer Services.......        1

Air Freight & Logistics.............        1

Tobacco.............................        1

Thrifts & Mortgage Finance..........        1

Specialty Retail....................        1

Real Estate Management &
  Development.......................        1

Trading Companies & Distributors....        1

Multi-Utilities.....................        1

-------------------------------------------------


7.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:

--------------------------------------------------------
Class I Shares
Year Ended December 31,
2008                           Shares          Amount
--------------------------------------------------------
Shares sold................     638,020     $  9,981,491

Shares issued to
  shareholders in
  reinvestment of
  dividends................      27,048          259,397
                             ----------     ------------

Total issued...............     665,068       10,240,888

Shares redeemed............  (2,219,627)     (30,513,631)
                             ----------     ------------

Net decrease...............  (1,554,559)    $(20,272,743)
                             ==========     ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                           Shares          Amount
--------------------------------------------------------
Shares sold................   1,828,561     $ 29,621,451

Shares issued to
  shareholders in
  reinvestment of
  dividends................      60,706        1,099,970
                             ----------     ------------

Total issued...............   1,889,267       30,721,421

Shares redeemed............  (1,176,435)     (18,120,266)
                             ----------     ------------

Net increase...............     712,832     $ 12,601,155
                             ==========     ============
--------------------------------------------------------



----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares sold.....................      1      $    17

Shares redeemed.................   (119)      (2,147)
                                   ----      -------

Net decrease....................   (118)     $(2,130)
                                   ====      =======
----------------------------------------------------


* All shares redeemed on December 31, 2007.

----------------------------------------------------
Class III Shares Period June
23, 2008+ to December 31, 2008   Shares      Amount
----------------------------------------------------
Shares sold....................  13,593     $185,009

Shares issued to shareholders
  in reinvestment of
  dividends....................      63          603
                                 ------     --------

Total issued...................  13,656      185,612

Shares redeemed................     (68)        (751)
                                 ------     --------

Net increase...................  13,588     $184,861
                                 ======     ========

----------------------------------------------------


+ Reissuance of shares.

----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares sold.....................      1      $    17

Shares redeemed.................   (119)      (2,147)
                                   ----      -------

Net decrease....................   (118)     $(2,130)
                                   ====      =======

----------------------------------------------------


* All shares redeemed on December 31, 2007.

8.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK GLOBAL GROWTH V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Growth V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2009

--------------------------------------------------------------------------------

     BLACKROCK GOVERNMENT INCOME V.I. FUND


     ----------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - For the 12-month period, the Fund underperformed its benchmark, a composite of the Barclays Capital Mortgage-Backed Securities Index (formerly the Lehman Brothers Mortgage-Backed Securities Index) and the Merrill Lynch 10-Year Treasury Index.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Unprecedented events of the past 12 months included the failures of several prominent US financial institutions; the US government's takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the US residential mortgage market); the reorganization of Wall Street's remaining investment banks, Goldman Sachs and Morgan Stanley, as bank holding companies; and the passing of a $700 billion Troubled Asset Relief Program (TARP) bill by the US Congress. Given the wealth of negative financial news, fixed income markets continued to be heavily affected by the flight-to-quality trade in which investors have been fleeing from anything perceived to have exposure to credit risk in favor of the safety of Treasury bonds. Housing market turmoil, credit market volatility, severe liquidity issues and global financial market contagion all contributed to the re-emergence of overall volatility, with spreads between US Treasury securities and all major sectors widening dramatically, and in some cases, to record levels. Over the 12 months, the yield on the 10-year US Treasury note was highly volatile, but in general trended lower, falling from 4.03% at the beginning of the year to 2.21% by year-end, as prices correspondingly rose.

  - Against this backdrop, the Fund's underweight exposure to US Treasury securities was one of the primary factors detracting from performance, as Treasuries outpaced all other sectors over the one-year period. Exposure to non-agency debt and commercial mortgage-backed securities (CMBS) also hampered Fund returns.

  - On the positive side, we tactically traded yield curve positioning throughout the period--we were biased toward a steeper yield curve for most of the year, before moving to a flattening bias closer to year-end. Collectively, these trades benefited performance. Our allocation to Treasury debt and exposure to Agency mortgage-backed securities (MBS) also aided results for the period. In addition, we actively managed which subset, based on underlying mortgage rates, of the MBS sector to focus on for investment purposes. These decisions are based on prepayment risk, as well as supply and demand. Our attention to this facet of the management of the Fund contributed positively.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - Early in the period, we added to the CMBS and non-agency space, though we reversed this to some degree as the CMBS market rallied toward year-end. Throughout the year, we actively managed the slope of the yield curve, moving from a steepening to a flattening bias at the end of the period.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the annual period slightly short duration relative to the benchmark, with a yield curve flattening bias. The Fund retained a slight underweight in Treasuries, while maintaining overweight positions in MBS (with an emphasis on agencies) and CMBS.





The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                     50% BARCLAYS
                                                               CAPITAL MORTGAGE-BACKED
                                       BLACKROCK GOVERNMENT        SECURITIES INDEX
                                            INCOME V.I.                 & 50%              MERRILL LYNCH
                                          FUND(2)-- CLASS              ML 10-YR           10-YR TREASURY
                                            I SHARES(1)           TREASURY INDEX(3)          INDEX(3)
                                       --------------------    -----------------------    --------------
12/98                                          10000                    10000                  10000
12/99                                           9821                     9670                   9175
12/00                                          10949                    10928                  10538
12/01                                          11718                    11612                  10987
12/02                                          12861                    12972                  12593
12/03                                          13125                    13267                  12759
12/04                                          13666                    13903                  13376
12/05                                          14106                    14225                  13642
12/06                                          14657                    14692                  13827
12/07                                          15252                    15918                  15177
12/08                                          16424                    18167                  18221
                                            BARCLAYS CAPITAL
                                       MORTGAGE-BACKED SECURITIES
                                                INDEX(3)
                                       --------------------------
12/98                                             10000
12/99                                             10186
12/00                                             11322
12/01                                             12253
12/02                                             13325
12/03                                             13734
12/04                                             14380
12/05                                             14755
12/06                                             15526
12/07                                             16598
12/08                                             17982




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2) The Fund invests in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and mortgage securities issued by U.S. government agencies.

(3) This composite index is comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%). The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria.
     The Merrill Lynch 10-Year Treasury Index is a widely recognized unmanaged one security index that consists of the current "on-the-run" 10-Year Treasury issue.

--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------


                                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                 STANDARDIZED         6-MONTH         ---------------------------------
                                                 30-DAY YIELD      TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                    2.46%              6.90%           7.69%       4.59%        5.09%

-----------------------------------------------------------------------------------------------------------------------

50% Barclays Capital Mortgage-Backed
  Securities Index/50% Merrill Lynch 10-
  Year Treasury Index                                  --              11.91           14.13        6.49         6.15
-----------------------------------------------------------------------------------------------------------------------

Barclays Capital Mortgage-Backed Securities
  Index                                                --               6.29            8.34        5.54         6.04
-----------------------------------------------------------------------------------------------------------------------

Merrill Lynch 10-Year Treasury Index                   --              17.70           20.06        7.39         6.18
-----------------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
PORTFOLIO COMPOSITION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities...............             68%
U.S. Government Obligations.....................................             23
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...............              6
Non-U.S. Government Agency Mortgage-Backed Securities...........              2
Asset-Backed Securities.........................................              1

----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
The Benefits and Risks of Leveraging

--------------------------------------------------------------------------------

The Fund may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings or issuance of short-term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's shareholders will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Fund, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund's NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund's ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce investment returns.


--------------------------------------------------------------------------------
Derivative Instruments

--------------------------------------------------------------------------------

The Fund may invest in various derivative instruments, including swap agreements, swaptions and futures, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund's ability to successfully use a derivative instrument depends on the Advisor's ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund's investments in these instruments are discussed in detail in the Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                  INCLUDING INTEREST EXPENSE
                 --------------------------------------------------------------------------------------------
                                          ACTUAL                                     HYPOTHETICAL(2)
                 --------------------------------------------------------   ---------------------------------
                   BEGINNING           ENDING                                 BEGINNING           ENDING
                 ACCOUNT VALUE     ACCOUNT VALUE         EXPENSES PAID      ACCOUNT VALUE     ACCOUNT VALUE
                  JULY 1, 2008   DECEMBER 31, 2008   DURING THE PERIOD(1)    JULY 1, 2008   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------

Class I........      $1,000          $1,069.00               $3.97              $1,000          $1,021.46

-------------------------------------------------------------------------------------------------------------
                  INCLUDING INTEREST
                        EXPENSE
                 --------------------
                    HYPOTHETICAL(2)
                 --------------------
                     EXPENSES PAID
                 DURING THE PERIOD(1)
-------------------------------------

Class I........          $3.88

-------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.76% for Class I, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.


                                                  EXCLUDING INTEREST EXPENSE
                 --------------------------------------------------------------------------------------------
                                          ACTUAL                                     HYPOTHETICAL(2)
                 --------------------------------------------------------   ---------------------------------
                   BEGINNING           ENDING                                 BEGINNING           ENDING
                 ACCOUNT VALUE     ACCOUNT VALUE         EXPENSES PAID      ACCOUNT VALUE     ACCOUNT VALUE
                  JULY 1, 2008   DECEMBER 31, 2008   DURING THE PERIOD(1)    JULY 1, 2008   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------

Class I........      $1,000          $1,069.00               $2.98              $1,000          $1,022.42

-------------------------------------------------------------------------------------------------------------
                  EXCLUDING INTEREST
                        EXPENSE
                 --------------------
                    HYPOTHETICAL(2)
                 --------------------
                     EXPENSES PAID
                 DURING THE PERIOD(1)
-------------------------------------

Class I........          $2.91

-------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.57% for Class I, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------



                                       PAR
ASSET-BACKED SECURITIES              (000)      VALUE
---------------------------------------------------------
Carrington Mortgage Loan
  Trust
  Series 2006-NC1 Class A2,
  0.631%, 1/25/36(a)........      $  5,587  $   5,327,663
IXIS Real Estate Capital
  Trust
  Series 2006-HE3 Class A1,
  0.521%, 1/25/37(a)........           321        315,434
Soundview Home Equity Loan
  Trust
  Series 2006-EQ1 Class A1,
  0.521%, 10/25/36(a).......             1          1,224

---------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES--2.3%             5,644,321
---------------------------------------------------------

---------------------------------------------------------


U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
---------------------------------------------------------
Fannie Mae Guaranteed Pass
  Through Certificates:
  4.50%, 1/15/24-
  2/15/39(b)................        97,700     98,908,398
  5.00%, 1/15/24-
  1/15/39(b)................        54,800     56,013,802
  5.089%,
  11/01/35(a)(c)(d).........         3,318      3,347,080
  5.223%, 9/01/38(a)(d).....         3,083      3,135,760
  5.50%, 1/15/39(b).........        32,900     33,722,500
  5.52%, 11/01/38(a)(d).....         1,086      1,106,071
  6.00%, 1/15/39(b).........        39,900     41,072,062
  6.50%, 1/15/39(b).........         8,400      8,722,879
  7.50%, 5/01/32(d).........           358        379,311
  8.00%, 2/01/30-11/01/32...           180        190,672
Freddie Mac Mortgage
  Participation
  Certificates:
  5.00%, 1/15/39(b).........         7,500      7,664,063
  5.306%, 11/01/38(a)(d)....           967        981,398
  5.50%, 8/01/38-
  1/15/39(b)(c)(d)..........         6,237      6,389,046
  6.00%, 1/15/24-
  1/15/39(b)................         8,900      9,177,000
  7.50%, 8/01/29-9/01/31....             7          7,678
  8.00%, 12/01/29-7/01/30...           237        251,205
Ginnie Mae MBS Certificates:
  5.50%, 2/15/39............           800        819,250
  6.00%, 2/21/37-
  2/15/39(b)................         4,400      4,521,876
  6.50%, 1/15/39-
  2/15/39(b)................         2,400      2,491,126
---------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES--116.7%            278,901,177
---------------------------------------------------------

---------------------------------------------------------


U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES--COLLATERALIZED
MORTGAGE OBLIGATIONS
---------------------------------------------------------
Fannie Mae Trust
  Series 2006-M2 Class A2A,
  5.271%, 10/25/32(a).......         3,425      3,580,464
Freddie Mac Multiclass:
  Series 2971 Class GD, 5%,
  5/15/20...................         2,850      2,809,083
  Series 3042 Class EA,
  4.50%, 9/15/35(c).........         3,806      3,628,450
Ginnie Mae Trust(a):
  Series 2002-83 Class IO,
  1.574%, 10/16/42(e).......        42,868      1,022,221
  Series 2003-17 Class IO,
  1.24%, 3/16/43(e).........        73,262      2,351,350
  Series 2003-109 Class IO,
  1.098%, 11/16/43(e).......        37,508      1,303,775
  Series 2004-9 Class IO,
  1.383%, 3/16/34(e)........        21,195        709,098
  Series 2004-43 Class Z,
  4.50%, 6/16/44............         3,983      3,202,353
  Series 2004-45 Class Z,
  5.684%, 6/16/45...........         4,210      4,527,532
  Series 2004-77 Class IO,
  1.065%, 9/16/44(e)........        48,534      1,690,233
---------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES--COLLATERALIZED MORTGAGE
OBLIGATIONS--10.4%                             24,824,559
---------------------------------------------------------

---------------------------------------------------------


NON-U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--2.7%
Countrywide Alternative Loan
  Trust
  Series 2008-2R:
  Class 3A1, 6%, 8/25/37....         1,811      1,049,123
  Class 4A1, 6.25%,
  8/25/37...................         3,352      2,064,719
Countrywide Home Loan
  Mortgage Pass-Through
  Trust
  Series 2003-10 Class A6,
  0.821%, 5/25/33(a)........           428        426,354
GS Mortgage Securities Corp.
  II
  Series 2007-GG10 Class A4,
  5.993%, 8/10/45(a)........         2,675      1,941,131
Residential Funding Mortgage
  Securities I
  Series 2007-S2 Class A3,
  6%, 2/25/37...............         1,110        896,831
---------------------------------------------------------

TOTAL NON-U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES--2.7%                         6,378,158
---------------------------------------------------------

---------------------------------------------------------



U.S. GOVERNMENT OBLIGATIONS
---------------------------------------------------------
U.S. Treasury Notes:
  3.375%, 6/30/13...........           200        218,062
  3.75%, 11/15/18(d)........        83,050     94,015,092
---------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS--39.4%       94,233,154
---------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$400,859,900)--171.5%                  409,981,369
---------------------------------------------------------

---------------------------------------------------------


                                BENEFICIAL
                                  INTEREST
SHORT-TERM SECURITIES                (000)
---------------------------------------------------------
BlackRock Liquidity Funds,
  TempFund Portfolio,
  1.60%(f)(g)...............      $ 80,900     80,900,000
BlackRock Liquidity Series,
  LLC Cash Sweep Series,
  1.64%(f)(g)...............        60,097     60,097,498
---------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$140,997,498)--59.0%                   140,997,498
---------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------



OPTIONS PURCHASED             CONTRACTS(H)      VALUE
---------------------------------------------------------
OVER-THE-COUNTER CALL SWAPTIONS
Receive a fixed rate of
  4.21% and pay a floating
  rate based on 3-month
  LIBOR, expiring October
  2009, Broker Deutsche Bank
  AG........................            33  $   4,549,479
Receive a fixed rate of
  2.555% and pay a floating
  rate based on 3-month
  LIBOR, expiring December
  2010, Broker Credit Suisse
  International.............            20        829,068
                                            -------------
                                                5,378,547
---------------------------------------------------------


OVER-THE-COUNTER PUT SWAPTIONS
Pay a fixed rate of 4.21%
  and receive a floating
  rate based 3-month LIBOR,
  expiring October 2009,
  Broker Deutsche Bank AG...            33        339,735
Pay a fixed rate of 2.555%
  and receive a floating
  rate based 3-month LIBOR,
  expiring December 2010,
  Broker Credit Suisse
  International.............            20      1,544,732
                                            -------------
                                                1,884,467
---------------------------------------------------------
---------------------------------------------------------

TOTAL OPTIONS PURCHASED
(COST--$5,466,800)--3.0%                        7,263,014
---------------------------------------------------------

TOTAL INVESTMENTS BEFORE TBA SALE
COMMITMENTS AND OPTIONS WRITTEN
(COST--$547,324,198*)--233.5%                 558,241,881
---------------------------------------------------------

---------------------------------------------------------


                                       PAR
TBA SALE COMMITMENTS                 (000)
---------------------------------------------------------
Fannie Mae Guaranteed Pass
  Through Certificates:
  4.50%, 1/15/24-2/15/39....      $(19,600)   (19,863,385)
  5.00%, 1/15/24-1/15/39....       (23,000)   (23,481,574)
  5.50%, 1/15/39............        (4,000)    (4,100,000)
  6.00%, 1/15/39............       (32,900)   (33,866,437)
Freddie Mac Mortgage
  Participation
  Certificates,
  6.00%, 1/15/24-1/15/39....        (6,900)    (7,107,000)
Ginnie Mae MBS Certificates,
  6.50%, 1/15/39-2/15/39....        (1,200)    (1,247,626)
---------------------------------------------------------

TOTAL TBA SALE COMMITMENTS
(PROCEEDS--$89,741,367)--(37.5)%              (89,666,022)
---------------------------------------------------------

---------------------------------------------------------




OPTIONS WRITTEN               CONTRACTS(H)
---------------------------------------------------------
OVER-THE-COUNTER CALL SWAPTIONS
Pay a fixed rate of 4.80%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring October
  2009, Broker Deutsche Bank
  AG........................            33     (6,096,090)
Pay a fixed rated of 3.25%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring December
  2010, Broker Credit Suisse
  International.............            20     (1,453,351)
                                            -------------
                                               (7,549,441)
---------------------------------------------------------


OVER-THE-COUNTER PUT SWAPTIONS
Receive a fixed rate of
  4.80% and pay a floating
  rate based on 3-month
  LIBOR, expiring October
  2009, Broker Deutsche Bank
  AG........................            33       (167,640)
Receive a fixed rate of
  3.25% and pay a floating
  rate based on 3-month
  LIBOR, expiring December
  2010, Broker Credit Suisse
  International.............            20       (950,793)
                                            -------------
                                               (1,118,433)
---------------------------------------------------------
---------------------------------------------------------

TOTAL OPTIONS WRITTEN
(PREMIUMS RECEIVED--$5,526,400)--(3.6)%        (8,667,874)
---------------------------------------------------------

TOTAL INVESTMENTS, NET OF TBA SALE
COMMITMENTS AND OPTIONS WRITTEN--192.4%...    459,907,985

LIABILITIES IN EXCESS OF OTHER
ASSETS--(92.4)%...........................   (220,884,257)
                                            -------------

NET ASSETS--100.0%........................  $ 239,023,728
                                            =============




--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $547,437,489
                                     ============
Gross unrealized appreciation....    $ 14,996,668
Gross unrealized depreciation....      (4,192,276)
                                     ------------
Net unrealized appreciation......    $ 10,804,392
                                     ============



  (a) Variable rate security. Rate shown is as of report date.

(b) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(c) All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.

(d) All or a portion of the security has been pledged as collateral in connection with swaps.

(e) Represents the interest only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------
                         PURCHASE      SALES     REALIZED
AFFILIATE                  COST        COST        LOSS     INCOME
-------------------------------------------------------------------
BlackRock Liquidity
  Funds, TempFund
  Portfolio..........  $80,900,000*         --         --  $461,538
BlackRock Liquidity
  Series, LLC Cash
  Sweep Series.......  $60,097,498*         --         --  $873,171
Merrill Lynch
  Mortgage Investors,
  Inc.
  Series 2006-A3
  Class 3A, 5.823%,
  5/25/36............           --  $2,450,836  $(683,139) $ 85,785

-------------------------------------------------------------------



* Represents net purchase cost.

(g) Represents the current yield as of report date.

(h) One contract represents a notional amount of $1,000,000.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments December 31, 2008 (continued)

--------------------------------------------------------------------------------

  - Financial futures contracts purchased as of December 31, 2008 were as follows:

-------------------------------------------------------------------------
                                                    FACE      UNREALIZED
CONTRACTS         ISSUE        EXPIRATION DATE     VALUE     DEPRECIATION
-------------------------------------------------------------------------
   184           10-Year
           U.S. Treasury Bond     March 2009    $23,559,096    $(421,096)





  - Financial futures contracts sold as of December 31, 2008 were as follows:

-------------------------------------------------------------------------
                                                   FACE       UNREALIZED
CONTRACTS        ISSUE        EXPIRATION DATE      VALUE     DEPRECIATION
-------------------------------------------------------------------------
   912        5-Year U.S.
             Treasury Bond       March 2009    $107,695,599    $(882,276)





  - Interest rate swaps outstanding as of December 31, 2008 were as follows:

--------------------------------------------------------
                                NOTIONAL    UNREALIZED
                                 AMOUNT    APPRECIATION
                                  (000)   (DEPRECIATION)
--------------------------------------------------------

Pay a fixed rate of 4.95% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires August 2009.........  $101,000   $ (2,329,437)

Receive a fixed rate of
  2.33552% and pay a floating
  rate based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires March 2010..........  $ 75,400        971,435

Receive a fixed rate of 2.585%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires March 2010..........  $ 71,000      1,141,948

Receive a fixed rate of 2.655%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Credit Suisse
  International
  Expires March 2010..........  $ 30,300        466,830

Pay a fixed rate of 3.16% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires May 2010............  $ 65,400     (1,542,024)

Pay a fixed rate of 3.325% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires June 2010...........  $ 41,400     (1,128,350)

Receive a fixed rate of
  3.2675% and pay a floating
  rate based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires June 2010...........  $ 29,600        775,311

Pay a fixed rate of 3.2225%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, JPMorgan Chase Bank,
  National Association
  Expires September 2010......  $ 62,500     (1,835,777)

Receive a fixed rate of 5.218%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, JPMorgan Chase Bank,
  National Association
  Expires January 2011........  $ 51,575      3,790,240

Receive a fixed rate of
  4.36564% and pay a floating
  rate based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires July 2013...........  $ 15,200      1,512,410

Receive a fixed rate of
  4.04151% and pay a floating
  rate based on 3-month LIBOR
  Broker, Goldman Sachs Bank
  USA
  Expires July 2013...........  $ 30,500      2,607,565

Pay a fixed rate of 3.875% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, JPMorgan Chase Bank,
  National Association
  Expires September 2013......  $ 50,000     (3,961,561)

Receive a fixed rate of
  3.6525% and pay a floating
  rate based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires September 2013......  $  3,000        209,744

Pay a fixed rate of 3.975% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, JPMorgan Chase Bank,
  National Association
  Expires October 2013........  $ 26,000     (2,206,148)

Receive a fixed rate of
  3.5475% and pay a floating
  rate based on 3-month LIBOR
  Broker, JPMorgan Chase Bank,
  National Association
  Expires October 2013........  $ 26,000      1,710,801

Receive a fixed rate of 2.66%
  and pay a floating rate
  based on 3-month LIBOR.
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires December 2013.......  $ 43,000      1,038,072

Pay a fixed rate of 5.741% and
  receive a floating rate
  based on 3--month LIBOR
  Broker, Credit Suisse
  International
  Expires July 2017...........  $ 32,000     (8,070,326)

Pay a fixed rate of 5.7125%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires July 2017...........  $ 58,000    (14,499,448)

Receive a fixed rate of 5.354%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires August 2017.........  $ 25,000      5,605,070

Receive a fixed rate of 4.93%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires June 2018...........  $  1,000        203,359

Receive a fixed Rate of 4.68%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires June 2018...........  $ 12,700      2,294,026

Pay a fixed rate of 4.66102%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Credit Suisse
  International
  Expires June 2018...........  $  4,700       (842,203)

Pay a fixed rate of 4.71521%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires June 2018...........  $ 14,200     (2,609,325)

Receive a fixed rate of 4.38%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires September 2018......  $  2,200        349,846


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments December 31, 2008 (concluded)

--------------------------------------------------------------------------------

                                NOTIONAL    UNREALIZED
                                 AMOUNT    APPRECIATION
                                  (000)   (DEPRECIATION)
--------------------------------------------------------

Receive a fixed rate of 4.205%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires September 2018......  $ 33,300   $  4,759,672

Receive a fixed rate of
  4.3275% and pay a floating
  rate based on 3-month LIBOR
  Broker, JPMorgan Chase Bank,
  National Association
  Expires September 2018......  $ 35,200      5,381,497

Pay a fixed rate of 4.13% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires November 2018.......  $  1,200       (164,413)
--------------------------------------------------------

TOTAL                                      $ (6,371,186)
                                           ============



  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

-------------------------------------------------------------------------
VALUATION               INVESTMENTS IN               OTHER FINANCIAL
INPUTS                    SECURITIES                  INSTRUMENTS*
-------------------------------------------------------------------------
                    ASSETS       LIABILITIES      ASSETS      LIABILITIES
                 ------------   ------------   -----------   ------------
Level 1.......             --             --            --   $ (1,303,372)
Level 2.......   $550,978,867   $(89,666,022)  $40,080,840    (47,856,886)
Level 3.......             --             --            --             --

-------------------------------------------------------------------------

TOTAL            $550,978,867   $(89,666,022)  $40,080,840   $(49,160,258)
                 ============   ============   ===========   ============



* Other financial instruments are swaps, futures and options.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$406,326,700).............    $417,244,383
Investments at value--affiliated (cost--$140,997,498)...............     140,997,498
Unrealized appreciation on swaps....................................      32,817,826
Investments sold receivable.........................................     133,624,455
TBA sale commitments receivable.....................................      89,741,367
Swaps receivable....................................................       7,123,657
Interest receivable.................................................       1,786,842
Principal paydown receivable........................................         547,221
Margin variation receivable.........................................         254,275
Prepaid expenses....................................................           7,158
Other assets........................................................         416,983
                                                                        ------------
Total assets........................................................     824,561,665
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
TBA sale commitments payable (proceeds--$89,741,367)................      89,666,022
Unrealized depreciation on swaps....................................      39,189,012
Options written at value (premiums received--$5,526,400)............       8,667,874
Collateral received for swaps.......................................       5,600,000
Bank overdraft......................................................      24,106,485
Investments purchased payable.......................................     395,599,683
Payable for treasury rolls..........................................      14,270,852
Swaps payable.......................................................       7,557,048
Capital shares redeemed payable.....................................         424,362
Income dividends payable............................................         319,808
Investment advisory fees payable....................................          68,920
Other accrued expenses payable......................................          51,611
Other affiliates payable............................................           1,754
Officer's and Directors' fees payable...............................             147
Other liabilities...................................................          14,359
                                                                        ------------
Total liabilities...................................................     585,537,937
                                                                        ------------
------------------------------------------------------------------------------------

NET ASSETS..........................................................    $239,023,728
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 300,000,000 shares authorized......    $  2,210,904
Paid-in capital in excess of par....................................     229,311,068
Accumulated net realized gain.......................................       7,324,760
Net unrealized appreciation/depreciation............................         176,996
                                                                        ------------

NET ASSETS..........................................................    $239,023,728
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $239,023,728 and 22,109,040 shares
  outstanding.......................................................    $      10.81
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest............................................................    $ 8,622,104
Income--affiliated..................................................      1,420,494
                                                                        -----------
Total income........................................................     10,042,598
                                                                        -----------

-----------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................      1,129,052
Accounting services.................................................         79,304
Custodian...........................................................         65,204
Professional fees...................................................         42,264
Printing............................................................         37,430
Officer and Directors...............................................         22,087
Transfer agent......................................................          5,000
Miscellaneous.......................................................         25,579
                                                                        -----------
Total expenses excluding interest expense...........................      1,405,920
Interest expense....................................................        567,902
                                                                        -----------
Total expenses......................................................      1,973,822
Less fees waived by advisor.........................................        (35,147)
                                                                        -----------
Total expenses after waiver.........................................      1,938,675
                                                                        -----------
Net investment income...............................................      8,103,923
                                                                        -----------
-----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments--unaffiliated.........................................     16,678,426
  Investments--affiliated...........................................       (683,139)
  Futures and swaps.................................................     (6,435,943)
  Options written...................................................         30,987
  TBA sale commitments..............................................        (29,495)
  Borrowed bonds....................................................       (132,306)
                                                                        -----------
                                                                          9,428,530
                                                                        -----------
Net change in unrealized appreciation/depreciation on:
  Investments.......................................................      6,150,982
  Futures and swaps.................................................     (3,432,156)
  Options written...................................................     (3,144,571)
  TBA sale commitments..............................................        584,911
  Short sales.......................................................         (9,708)
                                                                        -----------
                                                                            149,458
                                                                        -----------
Total realized and unrealized gain..................................      9,577,988
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $17,681,911
                                                                        ===========
-----------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                             -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2008             2007
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.....................................   $  8,103,923     $ 12,636,932
Net realized gain.........................................      9,428,530          544,471
Net change in unrealized appreciation/depreciation........        149,458       (3,180,241)
                                                             ------------     ------------
Net increase in net assets resulting from operations......     17,681,911       10,001,162
                                                             ------------     ------------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.................................................     (5,359,619)     (12,436,890)
  Class II................................................             --              (48)
  Class III...............................................             --              (45)
Net realized gain:
  Class I.................................................       (960,943)      (1,075,715)
  Class II................................................             --               (8)
  Class III...............................................             --               (7)
                                                             ------------     ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders...........................     (6,320,562)     (13,512,713)
                                                             ------------     ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions............................................    (10,894,498)     (83,794,225)
                                                             ------------     ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets...................        466,851      (87,305,776)
Beginning of year.........................................    238,556,877      325,862,653
                                                             ------------     ------------
End of year...............................................   $239,023,728     $238,556,877
                                                             ============     ============
End of year distributions in excess of net investment
  income..................................................             --     $     (1,980)
                                                             ============     ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                                ----------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------
                                                  2008       2007       2006       2005       2004
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $  10.32   $  10.43   $  10.50   $  10.65   $  10.59
                                                --------   --------   --------   --------   --------
Net investment income(1).....................       0.37       0.47       0.46       0.39       0.30
Net realized and unrealized gain (loss)......       0.41     (0.07)     (0.06)     (0.05)       0.14
                                                --------   --------   --------   --------   --------
Net increase from investment operations......       0.78       0.40       0.40       0.34       0.44
                                                --------   --------   --------   --------   --------
Dividends and distributions from:
  Net investment income......................     (0.27)     (0.44)     (0.47)     (0.49)     (0.31)
  Net realized gain..........................     (0.02)     (0.07)         --     (0.00)(2)  (0.07)
                                                --------   --------   --------   --------   --------
Total dividends and distributions............     (0.29)     (0.51)     (0.47)     (0.49)     (0.38)
                                                --------   --------   --------   --------   --------
Net asset value, end of year.................   $  10.81   $  10.32   $  10.43   $  10.50   $  10.65
                                                ========   ========   ========   ========   ========

----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value.....................      7.69%      4.06%      3.91%      3.22%      4.13%
                                                ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses after waiver and excluding
  interest expense...........................      0.61%      0.63%      0.58%      0.59%      0.58%
                                                ========   ========   ========   ========   ========
Total expenses after waiver..................      0.86%      0.91%      0.58%      0.59%      0.62%
                                                ========   ========   ========   ========   ========
Total expenses...............................      0.87%      0.91%      0.58%      0.59%      0.62%
                                                ========   ========   ========   ========   ========
Net investment income........................      3.58%      4.70%      4.43%      3.69%      2.84%
                                                ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $239,024   $238,557   $325,861   $298,080   $321,209
                                                ========   ========   ========   ========   ========
Portfolio turnover...........................     5,353%(4)  2,305%       448%        61%       145%
                                                ========   ========   ========   ========   ========
----------------------------------------------------------------------------------------------------



 (1) Based on average shares outstanding.

 (2) Amount is less than $(0.01) per share.

 (3) Total investment returns exclude insurance-related fees and expenses.

 (4) Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 4,916%.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Fund, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Government Income V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III Shares were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Company's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund's pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value.

Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investment in BlackRock Liquidity Funds, TempFund Portfolio and BlackRock Liquidity Series, LLC Cash Sweep Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund. TBA commitments are valued at the current market value of the underlying securities.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

  - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on financial futures contracts. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund

--------------------------------------------------------------------------------


    agrees to receive from, or pay, to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

  - Options--The Fund may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

    When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is "covered", meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction.

    In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction.

  - Swaps--The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund is recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

    Credit default swaps--The Fund may enter into credit default swaps for investment purposes or to manage its credit risk. The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g. bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). The Fund may either buy or sell (write) credit default swaps. As a buyer, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or

--------------------------------------------------------------------------------


    underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the sweep less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty, the Fund may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

    Interest rate swaps--Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

  - Swaptions--Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreements at any time before the expiration of the option.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

COLLATERALIZED MORTGAGE OBLIGATIONS: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only ("IOs"), principal only ("POs"), planned amortization classes ("PACs") and targeted amortization classes ("TACs"). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in

--------------------------------------------------------------------------------


response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

DOLLAR, MORTGAGE AND TREASURY ROLLS: The Fund may sell mortgage-backed securities or US Treasury securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. Pools of mortgages collateralizing mortgage dollar roll securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund.

These techniques involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Fund.

REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

SHORT SALES: When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. When the Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Fund is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount will be recognized upon the termination of the short sale if the market price is greater or less than the proceeds originally received.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

TBA COMMITMENTS: The Fund may enter into to-be-announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets.

SEGREGATION AND COLLATERALIZATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregates assets in connection with certain investments (e.g., dollar

--------------------------------------------------------------------------------


rolls, TBA's beyond normal settlement, short sales, options, swaps, written swaptions, written options or financial futures contracts) or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, reverse repurchase agreements, swaps and written options).

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.50% of the average daily value of the Fund's average daily net assets.

The Advisor has entered into a separate sub- advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Advisor, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in affiliated money market funds. This amount is shown on the Statement of Operations as fees waived by advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $3,695 for certain

--------------------------------------------------------------------------------


accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII") which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments (including paydowns and TBA and mortgage dollar roll transactions and excluding short-term securities and US government securities) for the year ended December 31, 2008 were $8,103,518,138 and $8,245,920,781, respectively.

For the year ended December 31, 2008, purchases and sales of US government securities were $8,200,394,141 and $8,242,458,963, respectively.

For the year ended December 31, 2008, purchases and sales attributable to mortgage dollar rolls were $1,139,337,711 and $1,515,457,119, respectively.

Transactions in call options written for the year ended December 31, 2008 were as follows:

-------------------------------------------------------
                                              Premiums
                                Contracts     Received
-------------------------------------------------------
Outstanding call options
  written, beginning of year..      18      $   726,806

Options written...............     134        6,287,165

Options closed................     (94)      (4,008,021)

Options expired...............      (5)        (242,750)
                                   ---      -----------

Outstanding call options
  written, end of year........      53      $ 2,763,200
                                   ===      ===========

-------------------------------------------------------


Transactions in put options written for the year ended December 31, 2008 were as follows:

-------------------------------------------------------
                                              Premiums
                                Contracts     Received
-------------------------------------------------------
Outstanding put options
  written, beginning of year..      18      $   726,806

Options written...............     134        6,287,165

Options closed................     (94)      (4,008,021)

Options expired...............      (5)        (242,750)
                                   ---      -----------

Outstanding put options
  written, end of year........      53      $ 2,763,200
                                   ===      ===========

-------------------------------------------------------


4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the
(a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  AVERAGE BORROWINGS:

For the year ended December 31, 2008, the Fund's average borrowings were approximately $41,378,000 and the daily weighted average interest rate was 1.35%.

6.  INCOME TAX INFORMATION:

RECLASSIFICATIONS: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to

--------------------------------------------------------------------------------

amortization methods on fixed income securities, accounting for swap agreements and paydown gains (losses) were reclassified to the following accounts:

-------------------------------------------------
Undistributed net investment
  income...........................   $(2,742,324)
Accumulated net realized gain......   $ 2,742,324

-------------------------------------------------


The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

------------------------------------------------------
                              12/31/2008    12/31/2007
------------------------------------------------------
Dividends and distributions
  paid from:

  Ordinary Income...........  $6,320,562   $13,252,471

  Net long-term capital
     gains..................          --       260,242
                              ----------   -----------

Total taxable
  distributions.............  $6,320,562   $13,512,713
                              ==========   ===========

------------------------------------------------------


As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

------------------------------------------------
Undistributed net ordinary income..   $6,134,679
Net unrealized gains...............    1,367,077*
                                      ----------
Total accumulated net earnings.....   $7,501,756
                                      ==========

------------------------------------------------


* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

7.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

8.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:

--------------------------------------------------------
Class I Shares
Year Ended December 31,
2008                           Shares          Amount
--------------------------------------------------------
Shares sold................   2,702,986     $ 27,633,574

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........     576,341        6,009,355
                             ----------     ------------

Total issued...............   3,279,327       33,642,929

Shares redeemed............  (4,288,245)     (44,537,427)
                             ----------     ------------

Net decrease...............  (1,008,918)    $(10,894,498)
                             ==========     ============

--------------------------------------------------------



---------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                           Shares           Amount
---------------------------------------------------------
Shares sold...............    5,776,806     $  58,205,777

Shares issued to
  shareholders in
  reinvestment of
  dividends...............    1,442,218        14,772,515
                            -----------     -------------

Total issued..............    7,219,024        72,978,292

Shares redeemed...........  (15,340,418)     (156,770,391)
                            -----------     -------------

Net decrease..............   (8,121,394)    $ (83,792,099)
                            ===========     =============
---------------------------------------------------------



----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares sold.....................      6      $    56

Shares redeemed.................   (109)      (1,119)
                                   ----      -------

Net decrease....................   (103)     $(1,063)
                                   ====      =======
----------------------------------------------------


* Liquidated on December 31, 2007.

----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares sold.....................      5      $    52

Shares redeemed.................   (108)      (1,115)
                                   ----      -------

Net decrease....................   (103)     $(1,063)
                                   ====      =======

----------------------------------------------------


* Liquidated on December 31, 2007.

9.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK GOVERNMENT INCOME V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Government Income V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Government Income V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2009

--------------------------------------------------------------------------------

     BLACKROCK HIGH INCOME V.I. FUND

     -----------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark Barclays Capital US Corporate High Yield 2% Issuer Capped Index for the 12-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Detracting from performance during the year was the Fund's moderate exposure to senior bank loans. Bank loans outperformed non-investment-grade paper right up through November; however, the sector's substantial relative underperformance in December caused its overall yearly returns to lag high-yield debt. An underweight exposure to BB-rated credits also detracted from relative returns, as did security selection in the paper sector.

  - On the positive side, security selection within the consumer service and banking sectors benefited relative performance. Fund exposure to investment-grade debt also proved advantageous as the year was characterized by a flight to higher quality, in which investment-grade bonds outperformed their below-investment-grade counterparts.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - The Fund's positioning remained relatively consistent throughout the annual period. Generally, we continued to express a negative bias towards the US consumer and economy; however, we developed a more constructive view on the below-investment-grade market later in the year as spreads reached record levels and yields were extremely attractive. We seized this opportunity to increase the Fund's allocation to high yield issues, purchasing sound companies with solid fundamentals and stable cash flows, at attractive discounts. In our view, bargain prices coupled with risk premiums amply compensated investors for potential risks.

  - From a sector perspective, we added to the Fund's position in the wireless sector and reduced the allocation to technology.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the annual period underweight relative to the benchmark in BB-rated and B-rated securities, and overweight in CCC-rated issues. On a sector basis, the Fund had overweight allocations to the wireless, independent energy and electric sectors, while maintaining underweights in health care, technology and home construction. The Fund's investments had an average credit rating of B+ and a yield of 20.03%.

  - Though it is expected that defaults will rise significantly in the oncoming cycle, we believe this risk is more than priced into the high yield market and that the valuations and substantial yields offered by non-investment-grade paper provide a substantial degree of protection against downside risk. Looking ahead, weakening corporate fundamentals and earnings will likely spur a large degree of volatility, but we believe there remain promising opportunities and companies with great relative value in the high yield space.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                                                   BARCLAYS CAPITAL
                                                          U.S.
                                 BLACKROCK HIGH     CORPORATE HIGH
                                   INCOME V.I.         YIELD 2%
                                  FUND(2) CLASS       ISSUER CAP
                                   I SHARES(1)         INDEX(3)
                                 --------------    ----------------
12/98                                 10000              10000
12/99                                 10596              10239
12/00                                  9848               9646
12/01                                 10258              10173
12/02                                 10119              10148
12/03                                 12964              13069
12/04                                 14475              14525
12/05                                 14693              14925
12/06                                 16081              16531
12/07                                 16469              16905
12/08                                 11548              12530




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2) The Fund invests primarily in fixed income securities with lower credit quality.

(3) This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.


--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------


                                                                                AVERAGE ANNUAL TOTAL RETURNS
                                        STANDARDIZED         6-MONTH         ----------------------------------
                                        30-DAY YIELD      TOTAL RETURNS       1 YEAR      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------
Class I Shares(1)                           14.42%           (29.80)%        (29.88)%      (2.29)%       1.45%

---------------------------------------------------------------------------------------------------------------

Barclays Capital U.S. Corporate
  High Yield 2% Issuer Cap Index               --            (25.07)         (25.88)       (0.84)        2.28
---------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.



Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
                                                                       CORPORATE BOND
CREDIT QUALITY ALLOCATION(1)                                   AND CAPITAL TRUST INVESTMENTS
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
A/A.........................................................                  2%
BBB/Baa.....................................................                  8
BB/Ba.......................................................                 35
B/B.........................................................                 41
CCC/Caa.....................................................                 11
C/C.........................................................                  2
Not Rated...................................................                  1

--------------------------------------------------------------------------------------------


(1)  Using the higher of Standard & Poor's or Moody's Investors Service ratings.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                            ACTUAL                                              HYPOTHETICAL(2)
                    ------------------------------------------------------  ------------------------------------------------------
                      BEGINNING          ENDING                               BEGINNING          ENDING
                    ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID     ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID
                     JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)   JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)
----------------------------------------------------------------------------------------------------------------------------------

Class I...........      $1,000          $702.00               $3.01             $1,000         $1,021.76              $3.58

----------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.70% for Class I, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Derivative Instruments

--------------------------------------------------------------------------------

The Fund may invest in various derivative instruments, including swap agreements and forward currency contracts, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund's ability to successfully use a derivative instrument depends on the Advisor's ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund's investments in these instruments are discussed in detail in the Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------


                                       PAR
CORPORATE BONDS                      (000)     VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE--2.4%
DRS Technologies, Inc.:
  6.875%, 11/01/13..........  USD    1,000  $   995,000
  6.625%, 2/01/16...........           250      250,000
L-3 Communications Corp.
  5.875%, 1/15/15...........            65       58,500
  Series B, 6.375%,
  10/15/15..................         1,025      958,375
                                            -----------
                                              2,261,875

-------------------------------------------------------


AIRLINES--0.4%
Continental Airlines, Inc.
  Series 2001-1-C, 7.033%,
  12/15/12..................           725      420,362
-------------------------------------------------------


AUTO COMPONENTS--1.7%
Allison Transmission,
  Inc.(a):
  11%, 11/01/15.............           585      286,650
  11.25%, 11/01/15(b).......           395      154,050
The Goodyear Tire & Rubber
  Co.:
  6.318%, 12/01/09(c).......           150      136,500
  7.857%, 8/15/11...........           450      373,500
  8.625%, 12/01/11..........           669      555,270
Lear Corp.:
  8.50%, 12/01/13...........            45       13,950
  8.75%, 12/01/16...........           370      107,300
                                            -----------
                                              1,627,220
-------------------------------------------------------


AUTOMOBILES--0.2%
Ford Motor Co.,
  8.90%, 1/15/32............           700      168,000
-------------------------------------------------------


BUILDING PRODUCTS--1.0%
Building Materials Corp. of
  America,
  7.75%, 8/01/14............           140       88,200
CPG International I, Inc.,
  10.50%, 7/01/13...........           600      336,000
Momentive Performance
  Materials, Inc.,
  11.50%, 12/01/16..........           590      174,050
Ply Gem Industries, Inc.,
  11.75%, 6/15/13...........           710      383,400
                                            -----------
                                                981,650
-------------------------------------------------------


CAPITAL MARKETS--0.6%
E*Trade Financial Corp.:
  12.50%, 11/30/17(a).......         1,041      499,800
  12.50%, 11/30/17..........            75       36,000
                                            -----------
                                                535,800
-------------------------------------------------------


CHEMICALS--1.7%
American Pacific Corp.,
  9%, 2/01/15...............           435      361,050
CII Carbon LLC,
  11.125%, 11/15/15(a)......           320      204,800
Hexion U.S. Finance Corp.:
  6.649%, 11/15/14(c).......           525      141,750
  9.75%, 11/15/14...........           220       62,700
Innophos, Inc.,
  8.875%, 8/15/14...........           510      357,000
MacDermid, Inc.,
  9.50%, 4/15/17(a).........           600      312,000
Terra Capital, Inc. Series
  B,
  7%, 2/01/17...............           240      176,400
                                            -----------
                                              1,615,700
-------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--4.7%
ARAMARK Corp.,
  6.693%, 2/01/15(c)........           365      275,575
Allied Waste North America,
  Inc.:
  6.375%, 4/15/11...........           170      161,500
  7.875%, 4/15/13...........           325      308,750
Corrections Corp. of
  America:
  7.50%, 5/01/11............  USD      725      717,750
  6.75%, 1/31/14............           325      303,062
DI Finance Series B,
  9.50%, 2/15/13............           366      318,877
The Geo Group, Inc.,
  8.25%, 7/15/13............         1,535    1,354,638
Mobile Services Group, Inc.,
  9.75%, 8/01/14............           450      319,500
Sally Holdings LLC,
  10.50%, 11/15/16..........           110       74,800
US Investigations Services,
  Inc.,
  10.50%, 11/01/15(a).......           400      292,000
West Corp.,
  11%, 10/15/16.............           520      241,800
                                            -----------
                                              4,368,252
-------------------------------------------------------


COMMUNICATIONS EQUIPMENT--0.2%
Nortel Networks Ltd.,
  9.003%, 7/15/11(c)........           575      143,750
-------------------------------------------------------


CONSTRUCTION & ENGINEERING--0.4%
Dycom Industries, Inc.,
  8.125%, 10/15/15..........           505      356,025
-------------------------------------------------------


CONSTRUCTION MATERIALS--0.6%
Nortek, Inc.,
  10%, 12/01/13.............           600      408,000
Texas Industries, Inc.,
  7.25%, 7/15/13............           150      115,875
                                            -----------
                                                523,875
-------------------------------------------------------


CONSUMER FINANCE--0.1%
Inmarsat Finance Plc,
  7.625%, 6/30/12...........            60       52,275
-------------------------------------------------------


CONTAINERS & PACKAGING--2.3%
Berry Plastics Holding
  Corp.,
  8.875%, 9/15/14...........            20        8,700
Cascades, Inc.,
  7.25%, 2/15/13............           750      382,500
Graphic Packaging
  International Corp.,
  8.50%, 8/15/11............           520      434,200
Impress Holdings BV,
  7.878%, 9/15/13(a)(c).....         1,290      646,612
Owens-Brockway Glass
  Container, Inc.,
  8.25%, 5/15/13............           125      123,125
Packaging Dynamics Finance
  Corp.,
  10%, 5/01/16(a)...........           395      179,725
Pregis Corp.,
  12.375%, 10/15/13.........           680      306,000
Smurfit-Stone Container
  Enterprises, Inc.,
  8%, 3/15/17...............           200       38,000
                                            -----------
                                              2,118,862
-------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--4.0%
Axcan Intermediate Holdings,
  Inc.,
  12.75%, 3/01/16...........           280      235,200
Ford Motor Credit Co. LLC:
  5.80%, 1/12/09............           650      648,158
  5.70%, 1/15/10............           830      705,359
  6.323%, 1/15/10(c)........           600      480,000
GMAC LLC(a):
  4.403%, 12/01/14(c).......           331      185,360
  6.75%, 12/01/14...........           577      396,411
  8%, 12/01/31..............           337      200,309


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------

                                       PAR
CORPORATE BONDS                      (000)     VALUE
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONCLUDED)
Leucadia National Corp.,
  8.125%, 9/15/15...........  USD      850  $   682,125
Southern Star Central Corp.,
  6.75%, 3/01/16(a).........           240      199,200
                                            -----------
                                              3,732,122
-------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--6.0%
Broadview Networks Holdings,
  Inc.,
  11.375%, 9/01/12..........           425      293,250
Cincinnati Bell, Inc.,
  7.25%, 7/15/13............           315      277,200
Citizens Communications Co.,
  6.25%, 1/15/13............           330      280,500
Qwest Communications
  International, Inc.
  7.50%, 2/15/14............           155      110,825
  Series B, 7.50%, 2/15/14..           955      682,825
Qwest Corp.:
  5.246%, 6/15/13(c)........           750      558,750
  7.50%, 6/15/23............         1,000      700,000
Verizon Communications,
  Inc.,
  8.75%, 11/01/18...........           585      686,335
Wind Acquisition Finance SA,
  10.75%, 12/01/15(a).......         1,275    1,096,500
Windstream Corp.:
  8.125%, 8/01/13...........           440      404,800
  8.625%, 8/01/16...........           610      539,850
                                            -----------
                                              5,630,835
-------------------------------------------------------


ELECTRIC UTILITIES--3.2%
Edison Mission Energy:
  7.50%, 6/15/13............           700      640,500
  7.20%, 5/15/19............           420      344,400
Elwood Energy LLC,
  8.159%, 7/05/26...........           163      110,564
FPL Energy National Wind
  Portfolio, LLC,
  6.125%, 3/25/19(a)........           378      328,272
IPALCO Enterprises, Inc.:
  8.625%, 11/14/11..........           200      187,000
  7.25%, 4/01/16(a).........           200      164,000
NSG Holdings LLC,
  7.75%, 12/15/25(a)........           880      686,400
Tenaska Alabama Partners LP,
  7%, 6/30/21(a)............           666      522,394
                                            -----------
                                              2,983,530
-------------------------------------------------------


ELECTRICAL EQUIPMENT--0.0%
UCAR Finance, Inc.,
  10.25%, 2/15/12...........            48       43,680
-------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
Sanmina-SCI Corp.,
  8.125%, 3/01/16...........           215       83,850
-------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--1.1%
Compagnie Generale de
  Geophysique-Veritas,
  7.75%, 5/15/17............           850      493,000
North American Energy
  Partners, Inc.,
  8.75%, 12/01/11...........           500      380,000
Transocean, Inc. Series A,
  1.625%, 12/15/37(d).......           200      174,250
                                            -----------
                                              1,047,250
-------------------------------------------------------


FOOD & STAPLES RETAILING--0.2%
Rite Aid Corp.,
  7.50%, 3/01/17............           260      169,000
-------------------------------------------------------


FOOD PRODUCTS--0.1%
Smithfield Foods, Inc.,
  7.75%, 7/01/17............  USD      150       85,500
-------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--1.8%
Biomet, Inc.,
  11.625%, 10/15/17.........           140      119,700
Catalent Pharma Solutions,
  Inc.,
  9.50%, 4/15/15(b).........           420      159,600
DJO Finance LLC,
  10.875%, 11/15/14.........         1,430    1,029,600
Hologic, Inc.,
  2%, 12/15/37(d)...........           710      412,688
                                            -----------
                                              1,721,588
-------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--1.7%
Community Health Systems,
  Inc. Series WI,
  8.875%, 7/15/15...........           480      441,600
Tenet Healthcare Corp.,
  6.50%, 6/01/12............         1,410    1,071,600
Viant Holdings, Inc.,
  10.125%, 7/15/17(a).......           251       82,830
                                            -----------
                                              1,596,030
-------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--3.3%
American Real Estate
  Partners LP,
  7.125%, 2/15/13...........         1,770    1,221,300
CCM Merger, Inc.,
  8%, 8/01/13(a)............           355      182,825
Great Canadian Gaming Corp.,
  7.25%, 2/15/15(a).........           340      231,200
Greektown Holdings, LLC,
  10.75%,
  12/01/13(a)(e)(f).........           321       75,435
HRP Myrtle Beach Operations
  LLC,
  0%, 4/01/12(a)(e)(f)......           750       37,500
Harrah's Operating Co.,
  Inc.(a):
  10.75%, 2/01/16...........           226       64,410
  10.75%, 2/01/18(b)........         1,467      168,705
  10%, 12/15/18.............           413      150,745
MGM Mirage,
  6%, 10/01/09..............           210      200,550
Snoqualmie Entertainment
  Authority,
  6.875%, 2/01/14(a)(c).....           170       98,600
Travelport LLC,
  6.828%, 9/01/14(c)........           150       44,250
Tropicana Entertainment LLC
  Series WI,
  9.625%, 12/15/14(e)(f)....            95          950
Virgin River Casino Corp.,
  9%, 1/15/12...............           300       90,000
Waterford Gaming LLC,
  8.625%, 9/15/14(a)........           474      331,800
Wynn Las Vegas LLC,
  6.625%, 12/01/14..........           200      151,000
                                            -----------
                                              3,049,270
-------------------------------------------------------


HOUSEHOLD DURABLES--0.9%
Ashton Woods USA LLC,
  9.50%, 10/01/15(e)(f).....           955      191,000
Centex Corp.,
  4.55%, 11/01/10...........            40       33,200
Jarden Corp.,
  7.50%, 5/01/17............           780      532,350
Stanley-Martin Communities
  LLC,
  9.75%, 8/15/15............           225       64,125
                                            -----------
                                                820,675
-------------------------------------------------------


IT SERVICES--1.4%
First Data Corp.,
  9.875%, 9/24/15...........           735      444,675


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------

                                       PAR
CORPORATE BONDS                      (000)     VALUE
-------------------------------------------------------
IT SERVICES (CONCLUDED)
SunGard Data Systems, Inc.:
  9.125%, 8/15/13...........  USD      550  $   475,750
  10.625%, 5/15/15(a).......           400      342,000
                                            -----------
                                              1,262,425
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--5.7%
AES Eastern Energy LP Series
  1999-A,
  9%, 1/02/17...............         1,310    1,164,446
AES Gener SA,
  7.50%, 3/25/14............           500      494,691
Dynegy Holdings, Inc.
  8.375%, 5/01/16...........           135       95,850
  7.75%, 6/01/19............           695      479,550
Energy Future Holding Corp.,
  11.25%, 11/01/17(a)(b)....           725      369,750
NRG Energy, Inc.:
  7.25%, 2/01/14............           750      701,250
  7.375%, 2/01/16...........         1,340    1,246,200
Texas Competitive Electric
  Holdings Co. LLC(a):
  10.50%, 11/01/16(b).......           385      196,350
  Series B, 10.25%,
  11/01/15..................           830      589,300
                                            -----------
                                              5,337,387
-------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.7%
Sequa Corp.(a):
  11.75%, 12/01/15..........           750      285,000
  13.50%, 12/01/15(b).......         1,229      390,801
                                            -----------
                                                675,801
-------------------------------------------------------


INSURANCE--0.1%
USI Holdings Corp.,
  6.024%, 11/15/14(a)(c)....           220       89,375
-------------------------------------------------------


LEISURE EQUIPMENT & PRODUCTS--0.3%
True Temper Sports, Inc.,
  8.375%, 9/15/11...........           975      312,000
-------------------------------------------------------


MACHINERY--0.7%
American Railcar Industries,
  Inc.,
  7.50%, 3/01/14............           105       69,300
ESCO Corp.,
  8.625%, 12/15/13(a).......           410      287,000
RBS Global, Inc.,
  8.875%, 9/01/16...........           175      102,375
Titan International, Inc.,
  8%, 1/15/12...............           310      229,400
                                            -----------
                                                688,075
-------------------------------------------------------


MARINE--0.1%
Navios Maritime Holdings,
  Inc.,
  9.50%, 12/15/14...........           157       87,135
-------------------------------------------------------


MEDIA--7.2%
Affinion Group, Inc.,
  10.125%, 10/15/13.........           700      511,000
CMP Susquehanna Corp.,
  9.875%, 5/15/14...........           750       30,000
CSC Holdings, Inc. Series B,
  8.125%, 7/15/09...........            50       49,750
Cablevision Systems Corp.
  Series B,
  8.334%, 4/01/09(c)........         1,180    1,177,050
Charter Communications
  Holdings II, LLC:
  10.25%, 9/15/10...........           740      340,400
  Series B, 10.25%,
  9/15/10...................           130       57,200
DirecTV Holdings LLC:
  8.375%, 3/15/13...........           150      149,250
  7.625%, 5/15/16...........           490      475,300
EchoStar DBS Corp.,
  7%, 10/01/13..............  USD      850      737,375
Harland Clarke Holdings
  Corp.:
  6.899%, 5/15/15(c)........           140       44,800
  9.50%, 5/15/15............           160       60,800
Intelsat Subsidiary Holding
  Co. Ltd.,
  8.50%, 1/15/13(a).........           220      203,500
Mediacom Broadband LLC,
  8.50%, 10/15/15...........           310      201,887
NTL Cable Plc:
  8.75%, 4/15/14............           125       93,750
  9.125%, 8/15/16...........           250      185,000
Network Communications,
  Inc.,
  10.75%, 12/01/13..........            50       13,813
Nielsen Finance LLC,
  10%, 8/01/14..............         1,075      860,000
ProtoStar I Ltd.,
  10.50%,
  10/15/12(a)(c)(d).........           585      321,572
R.H. Donnelley Corp.,
  11.75%, 5/15/15(a)........            47       11,515
TL Acquisitions, Inc.,
  10.50%, 1/15/15(a)........         2,470    1,012,700
Virgin Media, Inc.,
  6.50%, 11/15/16(a)(d).....           445      192,463
                                            -----------
                                              6,729,125
-------------------------------------------------------


METALS & MINING--4.9%
Aleris International, Inc.
  9%, 12/15/14(b)...........           410       20,500
  10%, 12/15/16.............           375       60,938
Drummond Co., Inc.,
  7.375%, 2/15/16(a)........           290      140,650
Evraz Group SA(a):
  8.875%, 4/24/13...........           400      204,000
  9.50%, 4/24/18............           275      137,500
FMG Finance Property Ltd.,
  10.625%, 9/01/16(a).......           320      185,600
Foundation PA Coal Co.,
  7.25%, 8/01/14............         1,400    1,148,000
Freeport-McMoRan Copper &
  Gold, Inc.:
  7.084%, 4/01/15(c)........           665      438,900
  8.375%, 4/01/17...........           270      221,400
Newmont Mining Corp.,
  1.625%, 7/15/17(d)........           305      324,063
Novelis, Inc.,
  7.25%, 2/15/15............         1,000      580,000
Ryerson, Inc.(a):
  10.568%, 11/01/14(c)......           200      132,000
  12%, 11/01/15.............            40       24,700
Steel Dynamics, Inc.,
  7.375%, 11/01/12..........         1,100      803,000
Vedanta Resources Plc,
  9.50%, 7/18/18(a).........           335      177,550
                                            -----------
                                              4,598,801
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--9.3%
Atlas Energy Resources LLC,
  10.75%, 2/01/18(a)........           990      603,900
Atlas Pipeline Partners LP,
  8.75%, 6/15/18(a).........           380      248,900
Berry Petroleum Co.,
  8.25%, 11/01/16...........           525      283,500
Chaparral Energy, Inc.,
  8.50%, 12/01/15...........           265       53,000


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------

                                       PAR
CORPORATE BONDS                      (000)     VALUE
-------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONCLUDED)
Chesapeake Energy Corp.:
  6.375%, 6/15/15...........  USD      190  $   150,100
  7.25%, 12/15/18...........         1,070      834,600
  2.25%, 12/15/38(d)........           400      179,500
Cimarex Energy Co.,
  7.125%, 5/01/17...........           420      327,600
Compton Petroleum Finance
  Corp.,
  7.625%, 12/01/13..........           350      105,000
Connacher Oil and Gas Ltd.,
  10.25%, 12/15/15(a).......           700      280,000
Corral Finans AB,
  6.253%, 4/15/10(a)(b).....           326      167,423
Denbury Resources, Inc.,
  7.50%, 12/15/15...........           250      177,500
Encore Acquisition Co.,
  6.25%, 4/15/14............           700      476,000
Forest Oil Corp.,
  7.25%, 6/15/19(a).........           950      693,500
Newfield Exploration Co.:
  6.625%, 4/15/16...........           255      202,725
  7.125%, 5/15/18...........           340      268,600
OPTI Canada, Inc.:
  7.875%, 12/15/14..........           280      142,800
  8.25%, 12/15/14...........         1,150      621,000
Peabody Energy Corp.,
  7.375%, 11/01/16..........            80       75,200
PetroHawk Energy Corp.,
  7.875%, 6/01/15(a)........           450      333,000
Range Resources Corp.,
  6.375%, 3/15/15...........           750      607,500
Roseton-Danskammer 2001
  Series B,
  7.67%, 11/08/16...........           475      342,000
Sabine Pass LNG LP,
  7.50%, 11/30/16...........           165      118,800
SandRidge Energy, Inc.:
  8.625%, 4/01/15(b)........           305      158,600
  8%, 6/01/18(a)............           525      291,375
Southwestern Energy Co.,
  7.50%, 2/01/18(a).........           125      109,375
Stone Energy Corp.,
  6.75%, 12/15/14...........           600      294,000
Swift Energy Co.,
  7.125%, 6/01/17...........           500      282,500
Whiting Petroleum Corp.,
  7.25%, 5/01/13............           300      213,000
                                            -----------
                                              8,640,998
-------------------------------------------------------


PAPER & FOREST PRODUCTS--2.6%
Ainsworth Lumber Co. Ltd.,
  11%, 7/29/15(a)...........           447      267,987
Boise Cascade LLC,
  7.125%, 10/15/14..........           195      109,200
Bowater, Inc.,
  9%, 8/01/09...............           585      152,100
Georgia-Pacific Corp.,
  8.125%, 5/15/11...........           200      188,000
NewPage Corp.,
  10%, 5/01/12..............         2,030      893,200
Norske Skog Canada Ltd.
  Series D,
  8.625%, 6/15/11...........           305      134,200
Verso Paper Holdings LLC
  Series B:
  6.943%, 8/01/14(c)........           630      182,700
  9.125%, 8/01/14...........         1,125      444,375
  11.375%, 8/01/16..........           335      100,500
                                            -----------
                                              2,472,262
-------------------------------------------------------


PHARMACEUTICALS--0.6%
Angiotech Pharmaceuticals,
  Inc.,
  5.953%, 12/01/13(c).......  USD    1,180      572,300
-------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)--0.2%
FelCor Lodging LP,
  8.50%, 6/01/11............           314      232,360
-------------------------------------------------------


REAL ESTATE MANAGEMENT & DEVELOPMENT--0.4%
Forest City Enterprises,
  Inc.,
  7.625%, 6/01/15...........           650      227,500
Realogy Corp.:
  10.50%, 4/15/14...........           450       77,625
  12.375%, 4/15/15..........           306       41,310
                                            -----------
                                                346,435
-------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.1%
Spansion, Inc.,
  5.328%, 6/01/13(a)(c).....           480       86,400
-------------------------------------------------------


SOFTWARE--0.1%
BMS Holdings, Inc.,
  10.595%,
  2/15/12(a)(b)(c)..........           214       79,277
-------------------------------------------------------


SPECIALTY RETAIL--1.9%
Asbury Automotive Group,
  Inc.,
  8%, 3/15/14...............           850      403,750
General Nutrition Centers,
  Inc.:
  7.584%, 3/15/14(c)........           240      122,400
  10.75%, 3/15/15...........           960      537,600
Group 1 Automotive, Inc.,
  2.25%, 6/15/36(d)(g)......           300      129,750
Michaels Stores, Inc.,
  10%, 11/01/14.............           280      127,400
United Auto Group, Inc.,
  7.75%, 12/15/16...........           885      411,525
                                            -----------
                                              1,732,425
-------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.4%
Levi Strauss & Co.,
  8.875%, 4/01/16...........           550      374,000
-------------------------------------------------------


TOBACCO--0.6%
Vector Group Ltd.,
  11%, 8/15/15..............           700      525,000
-------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--6.8%
American Tower Corp.,
  5%, 2/15/10(d)............           235      220,019
Centennial Communications
  Corp.
  7.185%, 1/01/13(c)........           380      368,600
  8.125%, 2/01/14...........           340      345,100
Cricket Communications,
  Inc.:
  9.375%, 11/01/14..........           390      351,000
  10%, 7/15/15(a)...........           210      192,150
Digicel Group Ltd.(a):
  8.875%, 1/15/15...........           425      276,250
  9.125%, 1/15/15(b)........           692      423,595
FiberTower Corp.,
  9%, 11/15/12(a)(d)........           470       98,700
iPCS, Inc.,
  5.318%, 5/01/13(c)........           795      564,450
MetroPCS Wireless, Inc.,
  9.25%, 11/01/14...........         1,530    1,369,350
Nordic Telephone Co.
  Holdings ApS,
  8.875%, 5/01/16(a)........           575      402,500
Sprint Capital Corp.:
  7.625%, 1/30/11...........         1,250    1,043,750
  6.875%, 11/15/28..........           240      142,800


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------

                                       PAR
CORPORATE BONDS                      (000)     VALUE
-------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (CONCLUDED)
Sprint Nextel Corp.,
  1.866%, 6/28/10(c)........  USD      300  $   251,315
Verizon Wireless Capital
  LLC,
  8.50%, 11/15/18(a)........           220      257,769
                                            -----------
                                              6,307,348
-------------------------------------------------------
-------------------------------------------------------

TOTAL CORPORATE BONDS--82.8%                 77,285,905
-------------------------------------------------------
-------------------------------------------------------

-------------------------------------------------------



FLOATING RATE LOAN INTERESTS
-------------------------------------------------------
AUTO COMPONENTS--0.7%
Allison Transmission,
  Inc.--Term
  Loan--Assignment,
  4.19%-4.64%, 8/07/14......           493      272,800
Dana Holding Corp.--Term
  Advance--Assignment,
  6.50%-7.25%, 1/31/15......           797      375,397
Delphi Corp:
  Initial Tranche C Loan
  (DIP)--Assignment,
  10.50% 6/30/09............           136       26,773
  Subsequent Tranche C Loan
  (DIP)--
  Assignment,
  10.50%, 6/30/09...........            14        2,727
                                            -----------
                                                677,697
-------------------------------------------------------


CHEMICALS--0.6%
PQ Corp. (Niagara
  Acquisition, Inc.)--Loan
  (Second Lien)--Assignment
  9.97%, 7/30/15............         1,250      578,125
-------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.3%
Travelport LLC (Travelport
  Inc.)--Loan--Assignment,
  7.505%, 3/27/12(b)........         1,282      275,671
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--2.3%
Dynegy Holdings Inc.:
  Term L/C Facility Term
  Loan--Assignment,
  1.97%, 4/02/13............           189      141,048
  Tranche B Term
  Loan--Assignment,
  1.97%, 4/02/13............            11        8,431
NRG Energy, Inc.:
  Credit-Linked
  Deposit--Assignment,
  1.359%, 2/01/13                       82       71,079
  Term Loan--Assignment,
  1.961%-2.959%, 2/01/13....           167      144,428
Texas Competitive Electric
  Holdings Co., LLC (TXU):
  Initial Tranche B-1 Term
  Loan--Assignment,
  3.961%-5.368%, 10/10/14...           119       82,325
  Initial Tranche B-2 Term
  Loan--Assignment,
  3.961%-5.888%, 10/10/14...           247      170,652
  Initial Tranche B-3 Term
  Loan--Assignment,
  3.961%-5.368%, 10/10/14...         2,263    1,564,170
                                            -----------
                                              2,182,133
-------------------------------------------------------


MACHINERY--0.3%
Navistar International
  Corp.:
  Revolving Credit-Linked
  Deposit--
  Assignment,
  3.35%-3.721%, 1/19/12.....           147       80,178
  Term Advance--Assignment,
  3.721%, 1/19/12...........           403      220,489
                                            -----------
                                                300,667
-------------------------------------------------------


MEDIA--1.6%
HMH Publishing Co. Ltd.
  (Education Media):
  Mezzanine--Assignment,
  13.016%, 11/14/14.........  USD    2,616      784,766
  Tranche A Term
  Loan--Assignment,
  7.516%, 6/12/14...........         1,096      642,834
                                            -----------
                                              1,427,600
-------------------------------------------------------
-------------------------------------------------------

TOTAL FLOATING RATE LOAN INTERESTS--5.8%      5,441,893
-------------------------------------------------------
-------------------------------------------------------

-------------------------------------------------------



COMMON STOCKS                       SHARES
-------------------------------------------------------
CAPITAL MARKETS--0.1%
E*Trade Financial Corp.(e)..        47,436       54,551
-------------------------------------------------------


ELECTRICAL EQUIPMENT--0.0%
Medis Technologies Ltd.(e)..        33,870       15,242
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.5%
EXCO Resources, Inc.(e).....        52,589      476,456
-------------------------------------------------------


PAPER & FOREST PRODUCTS--0.1%
Ainsworth Lumber Co. Ltd....        53,062       40,404
Ainsworth Lumber Co.
  Ltd.(a)...................        59,550       45,344
                                            -----------
                                                 85,748
-------------------------------------------------------
-------------------------------------------------------

TOTAL COMMON STOCKS--0.7%                       631,997
-------------------------------------------------------
-------------------------------------------------------

-------------------------------------------------------



PREFERRED SECURITIES
-------------------------------------------------------

                                       PAR
CAPITAL TRUSTS                       (000)
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.6%
Citigroup, Inc. Series E,
  8.40%(c)(h)...............  USD    1,270      838,568
JPMorgan Chase & Co.,
  7.90%(c)(h)...............           765      636,350
-------------------------------------------------------

TOTAL CAPITAL TRUSTS--1.6%                    1,474,918
-------------------------------------------------------
-------------------------------------------------------

-------------------------------------------------------



PREFERRED STOCKS                    SHARES
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.1%
Preferred Blocker, Inc.,
  9%(a).....................           310       77,500
-------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
PTV, Inc. Series A, 10%.....            47           36
-------------------------------------------------------

TOTAL PREFERRED STOCKS--0.1%                     77,536
-------------------------------------------------------

TOTAL PREFERRED SECURITIES--1.7%              1,552,454
-------------------------------------------------------


WARRANTS(I)
-------------------------------------------------------
MEDIA--0.0%
Virgin Media, Inc. (expires
  1/10/11)..................        22,461          247
-------------------------------------------------------

TOTAL WARRANTS--0.0%                                247
-------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$133,765,300)--91.0%                  84,912,496
-------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------

                                BENEFICIAL
                                  INTEREST
SHORT-TERM SECURITIES                (000)     VALUE
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC
  Cash Sweep Series,
  1.64%(j)(k)...............  USD    6,624  $ 6,623,734
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$6,623,734)--7.1%                      6,623,734
-------------------------------------------------------

TOTAL INVESTMENTS
(COST--$140,389,034*)--98.1%..............   91,536,230

OTHER ASSETS LESS LIABILITIES--1.9%.......    1,811,677
                                            -----------

NET ASSETS--100.0%........................  $93,347,907
                                            ===========




--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $141,050,854
                                     ============
Gross unrealized appreciation....    $    227,764
Gross unrealized depreciation....     (49,742,388)
                                     ------------
Net unrealized depreciation......    $(49,514,624)
                                     ============



(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(c) Variable rate security. Rate shown is as of report date.

(d) Convertible security.

(e) Non-income producing security.

(f) Issuer filed for bankruptcy and/or is in default of interest payments.

(g) Represents a step bond. Rate shown is as of report date.

(h) Security is perpetual in nature and has no stated maturity date.


(i) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-----------------------------------------------------
                                    NET
AFFILIATE                        ACTIVITY     INCOME
-----------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series......   $6,483,517   $143,331

-----------------------------------------------------


(k) Represents the current yield as of report date.

  - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

  - Foreign currency exchange contracts as of December 31, 2008 were as follows:

----------------------------------------------------------------
CURRENCY             CURRENCY         SETTLEMENT     UNREALIZED
PURCHASED              SOLD              DATE       DEPRECIATION
----------------------------------------------------------------

USD 114,412        CAD 145,000        1/21/09          $(2,998)

----------------------------------------------------------------



  - Currency Abbreviations:

CAD  Canadian Dollar
USD  U.S. Dollar





See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments December 31, 2008 (concluded)

--------------------------------------------------------------------------------

  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

    - Level 1--price quotations in active markets/exchanges for identical securities

    - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

    - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.


The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------------------
VALUATION                     INVESTMENTS IN    OTHER FINANCIAL
INPUTS                          SECURITIES        INSTRUMENTS*
---------------------------------------------------------------
                                  ASSETS          LIABILITIES
                              --------------    ---------------
Level 1....................     $   586,900              --
Level 2....................      88,263,037         $(2,998)
Level 3....................       2,686,293              --

---------------------------------------------------------------
TOTAL                           $91,536,230         $(2,998)
                                ===========         =======



  * Other financial instruments are foreign currency exchange contracts

    The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

----------------------------------------------------
                                      INVESTMENTS IN
                                        SECURITIES
----------------------------------------------------
Balance, as of January 1, 2008.....              --
Accrued discounts/premiums.........     $     2,333
Realized gain (loss)...............             402
Change in unrealized appreciation
  (depreciation)(1)................      (3,948,004)
Net purchases (sales)..............          (2,273)
Net transfers in/out of Level 3....       6,633,835

----------------------------------------------------

BALANCE, AS OF DECEMBER 31, 2008        $ 2,686,293
                                        ===========




(1) Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$133,765,300)............    $  84,912,496
Investments at value--affiliated (cost--$6,623,734)................        6,623,734
Cash...............................................................          324,553
Foreign currency at value (cost--$85)..............................               81
Interest receivable................................................        2,628,212
Investments sold receivable........................................          126,349
Capital shares sold receivable.....................................              692
Principal paydowns receivable......................................               60
Prepaid expenses...................................................            4,610
                                                                       -------------
Total assets.......................................................       94,620,787
                                                                       -------------

------------------------------------------------------------------------------------

LIABILITIES:
Unrealized depreciation on foreign currency exchange contracts.....            2,998
Income dividends payable...........................................          959,377
Investments purchased payable......................................          138,750
Capital shares redeemed payable....................................           96,501
Investment advisory fees payable...................................           43,408
Other accrued expenses payable.....................................           30,250
Other affiliates payable...........................................            1,412
Officer's and Directors' fees payable..............................               72
Other liabilities..................................................              112
                                                                       -------------
Total liabilities..................................................        1,272,880
                                                                       -------------
------------------------------------------------------------------------------------

NET ASSETS.........................................................    $  93,347,907
                                                                       =============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 200,000,000 shares authorized.....    $   2,010,532
Paid-in capital in excess of par...................................      322,012,518
Distributions in excess of net investment income...................         (171,094)
Accumulated net realized loss......................................     (181,648,243)
Net unrealized appreciation/depreciation...........................      (48,855,806)
                                                                       -------------

NET ASSETS.........................................................    $  93,347,907
                                                                       =============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $93,347,907 and 20,105,320 shares
  outstanding......................................................    $        4.64
                                                                       =============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest............................................................    $ 12,509,794
Income--affiliated..................................................         143,345
Dividends...........................................................          70,690
Facility and other fees.............................................           7,457
                                                                        ------------
Total income........................................................      12,731,286
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................         709,142
Accounting services.................................................          51,968
Professional........................................................          50,858
Printing............................................................          25,357
Officer and Directors...............................................          19,790
Custodian...........................................................          18,785
Transfer agent......................................................           5,000
Miscellaneous.......................................................          37,833
                                                                        ------------
Total expenses......................................................         918,733
                                                                        ------------
Net investment income...............................................      11,812,553
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments.......................................................     (10,197,969)
  Swaps.............................................................        (477,412)
  Foreign currency..................................................          22,218
                                                                        ------------
                                                                         (10,653,163)
                                                                        ------------
Net change in unrealized appreciation/depreciation on:
  Investments.......................................................     (41,827,702)
  Swaps.............................................................          44,005
  Foreign currency..................................................          (3,002)
  Unfunded corporate loans..........................................            (223)
                                                                        ------------
                                                                         (41,786,922)
                                                                        ------------
Total realized and unrealized loss..................................     (52,440,085)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $(40,627,532)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                             -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2008             2007
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.....................................   $ 11,812,553     $ 15,183,549
Net realized gain (loss)..................................    (10,653,163)         310,332
Net change in unrealized appreciation/depreciation........    (41,786,922)     (10,375,248)
                                                             ------------     ------------
Net increase (decrease) in net assets resulting from
  operations..............................................    (40,627,532)       5,118,633
                                                             ------------     ------------

------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.................................................    (11,983,621)     (15,351,821)
  Class II................................................             --              (92)
  Class III...............................................             --              (90)
                                                             ------------     ------------
Decrease in net assets resulting from dividends to
  shareholders............................................    (11,983,621)     (15,352,003)
                                                             ------------     ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions............................................    (16,721,444)     (41,025,406)
                                                             ------------     ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets..............................    (69,332,597)     (51,258,776)
Beginning of year.........................................    162,680,504      213,939,280
                                                             ------------     ------------
End of year...............................................   $ 93,347,907     $162,680,504
                                                             ============     ============

End of year distributions in excess of net investment
  income..................................................   $   (171,094)    $     (8,108)
                                                             ============     ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                                -----------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                   2008       2007       2006       2005       2004
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $    7.26   $   7.67   $   7.55   $   8.12   $   7.86
                                                ---------   --------   --------   --------   --------
Net investment income(1).....................        0.57       0.59       0.56       0.61       0.62
Net realized and unrealized gain (loss)......      (2.62)     (0.42)       0.12     (0.50)       0.25
                                                ---------   --------   --------   --------   --------
Net increase (decrease) from investment
  operations.................................      (2.05)       0.17       0.68       0.11       0.87
                                                ---------   --------   --------   --------   --------
Dividends from net investment income.........      (0.57)     (0.58)     (0.56)     (0.68)     (0.61)
                                                ---------   --------   --------   --------   --------
Net asset value, end of year.................   $    4.64       7.26   $   7.67   $   7.55   $   8.12
                                                =========   ========   ========   ========   ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.....................    (29.88)%      2.42%      9.44%      1.51%     11.68%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses...............................       0.68%      0.64%      0.60%      0.59%      0.57%
                                                =========   ========   ========   ========   ========
Net investment income........................       8.80%      7.77%      7.45%      7.78%      7.77%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $  93,348   $162,681   $213,937   $246,483   $318,363
                                                =========   ========   ========   ========   ========
Portfolio turnover...........................         53%        55%        56%        24%        55%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Fund, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits uncertain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock High Income V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III Shares were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Company's Board of Directors (the "Board"). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Swap agreements are valued utilizing quotes received daily by the Fund's pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investments in BlackRock Liquidity Series, LLC Cash Sweep Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values

--------------------------------------------------------------------------------


are derived when the settlement date of the contract is an interim date for which quotations are not available.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

- Forward currency contracts--A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

- Swaps--The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

  Credit default swaps--The Fund may enter into credit default swaps for investment purposes or to manage its credit risk. The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g. bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). The Fund may either buy or sell (write) credit default swaps. As a buyer, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty, the Fund may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

  Interest rate swaps--The Fund may enter into interest rate swaps for investment purposes or to manage its interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

  Total return swaps--The Fund may enter into total return swaps for investment purposes or to manage its interest rate risk. Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest

--------------------------------------------------------------------------------


  rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

CAPITAL TRUSTS AND TRUST PREFERREDS: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company's senior debt securities.

FLOATING RATE LOANS: The Fund may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered
Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Fund considers these investments to be investments in debt securities for purposes of their investment policies.

The Fund earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recorded on the accrual basis. When the Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks. Floating rate loans are usually freely callable at the issuer's option. The Fund may invest in such loans in the form of participations in loans ("Participations") and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund's investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

PREFERRED STOCK: The Fund may invest in preferred stocks. Preferred stock has a preference over common stocks in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will

--------------------------------------------------------------------------------


cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

SEGREGATION AND COLLATERALIZATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregates assets in connection with certain investments (e.g., swaps and forward foreign currency contracts), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., swaps).

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income on the Statement of Operations. For the year ended December 31, 2008, the Fund had $2,000 in consent fees.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's BlackRock Total Return V.I. Fund at the following annual rates: 0.55% of such average daily net assets not exceeding $250 million; 0.50% of such average daily net assets in excess of $250 million but not more than $500 million; 0.45% of such average daily net assets in excess of $500 million but not more than $750 million; and 0.40% of such average daily net assets in excess of $750 million. For the year ended December 31, 2008, the aggregate average daily net assets of the Fund and the Company's BlackRock Total Return V.I. Fund was approximately $422,869,000.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Advisor, under which the Advisor pays BFM for services it

--------------------------------------------------------------------------------


provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $2,329 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII") which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc.

PNC Financial Services (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended December 31, 2008, the Fund earned $14, which is included in income--affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments (including paydowns, TBA transactions and excluding short-term securities) for the year ended December 31, 2008 were $67,219,093 and $92,231,755, respectively.

4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired in November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  UNFUNDED LOAN COMMITMENTS:

The Fund may invest in floating rate loans. In connection with these investments, the Fund may, with its Advisor, also enter into unfunded loan commitments ("commitments"). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified on the Statement of Operations as facility and other fees, is recognized ratably over the commitment period. As of December 31, 2008, the Fund had no unfunded loan commitments.

6.  INCOME TAX INFORMATION:

RECLASSIFICATIONS: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to expiration of capital loss carryforwards, foreign currency transactions, classification of investments

--------------------------------------------------------------------------------

and amortization methods on fixed income securities were reclassified to the following accounts:





-----------------------------------------------------
Paid-in capital..................  $(23,145,308)

Distributions in excess of net
  investment income..............  $      8,082

Accumulated net realized loss....  $ 23,137,226

-----------------------------------------------------


The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

-------------------------------------------------------
                               12/31/2008    12/31/2007
-------------------------------------------------------
Distributions paid from:

Ordinary income.............  $11,983,621   $15,352,003
                              -----------   -----------

Total taxable
  distributions.............  $11,983,621   $15,352,003
                              ===========   ===========

-------------------------------------------------------


As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:


--------------------------------------------------

Capital loss carryforward.........   $(178,836,588)
Net unrealized losses.............     (51,838,555)*
                                     -------------
Total accumulated net losses......   $(230,675,143)
                                     =============
--------------------------------------------------


* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts and the classification of investments.

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:


-----------------------------------------------

EXPIRES DECEMBER 31,
-----------------------------------------------

2009.............................  $ 35,064,410
2010.............................    63,839,053
2011.............................    44,871,728
2012.............................     8,918,857
2013.............................    12,665,469
2014.............................     4,347,980
2016.............................     9,129,091
                                   ------------
Total............................  $178,836,588
                                   ============
-----------------------------------------------------


7.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

8.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:

--------------------------------------------------------
Class I Shares
Year ended December 31,
2008                           Shares          Amount
--------------------------------------------------------
Shares sold................   1,563,049     $  7,725,357

Shares issued to
  shareholders in
  reinvestment of
  dividends................   1,640,505       11,111,227
                             ----------     ------------

Total issued...............   3,203,554       18,836,584

Shares redeemed............  (5,518,157)     (35,558,028)
                             ----------     ------------

Net decrease...............  (2,314,603)    $(16,721,444)
                             ==========     ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                           Shares          Amount
--------------------------------------------------------
Shares sold................     174,377     $  1,338,555

Shares issued to
  shareholders in
  reinvestment of
  dividends................   2,197,614       16,639,882
                             ----------     ------------

Total issued...............   2,371,991       17,978,437

Shares redeemed............  (7,828,550)     (59,001,661)
                             ----------     ------------

Net decrease...............  (5,456,559)    $(41,023,224)
                             ==========     ============
--------------------------------------------------------



----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares issued to shareholders in

  reinvestment of dividends.....     12      $    92

Shares redeemed.................   (163)      (1,183)
                                   ----      -------

Net decrease....................   (151)     $(1,091)
                                   ====      =======
----------------------------------------------------


* Liquidated on December 31, 2007.

----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares issued to shareholders in

  reinvestment of dividends.....     12      $    90

Shares redeemed.................   (163)      (1,181)
                                   ----      -------

Net decrease....................   (151)     $(1,091)
                                   ====      =======

----------------------------------------------------


* Liquidated on December 31, 2007.

9.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK HIGH INCOME V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Income V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2009

--------------------------------------------------------------------------------

     BLACKROCK INTERNATIONAL VALUE V.I. FUND

     ------------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund outperformed the benchmark Morgan Stanley Capital International ("MSCI") EAFE Index for the 12-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Sector allocation was the primary driver of the Fund's outperformance relative to the benchmark. The Fund benefited from taking profits in the materials and energy sectors at the end of the second quarter of 2008, and reinvesting some of the proceeds into more defensive areas of the market which had lagged, such as health care, telecommunication services and consumer staples. The Fund's underweight stance in the financials sector, especially banks, also was beneficial to performance.

  - The best-performing stocks within the Fund were mainly large-cap, defensive names, and included holdings in consumer staples, telecommunication services and pharmaceuticals. Selected holdings within insurance, materials and energy proved advantageous as well.

  - By contrast, stock selection within the banking sector was the main detractor from Fund performance, as a number of holdings underperformed on fears of a renewed worsening of the credit cycle. Stock selection within the utilities sector also disappointed as power utilities were impacted by falling oil prices. Within consumer discretionary, the Fund's exposure to automobiles proved unfavorable.

  - The Fund's regional allocation was marginally negative, with modest exposure to emerging markets (notably China, Russia and South Korea) detracting from performance.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the annual period, we reduced the Fund's exposure to cyclical sectors, after having been overweight earlier in the year. Key transactions included the sales of oil major Royal Dutch Shell Plc and BP Plc. Holdings were also decreased in the materials sector, with the sales of Akzo Nobel NV, Anglo American Plc and CRH Plc. These reductions were used to finance increased investments in the health care sector, where we bolstered the Fund's pharmaceuticals holdings through purchases of GlaxoSmithKline Plc, Sanofi-Aventis and Takeda Pharmaceutical Co., Ltd., as well as telecommunication services and, more lately, media companies within the consumer discretionary sector.

  - On a geographic basis, we reduced the Fund's weighting in Continental Europe in favor of Japan and selected emerging markets.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - At year-end, the Fund was overweight relative to its benchmark in financials, mainly within insurance, while it remained underweight in banks. The Fund was also overweight in the telecommunication services sector. The Fund was underweight in both consumer staples and consumer discretionary, as well as in utilities and industrials. At the regional level, the Fund was underweight in Europe, and overweight in Japan, Asia and selected emerging markets.

  - We maintain a significant large-cap bias, with an emphasis on companies that have strong balance sheets with low leverage, strong cash-generating business models and an ability to pass on price increases or cut costs.





The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                               BLACKROCK INTERNATIONAL
                                      VALUE V.I.              MORGAN STANLEY
                                   FUND(2)-CLASS I        CAPITAL INTERNATIONAL
                                      SHARES(1)               EAFE INDEX(3)
                               -----------------------    ---------------------
12/98                                   10000                     10000
12/99                                   12166                     12696
12/00                                   12517                     10898
12/01                                   10902                      8561
12/02                                    9644                      7196
12/03                                   13717                      9973
12/04                                   16808                     11992
12/05                                   18772                     13615
12/06                                   24010                     17202
12/07                                   26492                     19123
12/08                                   15234                     10828




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2) The Fund seeks current income and long-term growth of income, accompanied by growth of capital through investments in international stocks.

(3) This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------

                                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                    6-MONTH         ----------------------------------------
                                                 TOTAL RETURNS       1 YEAR      5 YEARS(2)      10 YEARS(2)
------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                   (34.53)%        (42.49)%        2.12%            4.30%

------------------------------------------------------------------------------------------------------------

MSCI EAFE Index                                     (36.41)         (43.38)         1.66             0.80
------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) For a portion of the period, the Fund's advisor waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
GEOGRAPHIC ALLOCATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Japan...........................................................             30%
United Kingdom..................................................             16
France..........................................................              9
Germany.........................................................              8
Switzerland.....................................................              7
Australia.......................................................              5
Italy...........................................................              4
Hong Kong.......................................................              3
Finland.........................................................              3
Singapore.......................................................              3
Brazil..........................................................              3
Russia..........................................................              2
Luxembourg......................................................              2
India...........................................................              1
Turkey..........................................................              1
Norway..........................................................              1
Mexico..........................................................              1
Netherlands.....................................................              1

----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------
Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                     HYPOTHETICAL(2)
                 --------------------------------------------------------   ---------------------------------
                   BEGINNING           ENDING                                 BEGINNING           ENDING
                 ACCOUNT VALUE     ACCOUNT VALUE         EXPENSES PAID      ACCOUNT VALUE     ACCOUNT VALUE
                  JULY 1, 2008   DECEMBER 31, 2008   DURING THE PERIOD(1)    JULY 1, 2008   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------
Class I........      $1,000           $654.70                $3.91              $1,000          $1,020.37

-------------------------------------------------------------------------------------------------------------
                    HYPOTHETICAL(2)
                 --------------------
                     EXPENSES PAID
                 DURING THE PERIOD(1)
-------------------------------------
Class I........          $4.77

-------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.94% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Derivative Instruments

--------------------------------------------------------------------------------

The Fund may invest in various derivative instruments, including forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund's ability to successfully use a derivative instrument depends on the Advisor's ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund's investments in these instruments are discussed in detail in the Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                      SHARES      VALUE
-------------------------------------------------------
AUSTRALIA--5.0%
BHP Billiton Ltd. .........        89,835  $  1,908,470
Newcrest Mining Ltd. ......        57,026     1,357,382
Octaviar Ltd.(a)(b)........     1,317,973             9
Origin Energy Ltd. ........       154,374     1,741,110
Telstra Corp. Ltd. ........       702,343     1,880,198

-------------------------------------------------------

TOTAL COMMON STOCKS IN AUSTRALIA              6,887,169
-------------------------------------------------------


BRAZIL--2.4%
Companhia Vale do Rio Doce
  (Preference 'A'
  Shares)(c)...............       191,849     2,043,192
Petroleo Brasileiro SA(c)..        63,922     1,304,648
-------------------------------------------------------

TOTAL COMMON STOCKS IN BRAZIL                 3,347,840
-------------------------------------------------------


CHINA--0.5%
China Coal Energy Co. .....       793,000       640,867
-------------------------------------------------------

TOTAL COMMON STOCKS IN CHINA                    640,867
-------------------------------------------------------


FINLAND--2.8%
Fortum Oyj.................        61,011     1,326,093
Sampo Oyj..................        82,987     1,570,726
UPM-Kymmene Oyj............        76,269       977,672
-------------------------------------------------------

TOTAL COMMON STOCKS IN FINLAND                3,874,491
-------------------------------------------------------


FRANCE--9.3%
AXA SA.....................        98,264     2,205,593
BNP Paribas SA.............        10,798       466,090
Bouygues...................        58,953     2,500,989
GDF Suez...................        30,888     1,533,189
Peugeot SA.................        55,809       954,147
Sanofi-Aventis.............        35,861     2,293,782
Total SA...................        49,496     2,721,247
-------------------------------------------------------

TOTAL COMMON STOCKS IN FRANCE                12,675,037
-------------------------------------------------------


GERMANY--8.2%
Bayer AG...................        29,439     1,715,364
Deutsche Post AG...........       105,218     1,779,619
Deutsche Telekom AG........       103,316     1,562,065
E.ON AG....................        63,264     2,484,198
Metro AG...................        27,583     1,096,934
Muenchener
  Rueckversicherungs AG
  Registered Shares........        17,128     2,659,081
-------------------------------------------------------

TOTAL COMMON STOCKS IN GERMANY               11,297,261
-------------------------------------------------------


HONG KONG--3.0%
China Mobile Ltd. .........       122,000     1,237,826
Henderson Land Development
  Co., Ltd. ...............       439,000     1,641,936
Hutchison Whampoa Ltd. ....       236,000     1,191,379
-------------------------------------------------------

TOTAL COMMON STOCKS IN HONG KONG              4,071,141
-------------------------------------------------------


INDIA--1.3%
ICICI Bank Ltd.(c).........        92,831     1,786,997
-------------------------------------------------------

TOTAL COMMON STOCKS IN INDIA                  1,786,997
-------------------------------------------------------


ITALY--3.7%
Eni SpA....................        93,170     2,242,009
Intesa Sanpaolo SpA........       759,729     2,759,857
-------------------------------------------------------

TOTAL COMMON STOCKS IN ITALY                  5,001,866
-------------------------------------------------------


JAPAN--28.9%
Daiichi Sankyo Co., Ltd. ..        83,000     1,962,814
Daiwa Securities Group,
  Inc. ....................       315,000     1,891,045
Eisai Co., Ltd. ...........        28,800     1,201,812
Fujitsu Ltd. ..............       329,000     1,599,599
Honda Motor Co., Ltd. .....        59,500     1,267,272
Japan Prime Realty
  Investment Corp. ........           139       329,952
KDDI Corp..................           285     2,034,985
Kyocera Corp. .............        12,300       890,493
Mitsubishi UFJ Financial
  Group, Inc. .............       457,800     2,877,341
Nintendo Co., Ltd. ........         8,000     3,057,213
Nippon Sheet Glass Co.,
  Ltd. ....................       416,000     1,377,275
NOK Corp...................        95,500       672,457
Olympus Corp...............        94,000     1,881,748
Panasonic Corp. ...........       108,000     1,327,561
Secom Co., Ltd. ...........        30,800     1,589,356
Sekisui House Ltd. ........       180,000     1,588,041
Shin-Etsu Chemical Co.,
  Ltd. ....................        33,200     1,532,232
Sumitomo Chemical Co.,
  Ltd. ....................       304,000     1,042,126
Sumitomo Corp..............       199,900     1,772,970
Sumitomo Mitsui Financial
  Group, Inc. .............           391     1,621,798
Takeda Pharmaceutical Co.,
  Ltd. ....................        41,800     2,178,713
Tokio Marine Holdings,
  Inc. ....................        89,100     2,639,982
Toyota Motor Corp. ........        45,300     1,497,542
West Japan Railway Co. ....           396     1,804,347
-------------------------------------------------------

TOTAL COMMON STOCKS IN JAPAN                 39,638,674
-------------------------------------------------------


LUXEMBOURG--1.5%
ArcelorMittal..............        84,859     2,056,927
-------------------------------------------------------

TOTAL COMMON STOCKS IN LUXEMBOURG             2,056,927
-------------------------------------------------------


MEXICO--0.8%
America Movil, SA de
  CV(c)....................        34,504     1,069,279
-------------------------------------------------------

TOTAL COMMON STOCKS IN MEXICO                 1,069,279
-------------------------------------------------------


NETHERLANDS--0.5%
ING Groep NV CVA...........        64,840       713,624
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE NETHERLANDS          713,624
-------------------------------------------------------


NORWAY--1.0%
DnB NOR ASA................       352,883     1,400,114
-------------------------------------------------------

TOTAL COMMON STOCKS IN NORWAY                 1,400,114
-------------------------------------------------------


RUSSIA--1.7%
LUKOIL(c)..................        24,423       782,757
MMC Norilsk Nickel(c)......       163,706     1,041,170
Mobile Telesystems(c)......        20,094       536,108
-------------------------------------------------------

TOTAL COMMON STOCKS IN RUSSIA                 2,360,035
-------------------------------------------------------


SINGAPORE--2.6%
CapitaLand Ltd. ...........       495,000     1,080,055
DBS Group Holdings Ltd. ...       267,000     1,572,731
United Overseas Bank
  Ltd. ....................        93,000       840,444
-------------------------------------------------------

TOTAL COMMON STOCKS IN SINGAPORE              3,493,230
-------------------------------------------------------


SWITZERLAND--7.0%
Credit Suisse Group AG.....        64,729     1,814,002
Nestle SA Registered
  Shares...................        95,010     3,762,220
The Swatch Group
  Ltd./Bearer Shares.......         7,775     1,096,566
Zurich Financial Services
  AG.......................        13,279     2,901,209
-------------------------------------------------------

TOTAL COMMON STOCKS IN SWITZERLAND            9,573,997
-------------------------------------------------------


TURKEY--1.2%
Turkiye Garanti Bankasi
  AS.......................       958,858     1,650,452
-------------------------------------------------------

TOTAL COMMON STOCKS IN TURKEY                 1,650,452
-------------------------------------------------------


UNITED KINGDOM--15.7%
BAE Systems Plc............       386,974     2,105,967
British American Tobacco
  Plc......................        90,218     2,353,504
GlaxoSmithKline Plc........       161,272     2,999,297
National Grid Plc..........       149,623     1,478,493
Next Plc...................        84,514     1,328,064


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                      SHARES      VALUE
-------------------------------------------------------
UNITED KINGDOM (CONCLUDED)
Royal Dutch Shell Plc Class
  B........................       100,210  $  2,540,168
Unilever Plc...............       125,694     2,887,167
United Business Media
  Ltd......................        60,094       443,999
Vodafone Group Plc.........     1,946,288     3,985,323
WPP Plc....................       228,422     1,335,661
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED KINGDOM    21,457,643
-------------------------------------------------------

TOTAL COMMON STOCKS--97.1%                  132,996,644
-------------------------------------------------------

-------------------------------------------------------



WARRANTS(D)
-------------------------------------------------------
UNITED STATES--0.6%
Deutsche Bank AG (expires
  6/13/17).................       139,104       804,230
-------------------------------------------------------

TOTAL WARRANTS--0.6%                            804,230
-------------------------------------------------------


RIGHTS
-------------------------------------------------------
SINGAPORE--0.2%
DBS Group Holdings
  Ltd.(b)(e)...............       133,500  $    277,980
-------------------------------------------------------

TOTAL RIGHTS--0.2%                              277,980
-------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$153,072,309)--97.9%                 134,078,854
-------------------------------------------------------

                                      PAR
SHORT-TERM SECURITIES               (000)      VALUE
-------------------------------------------------------

JAPAN--0.3%
TIME DEPOSITS--0.3%
Japanese Yen, 0.01% due
  1/05/09..................  JPY   43,131       475,794
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES IN JAPAN            475,794
-------------------------------------------------------


UNITED STATES--1.3%
TIME DEPOSITS--0.1%
Brown Brothers Harriman &
  Co., 0.05%, 1/02/09......  USD      181       180,725
-------------------------------------------------------

                               BENEFICIAL
                                 INTEREST
                                    (000)
-------------------------------------------------------
MONEY MARKET FUNDS--1.2%
BlackRock Liquidity Series,
  LLC Cash Sweep Series,
  1.64%(f)(g)..............  USD    1,582     1,581,574
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES IN THE UNITED
STATES                                        1,762,299
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$2,238,093)--1.6%                      2,238,093
-------------------------------------------------------

TOTAL INVESTMENTS
(COST--$155,310,402*)--99.5%.............   136,316,947

OTHER ASSETS LESS LIABILITIES--0.5%......       737,458
                                           ------------

NET ASSETS--100.0%.......................  $137,054,405
                                           ============



--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $162,944,838
                                     ============
Gross unrealized appreciation....    $  9,824,174
Gross unrealized depreciation....     (36,452,065)
                                     ------------
Net unrealized depreciation......    $(26,627,891)
                                     ============



(a) Security is valued in accordance with the Fund's fair valuation policy.

(b) Non-income producing security.

(c) Depositary receipts.

(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) The rights may be exercised until 1/20/09.

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------
                                    NET
AFFILIATE                         ACTIVITY       INCOME
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series....    USD (206,346)    $77,079

-------------------------------------------------------


(g) Represents the current yield as of report date.

  - Foreign currency exchange contracts as of December 31, 2008 were as follows:

------------------------------------------------------------------------
                                                            UNREALIZED
    CURRENCY                CURRENCY        SETTLEMENT     APPRECIATION
    PURCHASED                 SOLD             DATE       (DEPRECIATION)
------------------------------------------------------------------------
GBP        8,121        USD       11,845      1/02/09        $    (171)
USD          171        GBP          118      1/05/09                1
USD       10,345        GBP        7,170      1/05/09               38
USD      282,309        JPY   25,531,992      1/05/09              618
GBP       22,496        USD       32,904      1/06/09             (569)
USD      170,381        EUR      122,797      1/06/09             (256)
AUD    3,962,917        USD    2,643,860      1/30/09          109,504
USD    2,643,860        CHF    2,997,344      1/30/09         (173,113)
EUR    7,621,846        USD   11,000,000      3/23/09         (434,226)
USD    8,270,000        JPY  737,320,120      3/23/09          122,004

------------------------------------------------------------------------

TOTAL                                                        $(376,170)
                                                             =========




  - Currency Abbreviations:

AUD  Australian Dollar
CHF  Swiss Franc
EUR  Euro
GBP  British Pound
JPY  Japanese Yen
USD  U.S. Dollar





See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments December 31, 2008 (concluded)

--------------------------------------------------------------------------------

  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, ''Fair Value Measurements" (''FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.


The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

----------------------------------------------------------------
VALUATION                INVESTMENTS IN       OTHER FINANCIAL
INPUTS                     SECURITIES          INSTRUMENTS*
----------------------------------------------------------------

                             ASSETS        ASSETS    LIABILITIES
                         --------------   --------   -----------
Level 1..............     $ 10,185,949          --           --

Level 2..............      126,130,989    $232,165    $(608,335)

Level 3..............                9          --           --

----------------------------------------------------------------

TOTAL                     $136,316,947    $232,165    $(608,335)
                          ============    ========    =========



* Other financial instruments are foreign currency exchange contracts.

The following is a reconciliation of investments for unobservable inputs (Level
3) used in determining fair value:

---------------------------------------------------
                                     INVESTMENTS IN
                                       SECURITIES
---------------------------------------------------
Balance, as of January 1, 2008...               --
Accrued discounts/premiums.......               --
Realized gain (loss).............               --
Change in unrealized appreciation
  (depreciation)(1)..............      $(5,407,707)
Net purchases (sales)............               --
Net transfers in/out of Level 3..        5,407,716

---------------------------------------------------

BALANCE, AS OF DECEMBER 31, 2008       $         9
                                       ===========



(1) Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$153,728,828).............    $134,735,373
Investments at value--affiliated (cost--$1,581,574).................       1,581,574
Unrealized appreciation on foreign currency exchange contracts......         232,165
Foreign currency at value (cost--$2,326)............................             151
Dividends receivable................................................       1,031,177
Investments sold receivable.........................................         539,946
Capital shares sold receivable......................................          51,249
Prepaid expenses....................................................           9,188
                                                                        ------------
Total assets........................................................     138,180,823
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
Unrealized depreciation on foreign currency exchange contracts......         608,335
Investment purchased payable........................................         301,862
Investment advisory fees payable....................................          82,669
Capital shares redeemed payable.....................................          59,407
Other affiliates payable............................................           1,831
Officer's and Directors' fees payable...............................              69
Other accrued expenses payable......................................          72,245
                                                                        ------------
Total liabilities...................................................       1,126,418
                                                                        ------------
------------------------------------------------------------------------------------

NET ASSETS..........................................................    $137,054,405
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......    $  1,927,173
Paid-in capital in excess of par....................................     209,589,801
Undistributed net investment income.................................         541,670
Accumulated net realized loss.......................................     (55,640,533)
Net unrealized appreciation/depreciation............................     (19,363,706)
                                                                        ------------
NET ASSETS..........................................................    $137,054,405
                                                                        ------------
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $137,054,405 and 19,271,727 shares
  outstanding.......................................................    $       7.11
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends..........................................................    $   9,497,578
Foreign withholding tax............................................         (795,317)
Income--affiliated.................................................           77,079
Interest...........................................................           31,134
                                                                       -------------
Total income.......................................................        8,810,474
                                                                       -------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory................................................        1,818,781
Custodian..........................................................          148,075
Accounting services................................................           91,612
Printing...........................................................           54,386
Professional.......................................................           44,708
Officer and Directors..............................................           23,344
Transfer agent.....................................................            5,000
Miscellaneous......................................................           26,661
                                                                       -------------
Total expenses.....................................................        2,212,567
                                                                       -------------
Net investment income..............................................        6,597,907
                                                                       -------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments......................................................      (53,257,708)
  Foreign currency.................................................          993,559
                                                                       -------------
                                                                         (52,264,149)
                                                                       -------------
Net change in net unrealized appreciation/depreciation on:
  Investments......................................................      (84,513,529)
  Foreign currency.................................................         (447,072)
                                                                       -------------
                                                                         (84,960,601)
                                                                       -------------
Total realized and unrealized loss.................................     (137,224,750)
                                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............    $(130,626,843)
                                                                       =============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                             -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2008            2007
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.....................................   $   6,597,907    $  7,568,744
Net realized gain (loss)..................................     (52,264,149)     83,115,001
Net change in unrealized appreciation/depreciation........     (84,960,601)    (50,442,169)
                                                             -------------    ------------
Net increase (decrease) in net assets resulting from
  operations..............................................    (130,626,843)     40,241,576
                                                             -------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.................................................      (6,499,995)     (8,742,357)
  Class II................................................              --             (47)
  Class III...............................................              --             (46)
Net realized gain:
  Class I.................................................     (12,622,455)    (69,708,411)
  Class II................................................              --            (365)
  Class III...............................................              --            (365)
                                                             -------------    ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders...........................     (19,122,450)    (78,451,591)
                                                             -------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions............................................     (60,494,903)    (19,980,421)
                                                             -------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets..............................    (210,244,196)    (58,190,436)
Beginning of year.........................................     347,298,601     405,489,037
                                                             -------------    ------------
End of year...............................................   $ 137,054,405    $347,298,601
                                                             =============    ============

End of year undistributed (distributions in excess of) net
  investment income.......................................   $     541,670    $ (2,005,406)
                                                             =============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                                -----------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                   2008       2007       2006       2005       2004
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $   14.38   $  16.80   $  14.86   $  13.67   $  11.41
                                                ---------   --------   --------   --------   --------
Net investment income(1).....................        0.31       0.34       0.42       0.35       0.20
Net realized and unrealized gain (loss)......      (6.43)       1.42       3.73       1.24       2.37
                                                ---------   --------   --------   --------   --------
Net increase (decrease) from investment
  operations.................................      (6.12)       1.76       4.15       1.59       2.57
                                                ---------   --------   --------   --------   --------
Dividends and distributions from:
  Net investment income......................      (0.39)     (0.50)     (0.60)     (0.40)     (0.31)
  Net realized gain..........................      (0.76)     (3.68)     (1.61)         --         --
                                                ---------   --------   --------   --------   --------
Total dividends and distributions............      (1.15)     (4.18)     (2.21)     (0.40)     (0.31)
                                                ---------   --------   --------   --------   --------
Net asset value, end of year.................   $    7.11   $  14.38   $  16.80   $  14.86   $  13.67
                                                =========   ========   ========   ========   ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.....................    (42.49)%     10.34%     27.91%(3)  11.68%(4)  22.54%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses after waiver..................       0.91%      0.87%      0.87%      0.70%      0.86%
                                                =========   ========   ========   ========   ========
Total expenses...............................       0.91%      0.87%      0.87%      0.88%      0.86%
                                                =========   ========   ========   ========   ========
Net investment income........................       2.71%      1.91%      2.49%      2.30%      1.69%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $ 137,054   $347,299   $405,486   $356,277   $373,950
                                                =========   ========   ========   ========   ========
Portfolio turnover...........................        118%        79%        62%        78%        62%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------



 (1) Based on average shares outstanding.

 (2) Total investment returns exclude insurance-related fees and expenses.

 (3) In 2006, approximately 0.13% of the Fund's total investment return consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

 (4) In 2005, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock International Value V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III Shares were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investments in the BlackRock Liquidity series, LLC Cash Sweep Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Company's Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

  - Forward currency contracts--A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency contracts, when used by the Fund, help to

--------------------------------------------------------------------------------


    manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

SEGREGATION AND COLLATERALIZATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregates assets in connection with certain investments (e.g., forward foreign currency contracts), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several Funds are pro-rated among those Funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a

--------------------------------------------------------------------------------


monthly fee at an annual rate of 0.75% of the average daily value of the Fund's average daily net assets.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management International Limited ("BIMIL"), an affiliate of the Advisor, under which the Advisor pays BIMIL for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $4,352 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, received $265 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Transfer agency fees are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Fund, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $283,586,007 and $356,848,947, respectively.

4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the
(a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  INCOME TAX INFORMATION:

RECLASSIFICATIONS: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to foreign currency transactions, gains from the sale of stock of passive foreign investment companies, and the reclassification of distributions were reclassified to the following accounts:


-------------------------------------------------

Undistributed net investment
  income...........................   $ 2,449,164

Accumulated net realized loss......   $(2,449,164)

-------------------------------------------------

--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

---------------------------------------------------------
                               12/31/2008      12/31/2007
---------------------------------------------------------

Distributions paid from:

  Ordinary income..........   $ 10,065,784    $19,836,716

  Net long term-capital
     gain..................      9,056,666     58,614,875
                              ------------    -----------

Total taxable
  distributions............   $ 19,122,450    $78,451,591
                              ============    ===========

---------------------------------------------------------


As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:


-------------------------------------------------
Undistributed net ordinary
  income..........................   $    251,946
                                     ------------
Total undistributed net earnings..        251,946
Capital loss carryforward.........    (28,933,559)
Net unrealized losses.............    (45,780,956)*
                                     ------------
Total accumulated net losses......   $(74,462,569)
                                     ============

-------------------------------------------------


* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized losses on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the tax deferral of post-October capital losses for tax purposes.

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration date:

--------------------------------------------------
EXPIRES DECEMBER 31,

--------------------------------------------------

2016...............................   $ 28,933,559
--------------------------------------------------


6.  GEOGRAPHIC, MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

The Fund invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Please see the Schedule of Investments for concentrations in specific countries.

As of December 31, 2008, the Fund had the following unaudited industry classifications:

-------------------------------------------------
                                       Percent of
                                       Long-Term
Industry                              Investments
-------------------------------------------------
Commercial Banks....................       11%

Pharmaceuticals.....................        9

Insurance...........................        9

Oil, Gas & Consumable Fuels.........        9

Wireless Telecommunication
  Services..........................        7

Metals & Mining.....................        6

Food Products.......................        5

Capital Markets.....................        3

Automobiles.........................        3

Electric Utilities..................        3

Diversified Telecommunication
  Services..........................        3

Software............................        2

Household Durables..................        2

Multi-Utilities.....................        2

Real Estate Management &
  Development.......................        2

Chemicals...........................        2

Tobacco.............................        2

Aerospace & Defense.................        2

Health Care Equipment & Supplies....        2

Air Freight & Logistics.............        1

Media...............................        1

Road & Rail.........................        1

Trading Companies & Distributors....        1

Commercial Services & Supplies......        1

Computers & Peripherals.............        1

Construction & Engineering..........        1

Building Products...................        1

Multiline Retail....................        1

Industrial Conglomerates............        1

Food & Staples Retailing............        1

Textiles, Apparel & Luxury Goods....        1

Electronic Equipment & Instruments..        1

Paper & Forest Products.............        1

Auto Components.....................        1

Diversified Financial Services......        1

-------------------------------------------------


7.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:


--------------------------------------------------------
Class I Shares
Year Ended December 31,
2008                           Shares          Amount
--------------------------------------------------------
Shares sold................     169,677     $  1,784,226

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........   2,704,731       19,122,450
                             ----------     ------------

Total issued...............   2,874,408       20,906,676

Shares redeemed............  (7,761,961)     (81,401,579)
                             ----------     ------------

Net decrease...............  (4,887,553)    $(60,494,903)
                             ==========     ============

--------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                          Shares           Amount
--------------------------------------------------------
Shares sold...............     165,496     $   2,940,147

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........   5,425,364        78,450,768
                            ----------     -------------

Total issued..............   5,590,860        81,390,915

Shares redeemed...........  (5,570,204)     (101,368,484)
                            ----------     -------------

Net increase (decrease)...      20,656     $ (19,977,569)
                            ==========     =============
--------------------------------------------------------



----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................     28      $   412

Shares redeemed.................   (127)      (1,838)
                                   ----      -------

Net decrease....................    (99)     $(1,426)
                                   ====      =======
----------------------------------------------------


* Liquidated on December 31, 2007.

----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................     28      $   411

Shares redeemed.................   (127)      (1,837)
                                   ----      -------

Net decrease....................    (99)     $(1,426)
                                   ====      =======

----------------------------------------------------


* Liquidated on December 31, 2007.

8.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK INTERNATIONAL VALUE V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International Value V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2009

--------------------------------------------------------------------------------

     BLACKROCK LARGE CAP CORE V.I. FUND

     --------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark Russell 1000 Index for the 12-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The Fund's underperformance can be attributed primarily to weak results in the consumer staples, information technology (IT), industrials and health care sectors, offset somewhat by relatively strong contributions from financials and consumer discretionary.

  - In the consumer staples sector, an underweight and stock selection detracted from relative returns. In addition to high valuations, which made it difficult to find attractive companies to add to the Fund, we have concerns about how these companies will manage their pricing as commodity prices decline. The Fund's industrial holdings hindered results, as did selected health care holdings in the services subsector. In IT, while our overweight was a detractor over the period, we remain confident in our holdings--approximately two thirds in defensively-positioned companies with high cash flow, good balance sheets and recurring revenue, and one third in cyclical companies with lean supply chains.

  - The biggest individual detractors from performance included Health Net, Inc., Murphy Oil Corp., Sun Microsystems, Inc. and ENSCO International, Inc. An underweight in The Procter & Gamble Co. also proved unfavorable.

  - On the positive side, the Fund's position in financials was the largest contributor to relative performance. We were--and remain--underweight in large money center banks and those with capital market operations. We maintain our preference for property and casualty insurers and selected life insurers, where we see good value. In the consumer discretionary arena, Fund results were aided by companies benefiting from an increasingly cost-conscious consumer (e.g., large discounters, dollar stores, etc.).

  - On an individual-stock basis, Lennar Corp., AutoZone, Inc., Exxon Mobil Corp. and The Travelers Cos., Inc. were standouts. Underweights in Citigroup, Inc., American International Group, Inc. and Bank of America Corp. also helped performance.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the annual period, we increased exposure to the consumer staples, energy, industrials, health care and consumer discretionary sectors. The largest purchases included Wal-Mart Stores, Inc., Johnson & Johnson, United States Steel Corp., Murphy Oil Corp. and Northrop Grumman Corp.

  - We reduced exposure to IT, financials and materials. Among the largest sales were Cisco Systems, Inc., Microsoft Corp., Monsanto Co., McDonald's Corp. and Honeywell International, Inc.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - At year-end, the Fund was overweight relative to the benchmark in energy, health care, IT and industrials, and was underweight in financials, consumer staples and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[PERFORMANCE GRAPH]

                         BLACKROCK LARGE       BLACKROCK LARGE       BLACKROCK LARGE
                            CAP CORE              CAP CORE              CAP CORE
                       V.I. FUND(2)-CLASS    V.I. FUND(2)-CLASS    V.I. FUND(2)-CLASS    RUSSELL 1000
                           I SHARES(1)          II SHARES(1)          III SHARES(1)        INDEX(3)
                       ------------------    ------------------    ------------------    ------------
12/98                         10000                 10000                 10000              10000
12/99                         13143                 13123                 13110              12091
12/00                         11848                 11812                 11789              11149
12/01                         10972                 10923                 10890               9761
12/02                          9109                  9054                  9018               7648
12/03                         11980                 11891                 11832               9934
12/04                         13992                 13872                 13784              11067
12/05                         15838                 15693                 15564              11760
12/06                         18173                 17986                 17814              13578
12/07                         19689                 19455                 19252              14362
12/08                         12059                 11896                 11762               8963




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, which have not recommenced operations as of the date of this report, are based on performance of the Fund's Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-
      1) fees applicable to Class II and Class III Shares.

(2) The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

(3) This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                   6-MONTH      ----------------------------
                                                TOTAL RETURNS    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------
Class I Shares(1)                                  (30.03)%     (38.75)%    0.13%      1.89%

--------------------------------------------------------------------------------------------

Class II Shares(1)                                 (30.08)      (38.85)     0.01(2)    1.75(2)
--------------------------------------------------------------------------------------------

Class III Shares(1)                                (30.11)(2)   (38.91)(2) (0.12)(2)   1.64(2)
--------------------------------------------------------------------------------------------

Russell 1000 Index                                 (29.73)      (37.60)    (2.04)     (1.09)
--------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

(2) The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund's Class I shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.


    Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Energy..........................................................             23%
Health Care.....................................................             20
Information Technology..........................................             19
Industrials.....................................................             14
Consumer Discretionary..........................................             11
Consumer Staples................................................              6
Financials......................................................              5
Telecommunication Services......................................              1
Materials.......................................................              1

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                     HYPOTHETICAL(2)
                 --------------------------------------------------------   ---------------------------------
                   BEGINNING           ENDING                                 BEGINNING           ENDING
                 ACCOUNT VALUE     ACCOUNT VALUE         EXPENSES PAID      ACCOUNT VALUE     ACCOUNT VALUE
                  JULY 1, 2008   DECEMBER 31, 2008   DURING THE PERIOD(1)    JULY 1, 2008   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------
Class I........      $1,000           $699.70                $2.82              $1,000          $1,021.78

-------------------------------------------------------------------------------------------------------------

Class II.......      $1,000           $699.20                $3.42              $1,000          $1,021.08
-------------------------------------------------------------------------------------------------------------
                    HYPOTHETICAL(2)
                 --------------------
                     EXPENSES PAID
                 DURING THE PERIOD(1)
-------------------------------------
Class I........          $3.35

-------------------------------------

Class II.......          $4.06
-------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.66% for Class I and 0.80% for Class II), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                      SHARES      VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE--5.0%
General Dynamics Corp. ......      49,000  $  2,821,910
Lockheed Martin Corp. .......      35,000     2,942,800
Northrop Grumman Corp. ......      63,000     2,837,520
Raytheon Co. ................      56,000     2,858,240
                                           ------------
                                             11,460,470

-------------------------------------------------------


AIRLINES--0.2%
Southwest Airlines Co. ......      48,000       413,760
-------------------------------------------------------


BEVERAGES--0.3%
The Coca-Cola Co. ...........      14,000       633,780
-------------------------------------------------------


BIOTECHNOLOGY--2.0%
Amgen, Inc.(a)...............      68,000     3,927,000
Cephalon, Inc.(a)............       8,000       616,320
                                           ------------
                                              4,543,320
-------------------------------------------------------


COMMERCIAL BANKS--0.3%
Wells Fargo & Co. ...........      21,000       619,080
-------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--1.2%
Waste Management, Inc. ......      80,000     2,651,200
-------------------------------------------------------


COMMUNICATIONS EQUIPMENT--0.2%
Cisco Systems, Inc.(a).......      22,000       358,600
-------------------------------------------------------


COMPUTERS & PERIPHERALS--6.6%
Hewlett-Packard Co. .........     126,000     4,572,540
International Business
  Machines Corp. ............      61,000     5,133,760
NetApp, Inc.(a)..............     182,000     2,542,540
Seagate Technology...........     173,000       766,390
Western Digital Corp.(a).....     165,000     1,889,250
                                           ------------
                                             14,904,480
-------------------------------------------------------


CONSUMER FINANCE--1.2%
Capital One Financial
  Corp. .....................      84,000     2,678,760
-------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.3%
JPMorgan Chase & Co. ........      21,000       662,130
-------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
AT&T Inc. ...................      74,000     2,109,000
Embarq Corp. ................      14,000       503,440
Verizon Communications,
  Inc. ......................       7,000       237,300
                                           ------------
                                              2,849,740
-------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.8%
Agilent Technologies,
  Inc.(a)....................     110,000     1,719,300
-------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--3.2%
ENSCO International, Inc. ...      85,000     2,413,150
Nabors Industries Ltd.(a)....     209,000     2,501,730
Noble Corp. .................     109,000     2,407,810
                                           ------------
                                              7,322,690
-------------------------------------------------------


FOOD & STAPLES RETAILING--4.8%
BJ's Wholesale Club,
  Inc.(a)....................      18,000       616,680
The Kroger Co. ..............     103,000     2,720,230
SYSCO Corp. .................     105,000     2,408,700
Wal-Mart Stores, Inc. .......      93,000     5,213,580
                                           ------------
                                             10,959,190
-------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--2.0%
Baxter International, Inc. ..      47,000     2,518,730
Varian Medical Systems,
  Inc.(a)....................      56,000     1,962,240
                                           ------------
                                              4,480,970
-------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--8.5%
Aetna, Inc. .................      95,000     2,707,500
AmerisourceBergen Corp. .....      71,000     2,531,860
Cigna Corp. .................      67,000     1,128,950
Express Scripts, Inc.(a).....      42,000     2,309,160
Humana, Inc.(a)..............      71,000     2,646,880
McKesson Corp. ..............      65,000     2,517,450
Quest Diagnostics, Inc. .....      49,000     2,543,590
WellPoint, Inc.(a)...........      67,000     2,822,710
                                           ------------
                                             19,208,100
-------------------------------------------------------


HOUSEHOLD DURABLES--2.7%
Lennar Corp. Class A(b)......     227,000     1,968,090
Pulte Homes, Inc. ...........     186,000     2,032,980
Toll Brothers, Inc.(a).......     101,000     2,164,430
                                           ------------
                                              6,165,500
-------------------------------------------------------


HOUSEHOLD PRODUCTS--1.2%
The Procter & Gamble Co. ....      45,000     2,781,900
-------------------------------------------------------


IT SERVICES--1.2%
Accenture Ltd. Class A.......      85,000     2,787,150
-------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.9%
General Electric Co. ........     134,000     2,170,800
-------------------------------------------------------


INSURANCE--2.8%
The Allstate Corp. ..........      82,000     2,686,320
The Travelers Cos., Inc. ....      65,000     2,938,000
UnumProvident Corp. .........      34,000       632,400
                                           ------------
                                              6,256,720
-------------------------------------------------------


MACHINERY--2.8%
AGCO Corp.(a)................      59,000     1,391,810
Cummins, Inc. ...............      90,000     2,405,700
Parker Hannifin Corp. .......      58,000     2,467,320
                                           ------------
                                              6,264,830
-------------------------------------------------------


MEDIA--0.1%
Omnicom Group Inc. ..........      10,000       269,200
-------------------------------------------------------


METALS & MINING--1.2%
Reliance Steel & Aluminum
  Co. .......................      30,000       598,200
United States Steel Corp. ...      59,000     2,194,800
                                           ------------
                                              2,793,000
-------------------------------------------------------


MULTILINE RETAIL--2.8%
Big Lots, Inc.(a)............     111,000     1,608,390
Dollar Tree, Inc.(a).........      54,000     2,257,200
Family Dollar Stores, Inc. ..      93,000     2,424,510
                                           ------------
                                              6,290,100
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--19.7%
Anadarko Petroleum Corp. ....      72,000     2,775,600
Apache Corp. ................      39,000     2,906,670
Chevron Corp. ...............      85,000     6,287,450
ConocoPhillips...............      84,000     4,351,200
Devon Energy Corp. ..........      13,000       854,230
Exxon Mobil Corp. ...........     165,000    13,171,950
Marathon Oil Corp. ..........     107,000     2,927,520
Murphy Oil Corp. ............      60,000     2,661,000
Occidental Petroleum Corp. ..      61,000     3,659,390
Sunoco, Inc. ................      56,000     2,433,760
Valero Energy Corp. .........     119,000     2,575,160
                                           ------------
                                             44,603,930
-------------------------------------------------------


PHARMACEUTICALS--7.9%
Bristol-Myers Squibb Co. ....      69,000     1,604,250
Eli Lilly & Co. .............      84,000     3,382,680
Johnson & Johnson............     110,000     6,581,300


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments December 31, 2008 (concluded)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                      SHARES      VALUE
-------------------------------------------------------
PHARMACEUTICALS (CONCLUDED)
Pfizer, Inc. ................     306,000  $  5,419,260
Schering-Plough Corp. .......      55,000       936,650
                                           ------------
                                             17,924,140
-------------------------------------------------------


ROAD & RAIL--3.4%
CSX Corp. ...................      69,000     2,240,430
Norfolk Southern Corp. ......      56,000     2,634,800
Union Pacific Corp. .........      58,000     2,772,400
                                           ------------
                                              7,647,630
-------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--6.4%
Altera Corp. ................     147,000     2,456,370
Broadcom Corp. Class A(a)....     146,000     2,477,620
Integrated Device Technology,
  Inc.(a)....................     326,000     1,828,860
Marvell Technology Group
  Ltd.(a)(c).................     351,000     2,341,170
Microchip Technology,
  Inc.(b)....................      43,000       839,790
National Semiconductor
  Corp. .....................     197,000     1,983,790
Novellus Systems, Inc.(a)....      21,000       259,140
Xilinx, Inc. ................     136,000     2,423,520
                                           ------------
                                             14,610,260
-------------------------------------------------------


SOFTWARE--4.1%
Adobe Systems, Inc.(a).......     112,000     2,384,480
CA, Inc. ....................     131,000     2,427,430
Microsoft Corp. .............     104,000     2,021,760
Symantec Corp.(a)............     191,000     2,582,320
                                           ------------
                                              9,415,990
-------------------------------------------------------


SPECIALTY RETAIL--3.1%
AutoZone, Inc.(a)............      19,000     2,649,930
The Gap, Inc. ...............     165,000     2,209,350
Ross Stores, Inc. ...........      76,000     2,259,480
                                           ------------
                                              7,118,760
-------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--2.0%
Coach, Inc.(a)...............     117,000     2,430,090
Polo Ralph Lauren Corp. .....      45,000     2,043,450
                                           ------------
                                              4,473,540
-------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$276,824,240)--100.1%                227,039,020
-------------------------------------------------------

-------------------------------------------------------


                               BENEFICIAL
                                INTEREST
SHORT-TERM SECURITIES             (000)
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC
  Money Market Series,
  0.80%(d)(e)(f).............    $  2,400     2,400,000
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$2,400,000)--1.1%                      2,400,000
-------------------------------------------------------

TOTAL INVESTMENTS
(COST--$279,224,240*)--101.2%............   229,439,020

LIABILITIES IN EXCESS OF OTHER
ASSETS--(1.2)%...........................    (2,612,743)
                                           ------------

NET ASSETS--100.0%.......................  $226,826,277
                                           ============



--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $287,621,154
                                     ============
Gross unrealized appreciation....    $ 10,957,062
Gross unrealized depreciation....     (69,139,196)
                                     ------------
Net unrealized depreciation......    $(58,182,134)
                                     ============



(a) Non-income producing security.

(b) Security, or a portion of security, is on loan.

(c) Depositary receipts.

(d) Security was purchased with the cash proceeds from securities loans.

(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------
                                    NET
AFFILIATE                         ACTIVITY      INCOME
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series.....             --    $     14
BlackRock Liquidity Series,
  LLC Money Market Series...   $(25,655,000)   $108,397

-------------------------------------------------------


(f) Represents the current yield as of report date.

  - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------

                                         ASSETS
                                     --------------
Level 1..........................     $227,039,020

Level 2..........................        2,400,000

Level 3..........................               --

---------------------------------------------------

TOTAL                                 $229,439,020
                                      ============






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $2,319,900) (cost--$276,824,240)..................................    $227,039,020
Investments at value--affiliated (cost--$2,400,000).................       2,400,000
Foreign currency at value (cost--$370)..............................             365
Investments sold receivable.........................................       5,059,074
Dividends receivable................................................         312,474
Prepaid expenses....................................................          12,571
Securities lending income receivable--affiliated....................           7,492
Capital shares sold receivable......................................           2,287
                                                                        ------------
Total assets........................................................     234,833,283
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
Collateral at value--securities loaned..............................       2,400,000
Bank overdraft......................................................         541,337
Investments purchased payable.......................................       4,844,836
Investment advisory fees payable....................................          92,581
Capital shares redeemed payable.....................................          79,837
Other accrued expenses payable......................................          46,630
Other affiliates payable............................................           1,470
Distribution fees payable...........................................             210
Officer's and Directors' fees payable...............................             105
                                                                        ------------
Total liabilities...................................................       8,007,006
                                                                        ------------
------------------------------------------------------------------------------------

NET ASSETS..........................................................    $226,826,277
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 200,000,000 shares authorized......    $  1,295,592
Class II Shares, $0.10 par value, 100,000,000 shares authorized.....           9,444
Paid-in capital in excess of par....................................     334,205,281
Undistributed net investment income.................................         135,514
Accumulated net realized loss.......................................     (59,034,329)
Net unrealized appreciation/depreciation............................     (49,785,225)
                                                                        ------------
NET ASSETS..........................................................    $226,826,277
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $225,182,663 and 12,955,923 shares
  outstanding.......................................................    $      17.38
                                                                        ============
Class II--Based on net assets of $1,643,614 and 94,443 shares
  outstanding.......................................................    $      17.40
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends..........................................................    $   5,886,720
Income--affiliated.................................................               28
Securities lending--affiliated.....................................          108,397
                                                                       -------------
Total income.......................................................        5,995,145
                                                                       -------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory................................................        1,672,406
Custodian..........................................................          132,973
Accounting services................................................          131,997
Professional.......................................................           49,945
Printing...........................................................           58,839
Officer and Directors..............................................           26,555
Distribution--Class II.............................................            5,013
Transfer agent--Class I............................................            4,953
Transfer agent--Class II...........................................               47
Miscellaneous......................................................           21,577
                                                                       -------------
Total expenses.....................................................        2,104,305
                                                                       -------------
Net investment income..............................................        3,890,840
                                                                       -------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS:
Net realized loss from investments.................................      (56,642,653)
                                                                       -------------
Net change in unrealized appreciation/depreciation on:
  Investments......................................................     (113,041,254)
  Foreign currency.................................................               (4)
                                                                       -------------
                                                                        (113,041,258)
                                                                       -------------
Total realized and unrealized loss.................................     (169,683,911)
                                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............    $(165,793,071)
                                                                       =============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                             -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2008            2007
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.....................................   $   3,890,840    $  4,744,692
Net realized gain (loss)..................................     (56,642,653)     63,168,884
Net change in unrealized appreciation/depreciation........    (113,041,258)    (25,818,041)
                                                             -------------    ------------
Net increase (decrease) in net assets resulting from
  operations..............................................    (165,793,071)     42,095,535
                                                             -------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.................................................      (3,777,434)     (4,665,247)
  Class II................................................         (22,560)        (34,740)
  Class III...............................................              --             (12)
Net realized gain:
  Class I.................................................      (6,496,601)    (65,725,473)
  Class II................................................         (47,379)       (547,719)
  Class III...............................................              --            (220)
                                                             -------------    ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders...........................     (10,343,974)    (70,973,411)
                                                             -------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions............................................     (77,478,234)    (30,180,170)
                                                             -------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets..............................    (253,615,279)    (59,058,046)
Beginning of year.........................................     480,441,556     539,499,602
                                                             -------------    ------------
End of year...............................................   $ 226,826,277    $480,441,556
                                                             =============    ============
End of year undistributed net investment income...........   $     135,514    $     44,693
                                                             =============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                                -----------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                   2008       2007       2006       2005       2004
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $   29.75   $  32.17   $  31.69   $  29.38   $  25.36
                                                ---------   --------   --------   --------   --------
Net investment income(1).....................        0.27       0.31       0.30       0.19       0.22
Net realized and unrealized gain (loss)......     (11.80)       2.41       4.34       3.68       4.04
                                                ---------   --------   --------   --------   --------
Net increase (decrease) from investment
  operations.................................     (11.53)       2.72       4.64       3.87       4.26
                                                ---------   --------   --------   --------   --------

Dividends and distributions from:
  Net investment income......................      (0.31)     (0.34)     (0.32)     (0.20)     (0.24)
  Net realized gain..........................      (0.53)     (4.80)     (3.84)     (1.36)         --
                                                ---------   --------   --------   --------   --------
Total dividends and distributions............      (0.84)     (5.14)     (4.16)     (1.56)     (0.24)
                                                ---------   --------   --------   --------   --------
Net asset value, end of year.................   $   17.38   $  29.75   $  32.17   $  31.69   $  29.38
                                                =========   ========   ========   ========   ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.....................    (38.75)%      8.34%     14.74%     13.20%     16.79%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses...............................       0.60%      0.55%      0.53%      0.54%      0.53%
                                                =========   ========   ========   ========   ========
Net investment income........................       1.12%      0.91%      0.91%      0.62%      0.84%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $ 225,183   $476,467   $537,525   $538,794   $543,352
                                                =========   ========   ========   ========   ========
Portfolio turnover...........................        104%        72%        72%        75%       131%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------



 (1) Based on average shares outstanding.

 (2) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (continued)

--------------------------------------------------------------------------------



                                                                       CLASS II
                                           ---------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,                  PERIOD
                                           ----------------------------------------  SEPTEMBER 30, 2004(1)
                                              2008       2007       2006      2005    TO DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $   29.74   $  32.18   $ 31.69   $ 29.38         $ 26.07
                                           ---------   --------   -------   -------         -------
Net investment income(2)................        0.21       0.24      0.25      0.16            0.12
Net realized and unrealized gain
  (loss)................................     (11.77)       2.42      4.35      3.69            3.43
                                           ---------   --------   -------   -------         -------
Net increase (decrease) from investment
  operations............................     (11.56)       2.66      4.60      3.85            3.55
                                           ---------   --------   -------   -------         -------
Dividends and distributions from:
  Net investment income.................      (0.25)     (0.30)    (0.27)    (0.18)          (0.24)
  Net realized gain.....................      (0.53)     (4.80)    (3.84)    (1.36)              --
                                           ---------   --------   -------   -------         -------
Total dividends and distributions.......      (0.78)     (5.10)    (4.11)    (1.54)          (0.24)
                                           ---------   --------   -------   -------         -------
Net asset value, end of period..........   $   17.40    $ 29.74   $ 32.18   $ 31.69         $ 29.38
                                           =========   ========   =======   =======         =======

----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value................    (38.85)%      8.16%    14.61%    13.13%          13.61%(4)
                                           =========   ========   =======   =======         =======
----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses..........................       0.74%      0.71%     0.68%     0.69%           0.53%(5)
                                           =========   ========   =======   =======         =======
Net investment income...................       0.84%      0.72%     0.75%     0.53%           1.70%(5)
                                           =========   ========   =======   =======         =======
----------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $   1,644    $ 3,974   $ 1,973   $ 2,025         $     1
                                           =========   ========   =======   =======         =======
Portfolio turnover......................        104%        72%       72%       75%            131%
                                           =========   ========   =======   =======         =======
----------------------------------------------------------------------------------------------------------



 (1) Commencement of operations.

 (2) Based on average shares outstanding.

 (3) Total investment returns exclude insurance-related fees and expenses.

 (4) Aggregate total investment return.

 (5) Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------

                                                                       CLASS III
                                              -----------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,                  PERIOD
                                              ---------------------------------     SEPTEMBER 30, 2004(2)
                                               2007(1)        2006        2005       TO DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......   $   32.23     $ 31.76     $ 29.38            $ 26.07
                                              ---------     -------     -------            -------
Net investment income(3)...................        0.23        0.28        0.20               0.12
Net realized and unrealized gain...........        2.42        4.35        3.74               3.43
                                              ---------     -------     -------            -------
Net increase from investment operations....        2.65        4.63        3.94               3.55
                                              ---------     -------     -------            -------
Dividends and distributions from:
  Net investment income....................      (0.25)      (0.32)      (0.20)             (0.24)
  Net realized gain........................      (4.80)      (3.84)      (1.36)                 --
                                              ---------     -------     -------            -------
Total dividends and distributions..........      (5.05)      (4.16)      (1.56)             (0.24)
                                              ---------     -------     -------            -------
Net asset value, end of period.............     $ 29.83     $ 32.23     $ 31.76            $ 29.38
                                              =========     =======     =======            =======

---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(4)
Based on net asset value...................       8.12%      14.68%      13.43%             13.61%(5)
                                              =========     =======     =======            =======
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.............................       0.76%       0.60%       0.54%              0.53%(6)
                                              =========     =======     =======            =======
Net investment income......................       0.68%       0.85%       0.67%              1.70%(6)
                                              =========     =======     =======            =======
---------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)............          --(1)  $     1     $     1            $     1
                                              =========     =======     =======            =======
Portfolio turnover.........................         72%         72%         75%               131%
                                              =========     =======     =======            =======
---------------------------------------------------------------------------------------------------------



 (1) There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

 (2) Commencement of operations.

 (3) Based on average shares outstanding.

 (4) Total investment returns exclude insurance-related fees and expenses.

 (5) Aggregate total investment return.

 (6) Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Large Cap Core V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. All Class III Shares were redeemed on December 31, 2007 and reopened to investors effective December 15, 2008.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For the equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investment in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon its pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Company's Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended December 31, 2008, the Fund received only cash collateral for any securities loaned.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft, which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's average daily net assets at the following annual rates: 0.500% of the Fund's average daily net assets not exceeding $250 million; 0.450% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.400% of average daily net assets in excess of $400 million.

The Advisor has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

--------------------------------------------------------------------------------

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $6,315 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc. The distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of 0.15% and 0.25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending--affiliated on the Statement of Operations. For the year ended December 31, 2008, BIM received $25,971 in securities lending agent fees.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended December 31, 2008, the Fund earned $14, which is shown as income-affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $368,656,296 and $451,772,204, respectively.

4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

--------------------------------------------------------------------------------

5.  INCOME TAX INFORMATION:

RECLASSIFICATION: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to the reclassification of distributions were reclassified to the following accounts:

-----------------------------------------------
Undistributed net investment income...     $(25)
Accumulated net realized loss.........     $ 25

-----------------------------------------------


The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

-------------------------------------------------------
                             12/31/2008      12/31/2007
-------------------------------------------------------
Distributions paid from:

Ordinary income...........  $ 5,870,500     $ 7,850,953

Net long-term capital
  gains...................    4,473,474      63,122,458
                            -----------     -----------

Total taxable
  distributions...........  $10,343,974     $70,973,411
                            ===========     ===========

-------------------------------------------------------


As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

---------------------------------------------------
Undistributed net ordinary
  income.........................     $     135,514
                                      -------------
Total undistributed net
  earnings.......................           135,514
Capital loss carryforward........       (25,419,371)
Net unrealized losses............       (83,400,183)*
                                      -------------
Total accumulated net losses.....     $(108,684,040)
                                      =============

---------------------------------------------------


* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes and the difference between the book and tax treatment of certain stock lending transactions.

As of December 31, 2008, the Fund had a net capital loss carryforward available to offset future realized capital gains through the indicated expiration date:

--------------------------------------------------
EXPIRES DECEMBER 31,
--------------------------------------------------
2016..............................     $25,419,371

--------------------------------------------------


6.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

7.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:

--------------------------------------------------------
Class I Shares
Year Ended December 31,
2008                           Shares          Amount
--------------------------------------------------------
Shares sold................      38,590     $    947,278

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........     598,720       10,274,035
                             ----------     ------------

Total Issued...............     637,310       11,221,313

Shares redeemed............  (3,696,773)     (87,705,215)
                             ----------     ------------

Net decrease...............  (3,059,463)    $(76,483,902)
                             ==========     ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                          Shares           Amount
--------------------------------------------------------
Shares sold...............      58,844     $   1,955,904

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........   2,347,922        70,390,720
                            ----------     -------------

Total Issued..............   2,406,766        72,346,624

Shares redeemed...........  (3,098,853)     (104,923,813)
                            ----------     -------------

Net decrease..............    (692,087)    $ (32,577,189)
                            ==========     =============
--------------------------------------------------------



-------------------------------------------------------
Class II Shares
Year Ended December 31, 2008    Shares         Amount
-------------------------------------------------------
Shares sold..................   113,876     $ 2,845,308

Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions..............     4,071          69,939
                               --------     -----------

Total Issued.................   117,947       2,915,247

Shares redeemed..............  (157,147)     (3,909,579)
                               --------     -----------

Net decrease.................   (39,200)    $  (994,332)
                               ========     ===========
-------------------------------------------------------



-----------------------------------------------------
Class II Shares
Year Ended December 31, 2007    Shares       Amount
-----------------------------------------------------
Shares sold...................  61,992     $2,122,767

Shares issued to shareholders
  in
  reinvestment of dividends
  and distributions...........  19,434        582,459
                                ------     ----------

Total Issued..................  81,426      2,705,226

Shares redeemed...............  (9,113)      (306,841)
                                ------     ----------

Net increase..................  72,313     $2,398,385
                                ======     ==========




----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................      8      $   232

Shares redeemed.................    (54)      (1,598)
                                    ---      -------

Net decrease....................    (46)     $(1,366)
                                    ===      =======
----------------------------------------------------


* All shares redeemed on December 31, 2007.

--------------------------------------------------------------------------------

8.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK LARGE CAP CORE V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2009

--------------------------------------------------------------------------------

     BLACKROCK LARGE CAP GROWTH V.I. FUND

     ---------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark Russell 1000 Growth Index for the 12-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The Fund's underperformance can be attributed primarily to weak results in the consumer staples, industrials and health care sectors, offset somewhat by relatively strong contributions from financials and consumer discretionary.

  - In the consumer staples sector, an underweight and stock selection detracted from relative returns. In addition to high valuations, which made it difficult to find attractive companies to add to the Fund, we have concerns about how these companies will manage their pricing as commodity prices decline. The Fund's industrial holdings hindered results, as did selected health care holdings in the services subsector.

  - The biggest individual detractors from performance included Seagate Technology, Hess Corp. and United States Steel Corp. Underweights in The Procter & Gamble Co., Abbott Laboratories and Philip Morris International, Inc. also proved unfavorable.

  - On the positive side, the Fund's position in the consumer discretionary arena was the largest contributor to relative performance. Results were aided most notably by companies benefiting from an increasingly cost-conscious consumer (e.g., large discounters, dollar stores, etc.). In financials, we were--and remain--underweight in large money center banks and those with capital market operations. We maintain our preference for property and casualty insurers and selected life insurers, where we see good value.

  - On an individual-stock basis, Amgen, Inc., AutoZone, Inc. and Panera Bread Co. were standouts. Underweights in Schlumberger Ltd. and Google, Inc. also aided performance.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the annual period, we increased exposure to the health care, energy, consumer staples and consumer discretionary sectors. The largest purchases included Occidental Petroleum Corp., The Procter & Gamble Co., United States Steel Corp., Johnson & Johnson and Murphy Oil Corp.

  - We reduced exposure to industrials, information technology (IT) and materials. Among the largest sales were Cisco Systems, Inc., Microsoft Corp., Monsanto Co., International Business Machines Corp. and Merck & Co., Inc.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - At year-end, the Fund was overweight relative to the benchmark in IT, health care and consumer discretionary, and underweight in consumer staples, utilities and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                            BLACKROCK LARGE       BLACKROCK LARGE
                              CAP GROWTH            CAP GROWTH
                          V.I. FUND(2)-CLASS    V.I. FUND(2)-CLASS      RUSSELL 1000
                              I SHARES(1)          III SHARES(1)      GROWTH INDEX(3)
                          ------------------    ------------------    ---------------
4/30/99(4)                       10000                 10000               10000
12/99                            12094                 12074               12504
12/00                            10166                 10123                9700
12/01                             9218                  9156                7719
12/02                             7062                  6997                5567
12/03                             9463                  9353                7223
12/04                            10202                 10064                7678
12/05                            11287                 11117                8082
12/06                            12101                 11882                8815
12/07                            13116                 12841                9856
12/08                             7778                  7590                6068




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based on performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(2) The Fund invests in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

(3) This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values.

(4)  Commencement of operations of Class I.

--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------


                                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                6-MONTH         ------------------------------------------------
                                             TOTAL RETURNS      1 YEAR      5 YEARS(2)      SINCE INCEPTION(2,3)
----------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                (31.17)%       (40.70)%       (3.85)%              (2.56)%

----------------------------------------------------------------------------------------------------------------

Class III Shares(1)                              (31.30)        (40.89)        (4.09)(4)            (2.81)(4)
----------------------------------------------------------------------------------------------------------------

Russell 1000 Growth Index                        (32.31)        (38.44)        (3.42)               (5.03)
----------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) For a portion of the period, the Fund's Advisor waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

(3)  Commencement of operations for Class I is April 30, 1999.

(4) The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.


     Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Information Technology..........................................             29%
Health Care.....................................................             24
Consumer Discretionary..........................................             15
Energy..........................................................             11
Industrials.....................................................             11
Consumer Staples................................................              7
Materials.......................................................              1
Telecommunication Services......................................              1
Utilities.......................................................              1

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                     HYPOTHETICAL(2)
                 --------------------------------------------------------   ---------------------------------
                   BEGINNING           ENDING                                 BEGINNING           ENDING
                 ACCOUNT VALUE     ACCOUNT VALUE         EXPENSES PAID      ACCOUNT VALUE     ACCOUNT VALUE
                  JULY 1, 2008   DECEMBER 31, 2008   DURING THE PERIOD(1)    JULY 1, 2008   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------
Class I........      $1,000           $688.30                $3.48              $1,000          $1,020.98

-------------------------------------------------------------------------------------------------------------

Class III......      $1,000           $687.00                $4.54              $1,000          $1,019.72
-------------------------------------------------------------------------------------------------------------
                    HYPOTHETICAL(2)
                 --------------------
                     EXPENSES PAID
                 DURING THE PERIOD(1)
-------------------------------------
Class I........          $4.17

-------------------------------------

Class III......          $5.43
-------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.82% for Class I and 1.07% for Class III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                      SHARES      VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE--3.3%
General Dynamics Corp. ......      18,000  $  1,036,620
Northrop Grumman Corp. ......      29,000     1,306,160
Raytheon Co. ................      27,000     1,378,080
                                           ------------
                                              3,720,860

-------------------------------------------------------


BIOTECHNOLOGY--2.0%
Amgen, Inc.(a)...............      18,000     1,039,500
Cephalon, Inc.(a)(b).........      16,000     1,232,640
                                           ------------
                                              2,272,140
-------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--1.1%
Waste Management, Inc. ......      37,200     1,232,808
-------------------------------------------------------


COMMUNICATIONS EQUIPMENT--0.3%
Cisco Systems, Inc.(a).......      22,000       358,600
-------------------------------------------------------


COMPUTERS & PERIPHERALS--7.1%
Hewlett-Packard Co. .........      95,000     3,447,550
International Business
  Machines Corp. ............       9,000       757,440
Lexmark International, Inc.
  Class A(a).................      39,000     1,049,100
NetApp, Inc.(a)..............      96,000     1,341,120
Seagate Technology...........      83,000       367,690
Western Digital Corp.(a).....      96,000     1,099,200
                                           ------------
                                              8,062,100
-------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
Embarq Corp. ................      34,000     1,222,640
-------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
Agilent Technologies,
  Inc.(a)....................      57,000       890,910
Arrow Electronics, Inc.(a)...      32,000       602,880
                                           ------------
                                              1,493,790
-------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--3.3%
ENSCO International, Inc. ...      44,000     1,249,160
Nabors Industries Ltd.(a)....     102,000     1,220,940
Noble Corp. .................      58,000     1,281,220
                                           ------------
                                              3,751,320
-------------------------------------------------------


FOOD & STAPLES RETAILING--3.4%
The Kroger Co. ..............      51,000     1,346,910
SYSCO Corp. .................      58,000     1,330,520
Wal-Mart Stores, Inc. .......      21,900     1,227,714
                                           ------------
                                              3,905,144
-------------------------------------------------------


FOOD PRODUCTS--0.9%
General Mills, Inc. .........      16,200       984,150
-------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--0.9%
Varian Medical Systems,
  Inc.(a)....................      30,000     1,051,200
-------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--9.5%
Aetna, Inc. .................      50,000     1,425,000
Cigna Corp. .................      44,000       741,400
DaVita, Inc.(a)..............      21,000     1,040,970
Express Scripts, Inc.(a).....      24,000     1,319,520
Humana, Inc.(a)..............      34,000     1,267,520
Laboratory Corp. of America
  Holdings(a)................      19,600     1,262,436
McKesson Corp. ..............      32,000     1,239,360
Quest Diagnostics, Inc. .....      26,000     1,349,660
WellPoint, Inc.(a)...........      28,000     1,179,640
                                           ------------
                                             10,825,506
-------------------------------------------------------


HEALTH CARE TECHNOLOGY--1.0%
IMS Health, Inc. ............      77,000     1,167,320
-------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--3.0%
McDonald's Corp. ............      37,000     2,301,030
Panera Bread Co. Class A(a)..      21,000     1,097,040
                                           ------------
                                              3,398,070
-------------------------------------------------------


HOUSEHOLD DURABLES--1.7%
NVR, Inc.(a).................       2,000       912,500
Pulte Homes, Inc. ...........      92,000     1,005,560
                                           ------------
                                              1,918,060
-------------------------------------------------------


HOUSEHOLD PRODUCTS--2.4%
The Procter & Gamble Co. ....      44,100     2,726,262
-------------------------------------------------------


IT SERVICES--1.4%
Accenture Ltd. Class A.......      50,000     1,639,500
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.8%
NRG Energy, Inc.(a)..........      41,000       956,530
-------------------------------------------------------


LEISURE EQUIPMENT & PRODUCTS--1.0%
Hasbro, Inc. ................      41,000     1,195,970
-------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--2.7%
PerkinElmer, Inc. ...........      52,000       723,320
Pharmaceutical Product
  Development, Inc. .........      42,000     1,218,420
Waters Corp.(a)..............      30,000     1,099,500
                                           ------------
                                              3,041,240
-------------------------------------------------------


MACHINERY--2.0%
AGCO Corp.(a)................      41,000       967,190
Cummins, Inc. ...............      48,000     1,283,040
                                           ------------
                                              2,250,230
-------------------------------------------------------


MEDIA--1.2%
Omnicom Group Inc. ..........      50,000     1,346,000
-------------------------------------------------------


METALS & MINING--1.0%
United States Steel Corp. ...      31,000     1,153,200
-------------------------------------------------------


MULTILINE RETAIL--2.8%
Big Lots, Inc.(a)............      52,000       753,480
Dollar Tree, Inc.(a).........      29,000     1,212,200
Family Dollar Stores, Inc. ..      45,000     1,173,150
                                           ------------
                                              3,138,830
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--8.1%
Exxon Mobil Corp. ...........      40,000     3,193,200
Murphy Oil Corp. ............      32,000     1,419,200
Occidental Petroleum Corp. ..      41,000     2,459,590
Sunoco, Inc. ................      28,000     1,216,880
Valero Energy Corp. .........      42,000       908,880
                                           ------------
                                              9,197,750
-------------------------------------------------------


PHARMACEUTICALS--7.4%
Bristol-Myers Squibb Co. ....      96,000     2,232,000
Eli Lilly & Co. .............      32,000     1,288,640
Johnson & Johnson............      38,000     2,273,540
Pfizer, Inc. ................      67,000     1,186,570
Schering-Plough Corp. .......      26,000       442,780
Sepracor, Inc.(a)............      88,500       971,730
                                           ------------
                                              8,395,260
-------------------------------------------------------


ROAD & RAIL--3.8%
CSX Corp. ...................      42,000     1,363,740
Norfolk Southern Corp. ......      24,600     1,157,430
Union Pacific Corp. .........      39,000     1,864,200
                                           ------------
                                              4,385,370
-------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--7.2%
Altera Corp. ................      78,000     1,303,380
Broadcom Corp. Class A(a)....      80,000     1,357,600


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments December 31, 2008 (concluded)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                      SHARES      VALUE
-------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONCLUDED)
Integrated Device Technology,
  Inc.(a)....................     156,000  $    875,160
Marvell Technology Group
  Ltd.(a)(c).................      46,000       306,820
National Semiconductor
  Corp. .....................     100,000     1,007,000
Novellus Systems, Inc.(a)....      72,000       888,480
Silicon Laboratories,
  Inc.(a)....................      47,000     1,164,660
Xilinx, Inc. ................      75,000     1,336,500
                                           ------------
                                              8,239,600
-------------------------------------------------------


SOFTWARE--11.4%
Adobe Systems, Inc.(a).......      63,000     1,341,270
Autodesk, Inc.(a)............      61,000     1,198,650
CA, Inc. ....................      66,000     1,222,980
Compuware Corp.(a)...........     154,000     1,039,500
McAfee, Inc.(a)..............      37,000     1,279,090
Microsoft Corp. .............      96,000     1,866,240
Oracle Corp.(a)..............     163,000     2,889,990
Symantec Corp.(a)............      75,000     1,014,000
Synopsys, Inc.(a)............      62,000     1,148,240
                                           ------------
                                             12,999,960
-------------------------------------------------------


SPECIALTY RETAIL--3.3%
AutoZone, Inc.(a)............      10,000     1,394,700
Limited Brands, Inc. ........     120,000     1,204,800
Ross Stores, Inc. ...........      40,000     1,189,200
                                           ------------
                                              3,788,700
-------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--2.2%
Coach, Inc.(a)...............      63,000     1,308,510
Polo Ralph Lauren Corp. .....      27,000     1,226,070
                                           ------------
                                              2,534,580
-------------------------------------------------------


TOBACCO--0.1%
Philip Morris International,
  Inc. ......................       3,000       130,530
-------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--1.1%
MSC Industrial Direct Co.
  Class A....................      33,000     1,215,390
-------------------------------------------------------
-------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$136,376,458)--99.8%                 113,698,610
-------------------------------------------------------
-------------------------------------------------------

-------------------------------------------------------


                               BENEFICIAL
                                 INTEREST
SHORT-TERM SECURITIES               (000)
-------------------------------------------------------
BlackRock Liquidity Series
  LLC Money Market Series,
  0.80%(d)(e)(f).............    $    553       553,000
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$553,000)--0.5%                          553,000
-------------------------------------------------------

TOTAL INVESTMENTS
(COST--$136,929,458*)--100.3%............   114,251,610

LIABILITIES IN EXCESS OF OTHER
ASSETS--(0.3)%...........................      (328,459)
                                           ------------

NET ASSETS--100.0%.......................  $113,923,151
                                           ============




--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost....................  $140,238,967
                                    ============
Gross unrealized appreciation.....  $  4,365,397
Gross unrealized depreciation.....   (30,352,754)
                                    ------------
Net unrealized depreciation.......  $(25,987,357)
                                    ============



  (a) Non-income producing security.

(b) Security, or a portion of security, is on loan.

(c) Depositary receipts.

(d) Investments in companies considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------
                                   NET
AFFILIATE                        ACTIVITY    INCOME
---------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series.......         --   $   142
BlackRock Liquidity Series,
  LLC Money Market Series.....  $(931,700)  $28,601

---------------------------------------------------


  (e) Security was purchased with the cash proceeds from securities loans.

(f) Represents the current yield as of report date.

  - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------

                                         ASSETS
                                     --------------
Level 1..........................     $113,698,610

Level 2..........................          553,000

Level 3..........................               --

---------------------------------------------------

TOTAL                                 $114,251,610
                                      ============







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $539,280) (cost--$136,376,458)....................................    $113,698,610
Investments at value--affiliated (cost--$553,000)...................         553,000
Investments sold receivable--unaffiliated...........................       1,509,036
Investments sold receivable--affiliated.............................         113,880
Dividends receivable................................................         122,555
Capital shares sold receivable......................................           6,466
Securities lending income receivable--affiliated....................             195
Prepaid expenses....................................................           5,559
Other assets........................................................         360,445
                                                                        ------------
Total assets........................................................     116,369,746
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
Collateral at value--securities loaned..............................         553,000
Bank Overdraft......................................................         221,362
Investments purchased payable.......................................       1,528,280
Capital shares redeemed payable.....................................          41,898
Investment advisory fees payable....................................          60,264
Distribution fees payable...........................................             528
Officer's and Director's fees payable...............................              49
Other affiliates payable............................................             833
Other accrued expenses payable......................................          40,381
                                                                        ------------
Total liabilities...................................................       2,446,595
                                                                        ------------
------------------------------------------------------------------------------------

NET ASSETS..........................................................    $113,923,151
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......    $  1,485,116
Class III Shares, $0.10 par value, 100,000,000 shares authorized....          36,213
Paid-in capital in excess of par....................................     188,818,581
Undistributed net investment income.................................          11,534
Accumulated net realized loss.......................................     (53,750,445)
Net unrealized appreciation/depreciation............................     (22,677,848)
                                                                        ------------
NET ASSETS..........................................................    $113,923,151
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $111,216,291 and 14,851,159 shares
  outstanding.......................................................    $       7.49
                                                                        ============
Class III--Based on net assets of $2,706,860 and 362,129 shares
  outstanding.......................................................    $       7.47
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...........................................................    $  1,947,788
Securities lending--affiliated......................................          28,601
Income--affiliated..................................................             142
Interest............................................................              90
                                                                        ------------
Total income........................................................       1,976,621
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................       1,033,616
Transfer agent--Class I.............................................           4,895
Transfer agent--Class III...........................................             105
Distribution--Class III.............................................           8,155
Accounting services.................................................          65,324
Custodian...........................................................          44,871
Professional........................................................          38,426
Printing............................................................          35,289
Officer and Directors...............................................          20,589
Miscellaneous.......................................................          13,816
                                                                        ------------
Total expenses......................................................       1,265,086
                                                                        ------------
Net investment income...............................................         711,535
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS:
Net realized loss from investments..................................     (33,281,181)
Net change in unrealized appreciation/depreciation on investments...     (46,115,450)
                                                                        ------------
Total realized and unrealized loss..................................     (79,396,631)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $(78,685,096)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                             -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2008             2007
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.....................................   $    711,535     $    596,898
Net realized gain (loss)..................................    (33,281,181)      22,254,300
Net change in unrealized appreciation/depreciation........    (46,115,450)      (5,062,441)
                                                             ------------     ------------
Net increase (decrease) in net assets resulting from
  operations..............................................    (78,685,096)      17,788,757
                                                             ------------     ------------

------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class I.................................................       (691,184)        (597,967)
  Class II................................................             --               (2)
  Class III...............................................         (8,817)          (2,031)
                                                             ------------     ------------
Decrease in net assets resulting from dividends to
  shareholders............................................       (700,001)        (600,000)
                                                             ------------     ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions............................................    (18,861,631)     (23,937,251)
                                                             ------------     ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets..............................    (98,246,728)      (6,748,494)
Beginning of year.........................................    212,169,879      218,918,373
                                                             ------------     ------------
End of year...............................................   $113,923,151     $212,169,879
                                                             ============     ============

End of year undistributed net investment income...........   $     11,534               --
                                                             ============     ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                                -----------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                   2008       2007       2006       2005       2004
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $   12.71   $  11.76   $  11.00   $   9.96   $   9.26
                                                ---------   --------   --------   --------   --------
Net investment income(1).....................        0.05       0.03       0.03       0.02       0.02
Net realized and unrealized gain (loss)......      (5.22)       0.96       0.76       1.04       0.70
                                                ---------   --------   --------   --------   --------
Net increase (decrease) from investment
  operations.................................      (5.17)       0.99       0.79       1.06       0.72
                                                ---------   --------   --------   --------   --------
Dividends from net investment income.........      (0.05)     (0.04)     (0.03)     (0.02)     (0.02)
                                                ---------   --------   --------   --------   --------
Net asset value, end of year.................   $    7.49   $  12.71   $  11.76   $  11.00   $   9.96
                                                =========   ========   ========   ========   ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.....................    (40.70)%      8.39%      7.21%     10.64%      7.80%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses, after waiver.................       0.79%      0.76%      0.76%      0.60%      0.79%
                                                =========   ========   ========   ========   ========
Total expenses...............................       0.79%      0.76%      0.76%      0.77%      0.79%
                                                =========   ========   ========   ========   ========
Net investment income........................       0.45%      0.28%      0.30%      0.20%      0.23%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $ 111,216   $208,573   $215,808   $205,406   $181,406
                                                =========   ========   ========   ========   ========
Portfolio turnover...........................        139%        86%       116%       105%       155%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------



 (1) Based on average shares outstanding.

 (2) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                        CLASS III
                                           ------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,                    PERIOD
                                           -------------------------------------------      MAY 19, 2004(1)
                                              2008       2007        2006       2005     TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $   12.68   $  11.74   $   10.99   $   9.95          $  8.92
                                           ---------   --------   ---------   --------          -------
Net investment income (loss)(2).........        0.02     (0.00)(3)     0.00(4)  (0.00)(3)          0.02
Net realized and unrealized gain
  (loss)................................      (5.21)       0.95        0.76       1.04             1.02
                                           ---------   --------   ---------   --------          -------
Net increase (decrease) from investment
  operations............................      (5.19)       0.95        0.76       1.04             1.04
                                           ---------   --------   ---------   --------          -------
Dividends from net Investment income....      (0.02)     (0.01)      (0.01)     (0.00)(3)        (0.01)
                                           ---------   --------   ---------   --------          -------
Net asset value, end of period..........   $    7.47   $  12.68     $ 11.74   $  10.99          $  9.95
                                           =========   ========   =========   ========          =======

-------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(5)
Based on net asset value................    (40.89)%      8.07%       6.88%     10.47%           11.68%(6)
                                           =========   ========   =========   ========          =======
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses after waiver.............       1.04%      1.01%       1.01%      0.84%            1.05%(7)
                                           =========   ========   =========   ========          =======
Total expenses..........................       1.04%      1.01%       1.01%      1.02%            1.05%(7)
                                           =========   ========   =========   ========          =======
Net investment income (loss)............       0.23%    (0.01)%       0.02%    (0.01)%            0.28%(7)
                                           =========   ========   =========   ========          =======
-------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $   2,707   $  3,597     $ 3,109   $  1,387          $   431
                                           =========   ========   =========   ========          =======
Portfolio turnover......................        139%        86%        116%       105%             155%
                                           =========   ========   =========   ========          =======
-------------------------------------------------------------------------------------------------------------



 (1) Commencement of operations.

 (2) Based on average shares outstanding.

 (3) Amount is less than $(0.01) per share.

 (4) Amount is less than $0.01 per share.

 (5) Total investment returns exclude insurance-related fees and expenses.

 (6) Aggregate total investment return.

 (7) Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Large Cap Growth V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class II Shares were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investments in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Company's Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in

--------------------------------------------------------------------------------


gaining access to the collateral. The Fund also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended December 31, 2008, the Fund received only cash collateral for any securities loaned.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft, which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's average daily net assets.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $2,905 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc. The distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of 0.25% of the average daily value of the Fund's Class III net assets.

--------------------------------------------------------------------------------

The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch or its affiliates. Pursuant to that order, the Company has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending--affiliated on the Statement of Operations. For the year ended December 31, 2008, BIM received $7,009 in securities lending agent fees.

PNC Global Investment Servicing (U.S.) Inc, formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $224,838,988 and $243,556,214, respectively.

4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired in November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  INCOME TAX INFORMATION:

RECLASSIFICATION: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to the expiration of capital loss carryforward were reclassified to the following accounts:


-------------------------------------------------

Paid-in capital...................   $(11,016,370)
Accumulated net realized loss.....   $ 11,016,370
-------------------------------------------------


The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

-------------------------------------------------------
                                12/31/2008   12/31/2007
-------------------------------------------------------
Distributions paid from:

  Ordinary income.............   $700,001     $600,000
                                 --------     --------

Total taxable distributions...   $700,001     $600,000
                                 ========     ========

-------------------------------------------------------


As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:


-------------------------------------------------

Undistributed net ordinary
  income..........................   $     11,534
Capital loss carryforward.........    (36,832,590)
Net unrealized losses.............    (39,595,703)*
                                     ------------
Total accumulated net losses......   $(76,416,759)
                                     ============
-------------------------------------------------


* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

------------------------------------------------
EXPIRES DECEMBER 31,
------------------------------------------------
2009...............................  $19,237,460
2012...............................    1,018,926
2016...............................   16,576,204
                                     -----------
TOTAL..............................  $36,832,590
                                     ===========

------------------------------------------------


6.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

The Fund invests a significant portion of its assets in securities in the information technology and health care sectors. Please see the Schedule of Investments for these securities. Changes in economic conditions affecting these sectors would have a greater impact on the Fund, and could affect the value, income and/or liquidity of positions in such securities.

7.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:

--------------------------------------------------------
Class I Shares
Year Ended December 31,
2008                           Shares          Amount
--------------------------------------------------------
Shares sold................   1,568,401     $ 12,221,884

Shares issued to
  shareholders in
  reinvestment of
  dividends................      93,529          691,184
                             ----------     ------------

Total Issued...............   1,661,930       12,913,068

Shares redeemed............  (3,215,237)     (32,562,244)
                             ----------     ------------

Net decrease...............  (1,553,307)    $(19,649,176)
                             ==========     ============

--------------------------------------------------------




--------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                           Shares          Amount
--------------------------------------------------------
Shares sold................     932,004     $ 11,793,004

Shares issued to
  shareholders in
  reinvestment of
  dividends................      46,680          597,967
                             ----------     ------------

Total Issued...............     978,684       12,390,971

Shares redeemed............  (2,924,931)     (36,560,948)
                             ----------     ------------

Net decrease...............  (1,946,247)    $(24,169,977)
                             ==========     ============

--------------------------------------------------------



----------------------------------------------------
Class II Shares
Year Ended December 31, 2007(1)   Shares      Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....     --(2)   $     2
                                   ----      -------
Shares redeemed.................   (114)      (1,452)
                                   ----      -------
Net decrease....................   (114)     $(1,450)
                                   ====      =======
----------------------------------------------------


(1) Liquidated on December 31, 2007.

(2) Amount is less than one share.

-----------------------------------------------------
Class III Shares
Year Ended December 31, 2008    Shares       Amount
-----------------------------------------------------
Shares sold..................  169,563     $1,605,739

Shares issued to shareholders
  in reinvestment of
  dividends..................    1,196          8,817
                               -------     ----------

Total Issued.................  170,759      1,614,556

Shares redeemed..............  (92,203)      (827,011)
                               -------     ----------

Net increase.................   78,556     $  787,545
                               =======     ==========

-----------------------------------------------------



-------------------------------------------------------
Class III Shares
Year Ended December 31, 2007    Shares         Amount
-------------------------------------------------------
Shares sold..................   161,320     $ 1,989,376

Shares issued to shareholders
  in reinvestment of
  dividends..................       159           2,031
                               --------     -----------

Total issued.................   161,479       1,991,407

Shares redeemed..............  (142,852)     (1,757,231)
                               --------     -----------

Net increase.................    18,627     $   234,176
                               ========     ===========
-------------------------------------------------------


8.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK LARGE CAP GROWTH V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Growth V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2009

--------------------------------------------------------------------------------

     BLACKROCK LARGE CAP VALUE V.I. FUND

     ---------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark Russell 1000 Value Index for the 12-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The Fund's underperformance can be attributed primarily to weak results in the energy and information technology (IT) sectors, offset somewhat by relatively strong contributions from financials, consumer discretionary and health care.

  - Holdings in oil services companies earlier in the year accounted for most of the underperformance in the energy sector. We have since migrated to asset-based integrated oil companies. In IT, while our overweight was a detractor, we remain confident in our holdings--approximately two thirds in defensively-positioned companies with high cash flow, good balance sheets and recurring revenue, and one third in cyclical companies with lean supply chains.

  - The biggest individual detractors from performance included Jones Apparel Group, Inc., United States Steel Corp., Verizon Communications, Inc., Western Digital Corp. and Nucor Corp. An underweight in Wells Fargo & Co. also detracted from results.

  - On the positive side, the Fund's positioning in financials was the largest contributor to relative performance. We were--and remain--underweight in large money center banks and those with capital markets operations. We maintain our preference for property and casualty insurers and selected life insurers, where we see good value. In the consumer discretionary arena, Fund results were aided by companies benefiting from an increasingly cost-conscious consumer (e.g., large discounters, dollar stores, etc.). The health care sector also had a positive impact on performance, largely due to an overweight in pharmaceuticals and biotechnology companies.

  - On an individual-stock basis, Exxon Mobil Corp., Amgen, Inc., and McDonald's Corp. were standouts. Underweight positions in Citigroup, Inc., American International Group, Inc., Bank of America Corp. and Wachovia Corp. also proved advantageous.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the annual period, we increased exposure to the energy, health care, consumer discretionary and consumer staples sectors. The largest purchases included Johnson & Johnson, Amgen, Inc., Devon Energy Corp. and Time Warner, Inc.

  - We reduced exposure to the financials, materials and utilities sectors. Among the largest sales were The Dow Chemical Co., JP Morgan Chase & Co., American International Group, Inc. and Occidental Petroleum Corp.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - At year-end, the Fund was overweight relative to the benchmark in energy, health care and consumer discretionary, and underweight in consumer staples, IT and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                         BLACKROCK LARGE       BLACKROCK LARGE       BLACKROCK LARGE
                            CAP VALUE             CAP VALUE             CAP VALUE
                       V.I. FUND(2)-CLASS    V.I. FUND(2)-CLASS    V.I. FUND(2)-CLASS     RUSSELL 1000
                           I SHARES(1)          II SHARES(1)          III SHARES(1)      VALUE INDEX(3)
                       ------------------    ------------------    ------------------    --------------
4/23/01(4)                    10000                 10000                 10000               10000
12/01                         10299                 10288                 10281                9776
12/02                          8999                  8976                  8961                8259
12/03                         12057                 12009                 11976               10739
12/04                         14515                 14440                 14382               12510
12/05                         17039                 16952                 16841               13393
12/06                         19767                 19666                 19489               16372
12/07                         20928                 20787                 20583               16343
12/08                         13131                 13016                 12882               10321




 (1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, which have not recommenced operations as of the date of this report, are based on performance of the Fund's Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

 (2) The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.

 (3) This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

 (4) Commencement of operations of Class I.

--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------

                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                 6-MONTH         -------------------------------------------
                                              TOTAL RETURNS      1 YEAR      5 YEARS      SINCE INCEPTION(2)
------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                 (29.47)%       (37.26)%      1.72%             3.61%

------------------------------------------------------------------------------------------------------------

Class II Shares(1)                                (29.57)        (37.38)       1.62(3)           3.49(3)
------------------------------------------------------------------------------------------------------------

Class III Shares(1)                               (29.56)(3)     (37.41)(3)    1.47(3)           3.35(3)
------------------------------------------------------------------------------------------------------------

Russell 1000 Value Index                          (26.93)        (36.85)      (0.79)             0.41
------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

(2)   Commencement of operations for Class I is April 23, 2001.

(3) The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, which have not recommenced operations as of the date of this report, are based on performance of the Fund's Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Energy..........................................................             27%
Health Care.....................................................             18
Financials......................................................             14
Industrials.....................................................             12
Consumer Discretionary..........................................             11
Information Technology..........................................              9
Consumer Staples................................................              5
Telecommunication Services......................................              3
Materials.......................................................              1

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                     HYPOTHETICAL(2)
                 --------------------------------------------------------   ---------------------------------
                   BEGINNING           ENDING                                 BEGINNING           ENDING
                 ACCOUNT VALUE     ACCOUNT VALUE         EXPENSES PAID      ACCOUNT VALUE     ACCOUNT VALUE
                  JULY 1, 2008   DECEMBER 31, 2008   DURING THE PERIOD(1)    JULY 1, 2008   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------
Class I........      $1,000           $705.30                $4.12              $1,000          $1,020.27

-------------------------------------------------------------------------------------------------------------

Class II.......      $1,000           $704.30                $4.76              $1,000          $1,019.52
-------------------------------------------------------------------------------------------------------------
                    HYPOTHETICAL(2)
                 --------------------
                     EXPENSES PAID
                 DURING THE PERIOD(1)
-------------------------------------
Class I........          $4.88

-------------------------------------

Class II.......          $5.63
-------------------------------------


(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.96% for Class I and 1.11% for Class II), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                    SHARES      VALUE
-----------------------------------------------------
AEROSPACE & DEFENSE--5.5%
General Dynamics Corp. .......   41,000  $  2,361,190
L-3 Communications Holdings,
  Inc. .......................   13,000       959,140
Lockheed Martin Corp. ........   10,800       908,064
Northrop Grumman Corp. .......   45,000     2,026,800
Raytheon Co. .................   38,000     1,939,520
                                         ------------
                                            8,194,714

-----------------------------------------------------


AIRLINES--0.8%
Southwest Airlines Co. .......  147,000     1,267,140
-----------------------------------------------------


BIOTECHNOLOGY--2.4%
Amgen, Inc.(a)................   62,000     3,580,500
-----------------------------------------------------


COMMERCIAL BANKS--0.5%
Wells Fargo & Co. ............   28,000       825,440
-----------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES--1.1%
Steelcase, Inc. Class A.......   68,000       382,160
Waste Management, Inc. .......   40,000     1,325,600
                                         ------------
                                            1,707,760
-----------------------------------------------------


COMPUTERS & PERIPHERALS--1.4%
Hewlett-Packard Co. ..........   25,100       910,879
International Business
  Machines Corp. .............    2,000       168,320
Lexmark International, Inc.
  Class A(a)..................    5,000       134,500
QLogic Corp.(a)...............   17,000       228,480
Seagate Technology............   47,000       208,210
Western Digital Corp.(a)......   44,000       503,800
                                         ------------
                                            2,154,189
-----------------------------------------------------


CONSUMER FINANCE--1.4%
Capital One Financial Corp. ..   64,000     2,040,960
-----------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.6%
JPMorgan Chase & Co. .........   28,000       882,840
-----------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--2.5%
AT&T Inc. ....................   97,000     2,764,500
Embarq Corp. .................   18,100       650,876
Verizon Communications,
  Inc. .......................    9,000       305,100
                                         ------------
                                            3,720,476
-----------------------------------------------------


ELECTRICAL EQUIPMENT--1.0%
Thomas & Betts Corp.(a).......   64,000     1,537,280
-----------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Agilent Technologies,
  Inc.(a).....................   40,000       625,200
-----------------------------------------------------


ENERGY EQUIPMENT & SERVICES--2.8%
ENSCO International, Inc. ....   56,000     1,589,840
Nabors Industries Ltd.(a).....  140,000     1,675,800
Tidewater, Inc. ..............   24,000       966,480
                                         ------------
                                            4,232,120
-----------------------------------------------------


FOOD & STAPLES RETAILING--1.9%
BJ's Wholesale Club, Inc.(a)..   28,500       976,410
The Kroger Co. ...............   70,000     1,848,700
                                         ------------
                                            2,825,110
-----------------------------------------------------


FOOD PRODUCTS--1.6%
General Mills, Inc. ..........   21,700     1,318,275
H.J. Heinz Co. ...............   27,000     1,015,200
                                         ------------
                                            2,333,475
-----------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--5.3%
Aetna, Inc. ..................   61,000     1,738,500
AmerisourceBergen Corp. ......   34,300     1,223,138
Cigna Corp. ..................   45,500       766,675
Humana, Inc.(a)...............   43,000     1,603,040
McKesson Corp. ...............   14,000       542,220
WellPoint, Inc.(a)............   51,000     2,148,630
                                         ------------
                                            8,022,203
-----------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.8%
McDonald's Corp. .............   20,000     1,243,800
-----------------------------------------------------


HOUSEHOLD DURABLES--4.4%
Lennar Corp. Class A..........  153,000     1,326,510
MDC Holdings, Inc. ...........   52,000     1,575,600
NVR, Inc.(a)..................    2,000       912,500
Pulte Homes, Inc. ............  126,000     1,377,180
Toll Brothers, Inc.(a)........   69,000     1,478,670
                                         ------------
                                            6,670,460
-----------------------------------------------------


HOUSEHOLD PRODUCTS--0.9%
The Procter & Gamble Co. .....   23,000     1,421,860
-----------------------------------------------------


IT SERVICES--1.1%
Affiliated Computer Services,
  Inc. Class A(a).............   36,000     1,654,200
-----------------------------------------------------


INDUSTRIAL CONGLOMERATES--1.9%
General Electric Co. .........  177,000     2,867,400
-----------------------------------------------------


INSURANCE--11.4%
The Allstate Corp. ...........   43,500     1,425,060
American Financial Group,
  Inc. .......................   40,000       915,200
Chubb Corp. ..................   40,000     2,040,000
HCC Insurance Holdings,
  Inc. .......................   61,000     1,631,750
Lincoln National Corp. .......   87,000     1,639,080
PartnerRe Ltd. ...............   23,000     1,639,210
Prudential Financial, Inc. ...   62,000     1,876,120
The Travelers Cos., Inc. .....   56,000     2,531,200
UnumProvident Corp. ..........   94,000     1,748,400
W.R. Berkley Corp. ...........   53,000     1,643,000
                                         ------------
                                           17,089,020
-----------------------------------------------------


MACHINERY--1.4%
AGCO Corp.(a).................   23,000       542,570
Timken Co. ...................   83,000     1,629,290
                                         ------------
                                            2,171,860
-----------------------------------------------------


MEDIA--2.6%
Omnicom Group Inc. ...........   52,000     1,399,840
Time Warner, Inc. ............  252,000     2,535,120
                                         ------------
                                            3,934,960
-----------------------------------------------------


METALS & MINING--1.2%
Reliance Steel & Aluminum
  Co. ........................   21,000       418,740
United States Steel Corp. ....   37,000     1,376,400
                                         ------------
                                            1,795,140
-----------------------------------------------------


MULTILINE RETAIL--0.7%
Family Dollar Stores, Inc. ...   41,100     1,071,477
-----------------------------------------------------


OFFICE ELECTRONICS--0.2%
Xerox Corp. ..................   41,000       326,770
-----------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--24.6%
Anadarko Petroleum Corp. .....   58,000     2,235,900
Apache Corp. .................   31,000     2,310,430
Chevron Corp. ................   91,000     6,731,270
ConocoPhillips................   81,000     4,195,800
Devon Energy Corp. ...........   23,000     1,511,330
Exxon Mobil Corp. ............  163,000    13,012,290
Marathon Oil Corp. ...........   82,000     2,243,520
Occidental Petroleum Corp. ...   17,000     1,019,830
Sunoco, Inc. .................   37,000     1,608,020


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments December 31, 2008 (concluded)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                    SHARES      VALUE
-----------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONCLUDED)
Tesoro Corp. .................   22,000  $    289,740
Valero Energy Corp. ..........   83,000     1,796,120
                                         ------------
                                           36,954,250
-----------------------------------------------------


PHARMACEUTICALS--10.4%
Bristol-Myers Squibb Co. .....   68,000     1,581,000
Eli Lilly & Co. ..............   71,000     2,859,170
Johnson & Johnson.............   95,000     5,683,850
Pfizer, Inc. .................  315,000     5,578,650
                                         ------------
                                           15,702,670
-----------------------------------------------------


ROAD & RAIL--0.5%
CSX Corp. ....................   21,000       681,870
-----------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.1%
Integrated Device Technology,
  Inc.(a).....................   37,000       207,570
KLA-Tencor Corp. .............   27,000       588,330
Novellus Systems, Inc.(a).....   63,000       777,420
                                         ------------
                                            1,573,320
-----------------------------------------------------


SOFTWARE--4.8%
BMC Software, Inc.(a).........   37,600     1,011,816
CA, Inc. .....................   87,000     1,612,110
Compuware Corp.(a)............  131,000       884,250
McAfee, Inc.(a)...............   39,000     1,348,230
Symantec Corp.(a).............  148,000     2,000,960
Synopsys, Inc.(a).............   20,000       370,400
                                         ------------
                                            7,227,766
-----------------------------------------------------


SPECIALTY RETAIL--2.2%
The Gap, Inc. ................   76,000     1,017,640
Limited Brands, Inc. .........  155,000     1,556,200
RadioShack Corp. .............   65,700       784,458
                                         ------------
                                            3,358,298
-----------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.1%
Jones Apparel Group, Inc. ....   21,000       123,060
-----------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.8%
Sprint Nextel Corp.(a)........  613,000     1,121,790
-----------------------------------------------------
-----------------------------------------------------

TOTAL INVESTMENTS
(COST--$158,231,399*)--100.3%..........   150,939,378

LIABILITIES IN EXCESS OF OTHER
ASSETS--(0.3)%.........................      (501,317)
                                         ------------

NET ASSETS--100.0%.....................  $150,438,061
                                         ============




--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost....................  $163,081,504
                                    ============
Gross unrealized appreciation.....  $ 13,016,541
Gross unrealized depreciation.....   (25,158,667)
                                    ------------
Net unrealized depreciation.......  $(12,142,126)
                                    ============



  (a) Non-income producing security.

  - Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-----------------------------------------------------
                                       NET
AFFILIATE                           ACTIVITY   INCOME
-----------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series..............      --      $7,192
BlackRock Liquidity Series, LLC
  Money Market Series............      --      $1,220

-----------------------------------------------------


  - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.


  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------

                                         ASSETS
                                     --------------
Level 1..........................     $150,939,378

Level 2..........................               --

Level 3..........................               --

---------------------------------------------------

TOTAL                                 $150,939,378
                                      ============






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$158,231,399).............    $150,939,378
Investments sold receivable--unaffiliated...........................       2,791,680
Dividends receivable................................................         189,166
Investments sold receivable--affiliated.............................         151,840
Capital shares sold receivable......................................           3,619
Interest receivable.................................................             526
Securities lending income receivable--affiliated....................              83
Prepaid expenses....................................................           5,410
                                                                        ------------
Total assets........................................................     154,081,702
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
Bank overdraft......................................................         572,469
Investments purchased payable.......................................       2,913,089
Investment advisory fees payable....................................          91,704
Capital shares redeemed payable.....................................          39,178
Other accrued expenses payable......................................          25,624
Other affiliates payable............................................           1,430
Officer's and Directors' fees payable...............................              84
Distribution fees payable...........................................              63
                                                                        ------------
Total liabilities...................................................       3,643,641
                                                                        ------------
------------------------------------------------------------------------------------

NET ASSETS..........................................................    $150,438,061
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......    $  1,849,473
Class II Shares, $0.10 par value, 100,000,000 shares authorized.....           6,084
Paid-in capital in excess of par....................................     173,005,962
Undistributed net investment income.................................         163,776
Accumulated net realized loss.......................................     (17,295,213)
Net unrealized appreciation/depreciation............................      (7,292,021)
                                                                        ------------
NET ASSETS..........................................................    $150,438,061
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $149,943,842 and 18,494,729 shares
  outstanding.......................................................    $       8.11
                                                                        ============
Class II--Based on net assets of $494,219 and 60,843 shares
  outstanding.......................................................    $       8.12
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...........................................................    $  3,081,761
Income--affiliated..................................................           7,192
Securities lending--affiliated......................................           1,220
                                                                        ------------
Total income........................................................       3,090,173
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................       1,113,501
Custodian...........................................................          75,233
Accounting services.................................................          62,486
Professional........................................................          36,129
Printing............................................................          26,134
Officer and Directors...............................................          20,257
Transfer agent--Class I.............................................           4,981
Transfer agent--Class II............................................              19
Distribution--Class II..............................................             849
Miscellaneous.......................................................          13,962
                                                                        ------------
Total expenses......................................................       1,353,551
                                                                        ------------
Net investment income...............................................       1,736,622
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS:
Net realized loss from investments..................................     (17,093,526)
Net change in unrealized appreciation/depreciation on investments...     (39,160,662)
                                                                        ------------
Total realized and unrealized loss..................................     (56,254,188)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $(54,517,566)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2008            2007
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income......................................   $  1,736,622    $  2,127,177
Net realized gain (loss)...................................    (17,093,526)     31,721,160
Net change in unrealized appreciation/depreciation.........    (39,160,662)    (20,032,262)
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations...............................................    (54,517,566)     13,816,075
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I..................................................     (1,595,610)     (2,099,972)
  Class II.................................................         (4,403)            (21)
  Class III................................................             --             (13)
Net realized gain:
  Class I..................................................     (2,794,202)    (30,721,071)
  Class II.................................................         (9,188)           (416)
  Class III................................................             --            (245)
                                                              ------------    ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders............................     (4,403,403)    (32,821,738)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions.......................................      5,722,115      (8,907,392)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets...............................    (53,198,854)    (27,913,055)
Beginning of year..........................................    203,636,915     231,549,970
                                                              ------------    ------------
End of year................................................   $150,438,061    $203,636,915
                                                              ============    ============

End of year undistributed net investment income............   $    163,776    $     27,171
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                                -----------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                   2008       2007       2006       2005       2004
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $   13.32   $  14.98   $  14.31   $  13.36   $  11.90
                                                ---------   --------   --------   --------   --------
Net investment income(1).....................        0.13       0.15       0.12       0.09       0.12
Net realized and unrealized gain (loss)......      (5.09)       0.75       2.16       2.19       2.31
                                                ---------   --------   --------   --------   --------
Net increase (decrease) from investment
  operations.................................      (4.96)       0.90       2.28       2.28       2.43
                                                ---------   --------   --------   --------   --------
Dividends and distributions from:
  Net investment income......................      (0.09)     (0.16)     (0.13)     (0.08)     (0.11)
  Net realized gain..........................      (0.16)     (2.40)     (1.48)     (1.25)     (0.86)
                                                ---------   --------   --------   --------   --------
Total dividends and distributions............      (0.25)     (2.56)     (1.61)     (1.33)     (0.97)
                                                ---------   --------   --------   --------   --------
Net asset value, end of year.................   $    8.11   $  13.32   $  14.98   $  14.31   $  13.36
                                                =========   ========   ========   ========   ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.....................    (37.26)%      5.88%     16.01%     17.39%     20.38%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses...............................       0.91%      0.86%      0.83%      0.85%      0.85%
                                                =========   ========   ========   ========   ========
Net investment income........................       1.17%      0.93%      0.81%      0.64%      0.91%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $ 149,944   $203,634   $231,547   $214,033   $148,484
                                                =========   ========   ========   ========   ========
Portfolio turnover...........................        117%        75%        68%        74%       116%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------



 (1) Based on average shares outstanding.

 (2) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (continued)

--------------------------------------------------------------------------------

                                                                       CLASS II
                                           ----------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,                   PERIOD
                                           ----------------------------------------   SEPTEMBER 30, 2004(1)
                                              2008       2007       2006      2005     TO DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $   13.34    $ 14.98   $ 14.31   $ 13.36          $ 12.70
                                           ---------    -------   -------   -------          -------
Net investment income(2)................        0.11       0.17      0.12      0.09             0.04
Net realized and unrealized gain
  (loss)................................      (5.10)       0.71      2.16      2.19             1.59
                                           ---------    -------   -------   -------          -------
Net increase (decrease) from investment
  operations............................      (4.99)       0.88      2.28      2.28             1.63
                                           ---------    -------   -------   -------          -------
Dividends and distributions from:
  Net investment income.................      (0.07)     (0.12)    (0.13)    (0.08)           (0.11)
  Net realized gain.....................      (0.16)     (2.40)    (1.48)    (1.25)           (0.86)
                                           ---------    -------   -------   -------          -------
Total dividends and distributions.......      (0.23)     (2.52)    (1.61)    (1.33)           (0.97)
                                           ---------    -------   -------   -------          -------
Net asset value, end of period..........   $    8.12    $ 13.34   $ 14.98   $ 14.31          $ 13.36
                                           =========    =======   =======   =======          =======

-----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value................    (37.38)%      5.70%    16.01%    17.39%           12.80%(4)
                                           =========    =======   =======   =======          =======
-----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses..........................       1.06%      0.99%     0.86%     0.85%            0.85%(5)
                                           =========    =======   =======   =======          =======
Net investment income...................       0.98%      0.88%     0.80%     0.67%            1.31%(5)
                                           =========    =======   =======   =======          =======
-----------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $     494    $     3   $     2   $     1          $     1
                                           =========    =======   =======   =======          =======
Portfolio turnover......................        117%        75%       68%       74%             116%
                                           =========    =======   =======   =======          =======
-----------------------------------------------------------------------------------------------------------



 (1) Commencement of operations.

 (2) Based on average shares outstanding.

 (3) Total investment returns exclude insurance-related fees and expenses.

 (4) Aggregate total investment return.

 (5) Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------

                                                                      CLASS III
                                          ----------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                    PERIOD
                                          --------------------------------------     SEPTEMBER 30, 2004(2)
                                           2007(1)          2006           2005       TO DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...   $  14.97        $ 14.31        $ 13.36            $ 12.70
                                          --------        -------        -------            -------
Net investment income(3)...............       0.11           0.12           0.09               0.04
Net realized and unrealized gain.......       0.76           2.15           2.19               1.59
                                          --------        -------        -------            -------
Net increase from investment
  operations...........................       0.87           2.27           2.28               1.63
                                          --------        -------        -------            -------
Dividends and distributions from:
  Net investment income................     (0.12)         (0.13)         (0.08)             (0.11)
  Net realized gain....................     (2.40)         (1.48)         (1.25)             (0.86)
                                          --------        -------        -------            -------
Total dividends and distributions......     (2.52)         (1.61)         (1.33)             (0.97)
                                          --------        -------        -------            -------
Net asset value, end of period.........    $ 13.32        $ 14.97        $ 14.31            $ 13.36
                                          ========        =======        =======            =======

----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(4)
Based on net asset value...............      5.69%         15.94%         17.39%             12.80%(5)
                                          ========        =======        =======            =======
----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.........................      1.06%          0.88%          0.85%              0.85%(6)
                                          ========        =======        =======            =======
Net investment income..................      0.73%          0.78%          0.67%              1.31%(6)
                                          ========        =======        =======            =======
----------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000)........         --(1)     $     2        $     1            $     1
                                          ========        =======        =======            =======
Portfolio turnover.....................        75%            68%            74%               116%
                                          ========        =======        =======            =======
----------------------------------------------------------------------------------------------------------



 (1) There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

 (2) Commencement of operations.

 (3) Based on average shares outstanding.

 (4) Total investment returns exclude insurance-related fees and expenses.

 (5) Aggregate total investment return.

 (6) Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch"), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Large Cap Value V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. All Class III Shares were redeemed on December 31, 2007 and reopened to investors effective December 15, 2008.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investments in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Company's Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower

--------------------------------------------------------------------------------


defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended December 31, 2008, the Fund received only cash collateral for any securities loaned.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft, which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.75% of the average daily value of the Fund's average daily net assets.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $2,517 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc. The distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of 0.15% and 0.25% of the average daily value of the

--------------------------------------------------------------------------------


Fund's Class II and Class III net assets, respectively.

The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending--affiliated on the Statement of Operations. For the year ended December 31, 2008, BIM received $310 in securities lending agent fees.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $183,178,644 and $179,199,450, respectively.

4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous expenses in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5. INCOME TAX INFORMATION:

RECLASSIFICATION: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to the reclassification of distributions were reclassified to the following accounts.

--------------------------------------------
Undistributed net investment income....  $(4)
Accumulated net realized loss..........  $ 4

--------------------------------------------


The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

-------------------------------------------------------
                             12/31/2008      12/31/2007
-------------------------------------------------------
Distributions paid from:

  Ordinary income..........  $1,600,017     $ 6,040,695

  Net long-term capital
     gains.................   2,803,386      26,781,043
                             ----------     -----------

Total taxable
  distributions............  $4,403,403     $32,821,738
                             ==========     ===========

-------------------------------------------------------


As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------
Undistributed net ordinary
  income..........................  $    163,776
                                    ------------
Total undistributed net earnings..       163,776
Capital loss carryforward.........    (5,286,411)
Net unrealized losses.............   (19,300,823)*
                                    ------------
Total accumulated net losses......  $(24,423,458)
                                    ============

------------------------------------------------


* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------

As of December 31, 2008, the Fund had a net capital loss carryforward available to offset future realized capital gains through the indicated expiration date:

-----------------------------------------------
EXPIRES DECEMBER 31,
-----------------------------------------------
2016...............................  $5,286,411

-----------------------------------------------


6.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

7.  CAPITAL SHARES TRANSACTIONS:

Transactions in shares for each class were as follows:

--------------------------------------------------------
Class I Shares
Year Ended December 31,
2008                           Shares          Amount
--------------------------------------------------------
Shares sold................   7,899,202     $ 61,431,090

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........     548,727        4,389,812
                             ----------     ------------

Total Issued...............   8,447,929       65,820,902

Shares redeemed............  (5,238,532)     (60,837,304)
                             ----------     ------------

Net increase...............   3,209,397     $  4,983,598
                             ==========     ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                           Shares          Amount
--------------------------------------------------------
Shares sold................     448,425     $  7,113,722

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........   2,447,506       32,821,043
                             ----------     ------------

Total issued...............   2,895,931       39,934,765

Shares redeemed............  (3,071,971)     (48,843,103)
                             ----------     ------------

Net decrease...............    (176,040)    $ (8,908,338)
                             ==========     ============
--------------------------------------------------------



-----------------------------------------------------
Class II Shares
Year Ended December 31, 2008    Shares       Amount
-----------------------------------------------------
Shares sold..................  123,908     $1,471,756

Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions..............    1,697         13,591
                               -------     ----------

Total Issued.................  125,605      1,485,347

Shares redeemed..............  (64,968)      (746,830)
                               -------     ----------

Net increase.................   60,637     $  738,517
                               =======     ==========
-----------------------------------------------------



----------------------------------------------------
Class II Shares
Year Ended December 31, 2007     Shares      Amount
----------------------------------------------------
Shares sold....................   1,965     $ 32,347

Shares issued to shareholders
  in
  reinvestment of dividends and
  distributions................      33          437
                                 ------     --------

Total Issued...................   1,998       32,784

Shares redeemed................  (1,894)     (30,473)
                                 ------     --------

Net increase...................     104     $  2,311
                                 ======     ========
----------------------------------------------------



----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................     19      $   258

Shares redeemed.................   (122)      (1,623)
                                   ----      -------

Net decrease....................   (103)     $(1,365)
                                   ====      =======
----------------------------------------------------


* All shares redeemed on December 31, 2007.

8. SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK LARGE CAP VALUE V.I. FUND AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted by the United States of America.
Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2009

--------------------------------------------------------------------------------

     BLACKROCK MONEY MARKET V.I. FUND

     ------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                     HYPOTHETICAL(2)
                 --------------------------------------------------------   ---------------------------------
                   BEGINNING           ENDING                                 BEGINNING           ENDING
                 ACCOUNT VALUE     ACCOUNT VALUE         EXPENSES PAID      ACCOUNT VALUE     ACCOUNT VALUE
                  JULY 1, 2008   DECEMBER 31, 2008   DURING THE PERIOD(1)    JULY 1, 2008   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------

Class I.......       $1,000          $1,020.80               $3.17              $1,000          $1,022.17

-------------------------------------------------------------------------------------------------------------
                    HYPOTHETICAL(2)
                 --------------------
                     EXPENSES PAID
                 DURING THE PERIOD(1)
-------------------------------------

Class I.......           $3.17

-------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.62% for Class I, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                          PERCENT OF
PORTFOLIO COMPOSITION                                                     NET ASSETS
------------------------------------------------------------------------------------
Commercial Paper......................................................        79%
U.S. Government Agency & Instrumentality Obligations..................        13
Certificates of Deposit...............................................         4
Funding Agreements....................................................         2
Repurchase Agreements.................................................         2
Corporate Notes.......................................................         1
Liabilities in Excess of Other Assets.................................        (1)

------------------------------------------------------------------------------------



CURRENT SEVEN-DAY YIELD                                                   12/31/08
----------------------------------------------------------------------------------
Class I...............................................................      1.15%
----------------------------------------------------------------------------------
Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------


                                PAR
ISSUE                         (000)        VALUE
---------------------------------------------------
CERTIFICATES OF DEPOSIT--3.6%
Bank of America, NA,
  2.30%, 5/04/09..........  $ 2,500    $  2,500,000
Citibank, NA,
  3.40%, 1/27/09..........    6,000       6,000,000
Wachovia Bank, NA,
  4.418%, 5/01/09(a)......    1,800       1,800,000

---------------------------------------------------

TOTAL CERTIFICATES OF
DEPOSIT                                  10,300,000
---------------------------------------------------

COMMERCIAL PAPER--79.0%(B)
Amstel Funding Corp.:
  1.75%-2.45%, 1/13/09....    4,500       4,496,738
  1.75%, 1/14/09..........   10,000       9,994,167
Atlantis One Funding
  Corp.:
  3%, 1/16/09.............    3,000       2,996,500
  0.45%, 3/23/09..........    5,000       4,995,000
BNP Paribas Finance, Inc.,
  0.35%, 1/16/09..........    2,000       1,999,728
Barton Capital Corp.,
  0.70%, 3/12/09..........    7,000       6,990,608
CAFCO, LLC:
  3.55%, 1/23/09..........    5,000       4,989,646
  3.10%, 2/24/09..........    3,000       2,986,308
CRC Funding, LLC,
  1.62%, 2/13/09..........    6,000       5,988,660
Cancara Asset
  Securitization LLC:
  2.40%, 1/05/09..........    5,000       4,999,000
  2%, 1/12/09.............    3,000       2,998,333
  2.10%, 2/02/09..........    4,000       3,992,767
Ciesco, LLC,
  3.05%, 2/20/09..........    5,000       4,979,243
Citigroup Funding Inc.,
  2.25%, 3/17/09..........    8,500       8,460,688
Dakota Notes Program,
  1.35%, 1/20/09..........    5,000       4,996,625
Enterprise Funding LLC,
  2.925%, 1/27/09.........   14,000      13,971,563
Fairway Finance Co., LLC,
  0.75%, 3/06/09..........    5,000       4,993,438
Hewlett-Packard Co.,
  0.27%, 1/20/09..........    5,000       4,999,325
ING America Insurance
  Holdings, Inc.,
  1.02%, 2/27/09..........    5,000       4,992,067
ING U.S. Funding LLC:
  1.35%, 3/19/09..........    5,000       4,985,750
  1.35%, 3/24/09..........    3,800       3,788,458
JPMorgan Chase & Co.,
  2.91%, 1/06/09..........      500         499,838
JPMorgan Chase Funding,
  Inc.:
  1.65%, 3/02/09..........    5,000       4,986,479
  1.25%, 3/05/09..........    6,000       5,987,083
Liberty Street Funding
  LLC:
  2.65%, 2/03/09..........      750         748,233
  2.05%, 2/23/09..........    1,500       1,495,558
MetLife Funding, Inc.,
  0.47%, 1/28/09..........    7,528       7,525,445
Mont Blanc Capital Corp.,
  0.95%, 3/18/09..........    8,000       7,984,167
Nieuw Amsterdam
  Receivables Corp.:
  3.05%, 2/05/09..........    5,000       4,985,597
  3.05%, 3/02/09..........    3,000       2,985,004
Old Line Funding, LLC,
  0.45%, 3/16/09..........    7,000       6,993,613
Palisades CP Program,
  1.55%, 1/15/09..........      650         649,636
The Procter & Gamble Co.,
  0.95%, 3/13/09..........    8,000       7,985,222
Prudential Funding LLC:
  1.90%, 1/15/09..........    7,000       6,995,197
  1.90%, 1/20/09..........    6,000       5,994,300
Ranger Funding Co. LLC,
  2.25%, 2/04/09..........    6,000       5,987,625
Regency Markets No. 1 LLC,
  4.80%, 1/15/09..........    2,000       1,996,533
Societe Generale North
  America Inc.,
  1.43%, 3/16/09..........    1,200       1,196,520
Solitaire Funding LLC:
  1.83%, 1/05/09..........   14,000      13,997,865
  0.80%, 1/20/09..........      500         499,800
State Street Corp.:
  0.30%, 1/08/09..........    7,000       6,999,650
  0.25%, 1/22/09..........    6,000       5,999,167
Tempo Finance Corp.,
  2.30%, 1/16/09..........    6,000       5,994,633
Ticonderoga Funding LLC,
  0.30%, 1/16/09..........    2,500       2,499,708
UBS Finance (Delaware),
  LLC,
  0.58%, 2/27/09..........    3,000       2,997,293
---------------------------------------------------

TOTAL COMMERCIAL PAPER                  227,578,778
---------------------------------------------------

CORPORATE NOTES--0.5%
ING USA Global Funding
  LLC,
  2.029%, 9/18/09(a)......      625         625,000
U.S. Bank, NA,
  2.253%, 8/24/09(a)......      500         495,613
Wells Fargo & Co.,
  1.668%, 9/23/09(a)......      500         495,814
---------------------------------------------------

TOTAL CORPORATE NOTES                     1,616,427
---------------------------------------------------

FUNDING AGREEMENTS(A)(C)--2.6%
Metropolitan Life
  Insurance Co.,
  2.10%, 4/01/09..........    5,000       5,000,000
New York Life Insurance
  Co.,
  4.96%, 4/13/09..........    2,395       2,395,000
---------------------------------------------------

TOTAL FUNDING AGREEMENTS                  7,395,000
---------------------------------------------------

U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
OBLIGATIONS--13.3%
Fannie Mae Discount
  Notes(b):
  2%, 5/14/09.............    1,200       1,191,200
  1.22%, 5/15/09..........    8,000       7,963,942
  1.30%, 6/22/09..........    1,500       1,490,738
Federal Home Loan Bank
  Discount Notes(b):
  2.78%, 1/06/09..........    5,500       5,498,301
  1.40%, 5/01/09..........    5,000       4,976,861
  1.80%, 5/13/09..........    5,000       4,967,250
Federal Home Loan Bank
  Variable Rate Notes(a):
  1.345%, 3/20/09.........    1,615       1,615,318
  1.12%, 8/13/09..........    1,700       1,700,000
  1.10%, 8/14/09..........    2,500       2,499,846
Freddie Mac Variable Rate
  Notes(a):
  1.331%, 9/25/09.........    3,995       3,994,144
  0.401%, 9/28/09.........    2,415       2,414,559
---------------------------------------------------

TOTAL U.S. GOVERNMENT
AGENCY & INSTRUMENTALITY
OBLIGATIONS                              38,312,159
---------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Schedule of Investments December 31, 2008 (concluded)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------

                                PAR
ISSUE                         (000)        VALUE
---------------------------------------------------
REPURCHASE AGREEMENTS--2.1%
Barclays Capital Inc., NY,
  purchased on 12/31/08 to
  yield 0.05% to 1/02/09,
  repurchase price
  $6,002,025
  collateralized by
  $9,304,901 FNMA 6.281%
  9/01/36.................  $ 6,002    $  6,002,000
---------------------------------------------------

TOTAL REPURCHASE
AGREEMENTS                                6,002,000
---------------------------------------------------

TOTAL INVESTMENTS
(COST-$291,204,364*)--101.1%.......     291,204,364

LIABILITIES IN EXCESS OF OTHER
ASSETS--(1.1)%.....................      (3,172,662)
                                       ------------

NET ASSETS--100.0%.................    $288,031,702
                                       ============




--------------------------------------------------------------------------------

* Cost for federal income tax purposes.

(a) Variable rate security. Rate is as of report date. Maturity shown is the final maturity date.

(b) The interest rates shown reflect discount rates paid at the time of purchase.

(c) Restricted securities as to resale, representing 2.6% of net assets, are as follows:

                         ACQUISITION
ISSUE                       DATES        COST        VALUE
------------------------------------------------------------
Metropolitan Life
  Insurance Co.
  2.10%, 4/01/09.......     04/01/08  $5,000,000  $5,000,000
New York Life Insurance
  Co.,
  4.96%, 4/13/09.......     04/11/08   2,395,000   2,395,000

------------------------------------------------------------

TOTAL                                 $7,395,000  $7,395,000
                                      ==========  ==========





  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

--------------------------------------------------
VALUATION                           INVESTMENTS IN
INPUTS                                SECURITIES
--------------------------------------------------

                                        ASSETS
                                        ------

Level 1...........................             --

Level 2...........................   $291,204,364

Level 3...........................             --

--------------------------------------------------

TOTAL                                $291,204,364
                                     ============







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$291,204,364).............    $291,204,364
Cash................................................................             408
Interest receivable.................................................         109,147
Prepaid expenses....................................................          10,281
Other assets........................................................          37,755
                                                                        ------------
Total assets........................................................     291,361,955
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
Capital shares redeemed payable.....................................       3,154,050
Investment advisory fees payable....................................         128,030
Other affiliates payable............................................           2,056
Officer's and Directors' fees payable...............................              97
Other accrued expenses payable......................................          46,020
                                                                        ------------
Total liabilities...................................................       3,330,253
                                                                        ------------
------------------------------------------------------------------------------------

NET ASSETS..........................................................    $288,031,702
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 3,300,000,000 shares authorized....    $ 28,800,787
Paid-in capital in excess of par....................................     259,203,153
Undistributed net investment income.................................           6,741
Accumulated net realized gain.......................................          21,021
                                                                        ------------

NET ASSETS..........................................................    $288,031,702
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $288,031,702 and 288,007,871 shares
  outstanding.......................................................    $       1.00
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest.............................................................    $8,801,147
Income--affiliated...................................................           169
                                                                         ----------
Total income.........................................................     8,801,316
                                                                         ----------

-----------------------------------------------------------------------------------

EXPENSES:
Investment advisory..................................................     1,410,102
Accounting services..................................................       116,908
Printing.............................................................        48,057
Professional.........................................................        39,721
Federal insurance....................................................        32,569
Officer and Directors................................................        23,516
Custodian............................................................        17,250
Transfer agent.......................................................         5,000
Miscellaneous........................................................        15,375
                                                                         ----------
Total expenses.......................................................     1,708,498
                                                                         ----------
Net investment income................................................     7,092,818
                                                                         ----------
-----------------------------------------------------------------------------------

REALIZED GAIN:
Net realized gain from investments...................................        21,021
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................    $7,113,839
                                                                         ==========
-----------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2008            2007
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income......................................   $  7,092,818    $ 12,717,124
Net realized gain..........................................         21,021           6,789
Net change in unrealized appreciation/depreciation.........             --          62,500
                                                              ------------    ------------
Net increase in net assets resulting from operations.......      7,113,839      12,786,413
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Class I..................................................     (7,092,818)    (12,717,026)
  Class II.................................................             --             (49)
  Class III................................................             --             (49)
                                                              ------------    ------------
Decrease in net assets resulting from dividends to
  shareholders.............................................     (7,092,818)    (12,717,124)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions.......................................    (19,045,169)     31,423,178
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets....................    (19,024,148)     31,492,467
Beginning of year..........................................    307,055,850     275,563,383
                                                              ------------    ------------
End of year................................................   $288,031,702    $307,055,850
                                                              ============    ============
End of year undistributed net investment income............   $      6,741    $      1,841
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                         CLASS I
                                                ---------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------
                                                   2008        2007        2006        2005        2004
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                ---------   ---------   ---------   ---------   ---------
Net investment income........................      0.0249      0.0476      0.0443      0.0266      0.0092
Net realized and unrealized gain (loss)......      0.0001      0.0002      0.0003      0.0001    (0.0009)
                                                ---------   ---------   ---------   ---------   ---------
Net increase from investment operations......      0.0250      0.0478      0.0446      0.0267      0.0083
                                                ---------   ---------   ---------   ---------   ---------
Dividends from net investment income.........    (0.0249)    (0.0476)    (0.0443)    (0.0266)    (0.0092)
                                                ---------   ---------   ---------   ---------   ---------
Net asset value, end of year.................   $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                =========   =========   =========   =========   =========

---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(1)
Based on net asset value.....................       2.53%       4.86%       4.48%       2.66%       0.92%
                                                =========   =========   =========   =========   =========
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses...............................       0.60%       0.58%       0.58%       0.59%       0.57%
                                                =========   =========   =========   =========   =========
Net investment income and net realized gain
  (loss).....................................       2.52%       4.76%       4.45%       2.63%       0.89%
                                                =========   =========   =========   =========   =========
---------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $ 288,032   $ 307,056   $ 275,563   $ 267,028   $ 314,351
                                                =========   =========   =========   =========   =========
---------------------------------------------------------------------------------------------------------



(1) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company"), a Maryland corporation, is registered under the investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Money Market V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III Shares were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS: Fund securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. The Fund seeks to maintain the net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

REPURCHASE AGREEMENTS: The Fund may invest in US government and agency securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a segregated account by the Fund's custodian. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends are declared from the total of net investment income. Distribution of net realized gain, if any, on investments are paid at least annually.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on

--------------------------------------------------------------------------------


the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC"), are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee based upon the average daily value of the Fund's average daily net assets at the following annual rates: 0.50% of the average daily net assets not exceeding $1 billion; 0.450% of the average daily net assets in excess of $1 billion but not exceeding $2 billion; 0.400% of the average daily net assets in excess of $2 billion but not exceeding $3 billion; 0.375% of the average daily net assets in excess of $3 billion but not exceeding $4 billion; 0.350% of the average daily net assets in excess of $4 billion but not exceeding $7 billion; 0.325% of the average daily net assets in excess of $7 billion but not exceeding $10 billion; 0.300% of the average daily net assets in excess of $10 billion but not exceeding $15 billion; and 0.290% of the average daily net assets in excess of $15 billion.

The Advisor has entered into a separate sub- advisory agreement with BlackRock Institutional Management Corporation ("BIMC"), an affiliate of the Advisor, under which the Advisor pays BIMC for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $5,017 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII") which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributors") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended December 31, 2008, the Fund earned $169, which is included in income--affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INCOME TAX INFORMATION:

RECLASSIFICATION: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent difference as of December 31, 2008 attributable to the reclassification of distributions was reclassified to the following accounts:

----------------------------------------------
Undistributed net investment income..  $ 4,900
Accumulated net realized gain........  $(4,900)

----------------------------------------------


The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

------------------------------------------------------
                              12/31/2008    12/31/2007
------------------------------------------------------
Distributions paid from:

  Ordinary income...........  $7,090,644   $12,717,124

  Long-term capital gains...       2,174            --
                              ----------   -----------

Total taxable
  distributions.............  $7,092,818   $12,717,124
                              ==========   ===========

------------------------------------------------------

--------------------------------------------------------------------------------

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

---------------------------------------------------
Undistributed net ordinary income...  $27,762
                                      -------
Total accumulated net earnings......  $27,762
                                      =======

---------------------------------------------------


4.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

5.  CAPITAL SHARE TRANSACTIONS:

Because the Fund has sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the dollar amount shown for such transactions.

Transactions in shares for each class were as follows:

------------------------------------------------
Class I Shares
Year Ended December 31, 2008           Shares
------------------------------------------------
Shares sold.......................   164,977,886

Shares issued to shareholders in
  reinvestment of dividends.......     7,092,287
                                    ------------

Total issued......................   172,070,173

Shares redeemed...................  (191,115,342)
                                    ------------

Net decrease......................   (19,045,169)
                                    ============

------------------------------------------------



------------------------------------------------
Class I Shares
Year Ended December 31, 2007           Shares
------------------------------------------------
Shares sold.......................   173,464,232

Shares issued to shareholders in
  reinvestment of dividends.......    12,717,026
                                    ------------

Total issued......................   186,181,258

Shares redeemed...................  (154,756,002)
                                    ------------

Net increase......................    31,425,256
                                    ============
------------------------------------------------



----------------------------------------------
Class II Shares
Year Ended December 31, 2007*           Shares
----------------------------------------------
Shares issued to shareholders in
  reinvestment of
  dividends...........................      49

Shares redeemed.......................  (1,049)
                                        ------

Net decrease..........................  (1,000)
                                        ======
----------------------------------------------


* Liquidated on December 31, 2007.

----------------------------------------------
Class III Shares
Year Ended December 31, 2007*           Shares
----------------------------------------------
Shares issued to shareholders in
  reinvestment of
  dividends...........................      49

Shares redeemed.......................  (1,128)
                                        ------

Net decrease..........................  (1,079)
                                        ======

----------------------------------------------


* Liquidated on December 31, 2007.

6.  FEDERAL INSURANCE:

The Fund participates in the US Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program"). As a result of the Fund's participation in the Program, in the event the Fund's net asset value falls below $0.995 per share, shareholders in the Fund will have federal insurance of $1.00 per share up to the lesser of shareholders' balances in the Fund as of the close of business on September 19, 2008, or the remaining balances of such shareholder accounts as of the date the guarantee is triggered. Any increase in the number of shares in a shareholder's balance after the close of business on September 19, 2008 and any future investments after a shareholder has closed their account will not be guaranteed. As a participant of the Program, which expires April 30, 2009, the Fund has paid a participation fee of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.015% for the period December 19, 2008 through April 30, 2009 of the Fund's shares outstanding value as of September 19, 2008.

7.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK MONEY MARKET V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2009

--------------------------------------------------------------------------------

     BLACKROCK S&P 500 INDEX V.I. FUND

     -------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund generated returns that generally tracked that of the benchmark Standard & Poor's ("S&P") 500 Index during the past 12 months. The S&P 500 Index is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

  - Returns for the Fund's respective share classes differ from the Index based on individual share-class expenses.

DESCRIBE THE MARKET ENVIRONMENT.

  - 2008 turned out to be a year investors would like to forget, but instead will vividly remember. The economy and financial markets remained relatively resilient throughout the first part of the year before collapsing outright in September, producing the worst year for stocks since the Great Depression. With the exception of government bonds and cash, nearly every asset class, including stocks, credit-related fixed income, commodities and real estate, saw sharp declines. Credit issues dominated the financial headlines, resulting in the collapse of several storied financial institutions. Government responses around the world were rapid and inventive, with the US Federal Reserve and other policymakers adopting new lending and asset purchase programs in an effort to restore some measure of liquidity to the system.

  - The Federal Reserve Board (Fed), after slashing interest rates aggressively in the early months of 2008, resumed that rate-cutting campaign in the fall, bringing the target federal funds rate to a "target range" of between zero and 0.25% on December 16, 2008, its lowest level in history. The Fed acknowledged that "weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time," and indicated that it will continue to pursue unconventional policies of quantitative easing (in which the Fed injects cash into the financial system by purchasing assets).

  - In this environment, all 10 sectors within the S&P 500 Index posted negative returns. Losses were most prominent in financials, which lost 55.3% for the year amid unprecedented difficulties in the banking and credit systems. Materials and information technology were also hit hard, declining 45.7% and 43.1%, respectively. At the top was the defensive consumer staples sector, which posted a comparatively smaller loss of 15.4%.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - Throughout the 12-month period, as changes were made to the composition of the S&P 500 Index, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - In keeping with its investment objective, the Fund remains positioned to match the risk characteristics of its benchmark, irrespective of the market's future direction.





The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                              BLACKROCK S&P         BLACKROCK S&P
                                500 INDEX             500 INDEX        STANDARD &
                           V.I. FUND(2)-CLASS    V.I. FUND(2)-CLASS    POOR'S 500
                               I SHARES(1)          II SHARES(1)        INDEX(3)
                           ------------------    ------------------    ----------
12/98                             10000                 10000             10000
12/99                             12050                 12032             12104
12/00                             10920                 10888             11002
12/01                              9580                  9537              9694
12/02                              7434                  7389              7552
12/03                              9525                  9454              9718
12/04                             10526                 10429             10776
12/05                             10999                 10898             11305
12/06                             12703                 12594             13091
12/07                             13387                 13167             13810
12/08                              8404                  8252              8700




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based on performance of the Fund's Class I Shares. The returns for Class II Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

(2) Under normal circumstances, the Fund is required to invest at least 80% of its net assets in the common stocks of the S&P 500 Index and in derivative instruments linked to the S&P 500.

(3) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange ("NYSE") issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.


--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                      6-MONTH         ---------------------------------
                                                   TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------------------
Class I Shares(1)                                      (28.58)%       (37.22)%     (2.47)%       (1.72)%

-------------------------------------------------------------------------------------------------------

Class II Shares(1)                                     (28.68)        (37.33)      (2.68)(2)     (1.90)(2)
-------------------------------------------------------------------------------------------------------

S&P 500 Index                                          (28.48)        (37.00)      (2.19)        (1.38)
-------------------------------------------------------------------------------------------------------



(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

(2) The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based on performance of the Fund's Class I Shares. The returns for Class II Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------



                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Information Technology..........................................             15%
Health Care.....................................................             15
Financials......................................................             14
Energy..........................................................             13
Consumer Staples................................................             13
Consumer Discretionary..........................................              8
Industrials.....................................................              8
Utilities.......................................................              4
Telecommunication Services......................................              4
Materials & Processing..........................................              3
Producer Durables...............................................              3

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                              HYPOTHETICAL(2)
                  ------------------------------------------------------  ------------------------------------------------------
                    BEGINNING          ENDING                               BEGINNING          ENDING
                  ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID     ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID
                   JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)   JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------------

Class I.........      $1,000          $714.20               $1.94             $1,000         $1,022.84              $2.29

--------------------------------------------------------------------------------------------------------------------------------

Class II........      $1,000          $713.20               $2.58             $1,000         $1,022.08              $3.05
--------------------------------------------------------------------------------------------------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Class I and 0.60% for Class II), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Derivative Instruments

--------------------------------------------------------------------------------

The Fund may invest in various derivative instruments, including futures contracts, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund's ability to successfully use a derivative instrument depends on the Advisor's ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund's investments in these instruments are discussed in detail in the Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments December 31, 2008   (Percentages shown are based
on Net Assets)

--------------------------------------------------------------------------------

This summary schedule of investments is presented to help investors focus on the Fund's principal holdings. It includes the Fund's 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund's net assets and affiliated issuers. "Other Securities" represents all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's website at http://www.sec.gov.

INDUSTRY            COMMON STOCKS                                 SHARES       VALUE      PERCENT
-------------------------------------------------------------------------------------------------
AEROSPACE &         United Technologies Corp. .............                $    919,990      0.6%
  DEFENSE                                                        17,164
                    Other Securities.......................                   3,063,548      2.1
                                                                           ------------    -----
                                                                              3,983,538      2.7

-------------------------------------------------------------------------------------------------

AIR FREIGHT &       United Parcel Service, Inc. Class B....                     987,364      0.7
LOGISTICS                                                        17,900
                    Other Securities.......................                     647,869      0.4
                                                                           ------------    -----
                                                                              1,635,233      1.1
-------------------------------------------------------------------------------------------------

AIRLINES            Other Securities.......................                     111,845      0.1
-------------------------------------------------------------------------------------------------

AUTO COMPONENTS     Other Securities.......................                     218,463      0.2
-------------------------------------------------------------------------------------------------

AUTOMOBILES         Other Securities.......................                     204,543      0.1
-------------------------------------------------------------------------------------------------

BEVERAGES           The Coca-Cola Co. .....................      35,696       1,615,958      1.1
                    PepsiCo, Inc. .........................      27,939       1,530,219      1.1
                    Other Securities.......................                     470,284      0.3
                                                                           ------------    -----
                                                                              3,616,461      2.5
-------------------------------------------------------------------------------------------------

BIOTECHNOLOGY       Amgen, Inc.(a).........................      19,023       1,098,578      0.7
                    Gilead Sciences, Inc.(a)...............      16,500         843,810      0.6
                    Other Securities.......................                   1,102,943      0.8
                                                                           ------------    -----
                                                                              3,045,331      2.1
-------------------------------------------------------------------------------------------------

BUILDING PRODUCTS   Other Securities.......................                      71,800      0.1
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS     The Goldman Sachs Group, Inc. .........       7,930         669,213      0.5
                    Merrill Lynch & Co., Inc.(b)...........      28,779         334,988      0.2
                    Other Securities.......................                   2,321,181      1.6
                                                                           ------------    -----
                                                                              3,325,382      2.3
-------------------------------------------------------------------------------------------------

CHEMICALS           Monsanto Co. ..........................       9,834         691,822      0.5
                    Other Securities.......................                   1,792,069      1.2
                                                                           ------------    -----
                                                                              2,483,891      1.7
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS    The PNC Financial Services Group,                           306,936      0.2
                      Inc.(b)..............................       6,264
                    U.S. Bancorp...........................      31,504         787,915      0.5
                    Wells Fargo & Co. .....................      68,106       2,007,765      1.4
                    Other Securities.......................                   1,335,943      0.9
                                                                           ------------    -----
                                                                              4,438,559      3.0
-------------------------------------------------------------------------------------------------

COMMERCIAL          Other Securities.......................                     782,409      0.5
SERVICES &
SUPPLIES
-------------------------------------------------------------------------------------------------

COMMUNICATIONS      Cisco Systems, Inc.(a).................                   1,718,265      1.2
EQUIPMENT                                                       105,415
                    QUALCOMM, Inc. ........................      29,768       1,066,587      0.7
                    Other Securities.......................                     758,365      0.5
                                                                           ------------    -----
                                                                              3,543,217      2.4
-------------------------------------------------------------------------------------------------

COMPUTERS &         Apple, Inc.(a).........................                   1,364,746      0.9
PERIPHERALS                                                      15,990
                    Hewlett-Packard Co. ...................      44,043       1,598,320      1.1
                    International Business Machines                           2,031,117      1.4
                      Corp. ...............................      24,134
                    Other Securities.......................                     999,047      0.7
                                                                           ------------    -----
                                                                              5,993,230      4.1
-------------------------------------------------------------------------------------------------

CONSTRUCTION &      Other Securities.......................                     251,558      0.2
ENGINEERING
-------------------------------------------------------------------------------------------------

CONSTRUCTION        Other Securities.......................                     135,681      0.1
MATERIALS
-------------------------------------------------------------------------------------------------

CONSUMER FINANCE    Other Securities.......................                     761,392      0.5
-------------------------------------------------------------------------------------------------

CONTAINERS &        Other Securities.......................                     296,794      0.2
PACKAGING
-------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments December 31, 2008 (continued) (Percentages shown are based on Net Assets)

--------------------------------------------------------------------------------

INDUSTRY            COMMON STOCKS                                 SHARES       VALUE      PERCENT
-------------------------------------------------------------------------------------------------

DISTRIBUTORS        Other Securities.......................                $    111,233      0.1%
-------------------------------------------------------------------------------------------------

DIVERSIFIED         Other Securities.......................                     278,763      0.2
CONSUMER SERVICES
-------------------------------------------------------------------------------------------------

DIVERSIFIED         Bank of America Corp. .................                   1,268,509      0.9
FINANCIAL
SERVICES                                                         90,093
                    Citigroup, Inc. .......................      97,751         655,909      0.5
                    JPMorgan Chase & Co. ..................      67,001       2,112,542      1.4
                    Other Securities.......................                     720,947      0.5
                                                                           ------------    -----
                                                                              4,757,907      3.3
-------------------------------------------------------------------------------------------------

DIVERSIFIED         AT&T Inc. .............................                   3,018,207      2.1
TELECOMMUNICATION                                               105,902
SERVICES            Verizon Communications, Inc. ..........      51,018       1,729,510      1.2
                    Other Securities.......................                     360,237      0.2
                                                                           ------------    -----
                                                                              5,107,954      3.5
-------------------------------------------------------------------------------------------------

ELECTRIC            Exelon Corp. ..........................                     654,975      0.5
UTILITIES                                                        11,778
                    Other Securities.......................                   2,805,362      1.9
                                                                           ------------    -----
                                                                              3,460,337      2.4
-------------------------------------------------------------------------------------------------

ELECTRICAL          Other Securities.......................                     681,815      0.5
EQUIPMENT
-------------------------------------------------------------------------------------------------

ELECTRONIC          Other Securities.......................                     454,274      0.3
EQUIPMENT &
INSTRUMENTS
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT    Schlumberger Ltd. .....................                     909,672      0.6
& SERVICES                                                       21,490
                    Other Securities.......................                   1,276,989      0.9
                                                                           ------------    -----
                                                                              2,186,661      1.5
-------------------------------------------------------------------------------------------------

FOOD & STAPLES      CVS Caremark Corp. ....................                     740,515      0.5
RETAILING                                                        25,766
                    Wal-Mart Stores, Inc. .................      40,116       2,248,903      1.6
                    Other Securities.......................                   1,662,809      1.1
                                                                           ------------    -----
                                                                              4,652,227      3.2
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS       Kraft Foods, Inc. .....................      26,371         708,061      0.5
                    Other Securities.......................                   1,826,842      1.2
                                                                           ------------    -----
                                                                              2,534,903      1.7
-------------------------------------------------------------------------------------------------

GAS UTILITIES       Other Securities.......................                     207,184      0.1
-------------------------------------------------------------------------------------------------

HEALTH CARE         Medtronic, Inc. .......................                     633,490      0.4
EQUIPMENT &
SUPPLIES                                                         20,162
                    Other Securities.......................                   2,441,219      1.7
                                                                           ------------    -----
                                                                              3,074,709      2.1
-------------------------------------------------------------------------------------------------

HEALTH CARE         Other Securities.......................                   2,981,703      2.0
PROVIDERS &
SERVICES
-------------------------------------------------------------------------------------------------

HEALTH CARE         Other Securities.......................                      50,240      0.0
TECHNOLOGY
-------------------------------------------------------------------------------------------------

HOTELS,             McDonald's Corp. ......................                   1,242,059      0.9
RESTAURANTS &
LEISURE                                                          19,972
                    Other Securities.......................                     939,953      0.6
                                                                           ------------    -----
                                                                              2,182,012      1.5
-------------------------------------------------------------------------------------------------

HOUSEHOLD           Other Securities.......................                     557,162      0.4
DURABLES
-------------------------------------------------------------------------------------------------

HOUSEHOLD           The Procter & Gamble Co. ..............                   3,312,563      2.3
PRODUCTS                                                         53,584
                    Other Securities.......................                   1,139,064      0.8
                                                                           ------------    -----
                                                                              4,451,627      3.1
-------------------------------------------------------------------------------------------------

IT SERVICES         Other Securities.......................                   1,373,676      0.9
-------------------------------------------------------------------------------------------------

INDEPENDENT POWER   Other Securities.......................                     200,407      0.1
PRODUCERS &
ENERGY TRADERS
-------------------------------------------------------------------------------------------------

INDUSTRIAL          3M Co. ................................                     716,143      0.5
CONGLOMERATES                                                    12,446
                    General Electric Co. ..................     188,665       3,056,373      2.1
                    Other Securities.......................                     243,857      0.2
                                                                           ------------    -----
                                                                              4,016,373      2.8
-------------------------------------------------------------------------------------------------

INSURANCE           Other Securities.......................                   3,789,676      2.6
-------------------------------------------------------------------------------------------------

INTERNET &          Other Securities.......................                     322,784      0.2
CATALOG RETAIL
-------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments December 31, 2008 (continued) (Percentages shown are based on Net Assets)

--------------------------------------------------------------------------------

INDUSTRY            COMMON STOCKS                                 SHARES       VALUE      PERCENT
-------------------------------------------------------------------------------------------------

INTERNET SOFTWARE   Google, Inc. Class A(a)................                $  1,322,895      0.9%
& SERVICES                                                        4,300
                    Other Securities.......................                     685,122      0.5
                                                                           ------------    -----
                                                                              2,008,017      1.4
-------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT   Other Securities.......................                     202,139      0.1
& PRODUCTS
-------------------------------------------------------------------------------------------------

LIFE SCIENCES       Other Securities.......................                     471,763      0.3
TOOLS & SERVICES
-------------------------------------------------------------------------------------------------

MACHINERY           Other Securities.......................                   2,339,259      1.6
-------------------------------------------------------------------------------------------------

MEDIA               Comcast Corp. Class A..................      52,052         878,638      0.6
                    Time Warner, Inc. .....................      64,448         648,347      0.5
                    Walt Disney Co. .......................      33,582         761,976      0.5
                    Other Securities.......................                   1,360,543      0.9
                                                                           ------------    -----
                                                                              3,649,504      2.5
-------------------------------------------------------------------------------------------------

METALS & MINING     Other Securities.......................                   1,078,582      0.7
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES     Other Securities.......................                   2,087,046      1.4
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL    Other Securities.......................                     982,984      0.7
-------------------------------------------------------------------------------------------------

OFFICE              Other Securities.......................                     123,718      0.1
ELECTRONICS
-------------------------------------------------------------------------------------------------

OIL, GAS &          Chevron Corp.(c).......................                   2,700,423      1.9
CONSUMABLE FUELS                                                 36,507
                    ConocoPhillips.........................      26,924       1,394,663      1.0
                    Exxon Mobil Corp. .....................      91,346       7,292,151      5.0
                    Occidental Petroleum Corp. ............      14,658         879,333      0.6
                    Other Securities.......................                   4,336,123      2.9
                                                                           ------------    -----
                                                                             16,602,693     11.4
-------------------------------------------------------------------------------------------------

PAPER & FOREST      Other Securities.......................                     241,209      0.2
PRODUCTS
-------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS   Other Securities.......................                     244,404      0.2
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS     Abbott Laboratories....................      27,920       1,490,090      1.0
                    Bristol-Myers Squibb Co. ..............      35,563         826,840      0.6
                    Eli Lilly & Co. .......................      17,948         722,766      0.5
                    Johnson & Johnson......................      49,853       2,982,705      2.0
                    Merck & Co., Inc. .....................      38,179       1,160,642      0.8
                    Pfizer, Inc. ..........................     121,160       2,145,744      1.5
                    Wyeth..................................      23,951         898,402      0.6
                    Other Securities.......................                   1,002,089      0.7
                                                                           ------------    -----
                                                                             11,229,278      7.7
-------------------------------------------------------------------------------------------------

PROFESSIONAL        Other Securities.......................                     221,891      0.2
SERVICES
-------------------------------------------------------------------------------------------------

REAL ESTATE         Other Securities.......................                   1,355,643      0.9
INVESTMENT TRUSTS
(REITS)
-------------------------------------------------------------------------------------------------

REAL ESTATE         Other Securities.......................                      13,392      0.0
MANAGEMENT &
DEVELOPMENT
-------------------------------------------------------------------------------------------------

ROAD & RAIL         Other Securities.......................                   1,414,559      1.0
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS &    Intel Corp. ...........................                   1,470,222      1.0
SEMICONDUCTOR                                                   100,288
EQUIPMENT           Other Securities.......................                   1,542,539      1.1
                                                                           ------------    -----
                                                                              3,012,761      2.1
-------------------------------------------------------------------------------------------------

SOFTWARE            Microsoft Corp. .......................     137,386       2,670,784      1.8
                    Oracle Corp.(a)........................      70,385       1,247,926      0.9
                    Other Securities.......................                   1,221,912      0.8
                                                                           ------------    -----
                                                                              5,140,622      3.5
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL    Home Depot, Inc. ......................      30,459         701,166      0.5
                    Other Securities.......................                   1,809,740      1.2
                                                                           ------------    -----
                                                                              2,510,906      1.7
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL   Other Securities.......................                     624,688      0.4
& LUXURY GOODS
-------------------------------------------------------------------------------------------------

THRIFTS &           Other Securities.......................                     291,088      0.2
MORTGAGE FINANCE
-------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments December 31, 2008 (continued) (Percentages shown are based on Net Assets)

--------------------------------------------------------------------------------

INDUSTRY            COMMON STOCKS                                 SHARES       VALUE      PERCENT
-------------------------------------------------------------------------------------------------

TOBACCO             Philip Morris International, Inc. .....      36,389    $  1,583,285      1.1%
                    Other Securities.......................                   1,037,828      0.7
                                                                           ------------    -----
                                                                              2,621,113      1.8
-------------------------------------------------------------------------------------------------

TRADING COMPANIES   Other Securities.......................                     176,419      0.1
& DISTRIBUTORS
-------------------------------------------------------------------------------------------------

WIRELESS            Other Securities.......................                     301,303      0.2
TELECOMMUNICATION
SERVICES
-------------------------------------------------------------------------------------------------

                    TOTAL LONG-TERM INVESTMENTS                             141,277,935     96.8
                    (COST--$116,320,665)...................
-------------------------------------------------------------------------------------------------

                                                              BENEFICIAL
                                                                INTEREST
                             SHORT-TERM SECURITIES                 (000)
-------------------------------------------------------------------------------------------------
                    BlackRock Liquidity Series, LLC Cash
                      Sweep Series,                                           3,077,200      2.1
                      1.64%(b)(d)..........................    $  3,077
                    BlackRock Liquidity Series, LLC Money
                      Market Series,                                            340,500      0.2
                      0.80%(b)(d)(e).......................         341
-------------------------------------------------------------------------------------------------

                    TOTAL SHORT-TERM SECURITIES
                    (COST--$3,417,700).....................                   3,417,700      2.3
-------------------------------------------------------------------------------------------------

                    TOTAL INVESTMENTS
                    (COST--$119,738,365*)..................                 144,695,635     99.1
                    OTHER ASSETS LESS LIABILITIES..........                   1,330,339      0.9
                                                                           ------------    -----
                    NET ASSETS.............................                $146,025,974    100.0
                                                                           ============    =====



--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $126,811,169
                                     ============
Gross unrealized appreciation....    $ 45,180,768
Gross unrealized depreciation....     (27,296,302)
                                     ------------
Net unrealized appreciation......    $ 17,884,466
                                     ============



(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------
                       PURCHASE       SALE       REALIZED
AFFILIATE                COST         COST      GAIN/LOSS   INCOME
-------------------------------------------------------------------
BlackRock Liquidity
  Series, LLC
  Cash Sweep Series..        --   $10,194,015*         --  $115,373
BlackRock Liquidity
  Series, LLC
  Money Market
  Series.............        --   $   525,000*         --  $ 43,188
Merrill Lynch & Co.,
  Inc. ..............  $436,724   $   219,032    $(52,763) $ 32,416
The PNC Financial
  Services
  Group, Inc.........  $  5,786   $    92,525    $  5,281  $ 18,290

-------------------------------------------------------------------


  * Represents net sale cost.


(c) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d) Represents the current yield as of report date.

(e) Security was purchased with the cash proceeds from securities loans.

  - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

  - Other securities represent issues that are not identified as the 50 largest holdings of the Fund and issues not exceeding 1% of net assets. Some securities, or a portion of, in this category are either held as collateral in connection with open financial futures contracts or are out on loan.

  - Financial futures contracts purchased as of December 31, 2008 were as follows:

--------------------------------------------------------------
                          EXPIRATION     FACE      UNREALIZED
CONTRACTS      ISSUE         DATE        VALUE    APPRECIATION
--------------------------------------------------------------
   108     S&P 500 Index  March 2009  $4,753,384    $107,156







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments December 31, 2008 (concluded)

--------------------------------------------------------------------------------

  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

  - Level 1--price quotations in active markets/exchanges for identical securities

  - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

  - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

-------------------------------------------------------------
VALUATION                    INVESTMENTS IN   OTHER FINANCIAL
INPUTS                         SECURITIES       INSTRUMENTS*
-------------------------------------------------------------
                                 ASSETS            ASSETS
                             --------------   ---------------
Level 1..................     $141,277,935        $107,156
Level 2..................        3,417,700              --
Level 3..................               --              --

-------------------------------------------------------------

TOTAL                         $144,695,635        $107,156
                              ============        ========



* Other financial instruments are futures.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $307,492) (cost--$115,270,629)....................................    $140,636,011
Investments at value--affiliated (cost--$4,467,736).................       4,059,624
Capital shares sold receivable......................................       1,615,023
Dividends receivable................................................         330,325
Investments sold receivable.........................................         131,599
Margin variation receivable.........................................          45,530
Prepaid expenses....................................................           7,894
Securities lending income receivable--affiliated....................           5,972
                                                                        ------------
Total assets........................................................     146,831,978
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
Collateral at value--securities loaned..............................         340,500
Bank overdraft......................................................         131,599
Investments purchased payable.......................................         233,179
Other accrued expenses payable......................................          55,676
Investment advisory fees payable....................................          35,727
Capital shares redeemed payable.....................................           8,084
Other affiliates payable............................................             918
Distribution fees payable...........................................             254
Officer's and Directors' fees payable...............................              67
                                                                        ------------
Total liabilities...................................................         806,004
                                                                        ------------
------------------------------------------------------------------------------------

NET ASSETS..........................................................    $146,025,974
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......    $  1,338,932
Class II Shares, $0.10 par value, 100,000,000 shares authorized.....          19,979
Paid-in capital in excess of par....................................     126,550,579
Undistributed net investment income.................................          79,380
Accumulated net realized loss.......................................      (7,027,322)
Net unrealized appreciation/depreciation............................      25,064,426
                                                                        ------------

NET ASSETS..........................................................    $146,025,974
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $143,896,845 and 13,389,324 shares
  outstanding.......................................................    $      10.75
                                                                        ============
Class II--Based on net assets of $2,129,129 and 199,785 shares
  outstanding.......................................................    $      10.66
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends..........................................................    $   4,867,662
Income--affiliated.................................................          166,079
Securities lending--affiliated.....................................           43,188
                                                                       -------------
Total income.......................................................        5,076,929
                                                                       -------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory................................................          658,728
Accounting services................................................           87,768
Professional.......................................................           60,265
Custodian..........................................................           35,809
Printing...........................................................           35,781
Officer and Directors..............................................           22,489
Registration.......................................................           21,291
Transfer agent--Class I............................................            4,946
Transfer agent--Class II...........................................               54
Distribution--Class II.............................................            3,405
Miscellaneous......................................................           17,010
                                                                       -------------
Total expenses.....................................................          947,546
                                                                       -------------
Net investment income..............................................        4,129,383
                                                                       -------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments--unaffiliated........................................       10,928,882
  Investments--affiliated..........................................          (47,482)
  Futures..........................................................         (731,967)
                                                                       -------------
                                                                          10,149,433
                                                                       -------------
Net change in unrealized appreciation/depreciation on:
  Investments......................................................     (108,262,533)
  Futures..........................................................          112,443
                                                                       -------------
                                                                        (108,150,090)
                                                                       -------------
Total realized and unrealized loss.................................      (98,000,657)
                                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............    $ (93,871,274)
                                                                       =============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                             ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2008             2007
-------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.....................................   $   4,129,383     $  5,306,429
Net realized gain.........................................      10,149,433       18,470,642
Net change in unrealized appreciation/depreciation........    (108,150,090)      (7,119,868)
                                                             -------------     ------------
Net increase (decrease) in net assets resulting from
  operations..............................................     (93,871,274)      16,657,203
                                                             -------------     ------------

-------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.................................................      (3,992,925)      (5,296,059)
  Class II................................................         (57,078)         (29,878)
  Class III...............................................              --              (21)
Net realized gain:
  Class I.................................................      (7,162,086)              --
  Class II................................................        (108,485)              --
                                                             -------------     ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders...........................     (11,320,574)      (5,325,958)
                                                             -------------     ------------
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions............................................     (32,592,990)     (68,722,945)
                                                             -------------     ------------
-------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets..............................    (137,784,838)     (57,391,700)
Beginning of year.........................................     283,810,812      341,202,512
                                                             -------------     ------------
End of year...............................................   $ 146,025,974     $283,810,812
                                                             =============     ============

End of year undistributed net investment income...........   $      79,380               --
                                                             =============     ============
-------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                      CLASS I
                                             ---------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------
                                                2008        2007        2006        2005        2004
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $   18.60    $  17.97    $  15.81    $  15.35    $  14.12
                                             ---------    --------    --------    --------    --------
Net investment income(1)..................        0.30        0.31        0.26        0.24        0.23
Net realized and unrealized gain (loss)...      (7.23)        0.66        2.19        0.45        1.25
                                             ---------    --------    --------    --------    --------
Net increase (decrease) from investment
  operations..............................      (6.93)        0.97        2.45        0.69        1.48
                                             ---------    --------    --------    --------    --------
Dividends and distributions from:
  Net investment income...................      (0.33)      (0.34)      (0.29)      (0.23)      (0.25)
  Net realized gain.......................      (0.59)          --          --          --          --
                                             ---------    --------    --------    --------    --------
Total dividends and distributions.........      (0.92)      (0.34)      (0.29)      (0.23)      (0.25)
                                             ---------    --------    --------    --------    --------
Net asset value, end of year..............   $   10.75    $  18.60    $  17.97    $  15.81    $  15.35
                                             =========    ========    ========    ========    ========

------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value..................    (37.22)%       5.38%      15.49%       4.49%      10.51%
                                             =========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses............................       0.43%       0.39%       0.40%       0.39%       0.39%
                                             =========    ========    ========    ========    ========
Net investment income.....................       1.88%       1.66%       1.58%       1.52%       1.59%
                                             =========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000).............   $ 143,897    $282,113    $341,200    $341,855    $398,558
                                             =========    ========    ========    ========    ========
Portfolio turnover........................          4%         10%          4%         10%          3%
                                             =========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                       CLASS II
                                         --------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,                     PERIOD
                                         --------------------------------------------   SEPTEMBER 30, 2004(1)
                                            2008        2007        2006       2005      TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..   $   18.46    $  17.97    $ 15.80    $  15.34         $   14.29
                                         ---------    --------    -------    --------         ---------
Net investment income(2)..............        0.27        0.28       0.26        0.24              0.10
Net realized and unrealized gain
  (loss)..............................      (7.17)        0.54       2.20        0.45              1.20
                                         ---------    --------    -------    --------         ---------
Net increase (decrease) from
  investment operations...............      (6.90)        0.82       2.46        0.69              1.30
                                         ---------    --------    -------    --------         ---------

Dividends and distributions from:
  Net investment income...............      (0.31)      (0.33)     (0.29)      (0.23)            (0.25)
  Net realized gain...................      (0.59)          --         --          --                --
                                         ---------    --------    -------    --------         ---------
Total dividends and distributions.....      (0.90)      (0.33)     (0.29)      (0.23)            (0.25)
                                         ---------    --------    -------    --------         ---------
Net asset value, end of period........   $   10.66     $ 18.46    $ 17.97     $ 15.80         $   15.34
                                         =========    ========    =======    ========         =========

-------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value..............    (37.33)%       4.55%     15.56%       4.50%          9.12%(4)
                                         =========    ========    =======    ========         =========
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses........................       0.58%       0.54%      0.39%       0.39%          0.39%(5)
                                         =========    ========    =======    ========         =========
Net investment income.................       1.79%       1.42%      1.59%       1.53%          2.60%(5)
                                         =========    ========    =======    ========         =========
-------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (000).......   $   2,129     $ 1,698    $     1     $     1         $       1
                                         =========    ========    =======    ========         =========
Portfolio turnover....................          4%         10%         4%         10%                3%
                                         =========    ========    =======    ========         =========
-------------------------------------------------------------------------------------------------------------



(1) Commencement of operations.

(2) Based on average shares outstanding.

(3) Total investment returns exclude insurance-related fees and expenses.

(4) Aggregate total investment return.

(5) Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock S&P 500 Index V.I. Fund (the "Fund"), which are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares. Class III Shares were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For the equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investments in Cash Sweep Series and Money Market Series, each of the BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Company's Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

  - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on financial futures contracts. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

SEGREGATION AND COLLATERALIZATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., financial

--------------------------------------------------------------------------------


futures contracts), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts).

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended December 31, 2008, the Fund received only cash collateral for any securities loaned.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact of the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft, which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly

--------------------------------------------------------------------------------

owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.30% of the average daily net assets not exceeding $500 million; 0.275% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.25% of the average daily net assets in excess of $1 billion.

The Advisor has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays the sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $3,999 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII") which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc. The distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of 0.15% of the average daily value of the Fund's Class II net assets.

The Company has received an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of the report date, the Fund loaned securities with a value of $38,870 to MLPF&S or its affiliates. Pursuant to that order, the Company has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending--affiliated on the Statement of Operations. For the year ended December 31, 2008, BIM received $10,890 in securities lending agent fees.

In addition, MLPF&S received $2,079 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

During the year ended December 31, 2008, the Fund received litigation proceeds of $2,458 from an affiliate, which are included in net realized loss on the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $9,578,138 and $53,820,152, respectively.

--------------------------------------------------------------------------------

4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  INCOME TAX INFORMATION:

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

------------------------------------------------------
                               12/31/2008   12/31/2007
------------------------------------------------------

Distributions paid from:

  Ordinary income...........  $ 4,050,003   $5,325,958

  Net long-term capital
     gain...................    7,270,571           --
                              -----------   ----------

Total taxable
  distributions.............  $11,320,574   $5,325,958
                              ===========   ==========

------------------------------------------------------


As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

------------------------------------------------
Undistributed net ordinary income..  $    79,380
Undistributed net long-term capital
  gains............................      157,677
                                     -----------
Total undistributed net earnings...      237,057
Net unrealized gains...............   17,879,427*
                                     -----------
Total accumulated net earnings.....  $18,116,484
                                     ===========

------------------------------------------------


* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the difference between the book and tax treatment of certain stock lending transactions.

6.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

7.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:

-------------------------------------------------------
Class I Shares
Year Ended December 31, 2008    Shares        Amount
-------------------------------------------------------
Shares sold.................   1,241,194   $ 19,266,886

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........   1,052,364     11,155,011
                              ----------   ------------

Total issued................   2,293,558     30,421,897

Shares redeemed.............  (4,070,495)   (64,684,865)
                              ----------   ------------

Net decrease................  (1,776,937)  $(34,262,968)
                              ==========   ============

-------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31, 2007    Shares         Amount
--------------------------------------------------------
Shares sold.................   1,555,099   $  29,830,382

Shares issued to
  shareholders in
  reinvestment of
  dividends.................     282,758       5,296,059
                              ----------   -------------

Total issued................   1,837,857      35,126,441

Shares redeemed.............  (5,663,970)   (105,545,515)
                              ----------   -------------

Net decrease................  (3,826,113)  $ (70,419,074)
                              ==========   =============
--------------------------------------------------------



----------------------------------------------------
Class II Shares
Year Ended December 31, 2008     Shares     Amount
----------------------------------------------------

Shares sold...................  119,935   $1,909,689

Shares issued to shareholders
  in
  reinvestment of dividends
  and
  distributions...............   15,753      165,563
                                -------   ----------

Total Issued..................  135,688    2,075,252

Shares redeemed...............  (27,913)    (405,274)
                                -------   ----------

Net increase..................  107,775   $1,669,978
                                =======   ==========
----------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------
Class II Shares
Year Ended December 31, 2007     Shares     Amount
----------------------------------------------------
Shares sold...................  103,906   $1,929,120

Shares issued to shareholders
  in
  reinvestment of dividends...    1,607       29,878
                                -------   ----------

Total issued..................  105,513    1,958,998

Shares redeemed...............  (13,576)    (261,504)
                                -------   ----------

Net increase..................   91,937   $1,697,494
                                =======   ==========
----------------------------------------------------



---------------------------------------------------
Class III Shares
Year Ended December 31, 2007*      Shares    Amount
---------------------------------------------------
Shares issued to shareholders in

  reinvestment of dividends.....    1.116   $    21

Shares redeemed.................  (74.448)   (1,386)
                                  -------   -------

Net decrease....................  (73.332)  $(1,365)
                                  =======   =======
---------------------------------------------------


* Liquidated on December 31, 2007.


8.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK S&P 500 INDEX V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of BlackRock S&P 500 Index V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2009

--------------------------------------------------------------------------------

     BLACKROCK TOTAL RETURN V.I. FUND

     ------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark Barclays Capital US Aggregate Index for the 12-month period.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - An underweight exposure to the US Treasury sector was one of the primary factors detracting from Fund performance, as Treasuries outpaced all other sectors, posting a return of 13.74% for the one-year period. Performance also was hampered by overweight positions in high-quality spread assets, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and mortgage-backed securities (MBS). Exposure to CMBS and non-agency MBS proved most detrimental. Due to the wealth of negative financial news, fixed income markets continued to be heavily affected by the flight-to-quality trade, in which investors have been fleeing credit-related securities in favor of Treasury bonds. As a result, spreads between US Treasury securities and all major sectors widening dramatically, and in most cases, to record levels.

  - On the positive side, we tactically traded yield curve positioning throughout the period -- we were biased toward a steeper yield curve for most of the year, before moving to a flattening bias closer to year-end. Collectively, these trades benefited performance. An underweight exposure to agencies also aided results for the period as the sector underperformed risk-free Treasuries. Security selection in both agency debentures and CMBS issues proved advantageous as well.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - Liquidity issues plagued most fixed income sectors throughout the period. However, when opportunities did exist, we looked to take advantage and traded the portfolio accordingly. Over the year, this included: reducing the Fund's corporate exposure; tactically trading yield curve and duration positioning; increasing exposure to agency debt, specifically during the latter part of the period; and increasing exposure to non-agency MBS, primarily during the third and fourth quarters of 2008.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the period short duration versus the benchmark, with a yield curve flattening bias.

  - We remain underweight in US Treasury and agency securities, while maintaining an overweight in high-quality spread assets, preferring to buy and hold these securities that remain undervalued on a historical basis. Notably, this includes exposure to agency and non-agency MBS pools, seasoned CMBS paper and ABS issues. We hold an allocation to corporate bonds; however, we remain underweight versus the benchmark, with an emphasis on the financial and industrial sectors. Additionally, we maintain small allocations in both non-dollar debt issues and the high yield sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                                  BLACKROCK TOTAL
                                    RETURN V.I.      BARCLAYS CAPITAL
                                 FUND(2)--CLASS I     U.S. AGGREGATE
                                     SHARES(1)           INDEX(3)
                                 ----------------    ----------------
12/98                                  10000               10000
12/99                                   9766                9918
12/00                                  10742               11071
12/01                                  11458               12006
12/02                                  12553               13237
12/03                                  13147               13780
12/04                                  13738               14378
12/05                                  14010               14727
12/06                                  14625               15365
12/07                                  15159               16436
12/08                                  13320               17297




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2) The Fund invests at least 80%, and typically 90% or more, of its net assets in fixed income securities.

(3) This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.

--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------


                                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                 STANDARDIZED         6-MONTH         ---------------------------------
                                                 30-DAY YIELD      TOTAL RETURNS      1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Class I Shares(1)                                    6.60%             (11.16)%       (12.13)%      0.26%        2.91%

-----------------------------------------------------------------------------------------------------------------------

Barclays Capital U.S. Aggregate Index                  --                4.07           5.24        4.65         5.63
-----------------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
PORTFOLIO COMPOSITION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities...............             40%
Non-U.S. Government Agency Mortgage-Backed Securities...........             26
Corporate Bonds.................................................             11
Asset-Backed Securities.........................................             10
U.S. Government & Agency Obligations............................              5
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...............              4
Capital Trusts..................................................              2
Foreign Government Obligations..................................              2



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
The Benefits and Risks of Leveraging

--------------------------------------------------------------------------------

The Fund may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through the issuance of short-term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's shareholders will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Fund, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund's NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund's ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce investment returns.


--------------------------------------------------------------------------------
Derivative Instruments

--------------------------------------------------------------------------------

The Fund may invest in various derivative instruments, including swap agreements, swaptions. futures and forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund's ability to successfully use a derivative instrument depends on the Advisor's ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for the prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund's investments in these instruments are discussed in detail in the Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

Each of the tables provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."


Each of the tables also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other fund's shareholder reports.

The expenses shown in the tables are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                            INCLUDING INTEREST EXPENSE
                  --------------------------------------------------------------------------------------------------------------
                                          ACTUAL                                              HYPOTHETICAL(2)
                  ------------------------------------------------------  ------------------------------------------------------
                    BEGINNING          ENDING                               BEGINNING          ENDING
                  ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID     ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID
                   JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)   JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------------
Class I.........      $1,000          $888.40               $4.01             $1,000         $1,021.05              $4.29

--------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.84% for Class I, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.


                                                            EXCLUDING INTEREST EXPENSE
                  --------------------------------------------------------------------------------------------------------------
                                          ACTUAL                                              HYPOTHETICAL(2)
                  ------------------------------------------------------  ------------------------------------------------------
                    BEGINNING          ENDING                               BEGINNING          ENDING
                  ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID     ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID
                   JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)   JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------------
Class I.........      $1,000          $888.40               $3.01             $1,000         $1,022.12              $3.22

--------------------------------------------------------------------------------------------------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.63% for Class I, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------




                                     PAR
ASSET-BACKED SECURITIES            (000)      VALUE
------------------------------------------------------
ACE Securities Corp.(a):
  Series 2003-OP1 Class A2,
  0.831%, 12/25/33.........    USD   122  $     61,873
  Series 2005-ASP1 Class
  M1, 1.151%, 9/25/35......        2,000       489,600
Bear Stearns Asset Backed
  Securities Trust(a):
  Series 2005-4 Class A,
  0.801%, 1/25/36..........          420       382,359
  Series 2005-HE10 Class
  A2, 0.761%, 11/25/35.....        1,200     1,142,078
  Series 2005-SD1 Class
  1A2, 0.771%, 7/25/27.....        1,479     1,220,086
  Series 2006-HE8 Class
  1A1, 0.541%, 10/25/36....          771       725,385
Capital Auto Receivables
  Asset Trust
  Series 2004-2 Class D,
  5.82%, 5/15/12(b)........          900       881,474
Chase Issuance Trust
  Series 2008-A9 Class A9,
  4.26%, 5/15/13...........        1,300     1,215,725
Countrywide Asset Backed
  Certificates(a):
  Series 2003-2 Class M1,
  1.521%, 6/26/33..........          352        64,970
  Series 2003-BC3 Class A2,
  0.781%, 9/25/33..........          172       101,405
  Series 2004-13 Class AF4,
  4.583%, 1/25/33..........        1,750     1,454,188
  Series 2004-5 Class A,
  0.921%, 10/25/34.........          363       232,228
  Series 2007-1 Class 2A1,
  0.521%, 7/25/37..........        1,968     1,794,805
DaimlerChrysler Auto Trust
  Series 2006-D Class A3,
  4.98%, 2/08/11...........        2,088     2,060,128
First Franklin Mortgage
  Loan Asset Backed
  Certificates
  Series 2005-FF10 Class
  A6, 0.821%, 11/25/35(a)..        1,932     1,043,913
Honda Auto Receivables
  Owner Trust
  Series 2006-3 Class A3,
  5.12%, 10/15/10..........        1,720     1,707,335
IXIS Real Estate Capital
  Trust
  Series 2007-HE1 Class A1,
  0.531%, 5/25/37(a).......        1,522     1,361,590
Irwin Home Equity Corp.
  Series 2005-C Class 1A1,
  0.731%, 4/25/30(a).......          360       328,603
JPMorgan Mortgage
  Acquisition Corp.
  Series 2006-HE3 Class A2,
  1.465%, 11/25/36(a)......          628       580,286
Lehman XS Trust
  Series 2005-5N Class 3A2,
  0.831%, 11/25/35(a)......          999       282,979
Morgan Stanley ABS Capital
  I(a):
  Series 2005-HE1 Class
  A2MZ, 0.771%, 12/25/34...          155       105,280
  Series 2007-NC1 Class
  A2A, 0.521%, 11/25/36....          973       914,704
New Century Home Equity
  Loan Trust
  Series 2005-2 Class A2MZ,
  0.731%, 6/25/35(a).......          487       382,788
Option One Mortgage Loan
  Trust
  Series 2003-4 Class A2,
  0.791%, 7/25/33(a).......          541       378,823
Park Place Securities, Inc.
  Series 2005-WCH1(a):
  Class A1B, 0.771%,
  1/25/35..................    USD   150  $    143,164
  Class A3D, 0.811%,
  1/25/35..................          131       122,605
RAAC Series 2005-SP2 Class
  2A, 0.771%, 6/25/44(a)...        2,078     1,203,284
Residential Asset Mortgage
  Products, Inc.
  Series 2005-RS3 Class
  AI2, 0.641%, 3/25/35(a)..          261       249,778
Residential Asset
  Securities Corp.
  Series 2003-KS5 Class
  AIIB, 1.051%,
  7/25/33(a)...............          215       126,565
SLM Student Loan Trust(a):
  Series 2002-1 Class A2,
  3.645%, 4/25/17..........        1,498     1,382,949
  Series 2008-5 Class A2,
  4.635%, 10/25/16.........        2,770     2,633,899
  Series 2008-5 Class A3,
  4.835%, 1/25/18..........          700       609,548
  Series 2008-5 Class A4,
  5.235%, 7/25/23..........        1,890     1,633,911
Structured Asset Securities
  Corp.
  Series 2004-23XS Class
  2A1, 0.771%, 1/25/35(a)..          643       295,417
USAA Auto Owner Trust:
  Series 2005-3 Class A4,
  4.63%, 5/15/12...........        2,469     2,426,393
  Series 2006-4 Class A3,
  5.01%, 6/15/11...........        1,939     1,925,656
  Series 2006-4 Class A4,
  4.98%, 10/15/12..........        2,825     2,716,856

------------------------------------------------------
------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES--15.8%        34,382,630
------------------------------------------------------
------------------------------------------------------

------------------------------------------------------



CORPORATE BONDS
------------------------------------------------------
AEROSPACE & DEFENSE--0.0%
L-3 Communications Corp.,
  5.875%, 1/15/15..........           70        63,000
------------------------------------------------------


AIR FREIGHT & LOGISTICS--0.0%
United Parcel Service,
  Inc.,
  6.20%, 1/15/38...........           40        44,098
------------------------------------------------------


AIRLINES--0.4%
American Airlines, Inc.
  Series 2003-1, 3.857%,
  1/09/12..................          404       354,809
Continental Airlines, Inc.
  Series 2002-1, 6.563%,
  8/15/13..................          600       478,500
                                          ------------
                                               833,309
------------------------------------------------------


CAPITAL MARKETS--2.2%
The Bear Stearns Cos.,
  Inc.,
  4.903%, 7/19/10(a).......          505       488,714
Goldman Sachs Capital II,
  5.793%(a)(c).............          585       224,887
The Goldman Sachs Group,
  Inc., 5.25%, 10/15/13....        1,105     1,015,110
Lehman Brothers Holdings,
  Inc.(d)(e):
  5.625%, 1/24/13..........        1,065       101,175
  6.75%, 12/28/17..........        1,025           102
  Series MTN, 7%, 9/27/27..          555        52,725


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


                                     PAR
CORPORATE BONDS                    (000)      VALUE
------------------------------------------------------
CAPITAL MARKETS (CONCLUDED)
Morgan Stanley:
  4.57%, 1/09/12(a)........    USD   400  $    315,605
  6.25%, 8/28/17...........          115        97,967
  Series F, 5.55%,
  4/27/17..................          905       747,335
UBS AG:
  5.75%, 4/25/18...........          900       816,835
  Series DPNT, 5.875%,
  12/20/17.................          985       904,865
                                          ------------
                                             4,765,320
------------------------------------------------------


COMMERCIAL BANKS--0.7%
Corporacion Andina de
  Fomento,
  6.875%, 3/15/12..........          810       783,609
Wachovia Bank NA,
  6.60%, 1/15/38...........          650       705,190
                                          ------------
                                             1,488,799
------------------------------------------------------


COMPUTERS & PERIPHERALS--0.4%
International Business
  Machines Corp.,
  5.70%, 9/14/17...........          785       839,255
------------------------------------------------------


CONSUMER FINANCE--1.0%
FIA Card Services NA,
  4.625%, 8/03/09..........          665       664,947
SLM Corp.:
  3%, 1/26/09(a)...........          385       384,945
  5.40%, 10/25/11..........          625       472,771
  Series A, 4%, 1/15/09....          540       537,534
                                          ------------
                                             2,060,197
------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--2.1%
Bank of America Corp.:
  4.875%, 9/15/12..........          780       769,681
  6%, 9/01/17(f)...........          395       401,171
  5.75%, 12/01/17..........          240       239,626
General Electric Capital
  Corp.:
  6.15%, 8/07/37...........        1,115     1,117,917
  6.375%, 11/15/67(a)......          875       549,998
JPMorgan Chase Bank NA,
  6%, 7/05/17..............        1,550     1,563,327
                                          ------------
                                             4,641,720
------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
AT&T, Inc.,
  6.50%, 9/01/37...........        1,350     1,453,936
Qwest Communications
  International, Inc.:
  7.50%, 2/15/14...........          200       143,000
  Series B, 7.50%,
  2/15/14..................           80        57,200
Verizon Communications,
  Inc.,
  8.75%, 11/01/18..........        1,450     1,701,172
                                          ------------
                                             3,355,308
------------------------------------------------------


ELECTRIC UTILITIES--0.7%
Florida Power & Light Co.,
  5.95%, 2/01/38...........          375       417,694
Florida Power Corp.,
  6.40%, 6/15/38...........          225       251,266
Nevada Power Co.,
  6.65%, 4/01/36...........          575       513,242
Southern California Edison
  Co.
  Series 08-A, 5.95%,
  2/01/38..................          225       250,616
                                          ------------
                                             1,432,818
------------------------------------------------------


FOOD PRODUCTS--0.5%
Kraft Foods, Inc.,
  6.50%, 8/11/17...........        1,185     1,191,093
------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.1%
Harrah's Operating Co.,
  Inc.(b):
  10.75%, 2/01/18(g).......    USD   559        64,285
  10%, 12/15/18............          137        50,005
                                          ------------
                                               114,290
------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.2%
Texas Competitive Electric
  Holdings Co. LLC Series
  B, 10.25%, 11/01/15(b)...          690       489,900
------------------------------------------------------


INSURANCE--0.8%
Hartford Life Global
  Funding Trusts,
  2.176%, 6/16/14(a).......        1,275       870,454
Metropolitan Life Global
  Funding I,
  5.125%, 4/10/13(b).......          875       815,289
                                          ------------
                                             1,685,743
------------------------------------------------------


MEDIA--2.6%
CSC Holdings, Inc. Series
  B,
  8.125%, 7/15/09..........           90        89,550
Comcast Corp.:
  6.50%, 1/15/17...........          355       350,638
  6.45%, 3/15/37...........          800       796,094
  6.95%, 8/15/37...........          230       242,202
News America Holdings,
  9.25%, 2/01/13...........          330       355,324
News America, Inc.:
  6.40%, 12/15/35..........          390       360,461
  6.75%, 1/09/38...........          555       549,017
Rainbow National Services
  LLC,
  10.375%, 9/01/14(b)......          490       436,100
Time Warner Cable, Inc.,
  5.85%, 5/01/17...........          850       776,520
Time Warner Cos., Inc.,
  9.125%, 1/15/13..........        1,790     1,773,901
                                          ------------
                                             5,729,807
------------------------------------------------------


METALS & MINING--0.4%
Freeport-McMoRan Copper &
  Gold, Inc.:
  7.084%, 4/01/15(a).......          205       135,300
  8.25%, 4/01/15...........          315       267,750
  8.375%, 4/01/17..........          600       492,000
                                          ------------
                                               895,050
------------------------------------------------------


MULTILINE RETAIL--1.0%
Target Corp.,
  6%, 1/15/18..............        2,175     2,105,887
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--1.4%
Anadarko Petroleum Corp.:
  5.95%, 9/15/16...........          675       596,234
  6.45%, 9/15/36...........          290       228,762
Devon Financing Corp. ULC,
  7.875%, 9/30/31..........          250       275,276
Gazprom OAO,
  7.288%, 8/16/37(b).......          680       401,200
MidAmerican Energy Holdings
  Co.,
  5.95%, 5/15/37...........          800       725,402
Petrobras International
  Finance Co.,
  5.875%, 3/01/18..........          295       265,205
Sabine Pass LNG LP,
  7.50%, 11/30/16..........          530       381,600
Tennessee Gas Pipeline Co.,
  7%, 10/15/28.............          135       103,293
                                          ------------
                                             2,976,972
------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


                                     PAR
CORPORATE BONDS                    (000)      VALUE
------------------------------------------------------

PHARMACEUTICALS--0.3%
GlaxoSmithKline Capital,
  Inc.,
  4.85%, 5/15/13...........    USD   650  $    651,987
------------------------------------------------------


SOFTWARE--0.2%
Oracle Corp.,
  5.75%, 4/15/18...........          470       491,605
------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.2%
Verizon Wireless Capital
  LLC,
  8.50%, 11/15/18(b).......          400       468,671
------------------------------------------------------
------------------------------------------------------

TOTAL CORPORATE BONDS--16.7%                36,324,829
------------------------------------------------------
------------------------------------------------------

------------------------------------------------------



FOREIGN GOVERNMENT
OBLIGATIONS
------------------------------------------------------
Bundesrepublik Deutschland:
  Series 05, 4%, 1/04/37...    EUR   750     1,117,014
  Series 07, 4.25%,
  7/04/39..................          550       868,287
Mexican Bonos:
  Series M 10, 7.25%,
  12/15/16.................    MXN 7,500       518,991
  Series M 20, 10%,
  12/05/24.................       25,290     2,097,745
Mexico Government
  International Bond,
  6.375%, 1/16/13..........    USD   596       625,800
------------------------------------------------------
------------------------------------------------------

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS--2.4%                            5,227,837
------------------------------------------------------
------------------------------------------------------

------------------------------------------------------


U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
------------------------------------------------------
Fannie Mae Guaranteed Pass
  Through Certificates:
  4.00%, 12/01/13-
  2/12/33(h)...............        6,900     6,924,842
  4.50%, 1/15/24-
  2/15/39(h)...............        3,700     3,734,811
  4.86%, 8/01/38(a)........        1,759     1,778,789
  5.00%, 1/15/24-
  1/15/39(h)...............        5,400     5,518,377
  5.50%, 1/15/24-
  1/15/39(h)(i)............       41,974    43,064,286
  6.00%, 2/01/17-
  1/15/39(h)...............        5,971     6,155,241
  6.50%, 1/15/39(h)........       11,000    11,422,818
Freddie Mac Mortgage
  Participation
  Certificates:
  4.50%, 10/01/34-
  1/15/39(h)(i)............        1,530     1,554,305
  5.00%, 1/15/39(h)........        6,500     6,642,188
  5.068%, 4/01/38(a).......        1,529     1,554,269
  5.234%, 7/01/38(a).......        1,512     1,541,082
  5.304%, 8/01/38(a).......        1,379     1,403,348
  5.341%, 7/01/38(a).......        1,293     1,316,321
  5.50%, 10/01/34-
  1/15/39(h)(i)............       10,633    10,882,994
  6.00%, 1/15/39(h)........        4,000     4,120,000
  7.00%, 10/01/31-9/01/32..          525       551,522
  7.50%, 5/01/32...........          140       149,034
Ginnie Mae MBS
  Certificates:
  5.00%, 2/21/39(h)........        2,000     2,038,750
  5.50%, 1/15/39-
  2/15/39(h)...............        4,700     4,822,719
  6.00%, 2/21/37-
  2/15/39(h)...............        6,800     6,988,126
  6.50%, 6/15/34-
  2/15/39(h)...............        8,900     9,245,726
  7.00%, 12/15/30-
  11/15/33(f)(i)...........        1,485     1,565,318
------------------------------------------------------
------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES--61.1%                   132,974,866
------------------------------------------------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES--COLLATERALIZED           PAR
MORTGAGE OBLIGATIONS               (000)      VALUE
------------------------------------------------------
Fannie Mae Trust:
  Series 360 Class 2, 5%,
  8/01/35(j)...............    USD 2,827  $    322,834
  Series 378 Class 4, 5%,
  7/01/36(j)...............        4,167       399,303
  Series 387 Class 5, 5%,
  3/25/38(j)...............          561        80,868
  Series 2005-47 Class PA,
  5.50%, 9/25/24...........          418       420,924
  Series 2005-69 Class LE,
  5.50%, 11/25/33..........        3,819     3,952,614
  Series 2007-108 Class AN,
  8.897%, 11/25/37(a)......        1,274     1,385,445
Freddie Mac Multiclass
  Certificates:
  Series 2684 Class SP,
  4.986%, 1/15/33(j).......          340        58,916
  Series 3068 Class VA,
  5.50%, 10/15/16..........        1,170     1,216,726
  Series 3087 Class VA,
  5.50%, 3/15/15...........        3,219     3,331,774
  Series 3137 Class XP, 6%,
  4/15/36..................        1,914     1,978,862
  Series 3208 Class PS,
  4.586%, 8/15/36(j).......        1,594       196,726
  Series 3316 Class SB,
  4.729%, 8/15/35(j).......          293        37,207
------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES--COLLATERALIZED
MORTGAGE OBLIGATIONS--6.1%                  13,382,199
------------------------------------------------------

------------------------------------------------------


NON-U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--16.4%
Bear Stearns Adjustable
  Rate Mortgage Trust(a):
  Series 2005-4 Class 3A1,
  5.371%, 8/25/35..........       10,249     6,879,047
  Series 2006-2 Class 2A1,
  5.65%, 7/25/36...........        1,451       764,159
Citimortgage Alternative
  Loan Trust
  Series 2007-A8 Class A1,
  6%, 10/25/37.............        2,408     1,154,098
Countrywide Alternative
  Loan Trust(a):
  Series 2006-01A0 Class
  1A1, 3.216%, 8/25/46.....          340       145,720
  Series 2006-OC10 Class
  2A1, 0.561%, 11/25/36....          926       806,533
Countrywide Home Loan
  Mortgage Pass-Through
  Trust:
  Series 2006-0A5 Class
  2A1, 0.671%, 4/25/46(a)..          406       158,811
  Series 2006-0A5 Class
  3A1, 0.671%, 4/25/46(a)..          764       311,488
  Series 2007-16 Class A1,
  6.50%, 10/25/37..........        1,376       933,844
  Series 2007-J3 Class A10,
  6%, 7/25/37..............        1,679       818,148
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-8 Class 3A1,
  6%, 10/25/21.............          498       292,792
First Horizon Asset
  Securities, Inc.
  Series 2005-AR3 Class
  3A1, 5.501%, 8/25/35(a)..          556       418,218
GSR Mortgage Loan Trust
  Series 2005-AR4 Class
  6A1, 5.25%, 7/25/35(a)...        6,322     4,203,808
Harborview Mortgage Loan
  Trust
  Series 2006-9 Class 2A1A,
  0.791%, 11/19/36(a)......          672       289,226


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


NON-U.S. GOVERNMENT AGENCY           PAR
MORTGAGE-BACKED SECURITIES         (000)      VALUE
------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONCLUDED)
Impac Secured Assets CMN
  Owner Trust(a):
  Series 2004-3 Class 1A4,
  0.871%, 11/25/34.........    USD   419  $    207,945
  Series 2004-3 Class M1,
  1.071%, 11/25/34.........        2,200       353,442
JPMorgan Mortgage Trust:
  Series 2006-S2 Class 2A2,
  5.875%, 7/25/36..........          212       156,265
  Series 2007-S1 Class 1A2,
  5.52%, 3/25/22...........          223       151,499
Residential Accredit Loans,
  Inc.
  Series 2006-Q02 Class A1,
  0.691%, 2/25/46(a).......          624       252,661
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2007-3 Class 2A1,
  5.733%, 4/25/37(a).......        2,763     1,504,120
Structured Asset Securities
  Corp.(a):
  Series 2005-GEL2 Class A,
  0.751%, 4/25/35..........          270       226,519
  Series 2005-OPT1 Class
  A4M, 0.821%, 11/25/35....          785       522,864
WaMu Mortgage Pass-Through
  Certificates Class
  1A1(a):
  Series 2006-AR18, 5.339%,
  1/25/37..................        2,189     1,233,382
  Series 2007-HY3, 5.647%,
  3/25/37..................        7,077     3,544,733
  Series 2007-0A4, 3.026%,
  5/25/47..................          445       191,118
  Series 2007-0A5, 3.006%,
  6/25/47..................          783       356,537
Wells Fargo Mortgage Backed
  Securities Trust(a):
  Series 2005-AR15 Class
  2A1, 5.118%, 9/25/35.....        3,810     2,803,653
  Series 2006-AR2 Class
  2A5, 5.093%, 3/25/36.....        2,364     1,464,993
  Series 2006-AR3 Class A4,
  5.703%, 3/25/36..........        2,991     1,945,929
  Series 2006-AR4 Class
  2A4, 5.776%, 4/25/36.....          400       228,869
  Series 2006-AR12 Class
  2A1, 6.099%, 9/25/36.....          700       448,710
  Series 2006-AR15 Class
  A1, 5.665%, 10/25/36.....        3,470     2,303,032
  Series 2006-AR17 Class
  A1, 5.329%, 10/25/36.....        1,107       681,858
                                          ------------
                                            35,754,021
------------------------------------------------------


COMMERCIAL MORTGAGE-BACKED SECURITIES--23.7%
Bank of America Commercial
  Mortgage, Inc.(a):
  Series 2003-2 Class A3,
  4.873%, 3/11/41..........        2,800     2,560,352
  Series 2007-2 Class A4,
  5.688%, 4/10/49..........        2,400     1,823,376
Bear Stearns Commercial
  Mortgage Securities:
  Series 1998-C1 Class A2,
  6.44%, 6/16/30...........           90        89,962
  Series 2005-PWR8 Class
  A4, 4.674%, 6/11/41......        2,800     2,365,542
  Series 2007-PW18 Class
  A4, 5.70%, 10/11/17......          450       333,815
  Series 2007-T26 Class A4,
  5.471%, 1/12/45(a).......        1,460     1,125,800
CS First Boston Mortgage
  Securities Corp.
  Series 2002-CP5 Class A1,
  4.106%, 12/15/35.........    USD 1,063       986,922
Chase Commercial Mortgage
  Securities Corp.
  Series 1999-2 Class A2,
  7.198%, 1/15/32..........        2,324     2,316,313
Citigroup Commercial
  Mortgage Trust:
  Series 2006-C5 Class A4,
  5.431%, 10/15/49.........          355       278,262
  Series 2007-C6 Class AM,
  5.70%, 12/10/49(a).......          975       446,573
  Series 2008-C7 Class A4,
  6.096%, 12/10/49(a)......          970       748,909
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2007-CD5 Class A4,
  5.886%, 11/15/44(a)......          875       659,830
Commercial Mortgage Pass-
  Through Certificates
  Series 2004-LB3A Class
  A3, 5.09%, 7/10/37(a)....          815       760,149
First Union National Bank
  Commercial Mortgage:
  Series 1999-C4 Class E,
  7.939%, 12/15/31(a)(b)...        2,770     2,616,525
  Series 2001-C2 Class B,
  6.819%, 1/12/43..........        3,275     3,217,268
GS Mortgage Securities
  Corp. II
  Series 2006-GG6 Class A2,
  5.506%, 4/10/38(a).......        2,850     2,493,371
Greenwich Capital
  Commercial Funding Corp.:
  Series 2004-GG1 Class A4,
  4.755%, 6/10/36..........        4,180     4,057,324
  Series 2004-GG1 Class A5,
  4.883%, 6/10/36..........        2,720     2,552,023
  Series 2005-GG5 Class AJ,
  5.301%, 4/10/37(a).......          785       350,467
JPMorgan Chase Commercial
  Mortgage Securities
  Corp.:
  Series 2001-CIB2 Class
  A3, 6.429%, 4/15/35......        2,735     2,659,906
  Series 2006-CB17 Class
  A4, 5.429%, 12/12/43.....          350       265,655
  Series 2007-LD1 Class A2,
  5.804%, 6/15/49(a).......          950       726,204
  Series 2007-LD12 Class
  A2, 5.827%, 2/15/51......          770       600,354
LB-UBS Commercial Mortgage
  Trust:
  Series 2000-C3 Class A2,
  7.95%, 5/15/25(a)........        2,547     2,557,696
  Series 2005-C3 Class A5,
  4.739%, 7/15/30..........        2,950     2,384,137
  Series 2006-C1 Class A4,
  5.156%, 2/15/31..........        1,915     1,520,326
  Series 2007-C2 Class A3,
  5.43%, 2/15/40...........        1,750     1,257,733

Morgan Stanley Capital I:
  Series 2006-IQ12 Class
  A4, 5.332%, 12/15/43.....        1,080       812,487
  Series 2007-HQ12 Class
  A2, 5.632%, 4/12/49(a)...          345       259,563
Morgan Stanley Dean Witter
  Capital I Series 2000-
  LIFE Class A2, 7.57%,
  11/15/36(a)..............        2,094     2,091,211


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


NON-U.S. GOVERNMENT AGENCY           PAR
MORTGAGE-BACKED SECURITIES         (000)      VALUE
------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CONCLUDED)
Salomon Brothers Mortgage
  Securities VII, Inc.
  Series 2000-C1 Class A2,
  7.52%, 12/18/09(a).......    USD 2,150  $  2,145,727
Wachovia Bank Commercial
  Mortgage Trust(a):
  Series 2005-C20 Class
  A6A, 5.11%, 7/15/42......        2,480     2,096,459
  Series 2005-C21 Class A3,
  5.209%, 10/15/44.........          775       719,545
  Series 2006-C26 Class A3,
  6.011%, 6/15/45..........        1,970     1,608,344
  Series 2006-C28 Class AJ,
  5.632%, 10/15/48.........          195        57,265
  Series 2006-C29 Class AJ,
  5.368%, 11/15/48.........          195        54,780
                                          ------------
                                            51,600,175
------------------------------------------------------
------------------------------------------------------

TOTAL NON-U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES--40.1%           87,354,196
------------------------------------------------------

------------------------------------------------------



U.S. GOVERNMENT & AGENCY
OBLIGATIONS
------------------------------------------------------
Federal Home Loan Bank of
  Chicago,
  5.625%, 6/13/16..........        1,285     1,349,298
Federal Home Loan Banks,
  5.375%, 5/15/19..........        2,940     3,308,088
Freddie Mac,
  5.75%, 6/27/16(f)........        1,345     1,443,107
U.S. Treasury Inflation
  Indexed Bonds:
  1.625%, 1/15/15..........        4,538     4,208,621
  2.375%, 1/15/25..........        1,207     1,186,054
  1.75%, 1/15/28...........        1,670     1,543,019
U.S. Treasury Notes:
  3.75%, 11/15/18..........        2,316     2,621,781
  4.375%, 2/15/38..........          580       776,838
  4.50%, 5/15/38...........           75       102,363
------------------------------------------------------

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS--7.6%                           16,539,169
------------------------------------------------------

------------------------------------------------------



CAPITAL TRUSTS
------------------------------------------------------
CAPITAL MARKETS--0.0%
Lehman Brothers Holdings
  Capital Trust VII,
  5.857%(a)(c)(d)(e).......          185            19
------------------------------------------------------


COMMERCIAL BANKS--1.2%
BAC Capital Trust VI,
  5.625%, 3/08/35(f).......          665       558,657
Barclays Bank Plc,
  8.55%(a)(b)(c)...........        1,250       613,645
Royal Bank of Scotland
  Group Plc
  Series MTN, 7.64%(a)(c)..        1,100       438,112
Wachovia Corp.
  Series K, 7.98%(a)(c)....        1,170       997,308
                                          ------------
                                             2,607,722
------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--1.0%
Bank of America Corp.
  Series M, 8.125%(a)(c)...          450       336,600
Citigroup Capital XXI,
  8.30%, 12/21/77(a).......          230       177,384
JPMorgan Chase & Co.,
  7.90%(a)(c)..............    USD 1,575     1,310,132
JPMorgan Chase Capital XXV,
  6.80%, 10/01/37..........          395       363,947
                                          ------------
                                             2,188,063
------------------------------------------------------


INSURANCE--1.3%
American International
  Group, Inc.,
  8.175%, 5/15/58(a)(b)....        1,120       435,708
Chubb Corp.,
  6.375%, 3/29/67(a).......          675       418,630
Lincoln National Corp.,
  7%, 5/17/66(a)...........          470       197,400
MetLife, Inc.,
  6.40%, 12/15/66..........          895       537,001
Progressive Corp.,
  6.70%, 6/15/37(a)........          650       319,529
Reinsurance Group of
  America,
  6.75%, 12/15/65(a).......          345       130,402
The Travelers Cos., Inc.,
  6.25%, 3/15/67(a)........          830       543,681
ZFS Finance (USA) Trust V,
  6.50%, 5/09/67(a)(b).....          530       217,300
                                          ------------
                                             2,799,651
------------------------------------------------------
------------------------------------------------------

TOTAL CAPITAL TRUSTS--3.5%                   7,595,455
------------------------------------------------------
------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$381,608,175)--153.3%               333,781,181
------------------------------------------------------

------------------------------------------------------


                                    CON-
OPTIONS PURCHASED              TRACTS(K)
------------------------------------------------------
OVER-THE-COUNTER CALL SWAPTIONS
Receive a fixed rate of
  4.12% and pay a floating
  rate based on 3-month
  LIBOR, expiring September
  2009, Broker Deutsche
  Bank AG..................            7       899,756
Receive a fixed rate of
  5.705% and pay a floating
  rate based on 3-month
  LIBOR, expiring May 2012,
  Broker Deutsche Bank AG..           10     2,195,270
Receive a fixed rate of
  5.36% and pay a floating
  rate based on 3-month
  LIBOR, expiring June
  2013, Broker UBS AG......            5       502,045
                                          ------------
                                             3,597,071
------------------------------------------------------


OVER-THE-COUNTER PUT SWAPTIONS
Pay a fixed rate of 4.12%
  and receive a floating
  rate based 3-month LIBOR,
  expiring September 2009,
  Broker Deutsche Bank AG..            7        69,122
Pay a fixed rate of 6.50%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring September
  2009, Broker Deutsche
  Bank AG..................            3         4,586
Pay a fixed rate of 6.50%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring September
  2009, Broker The Goldman
  Sachs Group, Inc.........            9        15,557
Pay a fixed rate of 6.50%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring October
  2009, Broker Deutsche
  Bank AG..................            5         8,253
Pay a fixed rate of 6.50%
  and receive a floating
  rate based on the 3-month
  LIBOR, expiring November
  2009, Broker UBS AG......            3         5,026


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------



                                    CON-
OPTIONS PURCHASED              TRACTS(K)      VALUE
------------------------------------------------------
OVER-THE-COUNTER PUT SWAPTIONS (CONCLUDED)
Pay a fixed rate of 5.78%
  and receive a floating
  rate based 3-month LIBOR,
  expiring August 2010,
  Broker Deutsche Bank AG..           13  $     63,700
Pay a fixed rate of 5.705%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring May 2012,
  Broker Deutsche Bank AG..           10       126,340
Pay a fixed rate of 5.36%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring June
  2013, Broker UBS AG......            5        44,467
                                          ------------
                                               337,051
------------------------------------------------------

TOTAL OPTIONS PURCHASED
(COST--$2,209,748)--1.8%                     3,934,122
------------------------------------------------------

TOTAL INVESTMENTS BEFORE TBA SALE
COMMITMENTS AND OPTIONS WRITTEN
(COST--$383,817,923*)--155.1%              337,715,303
------------------------------------------------------

------------------------------------------------------


                                     PAR
TBA SALE COMMITMENTS               (000)
------------------------------------------------------
Fannie Mae Guaranteed Pass
  Through Certificates:
  5.50%, 1/15/24-1/15/39...    USD(8,800)   (9,020,000)
  6%, 2/01/17-1/15/39......       (5,000)   (5,146,875)
Ginnie Mae MBS
  Certificates:
  5.50%, 1/15/39-2/15/39...       (2,400)   (2,468,256)
  6.50%, 6/15/34-2/15/39...       (8,900)   (9,248,531)
------------------------------------------------------

TOTAL TBA SALE COMMITMENTS
(PROCEEDS--$25,274,844)--(11.9)%           (25,883,662)
------------------------------------------------------

------------------------------------------------------


                                    CON-
OPTIONS WRITTEN                TRACTS(K)
------------------------------------------------------
OVER-THE-COUNTER CALL SWAPTIONS
Pay a fixed rated of 4.10%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring May 2009,
  Broker JPMorgan Chase
  Bank N.A.................           12    (1,607,208)
Pay a fixed rate of 4.875%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring May 2010,
  Broker Deutsche Bank AG..            5      (982,152)
Pay a fixed rated of 2.495%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring December
  2010, Broker JPMorgan
  Chase Bank N.A...........            6      (208,780)
Pay a fixed rate of 5.40%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring December
  2010, Broker UBS AG......            5    (1,024,901)
Pay a fixed rate of 5.56%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring October
  2012, Broker UBS AG......           23    (5,240,505)
                                          ------------
                                            (9,063,546)
------------------------------------------------------


OVER-THE-COUNTER PUT SWAPTIONS
Receive a fixed rate of
  4.75% and pay a floating
  rate based on 3-month
  LIBOR, expiring May 2009,
  Broker JPMorgan Chase
  Bank N.A.................           12       (21,396)
Receive a fixed rate of
  4.875% and pay a floating
  rate based on 3-month
  LIBOR, expiring May 2010,
  Broker Deutsche Bank AG..            5       (47,228)
Receive a fixed rate of
  2.495% and pay a floating
  rate based on 3-month
  LIBOR, expiring December
  2010, Broker JPMorgan
  Chase Bank N.A...........            6      (427,460)
Receive a fixed rate of
  5.40% and pay a floating
  rate based on 3-month
  LIBOR, expiring December
  2010, Broker UBS AG......            5       (40,234)
Receive a fixed rate of
  5.56% and pay a floating
  rate based on 3-month
  LIBOR, expiring October
  2012, Broker UBS AG......           23      (154,323)
                                          ------------
                                              (690,641)
------------------------------------------------------

TOTAL OPTIONS WRITTEN
(PREMIUMS RECEIVED--$3,916,790)--(4.4)%     (9,754,187)
------------------------------------------------------

TOTAL INVESTMENTS, NET OF TBA SALE
COMMITMENTS AND OPTIONS
WRITTEN--138.8%.........................   302,077,454

LIABILITIES IN EXCESS OF OTHER
ASSETS--(38.8)%.........................   (84,377,033)
                                          ------------

NET ASSETS--100.0%......................  $217,700,421
                                          ============




--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $383,998,284
                                     ============
Gross unrealized appreciation....    $  6,799,968
Gross unrealized depreciation....     (53,082,949)
                                     ------------
Net unrealized depreciation......    $(46,282,981)
                                     ============



(a) Variable rate security. Rate shown is as of report date.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c) Security is perpetual in nature and has no stated maturity date.

(d) Non-income producing security.

(e) Issuer filed for bankruptcy and/or is in default of interest payments.

(f) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(i) All or a portion of security has been pledged as collateral in connection with swaps.

(j) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(k) One contract represents a notional amount of $1,000,000.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2008 (continued)

--------------------------------------------------------------------------------

  - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

  - Foreign currency exchange contracts as of December 31, 2008 were as follows:

------------------------------------------------------------------------
                                                            UNREALIZED
CURRENCY                 CURRENCY           SETTLEMENT     APPRECIATION
PURCHASED                  SOLD                DATE       (DEPRECIATION)
------------------------------------------------------------------------
USD 2,009,156        EUR   1,582,000        1/21/09          $(187,706)
USD   402,749        EUR     315,000        1/21/09            (34,679)
USD 2,815,216        MXN  36,446,000        1/21/09            203,436



TOTAL                                                        $ (18,949)
                                                             =========
------------------------------------------------------------------------


  - Financial futures contracts purchased as of December 31, 2008 were as follows:

---------------------------------------------------------------------------
                                      EXPIRATION      FACE      UNREALIZED
CONTRACTS       ISSUE       EXCHANGE     DATE        VALUE     APPRECIATION
---------------------------------------------------------------------------
   215       10-Year U.S.
            Treasury Bond    Chicago  March 2009  $26,529,001    $507,249
    44        Euro-Bund       LIFFE   March 2009  $ 7,518,418     117,056



TOTAL                                                            $624,305
                                                                 ========
---------------------------------------------------------------------------


  - Financial futures contracts sold as of December 31, 2008 were as follows:

---------------------------------------------------------------------------
                                      EXPIRATION      FACE      UNREALIZED
CONTRACTS       ISSUE       EXCHANGE     DATE        VALUE     DEPRECIATION
---------------------------------------------------------------------------
   158       2-Year U.S.
            Treasury Bond    Chicago  March 2009  $34,163,555   $  (290,320)
   328       5-Year U.S.
            Treasury Bond    Chicago  March 2009  $38,449,655      (600,283)
     9       30-Year U.S.
            Treasury Bond    Chicago  March 2009  $ 1,178,926       (63,496)
    50       Euro Dollar
               Futures       Chicago   June 2009  $12,132,990      (225,760)



TOTAL                                                           $(1,179,859)
                                                                ===========



  - Credit default swaps on single-name issues--buy protection outstanding as of December 31, 2008 were as follows:

-------------------------------------------------------------------------------------
                                                             NOTIONAL    UNREALIZED
                      PAY                                     AMOUNT    APPRECIATION
ISSUER            FIXED RATE    COUNTERPARTY    EXPIRATION    (000)    (DEPRECIATION)
-------------------------------------------------------------------------------------
Limited Brands,     1.065%         UBS AG        December   USD 1,355     $120,595
  Inc.                                             2010
RadioShack           1.16%         UBS AG        December   USD 1,355       22,757
  Corp.                                            2010
Sara Lee Corp.      0.604%     JPMorgan Chase      March    USD 1,225        2,454
                               Bank, National      2011
                                 Association
Computer             0.88%     Morgan Stanley      June     USD 1,185       (2,231)
  Sciences Corp.              Capital Services     2011
                                    Inc.
Eastman Chemical     0.68%     Morgan Stanley    September  USD 1,170       40,012
  Corp.                       Capital Services     2013
                                    Inc.

-------------------------------------------------------------------------------------

TOTAL                                                                     $183,587
                                                                          ========
-------------------------------------------------------------------------------------


  - Interest rate swaps outstanding as of December 31, 2008 were as follows:


---------------------------------------------------------
                                NOTIONAL     UNREALIZED
                                 AMOUNT     APPRECIATION
                                  (000)    (DEPRECIATION)
---------------------------------------------------------

Receive a fixed rate of
  3.401% and pay 3.875% on
  Treasury Inflation
  Protected Securities (TIPS)
  adjusted principal
  Broker, JPMorgan Chase
  Bank, National Association
  Expires January 2009.......  USD  4,062(1) $   (56,992)
Receive a fixed rate of
  5.2725% and pay a floating
  rate based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires October 2009.......  USD 14,000        436,234
Receive a fixed rate of
  4.867% and pay a floating
  rate based on 3-month LIBOR
  Broker, UBS AG
  Expires October 2012.......  USD  9,200        978,787
Receive a fixed rate of 4.88%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires October 2012.......  USD 17,000      1,822,910
Receive a fixed rate of
  4.667% and pay a floating
  rate based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires October 2012.......  USD  9,500        946,273
Receive a fixed rate of
  5.023% and pay a floating
  rate based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires October 2012.......  USD 12,400      1,391,219
Receive a fixed rate of
  4.265% and pay a floating
  rate based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires July 2013..........  USD  6,300        600,819
Receive a fixed rate of
  3.6475% and pay a floating
  rate based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires September 2013.....  USD 14,500        984,395
Pay a fixed rate of 5.071%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, UBS AG
  Expires March 2017.........  USD 10,000     (1,982,290)


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2008 (concluded)

--------------------------------------------------------------------------------

                                NOTIONAL     UNREALIZED
                                 AMOUNT     APPRECIATION
                                  (000)    (DEPRECIATION)
---------------------------------------------------------
Pay a fixed rate of 5.762%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires July 2017..........  USD 27,300    $(6,918,676)
Pay a fixed rate of 5.305%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires October 2017.......  USD 19,500     (4,341,673)
Pay a fixed rate of 5.2875%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires October 2017.......  USD  7,000     (1,548,529)
Pay a fixed rate of 4.585%
  and receive a floating rate
  based on 3-month LIBOR
  Broker, Credits Suisse
  International
  Expires January 2018.......  USD  8,100     (1,364,936)
Receive a fixed rate of
  4.885% and pay a floating
  rate based on 3-month LIBOR
  Broker, Goldman Sachs Bank
  USA
  Expires June 2018..........  USD  2,600        516,791
Receive a fixed rate of
  4.205% and pay a floating
  rate based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires September 2018.....  USD  9,600      1,370,537
Receive a fixed rate of 4.50%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires October 2018.......  USD  9,100      1,534,567
Receive a fixed rate of 4.46%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires October 2018.......  USD 17,500      2,905,091
Receive a fixed rate of
  4.28976% and pay a floating
  rate based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires October 2018.......  USD  2,100        317,882
Receive a fixed rate of
  4.11375% and pay a floating
  rate based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires October 2018.......  USD  4,000        541,777
Pay a fixed rate of 4.20% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, UBS AG
  Expires November 2018......  USD  6,400       (834,777)
Receive a fixed rate of 3.28%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires November 2018......  USD  7,000        436,718
Pay a fixed rate of 4.65% and
  receive a floating rate
  based on 3-month LIBOR
  Broker, UBS AG
  Expires November 2018......  USD  1,100       (201,378)
Receive a fixed rate of
  2.975% and pay a floating
  rate based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires December 2018......  USD  2,200         77,200
Receive a fixed rate of
  2.295% and pay a floating
  rate based on 3-month LIBOR
  Broker, Citibank, N.A.
  Expires December 2018......  USD  2,800        (67,807)
Receive a fixed rate of 2.21%
  and pay a floating rate
  based on 3-month LIBOR
  Broker, Goldman Sachs Bank
  USA
  Expires December 2018......  USD  2,900        (92,041)
Receive a fixed rate of
  2.941% and pay a floating
  rate based on 3-month LIBOR
  Broker, Deutsche Bank AG
  Expires December 2018......  USD  2,400         76,970
Receive a fixed rate of
  2.935% and pay a floating
  rate based on 3-month
  LIBOR.
  Broker, Deutsche Bank AG
  Expires December 2018......  USD  4,900        154,479
Receive a fixed rate of
  5.411% and pay a floating
  rate based on 3-month LIBOR
  Broker, JPMorgan Chase
  Bank, National Association
  Expires August 2022........  USD  4,530      1,376,085
---------------------------------------------------------

TOTAL                                        $  (940,365)
                                             ===========



(1) The Fund pays based on a notional amount of USD 3,144.

      - Currency Abbreviations:

EUR  Euro
MXN  Mexican Peso
USD  U.S. Dollar


  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

-------------------------------------------------------------------------------
VALUATION                     INVESTMENTS IN               OTHER FINANCIAL
INPUTS                          SECURITIES                  INSTRUMENTS*
-------------------------------------------------------------------------------
                          ASSETS       LIABILITIES      ASSETS      LIABILITIES
                       ------------   ------------   -----------   ------------
Level 1............              --             --   $   624,305   $ (1,179,859)
Level 2............    $333,781,181   $(25,883,662)   20,792,110    (27,387,902)
Level 3............              --             --            --             --

-------------------------------------------------------------------------------

TOTAL                  $333,781,181   $(25,883,662)  $21,416,415   $(28,567,761)
                       ============   ============   ===========   ============



* Other financial instruments are swaps, futures, foreign currency exchange contracts and options.




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$383,817,923).............    $337,715,303
Unrealized appreciation on swaps....................................      16,654,552
Unrealized appreciation on foreign currency exchange contracts......         203,436
Foreign currency at value (cost--$116,934)..........................         112,174
Cash................................................................       3,259,003
Investments sold receivable.........................................      41,269,051
TBA sale commitments receivable.....................................      25,274,844
Swaps receivable....................................................       2,284,483
Interest receivable.................................................       2,161,828
Capital shares sold receivable......................................       1,889,168
Principal paydowns receivable.......................................           2,732
Prepaid expenses....................................................           9,933
Other assets........................................................         322,621
                                                                        ------------
Total assets........................................................     431,159,128
                                                                        ------------

------------------------------------------------------------------------------------

LIABILITIES:
TBA sale commitments at value (proceeds--$25,274,844)...............      25,883,662
Unrealized depreciation on swaps....................................      17,411,330
Options written at value (premiums received--$3,916,790)............       9,754,187
Unrealized depreciation on foreign currency exchange contracts......         222,385
Swap premiums received..............................................          82,175
Investments purchased payable.......................................     156,082,096
Swaps payable.......................................................       2,443,632
Income dividends payable............................................       1,273,917
Margin variation payable............................................         146,898
Investment advisory fees payable....................................          91,383
Capital shares redeemed payable.....................................           3,533
Other affiliates payable............................................           1,959
Officer's and Directors' fees payable...............................              89
Other accrued expenses payable......................................          61,461
                                                                        ------------
Total liabilities...................................................     213,458,707
                                                                        ------------
------------------------------------------------------------------------------------

NET ASSETS..........................................................    $217,700,421
                                                                        ============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 600,000,000 shares authorized......    $  2,223,701
Paid-in capital in excess of par....................................     278,700,621
Undistributed net investment income.................................       1,053,726
Accumulated net realized loss.......................................     (10,390,058)
Net unrealized appreciation/depreciation............................     (53,887,569)
                                                                        ------------
NET ASSETS..........................................................    $217,700,421
                                                                        ============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $217,700,421 and 22,237,012 shares
  outstanding.......................................................    $       9.79
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest............................................................    $ 17,051,829
Dividends...........................................................         196,049
                                                                        ------------
Total income........................................................      17,247,878
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................       1,385,609
Accounting services.................................................         101,842
Printing............................................................          85,871
Custodian...........................................................          58,266
Professional........................................................          57,744
Officer and Directors...............................................          24,208
Transfer agent......................................................           5,003
Miscellaneous.......................................................          47,132
                                                                        ------------
Total expenses excluding interest expense...........................       1,765,675
Interest expense....................................................         417,278
                                                                        ------------
Total expenses......................................................       2,182,953
                                                                        ------------
Net investment income...............................................      15,064,925
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments.......................................................         298,505
  Futures and swaps.................................................      (1,844,618)
  Options written...................................................         109,638
  Foreign currency..................................................       1,376,623
  TBA sale commitments..............................................        (248,953)
                                                                        ------------
                                                                            (308,805)
                                                                        ------------
Net change in net unrealized appreciation/depreciation on:
  Investments.......................................................     (46,136,687)
  Futures and swaps.................................................       1,293,993
  Options written...................................................      (5,336,219)
  Foreign currency..................................................        (364,065)
  TBA sale commitments..............................................        (254,815)
                                                                        ------------
                                                                         (50,797,793)
                                                                        ------------
Total realized and unrealized loss..................................     (51,106,598)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $(36,041,673)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                             -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2008            2007
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.....................................   $  15,064,925    $ 18,722,415
Net realized gain (loss)..................................        (308,805)         34,660
Net change in unrealized appreciation/depreciation........     (50,797,793)     (4,604,587)
                                                             -------------    ------------
Net increase (decrease) in net assets resulting from
  operations..............................................     (36,041,673)     14,152,488
                                                             -------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.................................................     (15,239,681)    (18,699,621)
  Class II................................................              --             (53)
  Class III...............................................              --             (49)
                                                             -------------    ------------
Decrease in net assets resulting from dividends to
  shareholders............................................     (15,239,681)    (18,699,723)
                                                             -------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions............................................     (76,761,949)    (84,582,253)
                                                             -------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets..............................    (128,043,303)    (89,129,488)
Beginning of year.........................................     345,743,724     434,873,212
                                                             -------------    ------------
End of year...............................................   $ 217,700,421    $345,743,724
                                                             =============    ============
End of year undistributed (distributions in excess of) net
  investment income.......................................   $   1,053,726    $   (469,334)
                                                             =============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------

                                                                       CLASS I
                                                -----------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                   2008       2007       2006       2005       2004
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $   11.77   $  11.91   $  11.95   $  12.31   $  12.21
                                                ---------   --------   --------   --------   --------
Net investment income(1).....................        0.58       0.56       0.55       0.46       0.39
Net realized and unrealized gain (loss)......      (1.97)     (0.14)     (0.03)     (0.22)       0.15
                                                ---------   --------   --------   --------   --------
Net increase (decrease) from investment
  operations.................................      (1.39)       0.42       0.52       0.24       0.54
                                                ---------   --------   --------   --------   --------
Dividends from net investment income.........      (0.59)     (0.56)     (0.56)     (0.60)     (0.44)
                                                ---------   --------   --------   --------   --------
Net asset value, end of year.................   $    9.79   $  11.77   $  11.91   $  11.95   $  12.31
                                                =========   ========   ========   ========   ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.....................    (12.13)%      3.65%      4.39%      1.98%      4.51%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses excluding interest expense....       0.61%      0.57%      0.55%      0.53%      0.51%
                                                =========   ========   ========   ========   ========
Total expenses...............................       0.75%      0.57%      0.55%      0.53%      0.51%
                                                =========   ========   ========   ========   ========
Net investment income........................       5.20%      4.78%      4.70%      3.71%      3.17%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $ 217,700   $345,744   $434,871   $508,247   $613,572
                                                =========   ========   ========   ========   ========
Portfolio turnover...........................        787%(3)    326%       272%       235%       194%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------



(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.

(3) Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 548%.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Fund, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits uncertain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Total Return V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III Shares were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Company's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund's pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. TBA commitments are valued at the current market value of the underlying securities.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day's price will be used unless it is determined that the prior day's price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events

--------------------------------------------------------------------------------


affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

DERIVATIVE FINANCIAL INSTRUMENTS: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from, or pay, to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

- Forward currency contracts--A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into foreign currency contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

- Options--The Fund may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

  When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is "covered," meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction.

  In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or index. Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-

--------------------------------------------------------------------------------


  counter options. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction.

- Swaps--The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund is recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

  Credit default swaps--The Fund may enter into credit default swaps for investment purposes or to manage its credit risk. The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g. bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). The Fund may either buy or sell (write) credit default swaps. As a buyer, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the sweep less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty, the Fund may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

  Interest rate swaps-- The Fund may enter into interest rate swaps for investment purposes or to manage its interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

- Swaptions--Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments

--------------------------------------------------------------------------------


as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Fund invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

CAPITAL TRUSTS: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company's senior debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage passthrough securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only ("IOs"), principal only ("POs"), planned amortization classes ("PACs") and targeted amortization classes ("TACs"). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

DOLLAR, MORTGAGE AND TREASURY ROLLS: The Fund may sell mortgage-backed securities or US Treasury securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. Pools of mortgages collateralizing mortgage dollar roll securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund.

These techniques involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that

--------------------------------------------------------------------------------


would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Fund.

PREFERRED STOCK: The Fund may invest in preferred stocks. Preferred stock has a preference over common stocks in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

TBA COMMITMENTS: The Fund may enter into to-be-announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets.

SEGREGATION AND COLLATERALIZATION: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregates assets in connection with certain investments (e.g., dollar rolls, TBA's beyond normal settlement, options, swaps, written swaptions, written options, forward foreign currency contracts, or financial futures contracts) or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, reverse repurchase agreements, swaps and written options).

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortize all premiums and discounts on debt securities.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

--------------------------------------------------------------------------------

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remain open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's BlackRock High Income V.I. Fund at the following annual rates: 0.50% of the average daily net assets not exceeding $250 million; 0.45% of average daily net assets in excess of $250 million but not exceeding $500 million; 0.40% of average daily net assets in excess of $500 million but not exceeding $750 million; and 0.35% of average daily net assets in excess of $750 million. For the year ended December 31, 2008, the aggregate average daily net assets of the Fund and the Company's BlackRock High Income V.I. Fund was approximately $422,869,000.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Advisor, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $4,880 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, received $27 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2008.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, check writing, anti-money laundering services, and customer identification services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for

--------------------------------------------------------------------------------


compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments (including paydowns and TBA and mortgage dollar roll transactions and excluding short-term securities and US government securities) for the year ended December 31, 2008 were $2,895,099,185 and $3,086,092,654, respectively.

For the year ended December 31, 2008, purchases and sales of US government securities were $374,483,485 and $372,247,124, respectively.

For the year ended December 31, 2008, purchase and sales attributable to mortgage dollar rolls were $993,584,770 and $1,166,467,825, respectively.

Transactions in call options written for the year ended December 31, 2008 were as follows:

--------------------------------------------------------
                                               Premiums
                                Contracts*     Received
--------------------------------------------------------
Outstanding call options
  written, beginning of year..       49      $ 2,161,760

Options written...............       52        1,680,545

Options expired...............       (2)         (94,290)

Options exercised.............      (10)        (173,587)

Options closed................      (38)      (1,602,833)
                                    ---      -----------

Outstanding call options
  written, end of year........       51      $ 1,971,595
                                    ===      ===========

--------------------------------------------------------


* One contract includes a notional amount of $1,000,000.

Transactions in put options written for the year ended December 31, 2008 were as follows:

--------------------------------------------------------
                                               Premiums
                                Contracts*     Received
--------------------------------------------------------

Outstanding put options
  written, beginning of year..       49      $ 2,161,760

Options written...............       82        1,923,865

Options expired...............      (42)        (510,398)

Options closed................      (38)      (1,630,032)
                                    ---      -----------

Outstanding put options
  written, end of year........       51      $ 1,945,195
                                    ===      ===========

--------------------------------------------------------


* One contract includes a notional amount of $1,000,000.

4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  AVERAGE BORROWINGS:

For the year ended December 31, 2008, the Fund's average borrowings were approximately $18,779,000 and the daily weighted average interest rate was 2.22%.

6.  INCOME TAX INFORMATION:

RECLASSIFICATIONS: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to foreign currency transactions, amortization methods on fixed income securities, accounting for swap agreements and the expiration of capital loss carryforwards were reclassified to the following accounts:

-------------------------------------------------
Paid-in capital....................   $  (456,713)
Undistributed net investment
  income...........................   $ 1,697,816
Accumulated net realized loss......   $(1,241,103)

-------------------------------------------------


The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

-------------------------------------------------------
                               12/31/2008    12/31/2007
-------------------------------------------------------
Distributions paid from:

  Ordinary income...........  $15,239,681   $18,699,723
                              -----------   -----------

Total taxable
  distributions.............  $15,239,681   $18,699,723
                              ===========   ===========

-------------------------------------------------------


As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------
Undistributed net ordinary
  income.........................  $  1,341,806
Capital loss carryforward........   (10,784,328)
Net unrealized losses............   (53,781,379)*
                                   ------------
Total accumulated net losses.....  $(63,223,901)
                                   ============

-----------------------------------------------------


* The differences between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the accounting for swap agreements and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

-------------------------------------------------
EXPIRES DECEMBER 31,
-------------------------------------------------
2014...............................   $ 6,556,672
2015...............................       303,454
2016...............................     3,924,202
                                      -----------
TOTAL..............................   $10,784,328
                                      ===========

-------------------------------------------------


7.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

8.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:

-------------------------------------------------------
Class I Shares
Year Ended December 31, 2008    Shares        Amount
-------------------------------------------------------
Shares sold.................     356,652   $  3,682,287

Shares issued to
  shareholders in
  reinvestment of
  dividends.................   1,274,452     13,974,791
                              ----------   ------------

Total issued................   1,631,104     17,657,078

Shares redeemed.............  (8,765,427)   (94,419,027)
                              ----------   ------------

Net decrease................  (7,134,323)  $(76,761,949)
                              ==========   ============

-------------------------------------------------------



---------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                           Shares           Amount
---------------------------------------------------------
Shares sold...............    1,736,050     $  20,214,403

Shares issued to
  shareholders in
  reinvestment of
  dividends...............    1,713,850        20,232,236
                            -----------     -------------

Total issued..............    3,449,900        40,446,639

Shares redeemed...........  (10,597,227)     (125,026,768)
                            -----------     -------------

Net decrease..............   (7,147,327)    $ (84,580,129)
                            ===========     =============
---------------------------------------------------------



----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....      5      $    52

Shares redeemed.................    (95)      (1,114)
                                    ---      -------

Net decrease....................    (90)     $(1,062)
                                    ---      -------
----------------------------------------------------


* Liquidated on December 31, 2007.

----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....      4      $    48

Share redeemed..................    (94)      (1,110)
                                    ---      -------

Net decrease....................    (90)     $(1,062)
                                    ===      =======

----------------------------------------------------


* Liquidated on December 31, 2007.

9.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK TOTAL RETURN V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Total Return V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2009

--------------------------------------------------------------------------------

     BLACKROCK UTILITIES AND

     ---------------------
     TELECOMMUNICATIONS V.I. FUND


                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund outperformed the broad-market S&P 500 Index for the 12-month period, but underperformed the S&P Utilities Index. The Fund also underperformed its custom benchmark, comprised 70% S&P Utilities Index and 30% S&P Telecommunication Services Index, which returned (29.26)%.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Absolute returns were down substantially due to a global recession, multiple bank failures or near failures, and the resulting volatile and fearful market conditions. As a defensive industry, however, utilities and telecommunications overall managed to outperform the broader market, benefiting mainly from attractive dividend yields amidst a substantially lower interest rate environment.

  - During the annual period, our selection within electric utilities dramatically hurt relative performance as the larger, slower-growing, more defensive companies fared better within this segment. We were underweight in some of these stocks, such as The Southern Co., which ended the period over 2% higher, and were overweight in electric utility E.ON AG--both detracted for the 12 months.

  - In a continuation of this theme, performance comparisons were also hurt by underweights in Verizon Communications, Inc. and AT&T Inc. The custom benchmark has outsized positions in Verizon and AT&T (diversified telecom companies) and, while we are constructive on these companies and own the stocks, we are underweight on a relative basis. In a defensive market, large-cap, dividend-paying defensive names held up relatively well and, as such, AT&T and Verizon outperformed.

  - On the positive side, we became increasingly defensive throughout the year, building up cash positions and reducing our allocation to non-US companies. Additionally, we avoided lower-quality names that we felt might have been credit market risks. Collectively, these positioning decisions generated positive relative returns.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - In general, we favored US companies throughout the year, as opposed to some of the more volatile international companies in the industry. As the economy continued to deteriorate, we became increasingly defensive and placed an even greater emphasis on US companies in the Fund. Notably, we recently added Qwest Communications International Inc. to the portfolio on extreme price weakness. This purchase has already generated strong performance on both a relative and absolute basis.

  - In additional defensive moves, we raised larger than typical cash positions and reduced our allocation to independent power producers, as these were hurt significantly by Constellation Energy Group, Inc.'s troubles accessing capital markets in the third quarter of 2008. Other Fund holdings that were reduced or eliminated over the period included Iberdrola SA, E.ON AG, and Telecom Italia SpA.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - At period-end, we remain underweight in diversified telecom, as noted above. Within utilities, we are overweight in water utilities and gas utilities, and have a sizable position in electric utilities. Overall, we remain defensive, but also realize that valuations are selectively attractive. We are ready to opportunistically put cash to work, as stocks, such as Qwest Communications, with favorable fundamentals are unfairly punished due to market conditions.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                              BLACKROCK UTILITY
                           AND TELECOMMUNICATIONS
                             V.I. FUND(2)-CLASS       S&P 500    S&P UTILITIES
                                 I SHARES(1)         INDEX(3)       INDEX(4)
                           ----------------------    --------    -------------
12/98                               10000              10000         10000
12/99                               11263              12104          9082
12/00                               10958              11002         14275
12/01                                9422               9694          9930
12/02                                7654               7552          6952
12/03                                9199               9718          8777
12/04                               11565              10776         10908
12/05                               13199              11305         12745
12/06                               16530              13091         15420
12/07                               20891              13810         18408
12/08                               13820               8700         13074




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.

(2) The Fund invests at least 80% of its net assets in a diversified portfolio of equity and debt securities issued by utility companies.

(3) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange ("NYSE") issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

(4) This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------


                                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                         STANDARDIZED         6-MONTH         ---------------------------------
                                         30-DAY YIELD      TOTAL RETURNS      1-YEAR      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------
Class I Shares(1)                            3.10%             (31.38)%       (33.85)%      8.48%         3.29%

---------------------------------------------------------------------------------------------------------------

S&P 500 Index                                  --              (28.48)        (37.00)      (2.19)        (1.38)
---------------------------------------------------------------------------------------------------------------

S&P Utilities Index                            --              (26.97)        (28.98)       8.29          2.72
---------------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
INDUSTRY REPRESENTATION                                            LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Electric Utilities..............................................             40%
Diversified Telecommunication Services..........................             18
Multi-Utilities.................................................             16
Independent Power Producers & Energy Traders....................              7
Wireless Telecommunication Services.............................              5
Oil, Gas & Consumable Fuels.....................................              4
Gas Utilities...................................................              4
Water Utilities.................................................              3
Media...........................................................              2
Construction & Engineering......................................              1

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                     HYPOTHETICAL(2)
                 --------------------------------------------------------   ---------------------------------
                   BEGINNING           ENDING                                 BEGINNING           ENDING
                 ACCOUNT VALUE     ACCOUNT VALUE         EXPENSES PAID      ACCOUNT VALUE     ACCOUNT VALUE
                  JULY 1, 2008   DECEMBER 31, 2008   DURING THE PERIOD(1)    JULY 1, 2008   DECEMBER 31, 2008
-------------------------------------------------------------------------------------------------------------

Class I........      $1,000           $686.20                $4.03              $1,000          $1,020.32

-------------------------------------------------------------------------------------------------------------
                    HYPOTHETICAL(2)
                 --------------------
                     EXPENSES PAID
                 DURING THE PERIOD(1)
-------------------------------------

Class I........          $4.82

-------------------------------------



(1) Expenses are equal to the Fund's annualized expense ratio of 0.95% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------




COMMON STOCKS                       SHARES     VALUE
-------------------------------------------------------
BRAZIL--3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
GVT Holding SA(a).............       8,400  $    91,384

-------------------------------------------------------


ELECTRIC UTILITIES--1.5%
CPFL Energia SA(b)............       3,600      140,652
Cia Energetica de Minas
  Gerais(b)...................      15,303      210,263
EDP--Energias do Brasil SA....      10,900      105,635
                                            -----------
                                                456,550
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.8%
AES Tiete SA (Preference
  Shares).....................      20,500      130,542
Tractebel Energia SA..........      12,500       99,432
                                            -----------
                                                229,974
-------------------------------------------------------


WATER UTILITIES--0.6%
CIA Saneamento (Preference
  Shares)(a)(c)(d)............         108        5,780
Cia de Saneamento Basico do
  Estado de Sao Paulo.........       7,200       85,708
Companhia de Saneamento de
  Minas Gerais................      10,900       87,920
                                            -----------
                                                179,408
-------------------------------------------------------

TOTAL COMMON STOCKS IN BRAZIL                   957,316
-------------------------------------------------------


CANADA--1.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
Manitoba Telecom Services,
  Inc. .......................       9,600      279,796
-------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.5%
Rogers Communications, Inc.
  Class B.....................       5,100      153,408
-------------------------------------------------------

TOTAL COMMON STOCKS IN CANADA                   433,204
-------------------------------------------------------


CZECH REPUBLIC--0.5%
ELECTRIC UTILITIES--0.5%
CEZ AS........................       3,500      149,695
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE CZECH REPUBLIC       149,695
-------------------------------------------------------


FRANCE--3.4%
COMMERCIAL SERVICES & SUPPLIES--0.2%
Suez Environnement SA(a)......       2,550       43,066
-------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
France Telecom SA.............       7,200      200,683
-------------------------------------------------------


ELECTRIC UTILITIES--0.5%
Electricite de France SA......       2,600      151,221
-------------------------------------------------------


MEDIA--0.4%
Vivendi SA....................       4,000      130,376
-------------------------------------------------------


MULTI-UTILITIES--1.6%
GDF Suez......................       9,723      482,621
-------------------------------------------------------

TOTAL COMMON STOCKS IN FRANCE                 1,007,967
-------------------------------------------------------


GERMANY--2.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
Deutsche Telekom AG...........       9,100      137,586
-------------------------------------------------------


ELECTRIC UTILITIES--1.2%
E.ON AG.......................       8,900      349,478
-------------------------------------------------------


MULTI-UTILITIES--0.4%
RWE AG........................       1,300      115,462
-------------------------------------------------------

TOTAL COMMON STOCKS IN GERMANY                  602,526
-------------------------------------------------------


MEXICO--0.9%
WIRELESS TELECOMMUNICATION SERVICES--0.9%
America Movil, SA de CV(b)....       8,700      269,613
-------------------------------------------------------

TOTAL COMMON STOCKS IN MEXICO                   269,613
-------------------------------------------------------


NETHERLANDS--0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
Koninklijke KPN NV............      13,100      190,453
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE NETHERLANDS          190,453
-------------------------------------------------------


SPAIN--3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
Telefonica SA.................      25,088      566,278
-------------------------------------------------------


ELECTRIC UTILITIES--1.1%
Iberdrola SA..................      34,700      323,463
-------------------------------------------------------

TOTAL COMMON STOCKS IN SPAIN                    889,741
-------------------------------------------------------


UNITED KINGDOM--4.3%
ELECTRIC UTILITIES--0.4%
British Energy Group Plc......      12,000      134,471
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.5%
International Power Plc.......      39,500      137,646
-------------------------------------------------------


MULTI-UTILITIES--1.3%
Centrica Plc..................      57,475      221,268
National Grid Plc.............      16,438      162,431
                                            -----------
                                                383,699
-------------------------------------------------------


WATER UTILITIES--0.4%
Northumbrian Water Group Plc..      32,300      110,557
-------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--1.7%
Vodafone Group Plc(b).........      25,437      519,932
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED KINGDOM     1,286,305
-------------------------------------------------------


UNITED STATES--74.9%
CONSTRUCTION & ENGINEERING--0.4%
Quanta Services, Inc.(a)......       6,261      123,968
-------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--12.1%
AT&T Inc. ....................      44,047    1,255,339
Frontier Communications
  Corp. ......................      22,200      194,028
Qwest Communications
  International Inc. .........     167,500      609,700
Verizon Communications,
  Inc. .......................      42,500    1,440,750
Windstream Corp. .............      13,055      120,106
                                            -----------
                                              3,619,923
-------------------------------------------------------


ELECTRIC UTILITIES--31.9%
Allegheny Energy, Inc. .......      15,500      524,830
American Electric Power Co.,
  Inc. .......................      13,000      432,640
DPL, Inc. ....................      23,600      539,024
Duke Energy Corp. ............      51,843      778,163
Edison International..........       9,500      305,140
Entergy Corp. ................      12,000      997,560
Exelon Corp. .................      18,300    1,017,663
FPL Group, Inc. ..............      23,600    1,187,788
FirstEnergy Corp. ............      17,000      825,860
ITC Holdings Corp. ...........      15,700      685,776
Northeast Utilities Inc. .....       6,400      153,984
PPL Corp. ....................      30,600      939,114
Pepco Holdings, Inc. .........       1,900       33,744
The Southern Co. .............      30,000    1,110,000
                                            -----------
                                              9,531,286
-------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Itron, Inc.(a)................       1,800      114,732
-------------------------------------------------------


GAS UTILITIES--3.9%
Equitable Resources, Inc. ....       9,200      308,660
New Jersey Resources Corp. ...       6,450      253,808


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------


COMMON STOCKS                       SHARES     VALUE
-------------------------------------------------------
UNITED STATES (CONTINUED)
GAS UTILITIES (CONCLUDED)
Questar Corp. ................      13,500  $   441,315
UGI Corp. ....................       6,000      146,520
                                            -----------
                                              1,150,303
-------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--5.4%
Constellation Energy Group,
  Inc. .......................       4,000      100,360
Dynegy, Inc. Class A(a).......     110,900      221,800
NRG Energy, Inc.(a)...........      44,100    1,028,853
Ormat Technologies, Inc. .....       8,000      254,960
                                            -----------
                                              1,605,973
-------------------------------------------------------


MULTI-UTILITIES--13.4%
Ameren Corp. .................       3,800      126,388
CMS Energy Corp. .............      39,500      399,345
Consolidated Edison, Inc. ....       7,500      291,975
Dominion Resources, Inc. .....      17,000      609,280
NSTAR.........................       8,000      291,920
PG&E Corp. ...................      16,200      627,102
Public Service Enterprise
  Group, Inc. ................      39,600    1,155,132
Sempra Energy.................       6,100      260,043
Wisconsin Energy Corp.........       5,900      247,682
                                            -----------
                                              4,008,867
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--4.2%
Consol Energy, Inc. ..........       2,200       62,876
Devon Energy Corp. ...........       3,000      197,130
EOG Resources, Inc. ..........       3,200      213,056
El Paso Corp. ................      12,100       94,743
Range Resources Corp. ........       3,900      134,121
Southwestern Energy Co.(a)....       5,500      159,335
Spectra Energy Corp. .........       7,721      121,529
Williams Cos., Inc. ..........      18,500      267,880
                                            -----------
                                              1,250,670
-------------------------------------------------------


WATER UTILITIES--1.9%
American States Water Co. ....       1,000       32,980
American Water Works Co,
  Inc. .......................       7,600      158,688
Aqua America, Inc. ...........       9,500      195,605
California Water Service
  Group.......................       4,200      195,006
                                            -----------
                                                582,279
-------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--1.3%
American Tower Corp. Class
  A(a)........................       7,000      205,240
SBA Communications Corp. Class
  A(a)........................      11,300      184,416
                                            -----------
                                                389,656
-------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED STATES     22,377,657
-------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$26,940,698)--94.3%                   28,164,477
-------------------------------------------------------

-------------------------------------------------------



                                BENEFICIAL
                                 INTEREST
SHORT-TERM SECURITIES              (000)
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series,
  1.64%(e)(f).................    $  1,615    1,615,283
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$1,615,283)--5.4%                      1,615,283
-------------------------------------------------------

TOTAL INVESTMENTS
(COST--$28,555,981*)--99.7%...............   29,779,760

OTHER ASSETS LESS LIABILITIES--0.3%.......       96,276
                                            -----------

NET ASSETS--100.0%........................  $29,876,036
                                            ===========



--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost....................   $28,777,618
                                     ===========
Gross unrealized appreciation.....   $ 3,929,497
Gross unrealized depreciation.....    (2,927,355)
                                     -----------
Net unrealized appreciation.......   $ 1,002,142
                                     ===========



(a) Non-income producing security.

(b) Depositary receipts.

(c) Convertible security.

(d) Security is valued in accordance with the Fund's fair valuation policy.


(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-----------------------------------------------------
                                     NET
AFFILIATE                         ACTIVITY     INCOME
-----------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series.......   $1,481,670   $42,873

-----------------------------------------------------


(f) Represents the current yield as of report date.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments December 31, 2008 (concluded)

--------------------------------------------------------------------------------

  - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease. These industry classifications are unaudited.

  - Effective January 1, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various updates are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)


The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------

                                         ASSETS
                                     --------------
Level 1...........................      $24,551,942

Level 2...........................        5,222,038

Level 3...........................            5,780

---------------------------------------------------

TOTAL                                   $29,779,760
                                        ===========



The following is a reconciliation of investments for unobservable inputs (Level
3) used in determining fair value:

---------------------------------------------------
                                     INVESTMENTS IN
                                       SECURITIES
---------------------------------------------------
Balance, as of January 1, 2008....       $ 7,572
Accrued discounts/premiums........            --
Realized gain/(loss)..............            --
Change in unrealized appreciation
  (depreciation)(1)...............        (1,792)
Net purchases (sales).............            --
Net transfers in/out of Level 3...            --

---------------------------------------------------

BALANCE, AS OF DECEMBER 31, 2008         $ 5,780
                                         =======



1 Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (cost--$26,940,698)..............    $28,164,477
Investments at value--affiliated (cost--$1,615,283).................      1,615,283
Foreign currency at value (cost--$36,632)...........................         38,550
Dividends receivable................................................         74,896
Investments sold receivable.........................................         54,960
Capital shares sold receivable......................................         19,125
Prepaid expenses....................................................          1,939
                                                                        -----------
Total assets........................................................     29,969,230
                                                                        -----------

-----------------------------------------------------------------------------------

LIABILITIES:
Bank overdraft......................................................         37,582
Investments purchased payable.......................................         25,227
Investment advisory fees payable....................................         14,826
Other affiliates payable............................................          1,016
Capital shares redeemed payable.....................................            211
Officer's and Directors' fees payable...............................             12
Other accrued expenses payable......................................         14,320
                                                                        -----------
Total liabilities...................................................         93,194
                                                                        -----------
-----------------------------------------------------------------------------------

NET ASSETS..........................................................    $29,876,036
                                                                        ===========
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized......    $   388,408
Paid-in capital in excess of par....................................     28,268,633
Undistributed net investment income.................................          4,408
Distributions in excess of net realized gain........................         (9,930)
Net unrealized appreciation/depreciation............................      1,224,517
                                                                        -----------
NET ASSETS..........................................................    $29,876,036
                                                                        ===========
-----------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $29,876,036 and 3,884,076 shares
  outstanding.......................................................    $      7.69
                                                                        ===========
-----------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...........................................................    $  1,414,324
Foreign withholding tax.............................................         (48,170)
Income--affiliated..................................................          42,880
Interest............................................................          10,294
                                                                        ------------
Total income........................................................       1,419,328
                                                                        ------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory.................................................         260,820
Professional........................................................          34,758
Accounting services.................................................          25,952
Custodian...........................................................          18,035
Officer and Directors...............................................          17,118
Printing............................................................           7,678
Transfer agent--Class I.............................................           5,000
Miscellaneous.......................................................          14,353
                                                                        ------------
Total expenses......................................................         383,714
                                                                        ------------
Net investment income...............................................       1,035,614
                                                                        ------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
  Investments.......................................................       1,131,250
  Foreign currency..................................................         (13,342)
                                                                        ------------
                                                                           1,117,908
                                                                        ------------
Net change in unrealized appreciation/depreciation on:
  Investments.......................................................     (19,362,509)
  Foreign currency..................................................          (2,329)
                                                                        ------------
                                                                         (19,364,838)
                                                                        ------------
Total realized and unrealized loss..................................     (18,246,930)
                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................    $(17,211,316)
                                                                        ============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                        YEAR ENDED
                                                                       DECEMBER 31,
                                                               ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2008            2007
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.......................................   $  1,035,614    $   947,201
Net realized gain...........................................      1,117,908      7,351,483
Net change in unrealized appreciation/depreciation..........    (19,364,838)     4,697,491
                                                               ------------    -----------
Net increase (decrease) in net assets resulting from
  operations................................................    (17,211,316)    12,996,175
                                                               ------------    -----------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I...................................................     (1,017,864)      (947,104)
  Class II..................................................             --            (29)
  Class III.................................................             --            (29)
Net realized gain:
  Class I...................................................     (1,818,531)    (8,729,165)
  Class II..................................................             --           (309)
  Class III.................................................             --           (309)
                                                               ------------    -----------
Decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (2,836,395)    (9,676,945)
                                                               ------------    -----------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (5,689,510)    (2,758,555)
                                                               ------------    -----------
------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets.....................    (25,737,221)       560,675
Beginning of year...........................................     55,613,257     55,052,582
                                                               ------------    -----------
End of year.................................................   $ 29,876,036    $55,613,257
                                                               ============    ===========

End of year undistributed net investment income.............   $      4,408             --
                                                               ============    ===========
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                                  -------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------
                                                     2008       2007      2006      2005      2004
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............   $   12.60   $ 11.93   $ 10.06   $  9.03   $  7.37
                                                  ---------   -------   -------   -------   -------
Net investment income(1().)....................        0.25      0.22      0.31      0.24      0.20
Net realized and unrealized gain (loss)........      (4.43)      2.87      2.19      1.03      1.67
                                                  ---------   -------   -------   -------   -------
Net increase (decrease) from investment
  operations...................................      (4.18)      3.09      2.50      1.27      1.87
                                                  ---------   -------   -------   -------   -------
Dividends and distributions from:
  Net investment income........................      (0.26)    (0.23)    (0.32)    (0.24)    (0.21)
  Net realized gain............................      (0.47)    (2.19)    (0.31)        --        --
                                                  ---------   -------   -------   -------   -------
Total dividends and distributions..............      (0.73)    (2.42)    (0.63)    (0.24)    (0.21)
                                                  ---------   -------   -------   -------   -------
Net asset value, end of year...................   $    7.69   $ 12.60   $ 11.93   $ 10.06   $  9.03
                                                  =========   =======   =======   =======   =======

---------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(2)
Based on net asset value.......................    (33.85)%    26.38%    25.23%    14.14%    25.72%
                                                  =========   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses.................................       0.88%     0.76%     0.77%     0.83%     0.79%
                                                  =========   =======   =======   =======   =======
Net investment income..........................       2.38%     1.67%     2.86%     2.48%     2.60%
                                                  =========   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)..................   $  29,876   $55,613   $55,049   $51,441   $50,665
                                                  =========   =======   =======   =======   =======
Portfolio turnover.............................         16%       25%       47%       29%       12%
                                                  =========   =======   =======   =======   =======
---------------------------------------------------------------------------------------------------



 (1) Based on average shares outstanding.

 (2) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company"), a Maryland corporation, is registered under the investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Utilities and Telecommunications V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class II and Class III Shares were liquidated on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investment in BlackRock Liquidity Series, LLC Cash Sweep Series at fair value, which is ordinarily based upon its pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub- advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

FOREIGN CURRENCY TRANSACTIONS: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions

--------------------------------------------------------------------------------


are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex- dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT:

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161") was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

BANK OVERDRAFT: The Fund recorded a bank overdraft, which resulted from estimates of available cash.

OTHER: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC, (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.60% of the average daily value of the Fund's average daily net assets.

The Advisor has entered into a separate sub- advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $783 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices,

--------------------------------------------------------------------------------


and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended December 31, 2008, the Fund earned $7, which is included in income--affiliated in the Statement of Operations.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, received $2,698 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2008.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $6,674,750 and $15,507,084, respectively.

4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  INCOME TAX INFORMATION:

RECLASSIFICATION: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to foreign currency transactions were reclassified to the following accounts:

-----------------------------------------------
Undistributed net investment income..  $(13,342)
Distributions in excess of net
  realized gain......................  $ 13,342

-----------------------------------------------


The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

-------------------------------------------------------
                              12/31/2008     12/31/2007
-------------------------------------------------------
Distributions paid from:

Ordinary income.............  $1,069,495     $1,587,303

Net long-term capital
  gains.....................   1,766,900      8,089,642
                              ----------     ----------

Total taxable
  distributions.............  $2,836,395     $9,676,945
                              ==========     ==========

-------------------------------------------------------


As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------
Undistributed net ordinary
  income..........................     $   13,400
Undistributed net long-term
  capital gains...................        202,716
                                       ----------
Total undistributed net earnings..        216,116
Net unrealized gains..............      1,002,879*
                                       ----------
Total accumulated net earnings....     $1,218,995
                                       ==========

-------------------------------------------------


* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

6.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due

--------------------------------------------------------------------------------

from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

7.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:

--------------------------------------------------------
Class I Shares
Year Ended December 31,
2008                           Shares          Amount
--------------------------------------------------------
Shares sold................     336,912     $  3,765,104

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........     322,318        2,836,395
                             ----------     ------------

Total issued...............     659,230        6,601,499

Shares redeemed............  (1,187,204)     (12,291,009)
                             ----------     ------------

Net decrease...............    (527,974)    $ (5,689,510)
                             ==========     ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                           Shares          Amount
--------------------------------------------------------
Shares sold................     444,856     $  5,818,817

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........     756,631        9,676,269
                             ----------     ------------

Total issued...............   1,201,487       15,495,086

Shares redeemed............  (1,402,760)     (18,250,219)
                             ----------     ------------

Net decrease...............    (201,273)    $ (2,755,133)
                             ==========     ============
--------------------------------------------------------




----------------------------------------------------
Class II Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................     27      $   338

Shares redeemed.................   (163)      (2,049)
                                   ----      -------

Net decrease....................   (136)     $(1,711)
                                   ====      =======

----------------------------------------------------


* Liquidated on December 31, 2007.

----------------------------------------------------
Class III Shares
Year Ended December 31, 2007*     Shares      Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................     27      $   338

Shares redeemed.................   (163)      (2,049)
                                   ----      -------

Net decrease....................   (136)     $(1,711)
                                   ====      =======

----------------------------------------------------


* Liquidated on December 31, 2007.

8.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of Black Rock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK UTILITIES AND TELECOMMUNICATIONS V.I. FUND AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Utilities and Telecommunications V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Utilities and Telecommunications V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2009

--------------------------------------------------------------------------------

     BLACKROCK VALUE OPPORTUNITIES V.I. FUND

     ------------------------------

                                                                   Annual Report
                                                               December 31, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark Russell 2000 Index for the 12-month period. Health care investments outperformed, while holdings in the consumer discretionary and financial services sectors underperformed.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - During the year, the Treasury, Federal Reserve, and Congress provided extraordinary stimulus to help stabilize the economy and ease credit conditions but, despite these efforts, the equity markets declined sharply. The Russell 2000 Index returned (33.79)%, posting its worst annual loss since inception.

  - The energy and consumer discretionary sectors tumbled the most, while utilities, consumer staples, and financial services declined to a much lesser extent. The Fund's health care and information technology holdings outperformed, while other areas lagged. Stock selection in biotechnology benefited Fund performance, and shares of AMERIGROUP Corp., a multi-state managed health care company, provided the greatest health care contribution.

  - Extraordinary monetary stimulus softened declines for small-cap financial stocks. Conseco, Inc. provided the largest contribution to Fund performance for the year, as the stock rallied sharply toward year-end. Fund holdings in the insurance sub-sector outperformed, but gains were overshadowed within financials by poor performance in Real Estate Investment Trusts (REITs) and commercial banks.

  - Tight credit conditions and weakened end market demand weighed on the materials sector. Fund underperformance versus the benchmark was driven primarily by paper-based packaging manufacturer Smurfit-Stone Container Corp. The company was impacted by slowing global box demand, and investors' concerns that frozen credit markets would eliminate the company's ability to refinance its debt due November 2009.

  - Within the consumer discretionary sector, multi-line retailers offered deep discounts to clear inventory and draw consumer traffic into their stores. Analysts' consensus earnings estimates were reduced and investors anticipated more store closings. Stock selection in this sector hindered Fund results, as an investment in Saks, Inc. was the primary detractor.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the year, we increased investments in the health care sector, establishing positions in Cerner Corp. and Amylin Pharmaceuticals, Inc. We reduced exposure to the energy sector, trimming a range of holdings, including Plains Exploration & Production Co., Rowan Cos., Inc., Cabot Oil & Gas Corp. and Denbury Resources, Inc.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - On December 31, 2008, the Fund's most significant investments included an overweight in the technology sector, and modest underweights in industrials, utilities and consumer staples. We believe that economic conditions will improve gradually, and will slowly add more cyclical exposure as economic growth returns.

  - Although monetary stimulus has been supportive, we retain a cautious stance toward the financial services sector. We remain underweighted in commercial banks, as we believe the favorable relative stock performance since the initiation of the Troubled Asset Relief Program (TARP) has caused banking shares to more than reflect positive assumptions for a recovery in credit quality and earnings.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                         BLACKROCK VALUE       BLACKROCK VALUE       BLACKROCK VALUE
                       OPPORTUNITIES V.I.    OPPORTUNITIES V.I.    OPPORTUNITIES V.I.
                         FUND(2)-CLASS I      FUND(2)-CLASS II      FUND(2)-CLASS III    RUSSELL 2000
                            SHARES(1)             SHARES(1)             SHARES(1)          INDEX(3)
                       ------------------    ------------------    ------------------    ------------
12/98                         10000                 10000                 10000              10000
12/99                         13415                 13399                 13381              12126
12/00                         15393                 15352                 15316              11759
12/01                         19992                 19907                 19844              12052
12/02                         15243                 15158                 15092               9583
12/03                         21783                 21618                 21312              14111
12/04                         25046                 24818                 24456              16698
12/05                         27646                 27358                 26928              17458
12/06                         31190                 30825                 30235              20665
12/07                         30911                 30506                 29890              20341
12/08                         18534                 18261                 17872              13469




(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based on performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(2) The Fund invests primarily in common stocks of small cap companies and emerging growth companies that Fund management believes have special investment value.

(3) This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

--------------------------------------------------------------------------------
Performance Summary as of December 31, 2008

--------------------------------------------------------------------------------


                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                    6-MONTH      ------------------------------------------
                                                 TOTAL RETURNS      1 YEAR         5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------------------
Class I Shares(1)                                    (34.41)%       (40.04)%        (3.18)%        6.36%

-----------------------------------------------------------------------------------------------------------

Class II Shares(1)                                   (34.47)        (40.14)         (3.32)         6.21
-----------------------------------------------------------------------------------------------------------

Class III Shares(1)                                  (34.49)        (40.21)         (3.46)         5.98(2)
-----------------------------------------------------------------------------------------------------------

Russell 2000 Index                                   (26.94)        (33.79)         (0.93)         3.02
-----------------------------------------------------------------------------------------------------------


(1) Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(2) The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based on performance of the Fund's Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.


     Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Fund Profile as of December 31, 2008

--------------------------------------------------------------------------------


                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Financials......................................................             22%
Information Technology..........................................             18
Health Care.....................................................             16
Industrials.....................................................             16
Consumer Discretionary..........................................             12
Energy..........................................................              5
Consumer Staples................................................              3
Utilities.......................................................              3
Materials.......................................................              3
Other*..........................................................              2

----------------------------------------------------------------------------------------



* Includes portfolio holdings in exchange-traded funds.

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                          ACTUAL                                              HYPOTHETICAL(2)
                  ------------------------------------------------------  ------------------------------------------------------
                    BEGINNING          ENDING                               BEGINNING          ENDING
                  ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID     ACCOUNT VALUE    ACCOUNT VALUE        EXPENSES PAID
                   JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)   JULY 1, 2008  DECEMBER 31, 2008  DURING THE PERIOD(1)
--------------------------------------------------------------------------------------------------------------------------------
Class I.........      $1,000          $655.90               $3.66             $1,000         $1,020.68              $4.47

--------------------------------------------------------------------------------------------------------------------------------

Class II........      $1,000          $655.30               $4.29             $1,000         $1,019.92              $5.23
--------------------------------------------------------------------------------------------------------------------------------

Class III.......      $1,000          $655.10               $4.70             $1,000         $1,019.42              $5.74
--------------------------------------------------------------------------------------------------------------------------------



(1) For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.88% for Class I, 1.03% for Class II and 1.13% for Class III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments December 31, 2008    (Percentages shown are based on Net
Assets)

--------------------------------------------------------------------------------




COMMON STOCKS                     SHARES      VALUE
------------------------------------------------------
AEROSPACE & DEFENSE--2.1%
Curtiss-Wright Corp.........      97,800  $  3,265,542
Triumph Group, Inc..........       8,500       360,910
                                          ------------
                                             3,626,452

------------------------------------------------------


AIRLINES--0.7%
Republic Airways Holdings,
  Inc.(a)...................     112,300     1,198,241
------------------------------------------------------


AUTO COMPONENTS--0.4%
ArvinMeritor, Inc...........     237,300       676,305
------------------------------------------------------


BIOTECHNOLOGY--2.8%
Amylin Pharmaceuticals,
  Inc.(a)(b)................     160,300     1,739,255
Facet Biotech Corp.(a)......       5,520        52,937
Human Genome Sciences,
  Inc.(a)...................      75,800       160,696
Maxygen, Inc.(a)............     150,100     1,338,892
Neurogen Corp.(a)...........     214,800        30,931
PDL BioPharma, Inc..........      27,600       170,568
Regeneron Pharmaceuticals,
  Inc.(a)...................      64,300     1,180,548
Vical, Inc.(a)..............     119,900       169,059
                                          ------------
                                             4,842,886
------------------------------------------------------


BUILDING PRODUCTS--0.4%
Ameron International Corp...      12,300       773,916
------------------------------------------------------


CAPITAL MARKETS--1.7%
Investment Technology Group,
  Inc.(a)...................     102,300     2,324,256
Thomas Weisel Partners
  Group, Inc.(a)............     128,300       605,576
                                          ------------
                                             2,929,832
------------------------------------------------------


CHEMICALS--1.5%
Chemtura Corp...............     329,600       461,440
Lubrizol Corp...............      35,000     1,273,650
Spartech Corp...............     145,100       908,326
                                          ------------
                                             2,643,416
------------------------------------------------------


COMMERCIAL BANKS--7.1%
BancorpSouth, Inc...........      25,800       602,688
The Colonial BancGroup,
  Inc.(b)...................     144,800       299,736
Cullen/Frost Bankers, Inc...      13,100       663,908
First Financial Bankshares,
  Inc.......................       4,300       237,403
First Financial Corp........       2,300        94,277
First Horizon National
  Corp......................           1             8
First Merchants Corp........      13,600       302,056
First Midwest Bancorp,
  Inc.......................     118,700     2,370,439
Glacier Bancorp, Inc.(b)....      53,200     1,011,864
MetroCorp Bancshares, Inc...      64,750       482,388
PrivateBancorp, Inc.........       5,200       168,792
Provident Bankshares Corp...     117,500     1,135,050
Republic Bancorp, Inc. Class
  A.........................       7,800       212,160
S&T Bancorp, Inc............      38,700     1,373,850
Texas Capital Bancshares,
  Inc.(a)...................      53,600       716,096
United Bankshares, Inc......      42,700     1,418,494
Univest Corp. of
  Pennsylvania..............       5,300       170,342
Webster Financial Corp......      75,600     1,041,768
                                          ------------
                                            12,301,319
------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--0.2%
Casella Waste Systems,
  Inc.(a)...................      41,500       169,320
Team, Inc.(a)...............       6,200       171,740
                                          ------------
                                               341,060
------------------------------------------------------


COMMUNICATIONS EQUIPMENT--2.5%
ADC Telecommunications,
  Inc.(a)...................     156,200       854,414
Tellabs, Inc.(a)............     858,900     3,538,668
                                          ------------
                                             4,393,082
------------------------------------------------------


CONSTRUCTION & ENGINEERING--1.7%
Chicago Bridge & Iron Co.
  NV........................      39,600       397,980
Layne Christensen Co.(a)....      36,900       885,969
URS Corp.(a)................      40,100     1,634,877
                                          ------------
                                             2,918,826
------------------------------------------------------


CONSUMER FINANCE--0.2%
Ezcorp, Inc.(a).............      20,000       304,200
------------------------------------------------------


CONTAINERS & PACKAGING--0.1%
Smurfit-Stone Container
  Corp.(a)..................     963,600       245,718
------------------------------------------------------


DIVERSIFIED CONSUMER SERVICES--1.5%
Universal Technical
  Institute, Inc.(a)........     148,400     2,548,028
------------------------------------------------------


ELECTRICAL EQUIPMENT--0.8%
Hubbell, Inc. Class B.......      45,600     1,490,208
------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
Anixter International,
  Inc.(a)(b)................      37,900     1,141,548
Ingram Micro, Inc. Class
  A(a)......................      80,500     1,077,895
                                          ------------
                                             2,219,443
------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--2.5%
CARBO Ceramics, Inc.(b).....      67,300     2,391,169
Dresser-Rand Group,
  Inc.(a)...................      28,300       488,175
Hornbeck Offshore Services,
  Inc.(a)...................       9,500       155,230
Key Energy Services,
  Inc.(a)...................     210,300       927,423
Oil States International,
  Inc.(a)...................      23,200       433,608
                                          ------------
                                             4,395,605
------------------------------------------------------


FOOD & STAPLES RETAILING--0.4%
The Andersons, Inc..........      42,400       698,752
------------------------------------------------------


FOOD PRODUCTS--2.3%
Dean Foods Co.(a)...........     125,400     2,253,438
Hain Celestial Group,
  Inc.(a)...................      91,008     1,737,343
                                          ------------
                                             3,990,781
------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--2.7%
The Cooper Cos., Inc........      79,100     1,297,240
DexCom, Inc.(a).............     151,100       417,036
Mentor Corp.................      10,800       334,044
OraSure Technologies,
  Inc.(a)...................     520,300     1,914,704
Wright Medical Group,
  Inc.(a)...................      33,500       684,405
                                          ------------
                                             4,647,429
------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--3.8%
AMERIGROUP Corp.(a).........      75,100     2,216,952
HealthSpring, Inc.(a).......      45,500       908,635
LifePoint Hospitals,
  Inc.(a)...................      25,000       571,000
MedCath Corp.(a)............      21,200       221,328
Owens & Minor, Inc..........      29,300     1,103,145
Pediatrix Medical Group,
  Inc.(a)...................      18,900       599,130
Res-Care, Inc.(a)...........      63,200       949,264
                                          ------------
                                             6,569,454
------------------------------------------------------


HEALTH CARE TECHNOLOGY--1.3%
Cerner Corp.(a)(b)..........      48,400     1,860,980
HLTH Corp.(a)...............       2,976        31,129
Merge Healthcare,
  Inc.(a)(b)................     249,500       319,360
                                          ------------
                                             2,211,469
------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--1.0%
Choice Hotels International,
  Inc.......................      20,700       622,242
Cracker Barrel Old Country
  Store, Inc................      26,300       541,517
O'Charleys, Inc.............     307,200       614,400
                                          ------------
                                             1,778,159
------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments December 31, 2008 (continued)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                     SHARES      VALUE
------------------------------------------------------

HOUSEHOLD DURABLES--2.7%
Centex Corp.................     184,100  $  1,958,824
Furniture Brands
  International, Inc........     220,700       487,747
KB Home.....................      44,800       610,176
Lennar Corp. Class A........     142,600     1,236,342
Ryland Group, Inc...........      21,000       371,070
                                          ------------
                                             4,664,159
------------------------------------------------------


IT SERVICES--1.5%
Convergys Corp.(a)..........     426,300     2,732,583
------------------------------------------------------


INSURANCE--4.9%
Conseco, Inc.(a)............   1,261,300     6,533,534
HCC Insurance Holdings,
  Inc.......................      34,400       920,200
IPC Holdings, Ltd...........       9,700       290,030
Presidential Life Corp......      58,700       580,543
Reinsurance Group of
  America, Inc..............       3,800       162,716
                                          ------------
                                             8,487,023
------------------------------------------------------


INTERNET SOFTWARE & SERVICES--2.2%
Bankrate, Inc.(a)...........       1,155        43,890
RealNetworks, Inc.(a).......     493,500     1,742,055
ValueClick, Inc.(a).........     164,000     1,121,760
Vignette Corp.(a)...........     109,200     1,027,572
                                          ------------
                                             3,935,277
------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--0.5%
Affymetrix, Inc.(a).........      12,500        37,375
Exelixis, Inc.(a)...........     153,900       772,578
                                          ------------
                                               809,953
------------------------------------------------------


MACHINERY--4.3%
AGCO Corp.(a)...............      39,500       931,805
EnPro Industries, Inc.(a)...      53,900     1,161,006
Mueller Industries, Inc.....      98,200     2,462,856
RBC Bearings, Inc.(a).......      33,200       673,296
Robbins & Myers, Inc........      61,400       992,838
Wabash National Corp........     270,400     1,216,800
                                          ------------
                                             7,438,601
------------------------------------------------------


MEDIA--2.8%
Harte-Hanks, Inc............     679,500     4,240,080
Playboy Enterprises, Inc.
  Class B(a)................     307,900       665,064
                                          ------------
                                             4,905,144
------------------------------------------------------


METALS & MINING--1.2%
RTI International Metals,
  Inc.(a)...................      41,800       598,158
Royal Gold, Inc. ...........      14,700       723,387
Steel Dynamics, Inc.........      73,100       817,258
                                          ------------
                                             2,138,803
------------------------------------------------------


MULTI-UTILITIES--3.2%
OGE Energy Corp.............     215,000     5,542,700
------------------------------------------------------


MULTILINE RETAIL--1.3%
Saks, Inc.(a)(b)............     517,300     2,265,774
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--2.2%
ATP Oil & Gas Corp.(a)(b)...      70,393       411,799
St. Mary Land & Exploration
  Co........................      23,400       475,254
Swift Energy Co.(a).........     146,500     2,462,665
Venoco, Inc.(a).............     204,500       554,195
                                          ------------
                                             3,903,913
------------------------------------------------------


PERSONAL PRODUCTS--0.2%
Alberto-Culver Co...........      14,600       357,846
------------------------------------------------------


PHARMACEUTICALS--4.0%
Angiotech Pharmaceuticals,
  Inc.(a)...................      45,500        11,830
King Pharmaceuticals,
  Inc.(a)...................     122,900     1,305,198
Medicis Pharmaceutical Corp.
  Class A...................     339,600     4,720,440
Mylan, Inc.(a)(b)...........      94,100       930,649
                                          ------------
                                             6,968,117
------------------------------------------------------


PROFESSIONAL SERVICES--1.7%
Administaff, Inc............      95,100     2,061,768
Heidrick & Struggles
  International, Inc........      38,000       818,520
                                          ------------
                                             2,880,288
------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)--4.7%
Brandywine Realty Trust.....     246,400     1,899,744
Cousins Properties,
  Inc.(b)...................     115,100     1,594,135
Dupont Fabros Technology,
  Inc.......................     249,800       517,086
Federal Realty Investment
  Trust.....................       7,200       446,976
FelCor Lodging Trust, Inc...     418,100       769,304
Friedman Billings Ramsey
  Group, Inc. Class A(a)....     520,300        88,451
Lexington Corporate
  Properties Trust..........     219,400     1,097,000
MFA Financial, Inc..........     154,900       912,361
Omega Healthcare Investors,
  Inc.......................      17,300       276,281
Tanger Factory Outlet
  Centers, Inc..............       7,300       274,626
UDR, Inc....................      15,000       206,850
                                          ------------
                                             8,082,814
------------------------------------------------------


ROAD & RAIL--1.0%
Marten Transport Ltd.(a)....      48,400       917,664
Vitran Corp., Inc.(a).......     127,100       788,020
                                          ------------
                                             1,705,684
------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.8%
Actel Corp.(a)..............      11,100       130,092
DSP Group, Inc.(a)..........     188,800     1,514,176
Exar Corp.(a)...............      14,300        95,381
Mattson Technology,
  Inc.(a)...................     427,700       603,057
Semtech Corp.(a)............      14,800       166,796
Zoran Corp.(a)..............     332,300     2,269,609
                                          ------------
                                             4,779,111
------------------------------------------------------


SOFTWARE--7.0%
Amdocs Ltd.(a)..............      13,600       248,744
Bottomline Technologies,
  Inc.(a)...................     305,903     2,171,911
Lawson Software, Inc.(a)....     120,500       571,170
Novell, Inc.(a).............     645,400     2,510,606
Synchronoss Technologies,
  Inc.(a)...................      54,800       584,168
TIBCO Software, Inc.(a).....   1,004,600     5,213,874
Wind River Systems,
  Inc.(a)...................      94,800       856,044
                                          ------------
                                            12,156,517
------------------------------------------------------


SPECIALTY RETAIL--1.5%
Foot Locker, Inc............      70,300       516,002
RadioShack Corp.............     178,700     2,133,678
                                          ------------
                                             2,649,680
------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.5%
Hanesbrands, Inc.(a)........      66,800       851,700
------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments December 31, 2008 (concluded)     (Percentages shown are
based on Net Assets)

--------------------------------------------------------------------------------



COMMON STOCKS                     SHARES      VALUE
------------------------------------------------------

THRIFTS & MORTGAGE FINANCE--2.4%
Anchor Bancorp Wisconsin,
  Inc.......................      61,800  $    170,568
Dime Community Bancshares,
  Inc.......................      18,700       248,710
MGIC Investment Corp........      80,100       278,748
People's United Financial,
  Inc.......................      63,900     1,139,337
Provident Financial
  Services, Inc.............      65,100       996,030
Provident New York Bancorp..     105,100     1,303,240
                                          ------------
                                             4,136,633
------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS--1.9%
Applied Industrial
  Technologies, Inc.........      24,297       459,699
H&E Equipment Services,
  Inc.(a)...................      68,800       530,448
RSC Holdings, Inc.(a)(b)....      35,200       299,904
United Rentals, Inc.(a).....      90,016       820,946
WESCO International,
  Inc.(a)...................      62,500     1,201,875
                                          ------------
                                             3,312,872
------------------------------------------------------

TOTAL COMMON STOCKS                        162,449,773
------------------------------------------------------



INVESTMENT COMPANIES              SHARES      VALUE
------------------------------------------------------
iShares Dow Jones U.S. Real
  Estate Index Fund.........      25,500  $    949,365
SPDR KBW Regional
  Banking(b)................      49,400     1,440,504
SPDR(R) Gold Trust(a).......       4,900       424,096
------------------------------------------------------

TOTAL INVESTMENT COMPANIES                   2,813,965
------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(COST--$289,244,620)--95.1%                165,263,738
------------------------------------------------------
------------------------------------------------------


                              BENEFICIAL
                                INTEREST
SHORT-TERM SECURITIES              (000)
------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series,
  1.64%(c)(d)...............  $    6,446     6,445,543
BlackRock Liquidity Series,
  LLC Money Market Series,
  0.80%(c)(d)(e)............       9,516     9,515,800
------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$15,961,343)--9.2%                   15,961,343
------------------------------------------------------

TOTAL INVESTMENTS
(COST--$305,205,963*)--104.3%              181,225,081

LIABILITIES IN EXCESS OF OTHER
ASSETS--(4.3)%..........................    (7,389,387)
                                          ------------

NET ASSETS--100.0%......................  $173,835,694
                                          ============




--------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $ 316,017,884
                                     =============
Gross unrealized appreciation....    $   2,315,130
Gross unrealized depreciation....     (137,107,933)
                                     -------------
Net unrealized depreciation......    $(134,792,803)
                                     =============



(a) Non-income producing security.

(b) Security, or a portion of security, is on loan.

(c) Represents the current yield as of report date.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------
                                    NET
AFFILIATE                        ACTIVITY       INCOME
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series....    $  3,721,135    $ 88,279
BlackRock Liquidity Series,
  LLC Money Market Series..    $(33,731,400)   $476,467

-------------------------------------------------------


(e) Security was purchased with the cash proceeds from securities loans.

       - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease.
         These industry classifications are unaudited.

  - Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      - Level 1--price quotations in active markets/exchanges for identical securities

      - Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      - Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

---------------------------------------------------
VALUATION                            INVESTMENTS IN
INPUTS                                 SECURITIES
---------------------------------------------------
                                         ASSETS
                                     --------------
Level 1..........................     $165,263,738
Level 2..........................       15,961,343
Level 3..........................               --
---------------------------------------------------
TOTAL                                 $181,225,081
                                      ============






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statement of Assets and Liabilities December 31, 2008

--------------------------------------------------------------------------------


ASSETS:
Investments at value--unaffiliated (including securities loaned of
  $9,534,359)
  (cost--$289,244,620).............................................    $ 165,263,738
Investments at value--affiliated (cost--$15,961,343)...............       15,961,343
Investments sold receivable........................................        1,998,380
Dividends receivable...............................................          226,407
Capital shares sold receivable.....................................           66,109
Securities lending income receivable--affiliated...................           30,387
Prepaid expenses...................................................           10,261
                                                                       -------------
Total assets.......................................................      183,556,625
                                                                       -------------

------------------------------------------------------------------------------------

LIABILITIES:
Collateral at value--securities loaned.............................        9,515,800
Investment advisory fees payable...................................          103,366
Capital shares redeemed payable....................................           42,370
Other affiliates payable...........................................            2,136
Distribution fees payable..........................................            1,483
Officer's and Directors' fees payable..............................              194
Other accrued expenses payable.....................................           55,582
                                                                       -------------
Total liabilities..................................................        9,720,931
                                                                       -------------
------------------------------------------------------------------------------------

NET ASSETS.........................................................    $ 173,835,694
                                                                       =============
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares, $0.10 par value, 100,000,000 shares authorized.....    $   1,519,007
Class II Shares, $0.10 par value, 100,000,000 shares authorized....           45,396
Class III Shares, $0.10 par value, 100,000,000 shares authorized...           53,239
Paid-in capital in excess of par...................................      348,919,588
Undistributed net investment income................................          225,810
Accumulated net realized loss......................................      (52,946,464)
Net unrealized appreciation/depreciation...........................     (123,980,882)
                                                                       -------------
NET ASSETS.........................................................    $ 173,835,694
                                                                       =============
------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $164,193,217 and 15,190,070 shares
  outstanding......................................................    $       10.81
                                                                       =============
Class II--Based on net assets of $4,897,574 and 453,955 shares
  outstanding......................................................    $       10.79
                                                                       =============
Class III--Based on net assets of $4,744,903 and 532,389 shares
  outstanding......................................................    $        8.91
                                                                       =============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statement of Operations Year Ended December 31, 2008

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends..........................................................    $   3,952,163
Foreign withholding tax............................................             (268)
Securities lending--affiliated.....................................          476,467
Income--affiliated.................................................           88,298
                                                                       -------------
Total income.......................................................        4,516,660
                                                                       -------------

------------------------------------------------------------------------------------

EXPENSES:
Investment advisory................................................        2,125,235
Accounting services................................................          115,497
Custodian..........................................................           62,604
Professional.......................................................           59,675
Printing...........................................................           51,503
Distribution--Class II.............................................           11,953
Distribution--Class III............................................           15,994
Officer and Directors..............................................           24,566
Transfer agent--Class I............................................            4,745
Transfer agent--Class II...........................................              141
Transfer agent--Class III..........................................              114
Miscellaneous......................................................           18,812
                                                                       -------------
Total expenses.....................................................        2,490,839
                                                                       -------------
Net investment income..............................................        2,025,821
                                                                       -------------
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS:
Net realized loss from investments.................................      (49,323,250)
Net change in unrealized appreciation/depreciation on investments..      (86,254,578)
                                                                       -------------
Total realized and unrealized loss.................................     (135,577,828)
                                                                       -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............    $(133,552,007)
                                                                       =============
------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                             -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2008            2007
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.....................................   $   2,025,821    $    551,874
Net realized gain (loss)..................................     (49,323,250)     62,165,943
Net change in unrealized appreciation/depreciation........     (86,254,578)    (62,702,647)
                                                             -------------    ------------
Net increase (decrease) in net assets resulting from
  operations..............................................    (133,552,007)         15,170
                                                             -------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class I.................................................      (1,716,584)       (550,512)
  Class II................................................         (39,403)             --
  Class III...............................................         (44,006)             --
Net realized gain:
  Class I.................................................      (7,208,021)    (61,818,391)
  Class II................................................        (215,646)     (1,983,270)
  Class III...............................................        (251,971)     (1,618,119)
                                                             -------------    ------------
Decrease in net assets resulting from dividends and
  distributions to shareholders...........................      (9,475,631)    (65,970,292)
                                                             -------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions............................................     (54,408,056)    (28,728,252)
                                                             -------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets..............................    (197,435,694)    (94,683,374)
Beginning of year.........................................     371,271,388     465,954,762
                                                             -------------    ------------
End of year...............................................   $ 173,835,694    $371,271,388
                                                             =============    ============
End of year undistributed net investment income...........   $     225,810              --
                                                             =============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                    CLASS I
                                             -----------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------
                                                2008       2007       2006       2005       2004
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........       19.11      23.41   $  24.93   $  26.17   $  25.60
                                             ---------   --------   --------   --------   --------
Net investment income (loss)(1)...........        0.12       0.03       0.07       0.07     (0.00)(2)
Net realized and unrealized gain (loss)...      (7.80)     (0.22)       3.12       2.58       3.83
                                             ---------   --------   --------   --------   --------
Net increase (decrease) from investment
  operations..............................      (7.68)     (0.19)       3.19       2.65       3.83
                                             ---------   --------   --------   --------   --------
Dividends and distributions from:
  Net investment income...................      (0.12)     (0.04)     (0.08)     (0.07)         --
  Net realized gain.......................      (0.50)     (4.07)     (4.63)     (3.82)     (3.26)
                                             ---------   --------   --------   --------   --------
Total dividends and distributions.........      (0.62)     (4.11)     (4.71)     (3.89)     (3.26)
                                             ---------   --------   --------   --------   --------
Net asset value, end of year..............   $   10.81   $  19.11   $  23.41   $  24.93   $  26.17
                                             =========   ========   ========   ========   ========

--------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value..................    (40.04)%    (0.89)%     12.82%     10.38%     14.98%
                                             =========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses............................       0.87%      0.84%      0.84%      0.84%      0.83%
                                             =========   ========   ========   ========   ========
Net investment income (loss)..............       0.72%      0.14%      0.27%      0.28%    (0.01)%
                                             =========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000).............   $ 164,193   $351,954   $443,153   $482,681   $583,301
                                             =========   ========   ========   ========   ========
Portfolio turnover........................        127%       103%        72%        80%        82%
                                             =========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------



 (1) Based on average shares outstanding.

 (2) Amount is less than $(0.01) per share.

 (3) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (continued)

--------------------------------------------------------------------------------

                                                                      CLASS II
                                                ---------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------
                                                   2008       2007       2006      2005      2004
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $   19.06   $  23.35   $ 24.87   $ 26.11   $  25.55
                                                ---------   --------   -------   -------   --------
Net investment income (loss)(1)..............        0.09     (0.00)(2)   0.03      0.04     (0.04)
Net realized and unrealized gain (loss)......      (7.77)     (0.23)      3.11      2.57       3.82
                                                ---------   --------   -------   -------   --------
Net increase (decrease) from investment
  operations.................................      (7.68)     (0.23)      3.14      2.61       3.78
                                                ---------   --------   -------   -------   --------
Dividends and distributions from:
  Net investment income......................      (0.09)         --    (0.03)    (0.03)         --
  Net realized gain..........................      (0.50)     (4.06)    (4.63)    (3.82)     (3.22)
                                                ---------   --------   -------   -------   --------
Total dividends and distributions............      (0.59)     (4.06)    (4.66)    (3.85)     (3.22)
                                                ---------   --------   -------   -------   --------
Net asset value, end of year.................   $   10.79   $  19.06   $ 23.35   $ 24.87   $  26.11
                                                =========   ========   =======   =======   ========

---------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(3)
Based on net asset value.....................    (40.14)%    (1.03)%    12.67%    10.24%     14.80%
                                                =========   ========   =======   =======   ========
---------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses...............................       1.02%      0.99%     0.99%     0.99%      0.98%
                                                =========   ========   =======   =======   ========
Net investment income (loss).................       0.56%    (0.02)%     0.12%     0.14%    (0.16)%
                                                =========   ========   =======   =======   ========
---------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $   4,898   $ 11,281   $14,991   $16,489   $ 18,360
                                                =========   ========   =======   =======   ========
Portfolio turnover...........................        127%       103%       72%       80%        82%
                                                =========   ========   =======   =======   ========
---------------------------------------------------------------------------------------------------



 (1) Based on average shares outstanding.

 (2) Amount is less than $(0.01) per share.

 (3) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------


                                                                     CLASS III(1)
                                                -----------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                   2008       2007       2006       2005       2004
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $   15.93   $  20.20   $  59.70   $  90.00   $ 106.80
                                                ---------   --------   --------   --------   --------
Net Investment income (loss)(2)..............        0.07     (0.02)     (0.00)(3)    0.10     (0.00)(3)
Net realized and unrealized gain (loss)......      (6.50)     (0.20)       7.30       8.40      15.70
                                                ---------   --------   --------   --------   --------
Net increase (decrease) from investment
  operations.................................      (6.43)     (0.22)       7.30       8.50      15.70
                                                ---------   --------   --------   --------   --------
Dividends and distributions from:
  Net investment income......................      (0.09)         --     (0.50)     (0.60)         --
  Net realized gain..........................      (0.50)     (4.05)    (46.30)    (38.20)    (32.50)
                                                ---------   --------   --------   --------   --------
Total dividends and distributions............      (0.59)     (4.05)    (46.80)    (38.80)    (32.50)
                                                ---------   --------   --------   --------   --------
Net asset value, end of year.................   $    8.91   $  15.93   $  20.20   $  59.70   $  90.00
                                                =========   ========   ========   ========   ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:(4)
Based on net asset value.....................    (40.21)%    (1.15)%     12.28%     10.11%     14.75%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Total expenses...............................       1.12%      1.10%      1.08%      1.09%      1.07%
                                                =========   ========   ========   ========   ========
Net investment income (loss).................       0.49%    (0.12)%    (0.02)%      0.11%    (0.18)%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $   4,745   $  8,037   $  7,810   $ 27,600   $ 10,489
                                                =========   ========   ========   ========   ========
Portfolio turnover...........................        127%       103%        72%        80%        82%
                                                =========   ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------



 (1) On December 14, 2007, the Fund declared a 1 for 10 stock split. The net asset values and other per share information listed above have been restated to reflect the stock split.

 (2) Based on average shares outstanding.

 (3) Amount is less than $(0.01) per share.

 (4) Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Value Opportunities V.I. Fund (the "Fund"), which are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investments in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Company's Board of Directors (the "Board") as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

SECURITIES LENDING: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection

--------------------------------------------------------------------------------


with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended December 31, 2008, the Fund received only cash collateral for any securities loaned.

INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

OTHER: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2.  INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.75% of the average daily value of the Fund's average daily net assets.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor has contractually agreed to limit the operating expenses paid by the Fund (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $5,166 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Company, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII") which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc. The distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of 0.15% and 0.25% of the average daily value of the

--------------------------------------------------------------------------------


Fund's Class II and Class III net assets, respectively.

The Company has received an exceptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending--affiliated on the Statement of Operations. For the year ended December 31, 2008, BIM received $118,268 in securities lending agent fees.

In addition, MLPF&S received $107,953 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2008.

For the year ended December 31, 2008, for a portion of the period, Piper Jaffray was considered to be an affiliate of the Advisor and received $5,885 in commissions on the execution of portfolio transactions for the Fund.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended December 31, 2008, the Fund earned income of $19, which is included in income in the accompanying Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Company's Chief Compliance Officer.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $360,347,928 and $425,572,167, respectively.

4.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5.  INCOME TAX INFORMATION:

RECLASSIFICATIONS: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to the reclassification of distributions were reclassified to the following accounts:

---------------------------------------------
Undistributed net investment income....  $(18)
Accumulated net realized loss..........  $ 18

---------------------------------------------

--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

-------------------------------------------------------
                             12/31/2008      12/31/2007
-------------------------------------------------------
Distributions paid from:

  Ordinary Income..........  $6,917,219     $18,548,528

  Net long term-capital
     gain..................   2,558,412      47,421,764
                             ----------     -----------

Total taxable
  distributions............   9,475,631     $65,970,292
                             ==========     ===========

-------------------------------------------------------


As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

-------------------------------------------------
Undistributed net ordinary
  income..........................  $     225,810
                                    -------------
Total undistributed net earnings..        225,810
Capital loss carryforward.........    (24,264,136)
Net unrealized losses.............   (152,663,210)*
                                    -------------
Total accumulated net losses......  $(176,701,536)
                                    =============

-------------------------------------------------


* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration date:

------------------------------------------------
EXPIRES DECEMBER 31,
------------------------------------------------
2016...............................  $24,264,136

------------------------------------------------


6.  MARKET AND CREDIT RISK:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund's Statement of Assets and Liabilities.

The Fund invests a significant portion of its assets in securities in the financial services industry. Please see the Schedule of Investments for these securities. Changes in economic conditions affecting the financial services industry could affect the value, income and/or liquidity of position in such securities.

7.  CAPITAL SHARE TRANSACTIONS:

Transactions in shares for each class were as follows:

--------------------------------------------------------
Class I Shares
Year Ended December 31,
2008                           Shares          Amount
--------------------------------------------------------
Shares sold................     432,460     $  6,950,760

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........     860,618        8,924,605
                             ----------     ------------

Total issued...............   1,293,078       15,875,365

Shares redeemed............  (4,517,214)     (67,842,152)
                             ----------     ------------

Net decrease...............  (3,224,136)    $(51,966,787)
                             ==========     ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares
Year Ended December 31,
2007                           Shares          Amount
--------------------------------------------------------
Shares sold................     230,318     $  5,561,182

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........   3,253,464       62,368,902
                             ----------     ------------

Total issued...............   3,483,782       67,930,084

Shares redeemed............  (3,996,846)     (96,833,116)
                             ----------     ------------

Net decrease...............    (513,064)    $(28,903,032)
                             ==========     ============
--------------------------------------------------------



-------------------------------------------------------
Class II Shares
Year Ended December 31, 2008    Shares         Amount
-------------------------------------------------------
Shares sold..................    29,406     $   336,437

Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions..............    24,642         255,049
                               --------     -----------

Total issued.................    54,048         591,486

Shares redeemed..............  (191,923)     (3,140,986)
                               --------     -----------

Net decrease.................  (137,875)    $(2,549,500)
                               ========     ===========
-------------------------------------------------------



-------------------------------------------------------
Class II Shares
Year Ended December 31, 2007    Shares         Amount
-------------------------------------------------------
Shares sold..................     8,380     $   199,018

Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions..............   103,728       1,983,270
                               --------     -----------

Total issued.................   112,108       2,182,288

Shares redeemed..............  (162,244)     (3,942,555)
                               --------     -----------

Net decrease.................   (50,136)    $(1,760,267)
                               ========     ===========
-------------------------------------------------------



-------------------------------------------------------
Class III Shares
Year Ended December 31, 2008    Shares         Amount
-------------------------------------------------------
Shares sold..................   161,715     $ 2,025,799

Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions..............    34,617         295,977
                               --------     -----------

Total issued.................   196,332       2,321,776

Shares redeemed..............  (168,348)     (2,213,545)
                               --------     -----------

Net increase.................    27,984     $   108,231
                               ========     ===========
-------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------
Class III Shares
Year Ended December 31, 2007    Shares          Amount
--------------------------------------------------------
Shares sold.................     919,953     $ 2,066,955

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........     101,259       1,618,119
                              ----------     -----------

Total issued................   1,021,212       3,685,074

Shares redeemed.............    (811,510)     (1,750,027)

Shares tendered from reverse
  stock split...............  (3,570,803)             --
                              ----------     -----------

Net increase (decrease).....  (3,361,101)    $ 1,935,047
                              ==========     ===========
--------------------------------------------------------


8.  SUBSEQUENT EVENT:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF BLACKROCK VALUE OPPORTUNITIES V.I. FUND AND BOARD OF DIRECTORS
OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Value Opportunities V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2009

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors

--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS(1)
----------------------------------------------------------------------------------------------------------------------
                                              LENGTH
                                                OF                                     NUMBER OF
                                               TIME                                   BLACKROCK-
                                              SERVED                                    ADVISED
                                POSITION(S)    AS A                                    FUNDS AND
     NAME, ADDRESS AND             HELD       DIREC-     PRINCIPAL OCCUPATION(S)      PORTFOLIOS          PUBLIC
       YEAR OF BIRTH            WITH FUNDS    TOR(2)      DURING PAST FIVE YEARS       OVERSEEN        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez             Chairman of  Since     Formerly Director, Vice         35 Funds         ACE Limited
40 East 52nd Street             the Board,   2007      Chairman and Chief           103 Portfolios      (insurance
New York, NY 10022             Director and            Financial Officer of USX                      company); Eastman
1944                             Member of             Corporation (energy and                       Chemical Company
                                 the Audit             steel business) from 1991                      (chemical); RTI
                                 Committee             to 2001.                                        International
                                                                                                       Metals, Inc.
                                                                                                      (metals); TYCO
                                                                                                        Electronics
                                                                                                       (electronics)

----------------------------------------------------------------------------------------------------------------------
Fred G. Weiss                      Vice      Since     Managing Director, FGW        35 Funds 103         Watson
40 East 52nd Street             Chairman of  2007      Associates (consulting and     Portfolios      Pharmaceutical
New York, NY 10022              the Board,             investment company) since                           Inc.
1941                            Chairman of            1997; Director, Michael J.
                                 the Audit             Fox Foundation for
                                 Committee             Parkinson's Research since
                               and Director            2000; Formerly Director of
                                                       BTG International Plc (a
                                                       global technology
                                                       commercialization company)
                                                       from 2001 to 2007.
----------------------------------------------------------------------------------------------------------------------
James H. Bodurtha                Director    Since     Director, The China           35 Funds 103          None
40 East 52nd Street                          2002      Business Group, Inc.           Portfolios
New York, NY 10022                                     (consulting firm) since
1944                                                   1996 and formerly Executive
                                                       Vice President thereof from
                                                       1996 to 2003; Chairman of
                                                       the Board, Berkshire
                                                       Holding Corporation since
                                                       1980.
----------------------------------------------------------------------------------------------------------------------
Bruce R. Bond                    Director    Since     Formerly Trustee and Member   35 Funds 103          None
40 East 52nd Street                          2007      of the Governance              Portfolios
New York, NY 10022                                     Committee, State Street
1946                                                   Research Mutual Funds from
                                                       1997 to 2005; Formerly
                                                       Board Member of Governance,
                                                       Audit and Finance
                                                       Committee, Avaya Inc.
                                                       (computer equipment) from
                                                       2003 to 2007.
----------------------------------------------------------------------------------------------------------------------
Donald W. Burton                 Director    Since     Managing General Partner,     35 Funds 103      Knology, Inc.
40 East 52nd Street                          2007      The Burton Partnership, LP     Portfolios      (telecommunica-
New York, NY 10022                                     (an investment partnership)                    tions); Capital
1944                                                   since 1979; Managing                              Southwest
                                                       General Partner, The South                       (financial)
                                                       Atlantic Venture Funds
                                                       since 1983; Member of the
                                                       Investment Advisory Council
                                                       of the Florida State Board
                                                       of Administration from 2001
                                                       to 2007.
----------------------------------------------------------------------------------------------------------------------
Honorable Stuart E. Eizenstat    Director    Since     Partner and Head of           35 Funds 103     Alcatel-Lucent
40 East 52nd Street                          2007      International Practice,        Portfolios      (telecommunica-
New York, NY 10022                                     Covington and Burling (law                     tions); Global
1943                                                   firm) since 2001;                                 Specialty
                                                       International Advisory                          Metallurgical
                                                       Board Member, The Coca Cola                    (metallurgical
                                                       Company since 2002;                             industry) UPS
                                                       Advisory Board Member BT                         Corporation
                                                       Americas                                     (delivery service)
                                                       (telecommunications) since
                                                       2004; Member of the Board
                                                       of Directors, Chicago
                                                       Climate Exchange
                                                       (environmental) since 2006;
                                                       Member of the International
                                                       Advisory Board GML (energy)
                                                       since 2003.
----------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot                 Director    Since     Professor, Harvard            35 Funds 103          None
40 East 52nd Street                          2005      University since 1992.         Portfolios
New York, NY 10022
1957
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors (continued)

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS(1) (CONCLUDED)
----------------------------------------------------------------------------------------------------------------
                                    LENGTH
                                      OF                                         NUMBER OF
                                     TIME                                       BLACKROCK-
                                    SERVED                                        ADVISED
                      POSITION(S)    AS A                                        FUNDS AND
 NAME, ADDRESS AND       HELD       DIREC-       PRINCIPAL OCCUPATION(S)        PORTFOLIOS          PUBLIC
   YEAR OF BIRTH      WITH FUNDS    TOR(2)        DURING PAST FIVE YEARS         OVERSEEN        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------
John F. O'Brien        Director    Since     Trustee, Woods Hole               35 Funds 103    Cabot Corporation
40 East 52nd Street                2007      Oceanographic Institute since      Portfolios     (chemicals); LKQ
New York, NY 10022                           2003; Formerly Director,                          Corporation (auto
1943                                         Allmerica Financial Corporation                         parts
                                             from 1995 to 2003; Formerly                        manufacturing);
                                             Director, ABIOMED from 1989 to                     TJX Companies,
                                             2006; Formerly Director,                           Inc. (retailer)
                                             Ameresco, Inc. (energy
                                             solutions company) from 2006 to
                                             2007.
----------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo    Director    Since     Shareholder, Modrall, Sperling,   35 Funds 103          None
40 East 52nd Street                2002      Roehl, Harris & Sisk, P.A. (law    Portfolios
New York, NY 10022                           firm) since 1993; Chairman of
1942                                         the Board, Cooper's Inc.,
                                             (retail) since 2000; Director
                                             of ECMC Group (service provider
                                             to students, schools and
                                             lenders) since 2001; President,
                                             The American Law Institute,
                                             (non-profit), since 2008;
                                             Formerly President, American
                                             Bar Association from 1995 to
                                             1996.
----------------------------------------------------------------------------------------------------------------
Jean Margo Reid        Director    Since     Self-employed consultant since    35 Funds 103          None
40 East 52nd Street                2007      2001; Director and Secretary,      Portfolios
New York, NY 10022                           SCB, Inc. (holding company)
1945                                         since 1998; Director and
                                             Secretary, SCB Partners, Inc.
                                             (holding company) since 2000;
                                             Formerly Director, Covenant
                                             House (non-profit) from 2001 to
                                             2004.
----------------------------------------------------------------------------------------------------------------
David H. Walsh         Director    Since     Director, National Museum of      35 Funds 103          None
40 East 52nd Street                2007      Wildlife Art since 2007;           Portfolios
New York, NY 10022                           Director, Ruckleshaus Institute
1941                                         and Haub School of Natural
                                             Resources at the University of
                                             Wyoming from 2006 to 2008;
                                             Trustee, University of Wyoming
                                             Foundation since 2008;
                                             Director, The American Museum
                                             of Fly Fishing since 1997;
                                             Formerly Director, The National
                                             Audubon Society from 1998 to
                                             2005.
----------------------------------------------------------------------------------------------------------------
Richard R. West      Director and  Since     Dean Emeritus, New York           35 Funds 103    Bowne & Co., Inc.
40 East 52nd Street    Member of   2007      University's Leonard N. Stern      Portfolios        (financial
New York, NY 10022     the Audit             School of Business                               printers); Vornado
1938                   Committee             Administration since 1995.                       Realty Trust (real
                                                                                               estate company);
                                                                                               Alexander's Inc.
                                                                                                 (real estate
                                                                                                   company)
----------------------------------------------------------------------------------------------------------------


(1) Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

--------------------------------------------------------------------------------
(2) Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc. ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds' board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O'Brien since 2004; Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors (continued)

--------------------------------------------------------------------------------

INTERESTED DIRECTORS(1)
---------------------------------------------------------------------------------------------------------------
                                   LENGTH                                       NUMBER OF
                                     OF                                        BLACKROCK-
                                    TIME                                         ADVISED
                     POSITION(S)   SERVED                                       FUNDS AND
 NAME, ADDRESS AND      HELD        AS A        PRINCIPAL OCCUPATION(S)        PORTFOLIOS          PUBLIC
   YEAR OF BIRTH     WITH FUNDS   DIRECTOR       DURING PAST FIVE YEARS         OVERSEEN        DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------
Richard S. Davis      Director    Since     Managing Director, BlackRock,     174 Funds 286         None
40 East 52nd                      2007      Inc. since 2005; Formerly Chief    Portfolios
Street                                      Executive Officer, State Street
New York, NY 10022                          Research & Management Company
1945                                        from 2000 to 2005; Formerly
                                            Chairman of the Board of
                                            Trustees, State Street Research
                                            Mutual Funds from 2000 to 2005;
                                            Formerly Chairman, SSR Realty
                                            from 2000 to 2004.

---------------------------------------------------------------------------------------------------------------
Laurence D. Fink      Director    Since     Chairman and Chief Executive      35 Funds 103          None
40 East 52nd                      2007      Officer of BlackRock, Inc.         Portfolios
Street                                      since its formation in 1998 and
New York, NY 10022                          of BlackRock, Inc.'s
1952                                        predecessor entities since 1988
                                            and Chairman of the Executive
                                            and Management Committees;
                                            Formerly Managing Director, The
                                            First Boston Corporation,
                                            Member of its Management
                                            Committee, Co-head of its
                                            Taxable Fixed Income Division
                                            and Head of its Mortgage and
                                            Real Estate Products Group;
                                            Chairman of the Board of
                                            several of BlackRock's
                                            alternative investment
                                            vehicles; Director of several
                                            of BlackRock's offshore funds;
                                            Member of the Board of Trustees
                                            of New York University, Chair
                                            of the Financial Affairs
                                            Committee and a member of the
                                            Executive Committee, the Ad Hoc
                                            Committee on Board Governance,
                                            and the Committee on Trustees;
                                            Co-Chairman of the NYU
                                            Hospitals Center Board of
                                            Trustees, Chairman of the
                                            Development/Trustee Stewardship
                                            Committee and Chairman of the
                                            Finance Committee; Trustee, The
                                            Boys' Club of New York.
---------------------------------------------------------------------------------------------------------------
Henry Gabbay          Director    Since     Formerly Consultant, BlackRock,   174 Funds 286         None
40 East 52nd                      2007      Inc. from 2007 to 2008;            Portfolios
Street                                      Formerly Managing Director,
New York, NY 10022                          BlackRock, Inc. from 1989 to
1947                                        2007; Formerly Chief
                                            Administrative Officer,
                                            BlackRock Advisors, LLC from
                                            1998 to 2007; Formerly
                                            President of BlackRock Funds
                                            and BlackRock Bond Allocation
                                            Target Shares from 2005 to 2007
                                            and Treasurer of certain
                                            closed-end funds in the
                                            BlackRock fund complex from
                                            1989 to 2006.
---------------------------------------------------------------------------------------------------------------


(1) Messrs. Davis and Fink are both "interested persons," as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Funds based on his former positions with BlackRock, Inc. and its affiliates, as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors (concluded)

--------------------------------------------------------------------------------

FUNDS OFFICERS(1)
---------------------------------------------------------------------------------
                        POSITION(S)
                           HELD         LENGTH
 NAME, ADDRESS AND       WITH THE       OF TIME    PRINCIPAL OCCUPATION(S) DURING
   YEAR OF BIRTH           FUNDS        SERVED             PAST FIVE YEARS
---------------------------------------------------------------------------------

Donald C. Burke        Fund              Since     Managing Director of
40 East 52nd Street    President         2007      BlackRock, Inc. since 2006;
New York, NY 10022     and Chief                   Formerly Managing Director of
1960                   Executive                   Merrill Lynch Investment
                       Officer                     Managers, L.P. ("MLIM") and
                                                   Fund Asset Management, L.P.
                                                   ("FAM") in 2006, First Vice
                                                   President thereof from 1997 to
                                                   2005, Treasurer thereof from
                                                   1999 to 2006 and Vice
                                                   President thereof from 1990 to
                                                   1997.

---------------------------------------------------------------------------------

Anne F. Ackerley       Vice              Since     Managing Director of
40 East 52nd Street    President         2007      BlackRock, Inc. since 2000;
New York, NY 10022                                 Chief Operating Officer of
1962                                               BlackRock's U.S. Retail Group
                                                   since 2006; Formerly Head of
                                                   BlackRock's Mutual Fund Group
                                                   from 2000 to 2006.
---------------------------------------------------------------------------------

Neal J. Andrews        Chief             Since     Managing Director of
40 East 52nd Street    Financial         2007      BlackRock, Inc. since 2006;
New York, NY 10022     Officer                     Formerly Senior Vice President
1966                                               and Line of Business Head of
                                                   Fund Accounting and
                                                   Administration at PNC Global
                                                   Investment Servicing (U.S.)
                                                   Inc. (formerly PFPC Inc.) from
                                                   1992 to 2006.
---------------------------------------------------------------------------------

Jay M. Fife            Treasurer         Since     Managing Director of
40 East 52nd Street                      2007      BlackRock, Inc. since 2007 and
New York, NY 10022                                 Director in 2006; Formerly
1970                                               Assistant Treasurer of the
                                                   MLIM/FAM advised funds from
                                                   2005 to 2006; Director of MLIM
                                                   Fund Services Group from 2001
                                                   to 2006.
---------------------------------------------------------------------------------

Brian P. Kindelan      Chief             Since     Chief Compliance Officer of
40 East 52nd Street    Compliance        2007      the BlackRock-advised Funds
New York, NY 10022     Officer                     since 2007; Managing Director
1959                                               and Senior Counsel of
                                                   BlackRock, Inc. since 2005;
                                                   Formerly Director and Senior
                                                   Counsel of BlackRock Advisors,
                                                   Inc. from 2001 to 2004.
---------------------------------------------------------------------------------

Howard B. Surloff      Secretary         Since     Managing Director of
40 East 52nd Street                      2007      BlackRock, Inc. and General
New York, NY 10022                                 Counsel of U.S. Funds at
1965                                               BlackRock, Inc. since 2006;
                                                   Formerly General Counsel
                                                   (U.S.) of Goldman Sachs Asset
                                                   Management, L.P. from 1993 to
                                                   2006.
---------------------------------------------------------------------------------


(1) Officers of the Funds serve at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------
Further information about the Funds' Officers and Directors is available in the Funds' Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Custodian & Transfer Agent

--------------------------------------------------------------------------------

CUSTODIAN
For all Funds except BlackRock Global Allocation
V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund:

The Bank of New York Mellon
New York, NY 10286

For BlackRock Global Allocation V.I. Fund,
BlackRock International Value V.I. Fund and
BlackRock Large Cap Growth V.I. Fund:

Brown Brothers Harriman & Co.
Boston, MA 02109-3661


TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

ACCOUNTING AGENT
State Street Bank and Trust Company
Princeton, NJ 08540

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Princeton, NJ 08540

LEGAL COUNSEL
Willkie, Farr & Gallagher LLP
New York, NY 10019

PRINCIPAL OFFICE OF THE FUNDS
100 Bellevue Parkway
Wilmington, DE 19809

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Availability of Quarterly Schedule of Investments

--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Privacy Principles

--------------------------------------------------------------------------------

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

--------------------------------------------------------------------------------

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, other than with respect to the Fund's participation in the U.S. Treasury Department Temporary Guarantee Program for Money Market Funds disclosed in this annual report. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) on www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how each Fund voted proxies relating to securities held in each Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                                 #16897-AR-12/08

--------------------------------------------------------------------------------

Item 2   - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3   - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           Robert M. Hernandez
           Fred G. Weiss
           Richard R. West

           Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4   - Principal Accountant Fees and Services

                                                 (B) AUDIT-RELATED                                (D) ALL
                             (A) AUDIT FEES            FEES(1)          (C) TAX FEES(2)        OTHER FEES(3)
                          -------------------   -------------------   -------------------   -------------------
                           CURRENT   PREVIOUS    CURRENT   PREVIOUS    CURRENT   PREVIOUS    CURRENT   PREVIOUS
                           FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
ENTITY NAME               YEAR END   YEAR END   YEAR END   YEAR END   YEAR END   YEAR END   YEAR END   YEAR END
--------------------      --------   --------   --------   --------   --------   --------   --------   --------
BlackRock Balanced
   Capital V.I. Fund       $23,300    $22,000      $0         $0       $ 8,100    $ 8,100    $1,049     $1,042
BlackRock Basic
   Value V.I. Fund         $35,300    $37,500      $0         $0       $ 8,100    $ 8,100    $1,049     $1,042
BlackRock
   Fundamental Growth
   V.I. Fund               $20,300    $22,800      $0         $0       $10,350    $11,329    $1,049     $1,042
BlackRock Global
   Allocation V.I. Fund    $37,300    $37,800      $0         $0       $19,513    $12,763    $1,049     $1,042
BlackRock Global
   Growth V.I. Fund        $24,300    $26,000      $0         $0       $13,233    $12,592    $1,049     $1,042
BlackRock Government
   Income V.I. Fund        $25,300    $26,400      $0         $0       $ 8,100    $ 8,100    $1,049     $1,042
BlackRock High
   Income V.I. Fund        $29,300    $31,000      $0         $0       $ 8,100    $ 8,100    $1,049     $1,042
BlackRock
   International Value
   V.I. Fund               $27,300    $28,300      $0         $0       $ 8,100    $ 8,100    $1,049     $1,042
BlackRock Large Cap
   Core V.I. Fund          $30,400    $30,500      $0         $0       $ 8,100    $ 8,100    $1,049     $1,042
BlackRock Large Cap
   Growth V.I. Fund        $20,300    $22,500      $0         $0       $ 8,100    $ 8,100    $1,049     $1,042
BlackRock Large Cap
   Value V.I. Fund         $22,400    $22,500      $0         $0       $ 8,100    $ 8,100    $1,049     $1,042
BlackRock Money
   Market V.I. Fund        $21,300    $23,400      $0         $0       $ 8,100    $ 8,100    $  749     $  743
BlackRock S&P 500
   Index V.I. Fund         $28,300    $30,400      $0         $0       $ 8,100    $ 8,100    $1,049     $1,042

BlackRock Total
   Return V.I. Fund        $26,300    $28,400      $0         $0       $ 8,100    $ 8,100    $1,049     $1,042
BlackRock Utilities
   and
   Telecommunications
   V.I. Fund               $18,300    $21,300      $0         $0       $ 8,100    $ 8,100    $1,049     $1,042
BlackRock Value
   Opportunities V.I.
   Fund                    $25,300    $28,400      $0         $0       $ 8,100    $ 8,100    $1,049     $1,042

(1) The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(2) The nature of the services include tax compliance, tax advice and tax planning.

(3) The nature of the services include a review of compliance procedures and attestation thereto.

           (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

           (e)(2) None of the services described in each of Items 4(b) through
           (d) were approved by the audit committee pursuant to paragraph
           (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

           (f) Not Applicable

           (g) Affiliates' Aggregate Non-Audit Fees:

                                                       CURRENT FISCAL YEAR   PREVIOUS FISCAL YEAR
                   ENTITY NAME                                  END                   END
----------------------------------------------------   -------------------   --------------------
BlackRock Balanced Capital V.I. Fund                         $414,149              $293,642

BlackRock Basic Value V.I. Fund                              $414,149              $293,642
BlackRock Fundamental Growth V.I. Fund                       $416,399              $296,871
BlackRock Global Allocation V.I. Fund                        $425,562              $298,305
BlackRock Global Growth V.I. Fund                            $419,282              $298,134
BlackRock Government Income V.I. Fund                        $414,149              $293,642
BlackRock High Income V.I. Fund                              $414,149              $293,642
BlackRock International Value V.I. Fund                      $414,149              $293,642
BlackRock Large Cap Core V.I. Fund                           $414,149              $293,642
BlackRock Large Cap Growth V.I. Fund                         $414,149              $293,642
BlackRock Large Cap Value V.I. Fund                          $414,149              $293,642
BlackRock Money Market V.I. Fund                             $413,849              $293,343
BlackRock S&P 500 Index V.I. Fund                            $414,149              $293,642
BlackRock Total Return V.I. Fund                             $414,149              $293,642
BlackRock Utilities and Telecommunications V.I. Fund         $414,149              $293,642
BlackRock Value Opportunities V.I. Fund                      $414,149              $293,642

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
           (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $405,000, 0%

Item 5   - Audit Committee of Listed Registrants - Not Applicable

Item 6   - Investments

           (a) BlackRock S&P 500 Index V.I. Fund - Schedule of Investments

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   ------------
AEROSPACE & DEFENSE - 2.7%               Boeing Co.                                                 13,228   $    564,439
                                         General Dynamics Corp.                                      7,128        410,502
                                         Goodrich Corp.                                              2,263         83,776
                                         Honeywell International, Inc.                              13,263        435,424
                                         L-3 Communications Holdings, Inc.                           2,129        157,078
                                         Lockheed Martin Corp.                                       5,933        498,847
                                         Northrop Grumman Corp.                                      6,040        272,042
                                         Precision Castparts Corp.                                   2,500        148,700
                                         Raytheon Co.                                                7,446        380,044
                                         Rockwell Collins, Inc.                                      2,883        112,696
                                         United Technologies Corp.                                  17,164        919,990
                                                                                                             ------------
                                                                                                                3,983,538

AIR FREIGHT & LOGISTICS - 1.1%           C.H. Robinson Worldwide, Inc.                               3,000        165,090
                                         Expeditors International Washington, Inc.                   3,800        126,426
                                         FedEx Corp.                                                 5,555        356,353
                                         United Parcel Service, Inc. Class B                        17,900        987,364
                                                                                                             ------------
                                                                                                                1,635,233

AIRLINES - 0.1%                          Southwest Airlines Co.                                     12,975        111,845

AUTO COMPONENTS - 0.2%                   The Goodyear Tire & Rubber Co. (a)                          4,234         25,277
                                         Johnson Controls, Inc.                                     10,638        193,186
                                                                                                             ------------
                                                                                                                  218,463

AUTOMOBILES - 0.1%                       Ford Motor Co. (a)(b)                                      43,162         98,841
                                         General Motors Corp. (b)                                   10,483         33,546
                                         Harley-Davidson, Inc.                                       4,252         72,156
                                                                                                             ------------
                                                                                                                  204,543

BEVERAGES - 2.5%                         Brown-Forman Corp. Class B                                  1,772         91,240
                                         The Coca-Cola Co.                                          35,696      1,615,958
                                         Coca-Cola Enterprises, Inc.                                 5,437         65,407
                                         Constellation Brands, Inc. Class A (a)                      3,500         55,195
                                         Dr. Pepper Snapple Group, Inc. (a)                          4,500         73,125
                                         Molson Coors Brewing Co. Class B                            2,682        131,203
                                         Pepsi Bottling Group, Inc.                                  2,404         54,114
                                         PepsiCo, Inc.                                              27,939      1,530,219
                                                                                                             ------------
                                                                                                                3,616,461

BIOTECHNOLOGY - 2.1%                     Amgen, Inc. (a)                                            19,023      1,098,578
                                         Biogen Idec, Inc. (a)                                       5,126        244,151
                                         Celgene Corp. (a)                                           8,100        447,768
                                         Cephalon, Inc. (a)                                          1,200         92,448
                                         Genzyme Corp. (a)                                           4,800        318,576
                                         Gilead Sciences, Inc. (a)                                  16,500        843,810
                                                                                                             ------------
                                                                                                                3,045,331

BUILDING PRODUCTS - 0.1%                 Masco Corp.                                                 6,451         71,800

CAPITAL MARKETS - 2.3%                   American Capital Ltd. (b)                                   3,700         11,988
                                         Ameriprise Financial, Inc.                                  3,895         90,987
                                         The Bank of New York Mellon Corp.                          20,467        579,830

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   ------------
                                         The Charles Schwab Corp.                                   16,665   $    269,473
                                         E*Trade Financial Corp. (a)                                 8,300          9,545
                                         Federated Investors, Inc. Class B                           1,500         25,440
                                         Franklin Resources, Inc.                                    2,722        173,609
                                         The Goldman Sachs Group, Inc.                               7,930        669,213
                                         Invesco Ltd. (c)                                            7,000        101,080
                                         Janus Capital Group, Inc.                                   2,711         21,769
                                         Legg Mason, Inc.                                            2,500         54,775
                                         Merrill Lynch & Co., Inc. (d)                              28,779        334,988
                                         Morgan Stanley                                             19,263        308,979
                                         Northern Trust Corp.                                        4,001        208,612
                                         State Street Corp.                                          7,693        302,566
                                         T. Rowe Price Group, Inc.                                   4,586        162,528
                                                                                                             ------------
                                                                                                                3,325,382

CHEMICALS - 1.7%                         Air Products & Chemicals, Inc.                              3,789        190,473
                                         CF Industries Holdings, Inc.                                1,000         49,160
                                         The Dow Chemical Co.                                       16,536        249,528
                                         E.I. du Pont de Nemours & Co.                              16,096        407,229
                                         Eastman Chemical Co.                                        1,458         46,233
                                         Ecolab, Inc.                                                3,176        111,636
                                         International Flavors & Fragrances, Inc.                    1,399         41,578
                                         Monsanto Co.                                                9,834        691,822
                                         PPG Industries, Inc.                                        2,943        124,871
                                         Praxair, Inc.                                               5,654        335,621
                                         Rohm & Haas Co.                                             2,288        141,376
                                         Sigma-Aldrich Corp.                                         2,234         94,364
                                                                                                             ------------
                                                                                                                2,483,891

COMMERCIAL BANKS - 3.0%                  BB&T Corp.                                                  9,896        271,744
                                         Comerica, Inc.                                              2,726         54,111
                                         Fifth Third Bancorp                                        10,219         84,409
                                         First Horizon National Corp.                                3,582         37,858
                                         Huntington Bancshares, Inc.                                 6,505         49,828
                                         KeyCorp                                                     8,803         75,002
                                         M&T Bank Corp.                                              1,400         80,374
                                         Marshall & Ilsley Corp.                                     4,600         62,744
                                         National City Corp.                                        35,325         63,938
                                         The PNC Financial Services Group, Inc. (d)                  6,264        306,936
                                         Regions Financial Corp.                                    12,393         98,648
                                         SunTrust Banks, Inc.                                        6,396        188,938
                                         U.S. Bancorp                                               31,504        787,915
                                         Wachovia Corp.                                             39,484        218,741
                                         Wells Fargo & Co.                                          68,106      2,007,765
                                         Zions Bancorporation                                        2,024         49,608
                                                                                                             ------------
                                                                                                                4,438,559

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   ------------
COMMERCIAL SERVICES & SUPPLIES - 0.5%    Avery Dennison Corp.                                        1,867   $     61,107
                                         Cintas Corp.                                                2,336         54,265
                                         Pitney Bowes, Inc.                                          3,715         94,658
                                         R.R. Donnelley & Sons Co.                                   3,744         50,844
                                         Republic Services, Inc. Class A                             5,899        146,244
                                         Stericycle, Inc. (a)                                        1,600         83,328
                                         Waste Management, Inc.                                      8,810        291,963
                                                                                                             ------------
                                                                                                                  782,409

COMMUNICATIONS EQUIPMENT - 2.4%          Ciena Corp. (a)                                             1,514         10,144
                                         Cisco Systems, Inc. (a)                                   105,415      1,718,265
                                         Corning, Inc.                                              28,158        268,346
                                         Harris Corp.                                                2,300         87,515
                                         JDS Uniphase Corp. (a)                                      3,834         13,994
                                         Juniper Networks, Inc. (a)                                  9,700        169,847
                                         Motorola, Inc.                                             40,436        179,131
                                         QUALCOMM, Inc.                                             29,768      1,066,587
                                         Tellabs, Inc. (a)                                           7,133         29,388
                                                                                                             ------------
                                                                                                                3,543,217

COMPUTERS & PERIPHERALS - 4.1%           Apple, Inc. (a)                                            15,990      1,364,746
                                         Dell, Inc. (a)                                             31,176        319,242
                                         EMC Corp. (a)                                              36,904        386,385
                                         Hewlett-Packard Co.                                        44,043      1,598,320
                                         International Business Machines Corp.                      24,134      2,031,117
                                         Lexmark International, Inc. Class A (a)                     1,507         40,538
                                         NetApp, Inc. (a)                                            5,865         81,934
                                         QLogic Corp. (a)                                            2,386         32,068
                                         SanDisk Corp. (a)                                           4,200         40,320
                                         Sun Microsystems, Inc. (a)                                 13,378         51,104
                                         Teradata Corp. (a)                                          3,200         47,456
                                                                                                             ------------
                                                                                                                5,993,230

CONSTRUCTION & ENGINEERING - 0.2%        Fluor Corp.                                                 3,248        145,738
                                         Jacobs Engineering Group, Inc. (a)                          2,200        105,820
                                                                                                             ------------
                                                                                                                  251,558

CONSTRUCTION MATERIALS - 0.1%            Vulcan Materials Co.                                        1,950        135,681

CONSUMER FINANCE - 0.5%                  American Express Co.                                       20,778        385,432
                                         Capital One Financial Corp.                                 6,932        221,061
                                         Discover Financial Services, Inc.                           8,481         80,824
                                         SLM Corp. (a)                                               8,323         74,075
                                                                                                             ------------
                                                                                                                  761,392

CONTAINERS & PACKAGING - 0.2%            Ball Corp.                                                  1,736         72,200
                                         Bemis Co.                                                   1,756         41,582
                                         Owens-Illinois, Inc. (a)                                    3,000         81,990
                                         Pactiv Corp. (a)                                            2,367         58,891
                                         Sealed Air Corp.                                            2,820         42,131
                                                                                                             ------------
                                                                                                                  296,794

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   ------------
DISTRIBUTORS - 0.1%                      Genuine Parts Co.                                           2,938   $    111,233

DIVERSIFIED CONSUMER SERVICES - 0.2%     Apollo Group, Inc. Class A (a)                              1,900        145,578
                                         H&R Block, Inc.                                             5,862        133,185
                                                                                                             ------------
                                                                                                                  278,763

DIVERSIFIED FINANCIAL SERVICES - 3.3%    Bank of America Corp.                                      90,093      1,268,509
                                         CIT Group, Inc.                                             6,560         29,782
                                         CME Group, Inc.                                             1,199        249,524
                                         Citigroup, Inc.                                            97,751        655,909
                                         IntercontinentalExchange, Inc. (a)                          1,400        115,416
                                         JPMorgan Chase & Co.                                       67,001      2,112,542
                                         Leucadia National Corp.                                     3,200         63,360
                                         Moody's Corp.                                               3,604         72,404
                                         The NASDAQ Stock Market, Inc. (a)                           2,500         61,775
                                         NYSE Euronext                                               4,700        128,686
                                                                                                             ------------
                                                                                                                4,757,907

DIVERSIFIED TELECOMMUNICATION            AT&T Inc.                                                 105,902      3,018,207
SERVICES - 3.5%                          CenturyTel, Inc.                                            1,802         49,249
                                         Embarq Corp.                                                2,584         92,921
                                         Frontier Communications Corp.                               5,703         49,844
                                         Qwest Communications International Inc.                    26,496         96,445
                                         Verizon Communications, Inc.                               51,018      1,729,510
                                         Windstream Corp.                                            7,802         71,778
                                                                                                             ------------
                                                                                                                5,107,954

ELECTRIC UTILITIES - 2.4%                Allegheny Energy, Inc.                                      3,022        102,325
                                         American Electric Power Co., Inc.                           7,118        236,887
                                         Duke Energy Corp.                                          22,631        339,691
                                         Edison International                                        5,796        186,168
                                         Entergy Corp.                                               3,472        288,627
                                         Exelon Corp.                                               11,778        654,975
                                         FPL Group, Inc.                                             7,214        363,081
                                         FirstEnergy Corp.                                           5,488        266,607
                                         PPL Corp.                                                   6,758        207,403
                                         Pepco Holdings, Inc.                                        3,600         63,936
                                         Pinnacle West Capital Corp.                                 1,824         58,605
                                         Progress Energy, Inc.                                       4,629        184,466
                                         The Southern Co.                                           13,718        507,566
                                                                                                             ------------
                                                                                                                3,460,337

ELECTRICAL EQUIPMENT - 0.5%              Cooper Industries Ltd. Class A                              3,130         91,490
                                         Emerson Electric Co.                                       13,850        507,049
                                         Rockwell Automation, Inc.                                   2,583         83,276
                                                                                                             ------------
                                                                                                                  681,815

ELECTRONIC EQUIPMENT &                   Agilent Technologies, Inc. (a)                              6,462        101,001
INSTRUMENTS - 0.3%                       Amphenol Corp. Class A                                      3,200         76,736
                                         Flir Systems, Inc. (a)                                      2,500         76,700

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   ------------
                                         Jabil Circuit, Inc.                                         3,715   $     25,076
                                         Molex, Inc.                                                 2,563         37,138
                                         Tyco Electronics Ltd.                                       8,490        137,623
                                                                                                             ------------
                                                                                                                  454,274

ENERGY EQUIPMENT & SERVICES - 1.5%       BJ Services Co.                                             5,100         59,517
                                         Baker Hughes, Inc.                                          5,508        176,642
                                         Cameron International Corp. (a)                             3,900         79,950
                                         ENSCO International, Inc.                                   2,600         73,814
                                         Halliburton Co.                                            15,804        287,317
                                         Nabors Industries Ltd. (a)                                  4,992         59,754
                                         National Oilwell Varco, Inc. (a)                            7,402        180,905
                                         Noble Corp.                                                 4,774        105,458
                                         Rowan Cos., Inc.                                            2,035         32,357
                                         Schlumberger Ltd.                                          21,490        909,672
                                         Smith International, Inc.                                   3,900         89,271
                                         Weatherford International Ltd. (a)                         12,200        132,004
                                                                                                             ------------
                                                                                                                2,186,661

FOOD & STAPLES RETAILING - 3.2%          CVS Caremark Corp.                                         25,766        740,515
                                         Costco Wholesale Corp.                                      7,705        404,513
                                         The Kroger Co.                                             11,726        309,684
                                         SUPERVALU, Inc.                                             3,838         56,035
                                         SYSCO Corp.                                                10,771        247,087
                                         Safeway, Inc.                                               7,747        184,146
                                         Wal-Mart Stores, Inc.                                      40,116      2,248,903
                                         Walgreen Co.                                               17,744        437,744
                                         Whole Foods Market, Inc. (b)                                2,500         23,600
                                                                                                             ------------
                                                                                                                4,652,227

FOOD PRODUCTS - 1.7%                     Archer-Daniels-Midland Co.                                 11,482        331,026
                                         Campbell Soup Co.                                           3,793        113,828
                                         ConAgra Foods, Inc.                                         8,132        134,178
                                         Dean Foods Co. (a)                                          2,700         48,519
                                         General Mills, Inc.                                         5,908        358,911
                                         H.J. Heinz Co.                                              5,549        208,642
                                         The Hershey Co.                                             2,948        102,414
                                         The J.M. Smucker Co.                                        2,200         95,392
                                         Kellogg Co.                                                 4,389        192,458
                                         Kraft Foods, Inc.                                          26,371        708,061
                                         McCormick & Co., Inc.                                       2,300         73,278
                                         Sara Lee Corp.                                             12,617        123,520
                                         Tyson Foods, Inc. Class A                                   5,100         44,676
                                                                                                             ------------
                                                                                                                2,534,903

GAS UTILITIES - 0.1%                     Equitable Resources, Inc.                                   2,400         80,520
                                         Nicor, Inc.                                                   729         25,325
                                         Questar Corp.                                               3,100        101,339
                                                                                                             ------------
                                                                                                                  207,184

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   ------------
HEALTH CARE EQUIPMENT &                  Baxter International, Inc.                                 11,258   $    603,316
SUPPLIES - 2.1%                          Becton Dickinson & Co.                                      4,288        293,256
                                         Boston Scientific Corp. (a)                                26,825        207,626
                                         C.R. Bard, Inc.                                             1,754        147,792
                                         Covidien Ltd.                                               8,990        325,798
                                         Dentsply International, Inc.                                2,800         79,072
                                         Hospira, Inc. (a)                                           2,852         76,491
                                         Intuitive Surgical, Inc. (a)                                  694         88,131
                                         Medtronic, Inc.                                            20,162        633,490
                                         St. Jude Medical, Inc. (a)                                  6,088        200,660
                                         Stryker Corp.                                               4,396        175,620
                                         Varian Medical Systems, Inc. (a)                            2,200         77,088
                                         Zimmer Holdings, Inc. (a)                                   4,116        166,369
                                                                                                             ------------
                                                                                                                3,074,709

HEALTH CARE PROVIDERS &                  Aetna, Inc.                                                 8,472        241,452
SERVICES - 2.0%                          AmerisourceBergen Corp.                                     2,870        102,344
                                         Cardinal Health, Inc.                                       6,437        221,883
                                         Cigna Corp.                                                 4,889         82,380
                                         Coventry Health Care, Inc. (a)                              2,650         39,432
                                         DaVita, Inc. (a)                                            1,800         89,226
                                         Express Scripts, Inc. (a)                                   4,400        241,912
                                         Humana, Inc. (a)                                            3,057        113,965
                                         Laboratory Corp. of America Holdings (a)                    2,000        128,820
                                         McKesson Corp.                                              4,907        190,048
                                         Medco Health Solutions, Inc. (a)                            9,066        379,956
                                         Patterson Cos., Inc. (a)                                    1,600         30,000
                                         Quest Diagnostics, Inc.                                     2,800        145,348
                                         Tenet Healthcare Corp. (a)                                  7,312          8,409
                                         UnitedHealth Group, Inc.                                   21,758        578,763
                                         WellPoint, Inc. (a)                                         9,204        387,765
                                                                                                             ------------
                                                                                                                2,981,703

HEALTH CARE TECHNOLOGY - 0.0%            IMS Health, Inc.                                            3,314         50,240

HOTELS, RESTAURANTS & LEISURE - 1.5%     Carnival Corp.                                              7,773        189,039
                                         Darden Restaurants, Inc.                                    2,461         69,351
                                         International Game Technology                               5,508         65,490
                                         Marriott International, Inc. Class A                        5,266        102,424
                                         McDonald's Corp.                                           19,972      1,242,059
                                         Starbucks Corp. (a)                                        12,944        122,450
                                         Starwood Hotels & Resorts Worldwide, Inc.                   3,309         59,231
                                         Wyndham Worldwide Corp.                                     3,265         21,386
                                         Wynn Resorts Ltd. (a)(b)                                    1,100         46,486
                                         Yum! Brands, Inc.                                           8,384        264,096
                                                                                                             ------------
                                                                                                                2,182,012

HOUSEHOLD DURABLES - 0.4%                Black & Decker Corp.                                        1,085         45,364
                                         Centex Corp.                                                2,372         25,238
                                         D.R. Horton, Inc.                                           4,800         33,936

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   ------------
                                         Fortune Brands, Inc.                                        2,699   $    111,415
                                         Harman International Industries, Inc.                       1,100         18,403
                                         KB Home                                                     1,378         18,768
                                         Leggett & Platt, Inc.                                       2,855         43,367
                                         Lennar Corp. Class A                                        2,650         22,976
                                         Newell Rubbermaid, Inc.                                     4,885         47,775
                                         Pulte Homes, Inc.                                           3,784         41,359
                                         Snap-On, Inc.                                               1,041         40,995
                                         The Stanley Works                                           1,441         49,138
                                         Whirlpool Corp.                                             1,413         58,428
                                                                                                             ------------
                                                                                                                  557,162

HOUSEHOLD PRODUCTS - 3.1%                Clorox Co.                                                  2,468        137,122
                                         Colgate-Palmolive Co.                                       8,985        615,832
                                         Kimberly-Clark Corp.                                        7,321        386,110
                                         The Procter & Gamble Co.                                   53,584      3,312,563
                                                                                                             ------------
                                                                                                                4,451,627

IT SERVICES - 0.9%                       Affiliated Computer Services, Inc. Class A (a)              1,700         78,115
                                         Automatic Data Processing, Inc.                             9,155        360,158
                                         Cognizant Technology Solutions Corp. (a)                    5,200         93,912
                                         Computer Sciences Corp. (a)                                 2,708         95,159
                                         Convergys Corp. (a)                                         2,134         13,679
                                         Fidelity National Information Services, Inc.                3,200         52,064
                                         Fiserv, Inc. (a)                                            2,955        107,473
                                         MasterCard, Inc. Class A                                    1,293        184,808
                                         Paychex, Inc.                                               5,760        151,373
                                         Total System Services, Inc.                                 3,600         50,400
                                         The Western Union Co.                                      13,008        186,535
                                                                                                             ------------
                                                                                                                1,373,676

INDEPENDENT POWER PRODUCERS              The AES Corp. (a)                                          11,922         98,237
& ENERGY TRADERS - 0.1%                  Constellation Energy Group, Inc.                            3,352         84,102
                                         Dynegy, Inc. Class A (a)                                    9,034         18,068
                                                                                                             ------------
                                                                                                                  200,407

INDUSTRIAL CONGLOMERATES - 2.8%          3M Co.                                                     12,446        716,143
                                         General Electric Co.                                      188,665      3,056,373
                                         Textron, Inc.                                               4,360         60,473
                                         Tyco International Ltd.                                     8,490        183,384
                                                                                                             ------------
                                                                                                                4,016,373

INSURANCE - 2.6%                         AON Corp.                                                   4,975        227,258
                                         Aflac, Inc.                                                 8,542        391,565
                                         The Allstate Corp.                                          9,745        319,246
                                         American International Group, Inc.                         48,007         75,371
                                         Assurant, Inc.                                              2,000         60,000
                                         Chubb Corp.                                                 6,496        331,296
                                         Cincinnati Financial Corp.                                  2,866         83,315
                                         Genworth Financial, Inc. Class A                            7,700         21,791
                                         Hartford Financial Services Group, Inc.                     5,377         88,290

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   ------------
                                         Lincoln National Corp.                                      4,552   $     85,760
                                         Loews Corp.                                                 6,528        184,416
                                         MBIA, Inc.                                                  3,488         14,196
                                         Marsh & McLennan Cos., Inc.                                 9,160        222,313
                                         MetLife, Inc.                                              14,153        493,374
                                         Principal Financial Group, Inc.                             4,600        103,822
                                         The Progressive Corp.                                      12,100        179,201
                                         Prudential Financial, Inc.                                  7,600        229,976
                                         Torchmark Corp.                                             1,497         66,916
                                         The Travelers Cos., Inc.                                   10,537        476,272
                                         UnumProvident Corp.                                         6,189        115,115
                                         XL Capital Ltd. Class A                                     5,455         20,183
                                                                                                             ------------
                                                                                                                3,789,676

INTERNET & CATALOG RETAIL - 0.2%         Amazon.com, Inc. (a)                                        5,700        292,296
                                         Expedia, Inc. (a)                                           3,700         30,488
                                                                                                             ------------
                                                                                                                  322,784

INTERNET SOFTWARE & SERVICES - 1.4%      Akamai Technologies, Inc. (a)                               3,000         45,270
                                         eBay, Inc. (a)                                             19,500        272,220
                                         Google, Inc. Class A (a)                                    4,300      1,322,895
                                         VeriSign, Inc. (a)                                          3,500         66,780
                                         Yahoo! Inc. (a)                                            24,660        300,852
                                                                                                             ------------
                                                                                                                2,008,017

LEISURE EQUIPMENT & PRODUCTS - 0.1%      Eastman Kodak Co.                                           5,011         32,972
                                         Hasbro, Inc.                                                2,245         65,487
                                         Mattel, Inc.                                                6,480        103,680
                                                                                                             ------------
                                                                                                                  202,139

LIFE SCIENCES TOOLS & SERVICES - 0.3%    Life Technologies Corp (a)                                  3,160         73,660
                                         Millipore Corp. (a)                                         1,031         53,117
                                         PerkinElmer, Inc.                                           2,109         29,336
                                         Thermo Fisher Scientific, Inc. (a)                          7,436        253,345
                                         Waters Corp. (a)                                            1,700         62,305
                                                                                                             ------------
                                                                                                                  471,763

MACHINERY - 1.6%                         Caterpillar, Inc.                                          10,884        486,188
                                         Cummins, Inc.                                               3,680         98,366
                                         Danaher Corp.                                               4,566        258,481
                                         Deere & Co.                                                 7,576        290,312
                                         Dover Corp.                                                 3,334        109,755
                                         Eaton Corp.                                                 2,968        147,539
                                         Flowserve Corp.                                             1,100         56,650
                                         ITT Corp.                                                   3,256        149,743
                                         Illinois Tool Works, Inc.                                   7,132        249,977
                                         Ingersoll-Rand Co. Class A                                  5,686         98,652
                                         Manitowoc Co.                                               2,300         19,918
                                         PACCAR, Inc.                                                6,503        185,986

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   ------------
                                         Pall Corp.                                                  2,110   $     59,987
                                         Parker Hannifin Corp.                                       3,002        127,705
                                                                                                             ------------
                                                                                                                2,339,259

MEDIA - 2.5%                             CBS Corp. Class B                                          12,103         99,124
                                         Comcast Corp. Class A                                      52,052        878,638
                                         The DIRECTV Group, Inc. (a)                                 9,700        222,227
                                         Gannett Co., Inc.                                           4,147         33,176
                                         Interpublic Group of Cos., Inc. (a)                         8,492         33,628
                                         The McGraw-Hill Cos., Inc.                                  5,704        132,276
                                         Meredith Corp.                                                632         10,820
                                         The New York Times Co. Class A (b)                          2,077         15,224
                                         News Corp. Class A                                         41,000        372,690
                                         Omnicom Group Inc.                                          5,734        154,359
                                         Scripps Networks Interactive                                1,600         35,200
                                         Time Warner, Inc.                                          64,448        648,347
                                         Viacom, Inc. Class B (a)                                   11,103        211,623
                                         Walt Disney Co.                                            33,582        761,976
                                         The Washington Post Co. Class B                               103         40,196
                                                                                                             ------------
                                                                                                                3,649,504

METALS & MINING - 0.7%                   AK Steel Holding Corp.                                      1,900         17,708
                                         Alcoa, Inc. (e)                                            14,424        162,414
                                         Allegheny Technologies, Inc.                                1,761         44,958
                                         Freeport-McMoRan Copper & Gold, Inc. Class B                6,916        169,027
                                         Newmont Mining Corp.                                        8,203        333,862
                                         Nucor Corp.                                                 5,640        260,568
                                         Titanium Metals Corp.                                       1,400         12,334
                                         United States Steel Corp.                                   2,089         77,711
                                                                                                             ------------
                                                                                                                1,078,582

MULTI-UTILITIES - 1.4%                   Ameren Corp.                                                3,797        126,288
                                         CMS Energy Corp.                                            4,154         41,997
                                         CenterPoint Energy, Inc.                                    5,983         75,505
                                         Consolidated Edison, Inc.                                   4,858        189,122
                                         DTE Energy Co.                                              2,923        104,263
                                         Dominion Resources, Inc.                                   10,322        369,940
                                         Integrys Energy Group, Inc.                                 1,452         62,407
                                         NiSource, Inc.                                              4,811         52,777
                                         PG&E Corp.                                                  6,481        250,880
                                         Public Service Enterprise Group, Inc.                       9,128        266,264
                                         SCANA Corp.                                                 2,100         74,760
                                         Sempra Energy                                               4,317        184,034
                                         TECO Energy, Inc.                                           3,915         48,350
                                         Wisconsin Energy Corp.                                      2,200         92,356
                                         Xcel Energy, Inc.                                           7,984        148,103
                                                                                                             ------------
                                                                                                                2,087,046

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   -------------
MULTILINE RETAIL - 0.7%                  Big Lots, Inc. (a)                                          1,445   $     20,938
                                         Family Dollar Stores, Inc.                                  2,527         65,879
                                         J.C. Penney Co., Inc.                                       4,035         79,490
                                         Kohl's Corp. (a)                                            5,425        196,385
                                         Macy's, Inc.                                                7,406         76,652
                                         Nordstrom, Inc.                                             2,868         38,173
                                         Sears Holdings Corp. (a)(b)                                 1,070         41,591
                                         Target Corp.                                               13,434        463,876
                                                                                                             ------------
                                                                                                                  982,984

OFFICE ELECTRONICS - 0.1%                Xerox Corp.                                                15,523        123,718

OIL, GAS & CONSUMABLE FUELS - 11.4%      Anadarko Petroleum Corp.                                    8,336        321,353
                                         Apache Corp.                                                5,966        444,646
                                         Cabot Oil & Gas Corp. Class A                               1,800         46,800
                                         Chesapeake Energy Corp.                                     9,400        151,998
                                         Chevron Corp. (e)                                          36,507      2,700,423
                                         ConocoPhillips                                             26,924      1,394,663
                                         Consol Energy, Inc.                                         3,300         94,314
                                         Devon Energy Corp.                                          7,902        519,240
                                         EOG Resources, Inc.                                         4,432        295,083
                                         El Paso Corp.                                              12,512         97,969
                                         Exxon Mobil Corp.                                          91,346      7,292,151
                                         Hess Corp.                                                  5,015        269,005
                                         Marathon Oil Corp.                                         12,680        346,925
                                         Massey Energy Co.                                           1,500         20,685
                                         Murphy Oil Corp.                                            3,400        150,790
                                         Noble Energy, Inc.                                          3,100        152,582
                                         Occidental Petroleum Corp.                                 14,658        879,333
                                         Peabody Energy Corp.                                        4,800        109,200
                                         Pioneer Natural Resources Co.                               2,100         33,978
                                         Range Resources Corp.                                       2,800         96,292
                                         Southwestern Energy Co. (a)                                 6,200        179,614
                                         Spectra Energy Corp.                                       10,965        172,589
                                         Sunoco, Inc.                                                2,056         89,354
                                         Tesoro Corp.                                                2,400         31,608
                                         Valero Energy Corp.                                         9,400        203,416
                                         Williams Cos., Inc.                                        10,307        149,245
                                         XTO Energy, Inc.                                           10,191        359,437
                                                                                                             ------------
                                                                                                               16,602,693

PAPER & FOREST PRODUCTS - 0.2%           International Paper Co.                                     7,624         89,963
                                         MeadWestvaco Corp.                                          3,042         34,040
                                         Weyerhaeuser Co.                                            3,829        117,206
                                                                                                             ------------
                                                                                                                  241,209

PERSONAL PRODUCTS - 0.2%                 Avon Products, Inc.                                         7,594        182,484
                                         The Estee Lauder Cos., Inc. Class A                         2,000         61,920
                                                                                                             ------------
                                                                                                                  244,404

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   ------------
PHARMACEUTICALS - 7.7%                   Abbott Laboratories                                        27,920   $  1,490,090
                                         Allergan, Inc.                                              5,454        219,905
                                         Bristol-Myers Squibb Co.                                   35,563        826,840
                                         Eli Lilly & Co.                                            17,948        722,766
                                         Forest Laboratories, Inc. (a)                               5,418        137,996
                                         Johnson & Johnson                                          49,853      2,982,705
                                         King Pharmaceuticals, Inc. (a)                              4,316         45,836
                                         Merck & Co., Inc.                                          38,179      1,160,642
                                         Mylan, Inc. (a)                                             5,430         53,703
                                         Pfizer, Inc.                                              121,160      2,145,744
                                         Schering-Plough Corp.                                      29,111        495,760
                                         Watson Pharmaceuticals, Inc. (a)                            1,840         48,889
                                         Wyeth                                                      23,951        898,402
                                                                                                             ------------
                                                                                                               11,229,278

PROFESSIONAL SERVICES - 0.2%             Dun & Bradstreet Corp.                                      1,000         77,200
                                         Equifax, Inc.                                               2,279         60,439
                                         Monster Worldwide, Inc. (a)                                 2,171         26,247
                                         Robert Half International, Inc.                             2,786         58,005
                                                                                                             ------------
                                                                                                                  221,891

REAL ESTATE INVESTMENT TRUSTS            Apartment Investment & Management Co. Class A               1,891         21,839
(REITS) - 0.9%                           AvalonBay Communities, Inc.                                 1,400         84,812
                                         Boston Properties, Inc.                                     2,100        115,500
                                         Developers Diversified Realty Corp.                         2,100         10,248
                                         Equity Residential                                          4,800        143,136
                                         HCP, Inc.                                                   4,400        122,188
                                         Host Marriott Corp.                                         9,200         69,644
                                         Kimco Realty Corp.                                          4,100         74,948
                                         Plum Creek Timber Co., Inc.                                 3,100        107,694
                                         ProLogis                                                    4,900         68,061
                                         Public Storage                                              2,200        174,900
                                         Simon Property Group, Inc.                                  4,100        217,833
                                         Vornado Realty Trust                                        2,400        144,840
                                                                                                             ------------
                                                                                                                1,355,643

REAL ESTATE MANAGEMENT & DEVELOPMENT -   CB Richard Ellis Group, Inc. (a)                            3,100         13,392
0.0%

ROAD & RAIL - 1.0%                       Burlington Northern Santa Fe Corp.                          5,066        383,547
                                         CSX Corp.                                                   7,208        234,044
                                         Norfolk Southern Corp.                                      6,786        319,281
                                         Ryder System, Inc.                                          1,084         42,038
                                         Union Pacific Corp.                                         9,114        435,649
                                                                                                             ------------
                                                                                                                1,414,559

SEMICONDUCTORS & SEMICONDUCTOR           Advanced Micro Devices, Inc. (a)                           11,272         24,347
EQUIPMENT - 2.2%                         Altera Corp.                                                5,347         89,348
SEMICONDUCTOR EQUIPMENT -                Analog Devices, Inc.                                        5,173         98,390
2.1%                                     Applied Materials, Inc.                                    24,062        243,748
                                         Broadcom Corp. Class A (a)                                  7,897        134,012

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   ------------
                                         Intel Corp.                                               100,288   $  1,470,222
                                         KLA-Tencor Corp.                                            3,100         67,549
                                         LSI Corp. (a)                                              11,496         37,822
                                         Linear Technology Corp.                                     3,964         87,684
                                         MEMC Electronic Materials, Inc. (a)                         4,100         58,548
                                         Microchip Technology, Inc.                                  3,300         64,449
                                         Micron Technology, Inc. (a)                                13,526         35,709
                                         National Semiconductor Corp.                                3,508         35,326
                                         Novellus Systems, Inc. (a)                                  1,742         21,496
                                         Nvidia Corp. (a)                                            9,900         79,893
                                         Teradyne, Inc. (a)                                          2,938         12,398
                                         Texas Instruments, Inc.                                    23,471        364,270
                                         Xilinx, Inc.                                                4,913         87,550
                                                                                                             ------------
                                                                                                                3,012,761

SOFTWARE - 3.5%                          Adobe Systems, Inc. (a)                                     9,560        203,532
                                         Autodesk, Inc. (a)                                          4,052         79,622
                                         BMC Software, Inc. (a)                                      3,401         91,521
                                         CA, Inc.                                                    7,046        130,562
                                         Citrix Systems, Inc. (a)                                    3,229         76,108
                                         Compuware Corp. (a)                                         4,418         29,822
                                         Electronic Arts, Inc. (a)                                   5,700         91,428
                                         Intuit, Inc. (a)                                            5,786        137,649
                                         McAfee, Inc. (a)                                            2,800         96,796
                                         Microsoft Corp.                                           137,386      2,670,784
                                         Novell, Inc. (a)                                            6,182         24,048
                                         Oracle Corp. (a)                                           70,385      1,247,926
                                         Salesforce.com, Inc. (a)                                    1,800         57,618
                                         Symantec Corp. (a)                                         15,030        203,206
                                                                                                             ------------
                                                                                                                5,140,622

SPECIALTY RETAIL - 1.7%                  Abercrombie & Fitch Co. Class A                             1,500         34,605
                                         AutoNation, Inc. (a)                                        1,783         17,616
                                         AutoZone, Inc. (a)                                            708         98,745
                                         Bed Bath & Beyond, Inc. (a)                                 4,648        118,152
                                         Best Buy Co., Inc.                                          6,018        169,166
                                         GameStop Corp. Class A (a)                                  2,900         62,814
                                         The Gap, Inc.                                               8,403        112,516
                                         Home Depot, Inc.                                           30,459        701,166
                                         Limited Brands, Inc.                                        5,079         50,993
                                         Lowe's Cos., Inc.                                          26,222        564,297
                                         Office Depot, Inc. (a)                                      4,940         14,721
                                         RadioShack Corp.                                            2,283         27,259
                                         The Sherwin-Williams Co.                                    1,766        105,519
                                         Staples, Inc.                                              12,792        229,233
                                         TJX Cos., Inc.                                              7,456        153,370
                                         Tiffany & Co.                                               2,147         50,734
                                                                                                             ------------
                                                                                                                2,510,906

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

                                     (PERCENTAGES SHOWN ARE BASED ON NET ASSETS)

INDUSTRY                                 COMMON STOCKS                                            SHARES         VALUE
--------                                 ----------------------------------------------------   ----------   ------------
TEXTILES, APPAREL & LUXURY               Coach, Inc. (a)                                             6,000   $    124,620
GOODS - 0.4%                             Jones Apparel Group, Inc.                                   1,500          8,790
                                         Nike, Inc. Class B                                          7,034        358,734
                                         Polo Ralph Lauren Corp.                                     1,100         49,951
                                         VF Corp.                                                    1,508         82,593
                                                                                                             ------------
                                                                                                                  624,688

THRIFTS & MORTGAGE FINANCE - 0.2%        Hudson City Bancorp, Inc.                                   9,300        148,428
                                         People's United Financial, Inc.                             6,400        114,112
                                         Sovereign Bancorp, Inc. (a)                                 9,580         28,548
                                                                                                             ------------
                                                                                                                  291,088

TOBACCO - 1.8%                           Altria Group, Inc.                                         36,389        548,018
                                         Lorillard, Inc.                                             3,100        174,685
                                         Philip Morris International, Inc.                          36,389      1,583,285
                                         Reynolds American, Inc.                                     3,000        120,930
                                         UST, Inc.                                                   2,799        194,195
                                                                                                             ------------
                                                                                                                2,621,113

TRADING COMPANIES & DISTRIBUTORS -       Fastenal Co. (b)                                            2,300         80,155
0.1%                                     W.W. Grainger, Inc.                                         1,221         96,264
                                                                                                             ------------
                                                                                                                  176,419

WIRELESS TELECOMMUNICATION               American Tower Corp. Class A (a)                            7,100        208,172
SERVICES - 0.2%                          Sprint Nextel Corp. (a)                                    50,891         93,131
                                                                                                             ------------
                                                                                                                  301,303
                                                                                                             ------------
                                         TOTAL LONG-TERM INVESTMENTS
                                         (COST - $116,320,665) - 96.8%                                        141,277,935
                                                                                                             ------------

                                                                                                BENEFICIAL
                                                                                                 INTEREST
                                         SHORT-TERM SECURITIES                                     (000)
                                         ----------------------------------------------------   ----------
                                         BlackRock Liquidity Series, LLC Cash Sweep Series,
                                         1.64% (d)(f)                                           $    3,077      3,077,200
                                         BlackRock Liquidity Series, LLC Money Market Series,
                                         0.80% (d)(f)(g)                                               341        340,500
                                                                                                             ------------
                                         TOTAL SHORT-TERM SECURITIES
                                         (COST - $3,417,700) - 2.3%                                             3,417,700
                                                                                                             ------------
                                         TOTAL INVESTMENTS
                                         (COST - $119,738,365*)  - 99.1%                                      144,695,635
                                         OTHER ASSETS LESS LIABILITIES - 0.9%                                   1,330,339
                                                                                                             ------------
                                         NET ASSETS - 100.0%                                                 $146,025,974
                                                                                                             ============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost                  $126,811,169
                                ============
Gross unrealized appreciation   $ 45,180,768
Gross unrealized depreciation    (27,296,302)
                                ------------
Net unrealized appreciation     $ 17,884,466
                                ============

(a)  Non-income producing security.

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

(b)  Security, or a portion of security, is on loan.

(c)  Depositary receipts.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                 REALIZED
AFFILIATE                         PURCHASE COST    SALE COST    GAIN/LOSS    INCOME
---------                         -------------   -----------   ---------   --------
Blackrock Liquidity Series, LLC
   Cash Sweep Series                       --     $10,194,015*        --    $115,373
Blackrock Liquidity Series, LLC
   Money Market Series                     --     $   525,000*        --    $ 43,188
Merrill Lynch & Co., Inc.            $436,724     $   219,032   $(52,763)   $ 32,416
The PNC Financial Services
   Group, Inc.                       $  5,786     $    92,525   $  5,281    $ 18,290

*    Represents net sale cost.

(e) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(f)  Represents the current yield as of report date.

(g)  Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

- Financial futures contracts purchased as of December 31, 2008 were as follows:

                            EXPIRATION                 UNREALIZED
CONTRACTS       ISSUE          DATE      FACE VALUE   APPRECIATION
---------   -------------   ----------   ----------   ------------
   108      S&P 500 Index   March 2009   $4,753,384     $107,156

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND

SCHEDULE OF INVESTMENTS DECEMBER 31, 2008

- Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

          - Level 1 - price quotations in active markets/exchanges for identical securities

          - Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

          - Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

     The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund's investments:

            INVESTMENTS IN   OTHER FINANCIAL
              SECURITIES       INSTRUMENTS*
VALUATION   --------------   ---------------
  INPUTS        ASSETS            ASSETS
---------   --------------   ---------------
Level 1      $141,277,935        $107,156
Level 2         3,417,700              --
Level 3                --              --
             ------------        --------
TOTAL        $144,695,635        $107,156
             ============        ========

*    Other financial instruments are futures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON
DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders of BlackRock S&P 500 Index
V.I. Fund and Board of Directors of
BlackRock Variable Series Funds, Inc:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of BlackRock S&P 500 Index V.I. Fund, (the "Fund"), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2008, and for the year then ended and have issued our report thereon dated February 20, 2009 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's schedule of investments in securities (the "Schedule") as of December 31, 2008 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
February 20, 2009

           (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7   - Disclosure of Proxy Voting Policies and Procedures for Closed-End
           Management Investment Companies - Not Applicable

Item 8   - Portfolio Managers of Closed-End Management Investment Companies -
           Not Applicable

Item 9   - Purchases of Equity Securities by Closed-End Management Investment
           Company and Affiliated Purchasers - Not Applicable

Item 10  - Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11  - Controls and Procedures

11(a)    - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)    - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12  - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b)    - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock Variable Series Funds,
    Inc.

Date: February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke
    Chief Executive Officer
    (principal executive officer) of
    BlackRock Variable Series Funds,
    Inc.

Date: February 23, 2009


By: /s/ Neal J. Andrews
    --------------------------------
    Neal J. Andrews
    Chief Financial Officer
    (principal financial officer) of
    BlackRock Variable Series Funds,
    Inc.

Date: February 23, 2009